UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-09253

Allspring Funds Trust

(Exact name of registrant as specified in charter)

1415 Vantage Park Drive, 3rd Floor, Charlotte, NC 28203

(Address of principal executive offices) (Zip code)

Matthew Prasse

Allspring Funds Management, LLC

1415 Vantage Park Drive, 3rd Floor, Charlotte, NC 28203

(Name and address of agent for service)

Registrant’s telephone number, including area code: 800-222-8222

Date of fiscal year end: March 31

Registrant is making a filing for 8 of its series: Allspring Managed Account CoreBuilder® Shares – Series EPI, Allspring Disciplined Small Cap Fund, Allspring Discovery Innovation Fund, Allspring Discovery Small Cap Growth Fund, Allspring Index Fund, Allspring Precious Metals Fund, Allspring Special Small Cap Value Fund and Allspring Utility and Telecommunications Fund

Date of reporting period: March 31, 2024

ITEM 1. REPORT TO STOCKHOLDERS

Allspring Managed Account
Allspring Managed Account CoreBuilder® Shares – Series EPI
Annual Report
March 31, 2024

Allspring Managed Account | 1

Notice to Shareholders
 Beginning in July 2024, the Fund will be required by the Securities and Exchange Commission to send shareholders a paper copy of a new tailored shareholder report in place of the full shareholder report that you are now receiving. The tailored shareholder report will contain concise information about the Fund, including certain expense and performance information and fund statistics. If you wish to receive this new tailored shareholder report electronically, please follow the instructions on the back cover of this report.

 Other information that is currently included in the shareholder report, such as the Fund’s financial statements, will be available online and upon request, free of charge, in paper or electronic format.

2 | Allspring Managed Account

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Performance highlights (unaudited)
Performance highlights
Investment objective	The Fund seeks long-term total return, consisting of capital appreciation and current income.
Manager	Allspring Funds Management, LLC
Subadviser	Allspring Global Investments, LLC
Portfolio managers	Petros N. Bocray, CFA, FRM, Neville Javeri, CFA, Megan Miller, CFA

Average annual total returns (%) as of March 31, 2024
			Expense ratios[1] (%)
	Inception date	Since inception	Gross	Net[2]
Allspring Managed Account CoreBuilder® Shares - Series EPI (AEPIX)	6-8-2023	16.81	0.21	0.00
S&P 500 Index[3]	–	24.68 *	–	–
Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available by calling 1-888-877-9275.
Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.
Shares are sold without a front-end sales charge or contingent deferred sales charge.

*	Based on the Fund’s inception date.
[1]
Reflects the expense ratios as stated in the most recent prospectus. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the Financial Highlights of this report.

[2]
Generally, no ordinary fees or expenses are charged to the Fund. Allspring Funds Management, LLC has contractually committed to irrevocably absorb and pay or reimburse all ordinary operating expenses of the Fund, except portfolio transactions or other investment related costs (e.g., commissions), fees payable for services provided by the Fund’s securities lending agent (if any), interest, taxes, leverage expenses and other expenses not incurred in the ordinary course of the Fund’s business.
This commitment has an indefinite term.

[3]
The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

The values of, and/or the income generated by, securities held by the Fund may decline due to general market conditions or other factors, including those directly involving the issuers of such securities.  Stock values fluctuate in response to the activities of individual companies and general market and economic conditions.  The use of derivatives may reduce returns and/or increase volatility.  There are numerous risks associated with transactions in options on securities and unhedged written call options could expose a Fund to potentially unlimited loss.  The use of leverage results in certain risks, including, among others, the likelihood of greater volatility of net asset value. Consult the Fund’s prospectus for additional information on these and other risks.
CoreBuilder Shares are a series of investment options within the separately managed accounts advised or subadvised by Allspring Funds Management, LLC. The shares are fee-waived mutual funds that enable certain separately managed account investors to achieve greater diversification than smaller managed accounts might otherwise achieve.
Please remember that shares of the Fund may be purchased only by or on behalf of separately managed account clients where Allspring Funds Management, LLC has an agreement to serve as investment adviser or subadviser to the account with the separately managed account sponsor (typically a registered investment adviser or broker/dealer) or directly with the client.

CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

4 | Allspring Managed Account

Performance highlights (unaudited)

Growth of $10,000 investment as of March 31, 2024[1]

[1]
The chart compares the performance of the Fund since June 8, 2023 with the S&P 500 Index. The chart assumes a hypothetical investment of $10,000 investment and reflects all operating expenses of the Fund.

Allspring Managed Account | 5

Performance highlights (unaudited)
MANAGER’S DISCUSSION
Fund highlights
•The Fund underperformed the S&P 500 Index for the nine-month period that ended March 31, 2024.
•The call overlay strategy detracted from performance during the period, as did stock selection within the information technology (IT) and industrials sectors.
•Stock selection within the health care, materials, and financials sectors contributed to performance. Being absent utilities and real estate also benefited performance.
Overview:  Magnificent Seven dominated market returns.
The S&P 500 Index advanced 24.68% for the period from the Fund’s inception on June 8, 2023 through March 31, 2024, led by a narrow group of growth stocks. The top five contributors to the S&P 500 Index’s returns were responsible for 44% of the performance. This includes outperformance in five of the Magnificent Seven stocks (NVIDIA [+113.6%], Meta [+69.4%], Amazon [+38.4%], Alphabet [+26.0%], and Microsoft [+24.3%]), not to mention Eli Lilly (+66.8%). This outperformance was deserved as these companies continued to exceed expectations and deliver rapid revenue growth with expanding profit margins. These five stocks are expected to grow earnings per share by 58% on average in 2024, an estimate that was upwardly revised by 11% since the start of the year. As a result, the S&P 500 Index hit 22 all-time highs in the first quarter of 2024, and at quarter-end, it was up 40% since the beginning of 2023.

Ten largest holdings (%) as of March 31, 2024[1]
Microsoft Corp.	8.90
Apple, Inc.	6.78
Alphabet, Inc. Class C	5.83
Meta Platforms, Inc. Class A	4.43
Broadcom, Inc.	4.06
JPMorgan Chase & Co.	3.11
Eli Lilly & Co.	2.95
UnitedHealth Group, Inc.	2.77
Lam Research Corp.	2.54
Suncor Energy, Inc.	2.51

[1]	Figures represent the percentage of the Fund’s net assets. Holdings are subject to change and may have changed since the date specified.
Positioning changes:  More consumer discretionary and less consumer staples exposure.
The largest changes in positioning included an increase in the consumer discretionary sector driven by the addition of Hilton Worldwide Holdings Inc. (HLT), which we believe has one of the more visible long-term growth algorithms in the consumer sector. HLT recently held an investor day that laid out its long-term growth plans of high-single-digit top-line growth with modest operating efficiencies combined with a strong history of capital returns (forecast share reduction of 14–16% over the next two years). HLT has a strong pipeline of new construction, new or revamped brands, and strategic partnerships that we believe should lead to better-
than-peer growth over the next three to five years. We believe that this, coupled with a best-in-class technology framework that is improving customer experience, loyalty, and monetization efforts, should continue to drive Hilton shares.
The allocation to consumer staples declined, primarily due to exiting Diageo plc sponsored American depositary receipts (DEO) as guidance for fiscal 2024 was disappointing, notably with respect to the Latin America and Caribbean territory. The CEO’s comments around expectations for North America added further disappointment as she would not commit to predicting how the industry will perform and suggested it could be 6 to 18 months before the U.S. will get back to mid-single-digit growth.
Call overlay options strategy detracted from performance.
The call overlay strategy detracted from performance during the period but was in line with expectations given the move in the markets. Equities had a breathtaking rally in this period, with the S&P 500 Index returning 19.44%, with much of that gain realized in the final two months of 2023. Foregone upside from call options during November and December more than offset positive performance in the balance of the period. The fabled soft landing again became the consensus, as the increasing likelihood of rate cuts made their way into market pricing during this period.
Performance was helped marginally in this time frame by the Nasdaq 100 ETF† (QQQ) component, but it was hurt most on a relative basis by the positions in the S&P 500 Index. Looking forward, these two indexes are both among the more attractive underliers for the strategy from an option premium harvesting point of view.
Broadcom contributed while UPS detracted from results.
Broadcom (AVGO) was the leading relative contributor in the Fund during the period. The company is the second-largest beneficiary of the ongoing artificial intelligence (AI) boom, behind NVIDIA, driven by its leading position in custom ASICs (application-specific integrated circuits) and networking components. Broadcom’s recent results reflected this as it disclosed that AI-related revenue would grow 145% year over year and account for 35% of semiconductor revenue, up from the prior expectation of 25% for fiscal-year 2024. The road map to achieving this was laid out at an AI Infrastructure investor day that was held a few weeks after earnings were reported and was well received by investors. The acquisition of VMware was closed, and going forward, the growth trajectory of that
†
The Nasdaq 100 Index is an unmanaged group of the 100 biggest companies listed on the Nasdaq Composite Index. The list is updated quarterly, and companies on this index are typically representative of technology-related industries, such as computer hardware and software products, telecommunications, biotechnology, and retail/wholesale trade. You cannot invest directly in an index.

6 | Allspring Managed Account

Performance highlights (unaudited)
business and execution on synergies will become an increasing area of investor focus, alongside the AI opportunity and pending recovery in the non-AI semiconductor businesses.
United Parcel Service (UPS) was the leading relative detractor in the Fund during the period. The company underperformed the S&P 500 Index, particularly in the first quarter of 2024, as it guided down first quarter 2024 estimates while announcing mid-term targets that may be too optimistic given UPS’s reliance on a strong macroeconomic recovery. Investors were also concerned that any progress made from cost control efforts would be used to ramp capital expenditures.
Sector allocation as of March 31, 2024[1]

[1]	Figures represent the percentage of the Fund’s long-term investments. Allocations are subject to change and may have changed since the date specified.
Outlook:  Uncertainty persists over timing and number of rate cuts.
The VIX Index†, the best-known measure of option-implied volatility, closed March 2024 at 13.01, a decrease from its late-2023 peak. The increasing probability assigned to the soft-landing scenario led equity markets lower in both realized and implied volatility, as the major risk to markets—global recession—was downgraded. Premium collected was in line with expectations, even though the VIX spent most of this time near multi-year lows (lower volatility leads directly to lower premiums), and quarter-end VIX suggests we should expect strikes closer to spot (current market levels) than might be typical for the near-term future.
The new year brought a renewed sense of uncertainty and a lack of clarity as to the timing of the expected Federal Reserve (Fed) interest rate cuts in 2024. Most investors and economists believe these have now been pushed out to the latter half of the year. However, a tech-heavy, AI-focused market produced strong returns, primarily driven by a select few names. The Fed will likely continue to rely on economic indicators that have recently pointed to a soft landing but are still volatile enough to reexamine its current dovish narrative. The key debate among investors will focus primarily on the pace and timing of potential rate cuts as the recent move in the market suggests that the number of cuts by the Fed will now only be two to three versus the seven that the market expected at the onset of the 2024 calendar year. Equity market valuations remain elevated and have increased since the end of 2023 and are still above historic levels.
Despite this, we remain confident that our process will help navigate the portfolio through these uncertainties. We will look to opportunistically upgrade the quality of our portfolio by staying true to our process, which highlights the positive long-term fundamentals of high-quality companies, and to capture pricing inefficiencies overlooked by market participants. We believe this will position us well for the future as global economies return to normal levels of activity and the market broadens out as clarity around the rate cycle improves.
†The VIX Index is a financial benchmark designed to be an up-to-the-minute market estimate of the expected volatility of the S&P 500® Index, and is calculated by using the midpoint of real-time S&P 500 Index (SPX) option bid/ask quotes. You cannot invest directly in an index.

Allspring Managed Account | 7

Fund expenses (unaudited)
Fund expenses
As a shareholder of the Fund, you incur ongoing costs and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from October 1, 2023 to March 31, 2024.
Actual expenses
The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000= 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.
Hypothetical example for comparison purposes
The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.
	Beginning account value 10-1-2023	Ending account value 3-31-2024	Expenses paid during the period[1]	Annualized net expense ratio
Actual	$1,000.00	$1,171.81	$0.43 *	0.08%*
Hypothetical (5% return before expenses)	$1,000.00	$1,024.47	$0.40 *	0.08%*

[1]	Expenses paid is equal to the annualized net expense ratio multiplied by the average account value over the period, multiplied by 182 divided by 366 (to reflect the one-half-year period).
*
Generally, no ordinary fees or expenses are charged to the Fund. Allspring Funds Management, LLC has contractually committed to irrevocably absorb and pay or reimburse all ordinary operating expenses of the Fund, except portfolio transactions or other investment related costs (e.g., commissions), fees payable for services provided by the Fund’s securities lending agent (if any), interest, taxes, leverage expenses and other expenses not incurred in the ordinary course of the Fund’s business.
This commitment has an indefinite term.

8 | Allspring Managed Account

Portfolio of investments—March 31, 2024
Portfolio of investments

	Shares	Value
Common stocks: 97.54%
Communication services: 11.26%
Entertainment: 1.00%
Electronic Arts, Inc.#	239	$31,708
Interactive media & services: 10.26%
Alphabet, Inc. Class C†#	1,212	184,539
Meta Platforms, Inc. Class A#	289	140,333
		324,872
Consumer discretionary: 9.49%
Hotels, restaurants & leisure: 6.13%
Booking Holdings, Inc.#	20	72,557
Hilton Worldwide Holdings, Inc.#	187	39,889
McDonald’s Corp.#	160	45,112
Starbucks Corp.#	402	36,739
		194,297
Household durables: 1.67%
Garmin Ltd.#	356	52,998
Specialty retail: 1.69%
Home Depot, Inc.#	139	53,321
Consumer staples: 3.55%
Consumer staples distribution & retail : 1.04%
Target Corp.#	186	32,961
Food products: 1.26%
Mondelez International, Inc. Class A#	569	39,830
Personal care products: 1.25%
Unilever PLC ADR#	792	39,751
Energy: 4.97%
Oil, gas & consumable fuels: 4.97%
Suncor Energy, Inc.#	2,157	79,615
TotalEnergies SE ADR#	1,132	77,915
		157,530
Financials: 15.68%
Banks: 8.08%
Citigroup, Inc.#	992	62,734
JPMorgan Chase & Co.#	492	98,547
Regions Financial Corp.#	2,215	46,604
Toronto-Dominion Bank#	797	48,123
		256,008
The accompanying notes are an integral part of these financial statements.
Allspring Managed Account | 9

Portfolio of investments—March 31, 2024

	Shares	Value
Capital markets: 3.55%
BlackRock, Inc.#	57	$47,521
Blackstone, Inc.#	494	64,897
		112,418
Financial services: 2.09%
Visa, Inc. Class A#	237	66,142
Insurance: 1.96%
Manulife Financial Corp.#	2,490	62,225
Health care: 11.27%
Biotechnology: 1.78%
AbbVie, Inc.#	310	56,451
Health care providers & services: 2.77%
UnitedHealth Group, Inc.#	177	87,562
Life sciences tools & services: 1.41%
Thermo Fisher Scientific, Inc.#	77	44,753
Pharmaceuticals: 5.31%
Eli Lilly & Co.#	120	93,355
Merck & Co., Inc.#	567	74,816
		168,171
Industrials: 9.97%
Aerospace & defense: 3.26%
Boeing Co.†#	266	51,335
RTX Corp.#	533	51,984
		103,319
Air freight & logistics: 1.30%
United Parcel Service, Inc. Class B#	278	41,319
Commercial services & supplies: 1.60%
Waste Management, Inc.#	238	50,730
Electrical equipment: 2.48%
Eaton Corp. PLC#	251	78,482
Ground transportation: 1.33%
Union Pacific Corp.#	171	42,054
Information technology: 29.07%
Communications equipment: 1.55%
Cisco Systems, Inc.#	981	48,962
Electronic equipment, instruments & components: 1.27%
TE Connectivity Ltd.#	278	40,377
IT services: 1.01%
Cognizant Technology Solutions Corp. Class A#	437	32,028
The accompanying notes are an integral part of these financial statements.
10 | Allspring Managed Account

Portfolio of investments—March 31, 2024

	Shares	Value
Semiconductors & semiconductor equipment: 8.26%
Advanced Micro Devices, Inc.†#	291	$52,522
Broadcom, Inc.#	97	128,565
Lam Research Corp.#	83	80,640
		261,727
Software: 10.20%
Adobe, Inc.†#	82	41,377
Microsoft Corp.#	670	281,882
		323,259
Technology hardware, storage & peripherals: 6.78%
Apple, Inc.#	1,252	214,693
Materials: 2.28%
Chemicals: 2.28%
Celanese Corp.#	420	72,181
Total common stocks (Cost $2,583,498)		3,090,129

		Yield
Short-term investments: 2.69%
Investment companies: 2.69%
Allspring Government Money Market Fund Select Class♠∞		5.25%	85,237	85,237
Total short-term investments (Cost $85,237)				85,237
Total investments in securities (Cost $2,668,735)	100.23%			3,175,366
Other assets and liabilities, net	(0.23)			(7,301)
Total net assets	100.00%			$3,168,065

#	All or a portion of this security is segregated as collateral for investments in derivative instruments.
†	Non-income-earning security
♠	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.
∞	The rate represents the 7-day annualized yield at period end.

Abbreviations:
ADR	American depositary receipt
Investments in affiliates
An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were affiliates of the Fund at the end of the period were as follows:
	Value, beginning of period	Purchases	Sales proceeds	Net realized gains (losses)	Net change in unrealized gains (losses)	Value, end of period	Shares, end of period	Income from affiliated securities
Short-term investments
Allspring Government Money Market Fund Select Class	$0	$3,105,632	$(3,020,395)	$0	$0	$85,237	85,237	$5,403
The accompanying notes are an integral part of these financial statements.
Allspring Managed Account | 11

Portfolio of investments—March 31, 2024

Written options
Description	Counterparty	Number of contracts	Notional amount	Exercise price	Expiration date	Value
Call
E-Mini S&P 500	Morgan Stanley Co.	(18)	$(955,800)	$531.00	4-5-2024	$(1,350)
E-Mini S&P 500	Morgan Stanley Co.	(12)	(666,000)	555.00	4-5-2024	(36)
E-Mini S&P 500	Morgan Stanley Co.	(26)	(1,380,600)	531.00	4-12-2024	(5,304)
E-Mini S&P 500	Morgan Stanley Co.	(22)	(1,188,000)	540.00	4-19-2024	(1,892)
E-Mini S&P 500	Morgan Stanley Co.	(3)	(169,500)	565.00	4-19-2024	(9)
E-Mini S&P 500	Morgan Stanley Co.	(8)	(452,000)	565.00	4-26-2024	(32)
E-Mini S&P 500	Morgan Stanley Co.	(9)	(485,100)	539.00	4-26-2024	(1,526)
Invesco QQQ Trust, Series 1	Morgan Stanley Co.	(1)	(45,800)	458.00	4-12-2024	(91)
Invesco QQQ Trust, Series 1	Morgan Stanley Co.	(7)	(322,000)	460.00	4-26-2024	(1,641)
iShares Russell 2000 ETF	Morgan Stanley Co.	(9)	(196,200)	218.00	4-5-2024	(162)
iShares Russell 2000 ETF	Morgan Stanley Co.	(10)	(213,000)	213.00	4-12-2024	(2,090)
iShares Russell 2000 ETF	Morgan Stanley Co.	(11)	(237,600)	216.00	4-19-2024	(1,914)
iShares Russell 2000 ETF	Morgan Stanley Co.	(7)	(153,300)	219.00	4-26-2024	(1,043)
SPDR Dow Jones Industrial Average ETF	Morgan Stanley Co.	(2)	(83,000)	415.00	4-12-2024	(12)
SPDR Dow Jones Industrial Average ETF	Morgan Stanley Co.	(5)	(210,000)	420.00	4-19-2024	(28)
						$(17,130)
The accompanying notes are an integral part of these financial statements.
12 | Allspring Managed Account

Statement of assets and liabilities—March 31, 2024
Financial statements
Statement of assets and liabilities
Assets
Investments in unaffiliated securities, at value (cost $2,583,498)	$3,090,129
Investments in affiliated securities, at value (cost $85,237)	85,237
Cash	154,289
Receivable for investments sold	11,137
Receivable from manager	5,897
Receivable for dividends	3,243
Prepaid expenses and other assets	2,000
Total assets	3,351,932
Liabilities
Payable for investments purchased	159,510
Written options, at value (premiums received $17,009)	17,130
Payable for dividends on securities sold short	1,150
Accrued expenses and other liabilities	6,077
Total liabilities	183,867
Total net assets	$3,168,065
Net assets consist of
Paid-in capital	$2,802,619
Total distributable earnings	365,446
Total net assets	$3,168,065
Computation of net asset value per share
Net assets	$3,168,065
Shares outstanding[1]	139,864
Net asset value per share	$22.65
1 The Fund has an unlimited number of authorized shares.
The accompanying notes are an integral part of these financial statements.
Allspring Managed Account | 13

Statement of operations—year ended March 31, 20241
Statement of operations
Investment income
Dividends (net of foreign withholdings taxes of $1,499)	$37,899
Income from affiliated securities	5,403
Interest	721
Total investment income	44,023
Expenses
Custody and accounting fees	1,865
Professional fees	53,888
Registration fees	33,908
Shareholder report expenses	3,660
Trustees’ fees and expenses	17,329
Dividends on securities sold short	1,150
Other fees and expenses	4,039
Total expenses	115,839
Less: Fee waivers and/or expense reimbursements	(114,689)
Net expenses	1,150
Net investment income	42,873
Realized and unrealized gains (losses) on investments
Net realized gains (losses) on
Unaffiliated securities	(8,974)
Foreign currency and foreign currency translations	31
Written options	(86,000)
Net realized losses on investments	(94,943)
Net change in unrealized gains (losses) on
Unaffiliated securities	506,631
Written options	(121)
Net change in unrealized gains (losses) on investments	506,510
Net realized and unrealized gains (losses) on investments	411,567
Net increase in net assets resulting from operations	$454,440
1 For the period from June 8, 2023 (commencement of operations) to March 31, 2024
The accompanying notes are an integral part of these financial statements.
14 | Allspring Managed Account

Statement of changes in net assets
Statement of changes in net assets
	YEAR ENDED March 31, 2024[1]
Operations
Net investment income		$42,873
Net realized losses on investments		(94,943)
Net change in unrealized gains (losses) on investments		506,510
Net increase in net assets resulting from operations		454,440
Distributions to shareholders from
Net investment income and net realized gains		(88,994)
Capital share transactions	Shares
Proceeds from shares sold	139,825	2,801,800
Reinvestment of distributions	39	819
Net increase in net assets resulting from capital share transactions		2,802,619
Total increase in net assets		3,168,065
Net assets
Beginning of period		0
End of period		$3,168,065
1 For the period from June 8, 2023 (commencement of operations) to March 31, 2024
The accompanying notes are an integral part of these financial statements.
Allspring Managed Account | 15

Financial highlights

(For a share outstanding throughout the period)

Year ended March 31
2024[1]
Net asset value, beginning of period	$20.00
Net investment income	0.32 [2]
Net realized and unrealized gains (losses) on investments	2.98
Total from investment operations	3.30
Distributions to shareholders from
Net investment income	(0.30)
Net realized gains	(0.35)
Total distributions to shareholders	(0.65)
Net asset value, end of period	$22.65
Total return[3]	16.81%
Ratios to average net assets (annualized)
Gross expenses*	5.18%
Net expenses*,4	0.05%
Net investment income*	1.92%
Supplemental data
Portfolio turnover rate	11%
Net assets, end of period (000s omitted)	$3,168

*	Ratios include dividends on securities sold short as follows:

Year ended March 31, 2024	0.05%

[1]	For the period from June 8, 2023 (commencement of operations) to March 31, 2024
[2]	Calculated based upon average shares outstanding
[3]	Returns for periods of less than one year are not annualized.
[4]
The manager has contractually committed to irrevocably absorb and pay or reimburse all ordinary operating expenses of the Fund, except portfolio transactions or other investment-related costs (e.g., commissions), fees payable for services provided by the Fund’s securities lending agent (if any), interest, taxes, leverage expenses, and other expenses not incurred in the ordinary course of the Fund’s business. This commitment has an indefinite term.

The accompanying notes are an integral part of these financial statements.
16 | Allspring Managed Account

Notes to financial statements
Notes to financial statements
1.
ORGANIZATION
Allspring Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Allspring Managed Account CoreBuilder Shares - Series EPI (the “Fund”) which is a diversified series of the Trust.
The Fund is a special purpose fund invested primarily in a diversified portfolio of equity securities of approximately 40 to 60 large capitalization U.S. companies and is intended to be used in combination with selected individual securities to effectively model institutional-level investment strategies. The Fund is intended to help enable certain separately managed account investors to achieve greater diversification than smaller managed accounts might otherwise achieve.
2.
SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
Securities valuation
All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.
Equity securities and exchange-traded funds that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price.
Options that are listed on a foreign or domestic exchange or market are valued at the closing mid-price. Non-listed options are valued at the evaluated price provided by an independent pricing service or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.
Investments in registered open-end investment companies (other than those listed on a foreign or domestic exchange or market) are valued at net asset value.
Investments which are not valued using the methods discussed above are valued at their fair value, as determined in good faith by Allspring Funds Management, LLC (“Allspring Funds Management”), which was named the valuation designee by the Board of Trustees. As the valuation designee, Allspring Funds Management is responsible for day-to-day valuation activities for the Allspring Funds. In connection with these responsibilities, Allspring Funds Management has established a Valuation Committee and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities. On a quarterly basis, the Board of Trustees receives reports of valuation actions taken by the Valuation Committee. On at least an annual basis, the Board of Trustees receives an assessment of the adequacy and effectiveness of Allspring Funds Management’s process for determining the fair value of the portfolio of investments.
Foreign currency translation
The accounting records of the Fund are maintained in U.S. dollars. The values of other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at  rates provided by an independent foreign currency pricing source at a time each business day specified by the Valuation Committee. Purchases and sales of securities, and income and expenses are converted at the rate of exchange on the respective dates of such transactions. Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities resulting from changes in exchange rates. The changes in net assets arising from changes in exchange rates of securities and the changes in net assets resulting from changes in market prices of securities are not separately presented. Such changes are included in net realized and unrealized gains or losses from investments.
Options
The Fund may write covered call options or secured put options on individual securities and/or indexes. When the Fund writes an option, an amount equal to the premium received is recorded as a liability and is subsequently adjusted to the current market value of the written option. Premiums received from written options that expire unexercised are recognized as realized gains on the expiration date. For exercised options, the difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is treated as a realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in calculating the realized gain or loss on the sale. If a put option is exercised, the premium reduces the cost of the security purchased. The Fund, as a writer of an option, bears the market risk of an unfavorable change in the price of the security and/or index underlying the written option.
Allspring Managed Account | 17

Notes to financial statements
The Fund may also purchase call or put options. Premiums paid are included in the Statement of Assets and Liabilities as investments, the values of which are subsequently adjusted based on the current market values of the options. Premiums paid for purchased options that expire are recognized as realized losses on the expiration date. Premiums paid for purchased options that are exercised or closed are added to the amount paid or offset against the proceeds received for the underlying security to determine the realized gain or loss. The risk of loss associated with purchased options is limited to the premium paid.
Options traded on an exchange are regulated and terms of the options are standardized. The Fund is subject to equity price risk. Purchased options traded over-the-counter expose the Fund to counterparty risk in the event the counterparty does not perform. This risk can be mitigated by having a master netting arrangement between the Fund and the counterparty and by having the counterparty post collateral to cover the Fund’s exposure to the counterparty.
Security transactions and income recognition
Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.
Dividend income is recognized on the ex-dividend date. Dividend income is recorded net of foreign taxes withheld where recovery of such taxes is not assured.
Interest earned on cash balances held at the custodian is recorded as interest income.
Distributions to shareholders
Distributions to shareholders are recorded on the ex-dividend date and paid from net investment income monthly and any net realized gains are paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.
Federal and other taxes
The Fund intends to qualify as a regulated investment company by distributing substantially all of its investment company taxable  income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.
The Fund’s income and federal excise tax returns and all financial records supporting those returns for the period since commencement of operations will be subject to examination by the federal and Delaware revenue authorities.
As of March 31, 2024, the aggregate cost of all investments for federal income tax purposes was $2,669,162 and the unrealized gains (losses) consisted of:
Gross unrealized gains	$554,847
Gross unrealized losses	(48,643)
Net unrealized gains	$506,204
As of March 31, 2024, the Fund had current year deferred post-October capital losses consisting of $72,994 in short-term capital losses and $70,981 in long-term capital losses which will be recognized in the first day of the following fiscal year.
3.
FAIR VALUATION MEASUREMENTS
Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:
•Level 1—quoted prices in active markets for identical securities
•Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.
18 | Allspring Managed Account

Notes to financial statements
The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of March 31, 2024:
	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:
Common stocks
Communication services	$356,580	$0	$0	$356,580
Consumer discretionary	300,616	0	0	300,616
Consumer staples	112,542	0	0	112,542
Energy	157,530	0	0	157,530
Financials	496,793	0	0	496,793
Health care	356,937	0	0	356,937
Industrials	315,904	0	0	315,904
Information technology	921,046	0	0	921,046
Materials	72,181	0	0	72,181
Short-term investments
Investment companies	85,237	0	0	85,237
Total assets	$3,175,366	$0	$0	$3,175,366
Liabilities
Written options	$17,130	$0	$0	$17,130
Total liabilities	$17,130	$0	$0	$17,130
Additional sector, industry or geographic detail, if any, is included in the Portfolio of Investments.
At March 31, 2024, the Fund did not have any transfers into/out of Level 3.
4.
TRANSACTIONS WITH AFFILIATES
The Trust has entered into an investment management contract with Allspring Funds Management, a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P. The manager is responsible for implementing investment policies and guidelines and for supervising the subadviser, who is responsible for day-to-day portfolio management of the Fund. For providing these services, Allspring Funds Management does not receive a fee from the Fund but is entitled to receive fees from separately managed account sponsors of the wrap-fee programs. Out of these fees, Allspring Funds Management pays Allspring Global Investments, LLC, an affiliate of Allspring Funds Management and a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, for its services as the subadviser to the Fund.
Generally, no ordinary operating fees or expenses are charged to the Fund. Allspring Funds Management has contractually committed to irrevocably absorb and pay or reimburse all ordinary operating expenses of the Fund, except portfolio transactions or other investment-related costs (e.g., commissions), fees payable for services provided by the Fund’s securities lending agent (if any), interest, taxes, leverage expenses, and other expenses not incurred in the ordinary course of the Fund’s business. This commitment has an indefinite term.
Interfund transactions
The Fund may purchase or sell portfolio investment securities to certain affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices. Pursuant to these procedures, the Fund did not have any interfund transactions for the period from June 8, 2023 (commencement of operations) to March 31, 2024.
5.
INVESTMENT PORTFOLIO TRANSACTIONS
Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the period from June 8, 2023 (commencement of operations) to March 31, 2024 were $2,889,908 and $316,601, respectively.
6.
DERIVATIVE TRANSACTIONS
During the period from June 8, 2023 (commencement of operations) to March 31, 2024, the Fund entered into written options for income generation and hedging purposes. The Fund had an average of 117 written option contracts.
The fair value, realized gains or losses and change in unrealized gains or losses, if any, on derivative instruments are reflected in the corresponding financial statement captions.
Allspring Managed Account | 19

Notes to financial statements
For options contracts, the Fund has the right to use the collateral to offset any losses incurred. As of March 31, 2024, the Fund had written options contracts with the following counterparty which are subject to offset:
Counterparty	Gross amounts of liabilities in the Statement of Assets and Liabilities	Amounts subject to netting agreements	Collateral pledged[1]	Net amount of liabilities
Morgan Stanley Co.	$17,130	$0	$(17,130)	$0

[1]	Collateral pledged within this table is limited to the collateral for the net transaction with the counterparty.
7.
BANK BORROWINGS
The Trust (excluding the money market funds), Allspring Master Trust and Allspring Variable Trust are parties to a $350,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate or the overnight bank funding rate in effect on that day plus a spread. In addition, an annual commitment fee based on the unused balance is allocated to each participating fund.
For the period from June 8, 2023 (commencement of operations) to March 31, 2024, there were no borrowings by the Fund under the agreement.
8.
DISTRIBUTIONS TO SHAREHOLDERS
The tax character of distributions paid for the period from June 8, 2023 (commencement of operations) to March 31, 2024 was $75,036 of ordinary income and $13,958 of long-term capital gain.
As of March 31, 2024, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income	Unrealized gains	Post-October capital losses deferred
$3,338	$506,083	$(143,975)
9.
CONCENTRATION RISK
Concentration risk exists when a shareholder owns a large amount of shares of the Fund. A fund with a concentration of ownership may be more affected by the investment activity of those shareholders than would be a fund that does not have any ownership concentration. As of March 31, 2024, Allspring Funds Management or one of its affiliates owned 99% of the Fund.
As of the end of the period, the Fund concentrated its portfolio of investments in the information technology sector. A fund that invests a substantial portion of its assets in any sector may be more affected by changes in that sector than would be a fund whose investments are not heavily weighted in any sector.
10.INDEMNIFICATION
Under the Fund’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Fund. The Fund has entered into a separate agreement with each Trustee that converts indemnification rights currently existing under the Fund’s organizational documents into contractual rights that cannot be changed in the future without the consent of the Trustee. Additionally, in the normal course of business, the Fund may enter into contracts with service providers that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.
20 | Allspring Managed Account

Report of independent registered public accounting firm
To the Shareholders of the Fund and Board of Trustees
Allspring Funds Trust:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Allspring Managed Account CoreBuilder Shares - Series EPI, one of the funds constituting Allspring Funds Trust, including the portfolio of investments, as of March 31, 2024, the related statements of operations and changes in net assets for the period from June 8, 2023 (commencement of operations) to March 31, 2024, and the related notes (collectively, the financial statements) and the financial highlights for the period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of March 31, 2024, the results of its operations, the changes in its net assets, and the financial highlights for the period from June 8, 2023 to March 31, 2024, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audit included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of March 31, 2024, by correspondence with the custodian, transfer agent and brokers, or by other appropriate auditing procedures. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audit provide a reasonable basis for our opinion.

We have not been able to determine the specific year that we began serving as the auditor of one or more Allspring Funds investment companies; however, we are aware that we have served as the auditor of one or more Allspring Funds investment companies since at least 1955.
Boston, Massachusetts
May 23, 2024
Allspring Managed Account | 21

Other information (unaudited)
Other information
Tax information
For corporate shareholders, pursuant to Section 854 of the Internal Revenue Code, 34% of ordinary income dividends qualify for the corporate dividends-received deduction for the fiscal year ended March 31, 2024.
Pursuant to Section 852 of the Internal Revenue Code, $13,958 was designated as a 20% rate gain distribution for the fiscal year ended
March 31, 2024.
Pursuant to Section 854 of the Internal Revenue Code, $37,668 of income dividends paid during the fiscal year ended March 31, 2024 has been designated as qualified dividend income (QDI).
For the fiscal year ended March 31, 2024, $5,451 has been designated as interest-related dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.
For the fiscal year ended March 31, 2024, $34,320 has been designated as short-term capital gain dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.
Proxy voting information
A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-866-259-3305, visiting our website at allspringglobal.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at allspringglobal.com or by visiting the SEC website at sec.gov.
Quarterly portfolio holdings information
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the SEC website at sec.gov.

22 | Allspring Managed Account

Other information (unaudited)
Board of trustees and officers
Each of the Trustees and Officers listed in the table below acts in identical capacities for each fund in the Allspring family of funds, which consists of 100 mutual funds comprising the Allspring Funds Trust, Allspring Variable Trust, Allspring Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information†. The mailing address of each Trustee and Officer is 1415 Vantage Park Drive, 3rd Floor, Charlotte, NC 28203. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.
Independent Trustees
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015
Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong
Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of
Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International
Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life
Insurance Company. Serves on the Investment Company Institute’s Board of Governors since
2022 and Executive Committee since 2023 as well as the Vice Chairman of the Governing Council of the Independent Directors Council since 2023. Audit Committee Chair and Investment
Committee Chair of the Vincent Memorial Hospital Foundation (non-profit organization). Mr.
Ebsworth is a CFA charterholder.
N/A
Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since January 2018#
Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning
Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens &
Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead
Independent Director and chair of the Audit Committee. Board member of the Russell Exchange
Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is also an inactive Chartered Financial Analyst.
N/A
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009; Audit Committee Chair, since 2019
Retired. Member of the Advisory Board of CEF of East Central Florida. Chairman of the Board of
CIGNA Corporation from 2009 to 2021, and Director from 2005 to 2008. From 2003 to 2011,
Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and
Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to
2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the
Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory board of
Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Advisory Board Member, Fellowship of Christian Athletes. Mr. Harris is a certified public accountant (inactive status).
N/A
David F. Larcker (Born 1950)	Trustee, since 2009
Distinguished Visiting Fellow at the Hoover Institution since 2022. James Irvin Miller Professor of
Accounting at the Graduate School of Business (Emeritus), Stanford University, Director of the
Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate
Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of
Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The
Wharton School, University of Pennsylvania from 1985 to 2005.
N/A
Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chair, since 2018
International Foundation of Employee Benefit Plans Professor since 1993, Wharton School of the
University of Pennsylvania. Director of Wharton’s Pension Research Council and Boettner Center
on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic
Research. Previously taught at Cornell University from 1978 to 1993.
N/A
* Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.
#  Ms. Freeman will serve as Chair Liaison through June 2024, at which time Ms. Wheelock will assume the role.
†
The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-877-9275 or by visiting the website at allspringglobal.com.

Allspring Managed Account | 23

Other information (unaudited)
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Timothy J. Penny (Born 1951)	Trustee, since 1996; Chair, since 2018
President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Vice Chair of the Economic Club of Minnesota, since 2007. Co-Chair of the Committee for a Responsible Federal Budget, since 1995. Member of the Board of Trustees of
NorthStar Education Finance, Inc., a non-profit organization, from 2007-2022. Senior Fellow of the University of Minnesota Humphrey Institute from 1995 to 2017.
N/A
James G. Polisson (Born 1959)	Trustee, since 2018
Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to
2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell
Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays
Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays
Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-
profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of
Columbia Bar Associations.
N/A
Pamela Wheelock (Born 1959)	Trustee, since January 2020; previously Trustee from January 2018 to July 2019#
Retired. Executive and Senior Financial leadership positions in the public, private and nonprofit sectors. Interim President and CEO, McKnight Foundation, 2020. Interim Commissioner,
Minnesota Department of Human Services, 2019. Chief Operating Officer, Twin Cities Habitat for
Humanity, 2017-2019. Vice President for University Services, University of Minnesota, 2012-
2016. Interim President and CEO, Blue Cross and Blue Shield of Minnesota, 2011-2012. Executive
Vice-President and Chief Financial Officer, Minnesota Wild, 2002-2008. Commissioner,
Minnesota Department of Finance, 1999-2002. Chair of the Board of Directors of Destination
Medical Center Corporation. Board member of the Minnesota Wild Foundation.
N/A
* Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.
# Ms. Freeman will serve as Chair Liaison through June 2024, at which time Ms. Wheelock will assume the role.

24 | Allspring Managed Account

Other information (unaudited)
Officers1
Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen (Born 1960)	President, since 2017
President and Chief Executive Officer of Allspring Funds Management, LLC since 2017 and Head of Global Fund
Governance of Allspring Global Investments since 2022. Prior thereto, co-president of Galliard Capital
Management, LLC, an affiliate of Allspring Funds Management, LLC, from 2019 to 2022 and Head of Affiliated
Managers, Allspring Global Investments, from 2014 to 2019 and Executive Vice President responsible for marketing, investments and product development for Allspring Funds Management, LLC, from 2009 to 2014.

Jeremy DePalma (Born 1974)	Treasurer, since 2012 (for certain funds in the Fund Complex); since 2021 (for the remaining funds in the Complex)
Senior Vice President of Allspring Funds Management, LLC since 2009. Senior Vice President of Evergreen
Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

Christopher Baker (Born 1976)	Chief Compliance Officer, since 2022
Global Chief Compliance Officer for Allspring Global Investments since 2022. Prior thereto, Chief Compliance
Officer for State Street Global Advisors from 2018 to 2021. Senior Compliance Officer for the State Street divisions of Alternative Investment Solutions, Sector Solutions, and Global Marketing from 2015 to 2018. From 2010 to 2015
Vice President, Global Head of Investment and Marketing Compliance for State Street Global Advisors.

Matthew Prasse (Born 1983)	Chief Legal Officer, since 2022; Secretary, since 2021
Senior Counsel of the Allspring Legal Department since 2021. Senior Counsel of the Wells Fargo Legal Department
from 2018 to 2021. Previously, Counsel for Barings LLC from 2015 to 2018. Prior to joining Barings, Associate at
Morgan, Lewis & Bockius LLP from 2008 to 2015.

1 For those Officers with tenures at Allspring Global Investments and/or Allspring Funds Management, LLC that began prior to 2021, such tenures include years of service during which these businesses/entities were known as Wells Fargo Asset Management and Wells Fargo Funds Management, LLC, respectively.

Allspring Managed Account | 25

For more information
More information about Allspring Funds is available free upon request. To obtain literature, please write, visit the Fund’s website, or call:
Allspring Funds
Attn:  Managed Account Services
P.O. Box 1450
Milwaukee, WI 53201
Website: allspringglobal.com
Telephone: 1-888-877-9275

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-888-877-9275 or visit the Fund’s website at allspringglobal.com. Read the prospectus carefully before you invest or send money.
Allspring Global InvestmentsTM is the trade name for the asset management firms of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P. These firms include but are not limited to Allspring Global Investments, LLC, and Allspring Funds Management, LLC. Certain products managed by Allspring entities are distributed by Allspring Funds Distributor, LLC (a broker-dealer and Member FINRA/SIPC).
This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind - including a recommendation for any specific investment, strategy, or plan.
© 2024 Allspring Global Investments Holdings, LLC. All rights reserved.
ALL-04012024-lx2ahl0t 05-24
AR4905 03-24

Allspring Disciplined Small Cap Fund
Annual Report
March 31, 2024

The views expressed and any forward-looking statements are as of March 31, 2024, unless otherwise noted, and are those of the Fund’s portfolio managers and/or Allspring Global Investments. Discussions of individual securities or the markets generally are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Allspring Global Investments disclaims any obligation to publicly update or revise any views expressed or forward-looking statements.
Allspring Disciplined Small Cap Fund | 1

Letter to shareholders (unaudited)

Andrew Owen
President
Allspring Funds
Dear Shareholder:
We are pleased to offer you this annual report for the Allspring Disciplined Small Cap Fund for the 12-month period that ended March 31, 2024. Globally, stocks and bonds experienced high levels of volatility but had broadly positive performance for the period. The market was focused on persistently high inflation and the impact of ongoing aggressive central bank rate hikes. Riskier assets rallied in 2023 as investors anticipated an end to the tight monetary policy.
For the period, U.S. stocks, based on the S&P 500 Index,1 gained 29.88%. International stocks, as measured by the MSCI ACWI ex USA Index (Net),2 returned 13.26%, while the MSCI EM Index (Net) (USD)3 advanced 8.15%. Among bond indexes, the Bloomberg U.S. Aggregate Bond Index4 returned 1.70%, the Bloomberg Global Aggregate ex-USD Index (unhedged)5 returned -0.71%, the Bloomberg Municipal Bond Index6 gained 3.13%, and the ICE BofA U.S. High Yield Index7 returned a more robust 11.04%.
Markets rallied in anticipation of central bank rate cuts.
The period began with stock market gains in April amid banking industry stress after the collapse of Silicon Valley Bank in March sent ripples of concern throughout the banking industry. However, economic data released in April pointed to global resilience, as Purchasing Managers Indexes8 in the U.S., U.K., and eurozone beat expectations and China reported first-quarter annualized economic growth of 4.5%. The U.S. labor market remained strong, with a 3.5% jobless rate and monthly payroll gains above 200,000. However, uncertainty and inflationary concerns weighed on investors in the U.S. and abroad.
May was marked by a divergence between expanding activity in services and an overall contraction in manufacturing activity in the U.S., U.K., and eurozone. Core inflation remained elevated in the U.S. and Europe, despite the ongoing efforts of the Federal Reserve (Fed) and the European Central Bank (ECB), which included rate hikes of 0.25% by both in May. Stubborn inflation and the resilient U.S. labor market led to expectations of further interest rate hikes, overall monthly declines across bond indexes, and mixed results for stocks in May. Investor worries over a U.S. debt ceiling impasse were modest, and market confidence was buoyed by a deal in late May to avert a potential U.S. debt default.
1
The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.
2
The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the U.S. Source:  MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.
3
The MSCI Emerging Markets (EM) Index (Net) (USD) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of emerging markets. You cannot invest directly in an index.
4
The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S.-dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.
5
The Bloomberg Global Aggregate ex-USD Index (unhedged) is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S.-dollar-denominated debt market. You cannot invest directly in an index.
6
The Bloomberg Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.
7
The ICE BofA U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high yield bonds. The index tracks the performance of high yield securities traded in the U.S. bond market. Returns shown are net of transaction costs beginning on July 1, 2022. You cannot invest directly in an index. Copyright 2024. ICE Data Indices, LLC. All rights reserved.
8
The Purchasing Managers Index (PMI) is an index of the prevailing direction of economic trends in the manufacturing and service sectors. You cannot invest directly in an index.
2 | Allspring Disciplined Small Cap Fund

Letter to shareholders (unaudited)
“ June featured the Fed’s first pause on interest rate hikes since March 2022, when it began its aggressive campaign to rein in inflation. ”
June featured the Fed’s first pause on interest rate hikes since March 2022, when it began its aggressive campaign to rein in inflation. However, the Core Consumer Price Index (CPI)1, while continuing to decline, remained stubbornly high in June at 4.8%, well above the Fed’s 2.0% target rate. With the U.S. unemployment rate still at 3.6%, near a historical low, and U.S. payrolls growing in June for the 30th consecutive month, expectations of more Fed rate hikes were reinforced. However, U.S. and global stocks had strong returns in June.
July was a good month for stocks. However, bonds had more muted but positive monthly returns overall. Riskier sectors and regions tended to do well, as investors grew more optimistic regarding economic prospects. With strong second-quarter gross domestic product (GDP) growth—initially estimated at 2.4%—and U.S. annual inflation easing steadily to 3.2% in July, hopes for a soft economic landing grew. The Fed, the ECB, and the Bank of England all raised their respective key interest rates by 0.25% in July. Speculation grew that the Fed could be very close to the end of its tightening cycle. Meanwhile, China’s economy showed signs of stagnation, renewing concerns of global fallout.
Stocks retreated in August while monthly bond returns were flat overall. Increased global market volatility reflected unease over the Chinese property market being stressed along with weak Chinese economic data. On a more positive note, speculation grew over a possible end to the Fed’s campaign of interest rate increases or at least a pause in September. U.S. economic data generally remained solid, with resilient job market data and inflation ticking up slightly in August. Although the annual CPI2 rose 3.7%, the three-month trend for Core CPI stood at a more encouraging annualized 2.4%
Stocks and bonds both had negative overall returns in September as investors were disappointed by the Fed’s reluctance to lower interest rates until it knows it has vanquished persistently high inflation. As of September, the two primary gauges of U.S. inflation—the annual Core Personal Consumption Expenditures Price Index3 and the CPI—both stood at roughly 4%, twice as high as the Fed’s oft-stated 2% target. The month ended with the prospect of yet another U.S. government shutdown averted at least temporarily but looming later in the year.
October was a tough month for stocks and bonds. Key global and domestic indexes were pushed down by rising geopolitical tensions—particularly the Israel-Hamas conflict—and concerns over the Fed’s “higher for longer” monetary policy. The U.S. 10-year Treasury yield rose above 5% for the first time since 2007. Commodity prices did well as oil prices rallied in response to the prospect of oil supply disruptions from the Middle East. U.S. annualized third quarter GDP was estimated at a healthier-than-anticipated 4.9%. China’s GDP indicated surprisingly strong industrial production and retail sales, offset by ongoing weakness in its real estate sector.
In November, the market mood turned positive as cooling inflation inspired confidence that central banks could hold off on further rate hikes. Overall annual inflation in the U.S. fell to 3.1% in November while 12-month inflation in the U.K. and eurozone eased to 4.6% and 2.4%, respectively—far below their peak levels of mid-2022. Third quarter annualized U.S. GDP growth was raised to an estimated 5.2% while U.S. job totals rose by close to 200,000 in November, indicating a slight cooling of the labor market. All of this fresh evidence added to confidence for a U.S. soft economic landing, leading to a more buoyant mood heading into winter.
1
The Core Consumer Price Index (CPI) is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services excluding energy and food prices. You cannot invest directly in an index.
2
The CPI is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services. You cannot invest directly in an index.
3
The Core Personal Consumption Expenditures Price Index (PCE) is a measure of prices that people living in the United States, or those buying on their behalf, pay for goods and services. It’s sometimes called the core PCE price index, because two categories that can have price swings – food and energy - are left out to make underlying inflation easier to see. You cannot invest directly in an index.
Allspring Disciplined Small Cap Fund | 3

Letter to shareholders (unaudited)
The broad year-end rally among stocks and bonds that began in November continued through December as investors became more confident that monetary policy would ease in 2024. Supporting the bubbly market mood were a series of reports confirming lower inflationary trends in the U.S. and Europe. During the period, it appeared more likely that the U.S. economy could achieve a soft landing, cooling enough to lower inflation without the pain of a recession. However, by year-end, an expectations gap developed. Capital markets priced in a total of 1.50 percentage points in federal funds rate cuts in 2024—twice as much as the three cuts of 0.25% hinted at by Fed officials.
Financial market performance was mixed in January 2024 as U.S. stocks had modest gains while non-U.S. equities, particularly those in emerging markets, and fixed income assets were held back by central bank pushback on market optimism over rate cuts. Overall, optimism was supported by indications of a soft landing for the U.S. economy. Key data included a surprisingly strong gain of 353,000 jobs in January, an unemployment rate of just 3.7% and a rise of just 3.1% in the CPI in January. However, that resilience helped tone down expectations of a rate cut in March to a more likely second quarter move.
In February, stocks were supported by positive economic data and strong corporate earnings. However, fixed income investments were under pressure as resilient inflation led to lowered expectations on the timing of interest rate cuts. The S&P 500 Index had solid monthly gains along with emerging market equities, which benefited from a rebound in China.
The first quarter of 2024 closed with ongoing stock market momentum and a more muted sense of confidence in fixed income markets as investors adjusted to the prospect of greater-than-expected economic strength. The flip side of that is that expectations on the timing of a long-anticipated initial Fed rate cut were pushed back from March to June and then beyond. Additionally, the number of quarter-point rate cuts forecast by the market fell from six as projected in December 2023 to two to three cuts by fiscal period-end.
Don’t let short-term uncertainty derail long-term investment goals.
Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Allspring Funds offers a wide variety of mutual funds spanning many asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.
Thank you for choosing to invest with Allspring Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.
Sincerely,

Andrew Owen
President
Allspring Funds
“ The first quarter of 2024 closed with ongoing stock market momentum and a more muted sense of confidence in fixed income markets as investors adjusted to the prospect of greater-than-expected economic strength. ”
For further information about your fund, contact your investment professional, visit our website at allspringglobal.com, or call us directly at 1-800-222-8222.
4 | Allspring Disciplined Small Cap Fund

Letter to shareholders (unaudited)

Notice to Shareholders
 Beginning in July 2024, the Fund will be required by the Securities and Exchange Commission to send shareholders a paper copy of a new tailored shareholder report in place of the full shareholder report that you are now receiving. The tailored shareholder report will contain concise information about the Fund, including certain expense and performance information and fund statistics. If you wish to receive this new tailored shareholder report electronically, please follow the instructions on the back cover of this report.

 Other information that is currently included in the shareholder report, such as the Fund’s financial statements, will be available online and upon request, free of charge, in paper or electronic format.

Allspring Disciplined Small Cap Fund | 5

Performance highlights (unaudited)
Performance highlights
Investment objective	The Fund seeks long-term capital appreciation.
Manager	Allspring Funds Management, LLC
Subadviser	Allspring Global Investments, LLC
Portfolio managers	Justin P. Carr, CFA, Robert M. Wicentowski, CFA

Average annual total returns (%) as of March 31, 2024
		Including sales charge			Excluding sales charge			Expense ratios[1] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[2]
Class A (WDSAX)[3]	7-31-2018	18.74	9.35	7.50	25.98	10.66	8.14	2.08	0.92
Class R6 (WSCJX)[4]	10-31-2016	–	–	–	26.46	10.74	8.31	1.66	0.50
Administrator Class (NVSOX)	8-1-1993	–	–	–	26.03	10.45	8.03	2.01	0.85
Institutional Class (WSCOX)[5]	10-31-2014	–	–	–	26.30	10.70	8.27	1.76	0.60
Russell 2000® Index[6]	–	–	–	–	19.71	8.10	7.58	–	–
Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, allspringglobal.com.
Please keep in mind that high double-digit returns were primarily achieved during favorable market conditions. You should not expect that such favorable returns can be consistently achieved. A fund’s performance, especially for short time periods, should not be the sole factor in making your investment decision.
Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.
For Class A shares, the maximum front-end sales charge is 5.75%. Class R6, Administrator Class and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

[1]
Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the Financial Highlights of this report.

[2]
The manager has contractually committed through July 31, 2024, to waive fees and/or reimburse expenses to the extent necessary to cap total annual fund operating expenses after fee waivers at 0.92% for Class A, 0.50% for Class R6, 0.85% for Administrator Class and 0.60% for Institutional Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense caps. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. Without these caps, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers)
as stated in the prospectuses.

[3]
Historical performance shown for the Class A shares prior to their inception reflects the performance of the Administrator Class shares, and is adjusted to reflect the higher expenses and sales charges of the Class A shares.

[4]
Historical performance shown for the Class R6 shares prior to their inception reflects the performance of the Institutional Class shares, and includes the higher expenses applicable to the Institutional Class shares. If these expenses had not been included, returns for the Class R6 shares would be higher.

[5]
Historical performance shown for the Institutional Class shares prior to their inception reflects the performance of the Administrator Class shares, and includes the higher expenses applicable to the Administrator Class shares. If these expenses had not been included, returns for the Institutional Class shares would be higher.

[6]
The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which represents approximately 8% of the total market capitalization of the Russell 3000® Index. You cannot invest directly in an index.

Investing involves risk, including the possible loss of principal. Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Smaller company stocks tend to be more volatile and less liquid than those of larger companies. Consult the Fund’s prospectus for additional information on these and other risks.

CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

6 | Allspring Disciplined Small Cap Fund

Performance highlights (unaudited)

Growth of $10,000 investment as of March 31, 2024[1]

[1]
The chart compares the performance of Class A shares for the most recent ten years with the Russell 2000® Index. The chart assumes a hypothetical investment of
$10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

Allspring Disciplined Small Cap Fund | 7

Performance highlights (unaudited)
MANAGER’S DISCUSSION
Fund highlights
•The Fund outperformed its benchmark, the Russell 2000® Index, for the 12-month period that ended March 31, 2024.
•Stock selection was the main contributor to Fund performance, adding value in 6 out of 11 sectors. The Fund benefited from positive stock selection within the industrials, financials, and consumer discretionary sectors.
•Negative stock selection within health care, information technology (IT), and energy detracted from relative performance. A slight underweight to energy detracted modestly from performance. Variations in sector weights versus the index were relatively small, as is typical for the strategy.
U.S. equities rallied sharply in 2023 and into the spring of 2024.
Over the 12-month period, U.S. equity markets rallied significantly, overcoming persistent inflation, higher interest rates, weakening economic data, and a regional banking crisis. U.S. equity markets were supported by a more dovish tone by the U.S. Federal Reserve (Fed), disinflationary trends, consumer resilience, a strong labor market, investor enthusiasm for artificial intelligence (AI)/machine learning, and growing optimism of a soft landing for the U.S. economy. Despite tepid corporate earnings growth, the S&P 500 Index’s† concentrated rally in 2023 was overwhelmingly driven by the “Magnificent Seven” technology-focused companies within the IT, communication services, and consumer discretionary sectors. However, during the fourth quarter, market returns broadened as small caps and lower-quality companies outperformed the mega-cap technology stocks. Over the full 12-month period, large caps outperformed small caps and growth outperformed value.

Ten largest holdings (%) as of March 31, 2024[1]
Super Micro Computer, Inc.	1.63
Jackson Financial, Inc. Class A	0.95
Taylor Morrison Home Corp.	0.92
Modine Manufacturing Co.	0.91
Applied Industrial Technologies, Inc.	0.88
Atkore, Inc.	0.87
e.l.f. Beauty, Inc.	0.86
Comfort Systems USA, Inc.	0.83
Fabrinet	0.81
Academy Sports & Outdoors, Inc.	0.78

[1]	Figures represent the percentage of the Fund’s net assets. Holdings are subject to change and may have changed since the date specified.
Changes to the Fund’s portfolio during the period were minimal.
Characteristics that are typically favored in the portfolio include attractive valuation, earnings consistency, profitability, and improving sentiment. The team’s multifactor alpha model aggregates rankings from three factor groups—value, quality, and momentum—to provide a single score that indicates a stock’s attractiveness relative to the investment universe. These quantitative rankings are an integral part of the investment decision-making process, which is augmented by portfolio manager validation and review. Our alpha model results exhibited strength during the period. The momentum factor group was positive while value and quality were very strong.
Our experience demonstrates that fundamentally weighted strategies that invest in relatively inexpensive companies with improving fundamentals typically reward long-term investors. We continue to build portfolios that adhere to this philosophy while recognizing that the current pervasive macroeconomic risks require an elevated emphasis on risk controls, particularly as it relates to industry exposures, secular growth, oil prices, inflation expectations, and credit risk. We still prefer an emphasis on secular value (i.e., quality and value) over market volatility as we continue through the later phases of the economic cycle.
Stock selection was strongest in industrials, financials, and consumer discretionary.
The strategy’s risk-controlled discipline and its focus on bottom-up stock selection tend to limit the effect of sector allocation on relative performance, and that was true over this period. Bottom-up stock selection effects within industrials, financials, and consumer discretionary contributed to relative performance. Within industrials, Boise Cascade, Powell Industries, and EMCOR Group were top contributors. Customers Bancorp was a top contributor within financials while Modine Manufacturing led the way within consumer discretionary.
Stock selection was weakest in health care, IT, and energy.
Bottom-up stock selection effects within health care, IT, and energy detracted from relative performance. Within health care, Lantheus Holdings trended lower after announcing disappointing clinical trial data for the company’s prostate cancer therapeutic. Within IT, the Fund was underweight Super Micro Computer, Inc., and did not own MicroStrategy Inc., which returned+848% and+483%, respectively, over the period. Within energy, Patterson-UTI Energy produced subdued returns amid an environment of softer demand and lower oil and natural gas prices. A slight underweight to energy, which was the best-performing sector of the Russell 2000® Index over the period, detracted modestly from results.
†The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

8 | Allspring Disciplined Small Cap Fund

Performance highlights (unaudited)
Sector allocation as of March 31, 2024[1]

[1]	Figures represent the percentage of the Fund’s long-term investments. Allocations are subject to change and may have changed since the date specified.
The U.S. economy appears to be approaching a soft landing and will likely continue outperforming other developed markets.
As we enter the second quarter of 2024, the lagged effects of tighter monetary policy and a withdrawal of COVID-19 fiscal stimulus are weighing on global growth. Gross domestic product growth is decelerating or stagnant across most developed and emerging markets, but we believe most major economies should avoid a hard landing in 2024. Higher short-term rates haven’t fully tamed inflation in the U.S., but core inflation remains on a downward trend. A resilient U.S. economy appears to be approaching a soft/no landing and will likely continue outperforming other developed markets.
The U.S. futures markets indicate reduced expectations of rate cuts from the Fed with current expectations reflecting approximately 70 basis points (bps; 100 bps equal 1.00%) of rate cuts versus 100 bps at the start of the year. The labor market remains healthy, with strong employment gains and contained wage inflation. However, hotter-than-expected inflation reports in January and February leave investors and central banks concerned about the stickiness of inflation and the need to keep rates higher for longer. The rebound in oil prices and elevated geopolitical concerns add further pressure to the inflation narrative. Therefore, the inflation side of the Fed’s mandate is likely to remain in focus. Without a significant deterioration in the labor market, the U.S. rate-cut cycle likely gets further delayed or reduced.
After the concentrated mega-cap rally of 2023 and early 2024, equity markets are likely to be defined by slowing global economic growth, single-digit earnings growth, and a broadening of returns. Volatility is anticipated amid a highly contentious U.S. presidential election year and ongoing geopolitical tensions surrounding Ukraine, the Middle East, and Taiwan. Given this backdrop, we expect 2024 to provide opportunities for disciplined stock selection to add value.
We currently anticipate volatile and range-bound markets, but there are potential positive catalysts from decelerating inflation, a resilient U.S. job market, improving corporate earnings, and a broadening of market returns.

Allspring Disciplined Small Cap Fund | 9

Fund expenses (unaudited)
Fund expenses
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from October 1, 2023 to March 31, 2024.
Actual expenses
The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000= 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.
Hypothetical example for comparison purposes
The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Beginning account value 10-1-2023	Ending account value 3-31-2024	Expenses paid during the period[1]	Annualized net expense ratio
Class A
Actual	$1,000.00	$1,221.98	$4.64	0.84%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.69	$4.22	0.84%
Class R6
Actual	$1,000.00	$1,224.80	$2.77	0.50%
Hypothetical (5% return before expenses)	$1,000.00	$1,022.38	$2.51	0.50%
Administrator Class
Actual	$1,000.00	$1,221.99	$4.64	0.84%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.69	$4.22	0.84%
Institutional Class
Actual	$1,000.00	$1,223.39	$3.32	0.60%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.88	$3.02	0.60%

[1]
Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by 182 divided by 366 (to reflect the one-half-year period).

10 | Allspring Disciplined Small Cap Fund

Portfolio of investments—March 31, 2024
Portfolio of investments

	Shares	Value
Common stocks: 97.06%
Communication services: 2.00%
Diversified telecommunication services: 0.37%
Bandwidth, Inc. Class A†	12,094	$220,837
Entertainment: 0.32%
Cinemark Holdings, Inc.†	3,402	61,134
Vivid Seats, Inc. Class A†	22,307	133,619
		194,753
Interactive media & services: 0.74%
Cargurus, Inc.†	13,431	309,987
Yelp, Inc.†	2,219	87,429
ZipRecruiter, Inc. Class A†	4,229	48,591
		446,007
Media: 0.57%
Magnite, Inc.†	18,361	197,381
TEGNA, Inc.	10,025	149,773
		347,154
Consumer discretionary: 10.40%
Automobile components: 1.28%
Holley, Inc.†	50,356	224,588
Modine Manufacturing Co.†	5,729	545,343
		769,931
Diversified consumer services: 1.00%
Perdoceo Education Corp.	11,108	195,057
Stride, Inc.†	6,505	410,140
		605,197
Hotels, restaurants & leisure: 2.10%
Bloomin’ Brands, Inc.	13,703	393,002
Brinker International, Inc.†	8,240	409,363
Hilton Grand Vacations, Inc.†	4,097	193,420
International Game Technology PLC	10,258	231,728
United Parks & Resorts, Inc.†	749	42,101
		1,269,614
Household durables: 2.79%
Helen of Troy Ltd.†	777	89,541
KB Home	5,076	359,787
M/I Homes, Inc.†	2,722	370,981
Meritage Homes Corp.	1,738	304,950
Taylor Morrison Home Corp.†	8,930	555,178
		1,680,437
Specialty retail: 3.23%
Academy Sports & Outdoors, Inc.	6,972	470,889
The accompanying notes are an integral part of these financial statements.
Allspring Disciplined Small Cap Fund | 11

Portfolio of investments—March 31, 2024

	Shares	Value
Specialty retail(continued)
American Eagle Outfitters, Inc.	2,318	$59,781
Asbury Automotive Group, Inc.†	1,561	368,052
Group 1 Automotive, Inc.	1,051	307,134
Hibbett, Inc.	3,411	261,999
Signet Jewelers Ltd.	1,555	155,609
Urban Outfitters, Inc.†	7,433	322,741
		1,946,205
Consumer staples: 3.26%
Beverages: 0.64%
Coca-Cola Consolidated, Inc.	336	284,394
Duckhorn Portfolio, Inc.†	10,724	99,840
		384,234
Consumer staples distribution & retail : 0.41%
Andersons, Inc.	4,302	246,806
Food products: 0.63%
Simply Good Foods Co.†	4,592	156,266
Vital Farms, Inc.†	9,646	224,269
		380,535
Personal care products: 1.58%
BellRing Brands, Inc.†	6,447	380,567
e.l.f. Beauty, Inc.†	2,667	522,812
Medifast, Inc.	1,391	53,303
		956,682
Energy: 6.68%
Energy equipment & services: 2.13%
Helix Energy Solutions Group, Inc.†	13,471	146,025
Liberty Energy, Inc.	18,458	382,450
Noble Corp. PLC	2,311	112,060
Patterson-UTI Energy, Inc.	26,184	312,637
Seadrill Ltd.†	1,717	86,365
U.S. Silica Holdings, Inc.†	7,387	91,673
Weatherford International PLC†	1,340	154,663
		1,285,873
Oil, gas & consumable fuels: 4.55%
California Resources Corp.	7,062	389,116
Chord Energy Corp.	901	160,594
CVR Energy, Inc.	4,952	176,588
International Seaways, Inc.	5,935	315,742
Matador Resources Co.	1,320	88,136
Par Pacific Holdings, Inc.†	5,646	209,241
PBF Energy, Inc. Class A	6,752	388,713
Peabody Energy Corp.	13,937	338,112
The accompanying notes are an integral part of these financial statements.
12 | Allspring Disciplined Small Cap Fund

Portfolio of investments—March 31, 2024

	Shares	Value
Oil, gas & consumable fuels(continued)
Scorpio Tankers, Inc.	5,102	$365,048
Vital Energy, Inc.†	5,988	314,610
		2,745,900
Financials: 15.16%
Banks: 7.45%
Axos Financial, Inc.†	6,207	335,426
Bancorp, Inc.†	6,156	205,980
Bank of NT Butterfield & Son Ltd.	7,974	255,088
CrossFirst Bankshares, Inc.†	7,450	103,108
Customers Bancorp, Inc.†	6,557	347,914
Enterprise Financial Services Corp.	2,544	103,185
Financial Institutions, Inc.	5,117	96,302
First BanCorp	17,954	314,913
First Financial Corp.	4,246	162,749
Hancock Whitney Corp.	6,631	305,291
Hanmi Financial Corp.	10,037	159,789
Hilltop Holdings, Inc.	6,536	204,708
Mercantile Bank Corp.	2,705	104,116
OFG Bancorp	9,182	337,989
Pathward Financial, Inc.	2,768	139,729
Preferred Bank	3,297	253,111
Republic Bancorp, Inc. Class A	4,300	219,300
UMB Financial Corp.	3,682	320,297
Westamerica BanCorp	4,513	220,595
WSFS Financial Corp.	6,790	306,501
		4,496,091
Capital markets: 1.53%
Artisan Partners Asset Management, Inc. Class A	3,429	156,945
Evercore, Inc. Class A	428	82,429
StoneX Group, Inc.†	2,225	156,328
Victory Capital Holdings, Inc. Class A	6,764	286,997
Virtus Investment Partners, Inc.	966	239,549
		922,248
Consumer finance: 0.62%
Bread Financial Holdings, Inc.	2,242	83,492
Enova International, Inc.†	3,984	250,315
Green Dot Corp. Class A†	4,662	43,496
		377,303
Financial services: 4.16%
Essent Group Ltd.	6,215	369,855
Evertec, Inc.	7,427	296,337
Federal Agricultural Mortgage Corp. Class C	1,903	374,663
Jackson Financial, Inc. Class A	8,640	571,449
Marqeta, Inc. Class A†	27,435	163,513
Merchants Bancorp	4,054	175,052
The accompanying notes are an integral part of these financial statements.
Allspring Disciplined Small Cap Fund | 13

Portfolio of investments—March 31, 2024

	Shares	Value
Financial services(continued)
MGIC Investment Corp.	9,246	$206,740
NMI Holdings, Inc. Class A†	4,586	148,311
Radian Group, Inc.	6,034	201,958
		2,507,878
Insurance: 1.40%
CNO Financial Group, Inc.	10,202	280,351
Employers Holdings, Inc.	3,000	136,170
Genworth Financial, Inc. Class A†	35,077	225,545
Skyward Specialty Insurance Group, Inc.†	5,348	200,069
		842,135
Health care: 14.75%
Biotechnology: 6.84%
4D Molecular Therapeutics, Inc.†	2,009	64,007
ACADIA Pharmaceuticals, Inc.†	3,264	60,351
ADMA Biologics, Inc.†	15,626	103,132
Alkermes PLC†	8,751	236,890
Amicus Therapeutics, Inc.†	9,980	117,564
Arcturus Therapeutics Holdings, Inc.†	4,501	151,999
Arcus Biosciences, Inc.†	7,516	141,902
Ardelyx, Inc.†	8,887	64,875
Arrowhead Pharmaceuticals, Inc.†	1,906	54,512
Blueprint Medicines Corp.†	1,338	126,923
Bridgebio Pharma, Inc.†	2,652	82,000
CareDx, Inc.†	10,800	114,372
Caribou Biosciences, Inc.†	24,782	127,379
Catalyst Pharmaceuticals, Inc.†	10,154	161,855
Cytokinetics, Inc.†	1,811	126,969
Denali Therapeutics, Inc.†	3,580	73,462
Dynavax Technologies Corp.†	12,671	157,247
Entrada Therapeutics, Inc.†	6,953	98,524
Halozyme Therapeutics, Inc.†	7,381	300,259
Insmed, Inc.†	2,000	54,260
Intellia Therapeutics, Inc.†	5,173	142,309
Janux Therapeutics, Inc.†	3,688	138,853
Kiniksa Pharmaceuticals Ltd. Class A†	9,007	177,708
Krystal Biotech, Inc.†	835	148,571
Madrigal Pharmaceuticals, Inc.†	221	59,016
MiMedx Group, Inc.†	16,409	126,349
Nuvalent, Inc. Class A†	1,300	97,617
Prothena Corp. PLC†	1,219	30,195
Relay Therapeutics, Inc.†	5,560	46,148
REVOLUTION Medicines, Inc.†	1,870	60,270
Ultragenyx Pharmaceutical, Inc.†	1,255	58,596
Vaxcyte, Inc.†	2,101	143,519
Veracyte, Inc.†	5,398	119,620
The accompanying notes are an integral part of these financial statements.
14 | Allspring Disciplined Small Cap Fund

Portfolio of investments—March 31, 2024

	Shares	Value
Biotechnology(continued)
Viking Therapeutics, Inc.†	2,155	$176,710
Voyager Therapeutics, Inc.†	19,855	184,850
		4,128,813
Health care equipment & supplies: 1.98%
Axonics, Inc.†	2,060	142,078
Embecta Corp.	4,925	65,355
Haemonetics Corp.†	999	85,265
Inmode Ltd.†	4,415	95,408
Lantheus Holdings, Inc.†	4,567	284,250
LivaNova PLC†	5,398	301,964
Merit Medical Systems, Inc.†	2,339	177,179
Omnicell, Inc.†	1,415	41,361
		1,192,860
Health care providers & services: 2.79%
Accolade, Inc.†	4,799	50,294
Addus HomeCare Corp.†	2,860	295,553
Alignment Healthcare, Inc.†	22,991	114,035
Castle Biosciences, Inc.†	6,309	139,744
Guardant Health, Inc.†	7,699	158,830
Hims & Hers Health, Inc.†	7,047	109,017
NeoGenomics, Inc.†	12,345	194,063
Privia Health Group, Inc.†	5,211	102,084
Progyny, Inc.†	3,624	138,256
Select Medical Holdings Corp.	3,814	114,992
Tenet Healthcare Corp.†	2,544	267,400
		1,684,268
Health care technology: 0.18%
Schrodinger, Inc.†	3,895	105,165
Life sciences tools & services: 0.24%
Quanterix Corp.†	6,156	145,035
Pharmaceuticals: 2.72%
Amneal Pharmaceuticals, Inc.†	29,449	178,461
Amphastar Pharmaceuticals, Inc.†	4,465	196,058
ANI Pharmaceuticals, Inc.†	3,656	252,739
Arvinas, Inc.†	7,305	301,550
Collegium Pharmaceutical, Inc.†	3,223	125,117
Corcept Therapeutics, Inc.†	11,170	281,372
Harmony Biosciences Holdings, Inc.†	9,118	306,183
		1,641,480
The accompanying notes are an integral part of these financial statements.
Allspring Disciplined Small Cap Fund | 15

Portfolio of investments—March 31, 2024

	Shares	Value
Industrials: 18.39%
Aerospace & defense: 0.95%
Moog, Inc. Class A	2,060	$328,879
V2X, Inc.†	5,229	244,247
		573,126
Building products: 1.75%
Griffon Corp.	4,956	363,473
Janus International Group, Inc.†	25,017	378,507
Simpson Manufacturing Co., Inc.	1,520	311,874
		1,053,854
Commercial services & supplies: 0.77%
ACCO Brands Corp.	9,417	52,829
Brink’s Co.	1,282	118,431
Cimpress PLC†	2,118	187,464
Ennis, Inc.	5,229	107,247
		465,971
Construction & engineering: 2.42%
Comfort Systems USA, Inc.	1,583	502,935
EMCOR Group, Inc.	768	268,954
MYR Group, Inc.†	1,307	231,012
Primoris Services Corp.	8,676	369,337
Sterling Infrastructure, Inc.†	819	90,344
		1,462,582
Electrical equipment: 2.87%
Array Technologies, Inc.†	9,334	139,170
Atkore, Inc.	2,767	526,726
Encore Wire Corp.	1,415	371,834
Fluence Energy, Inc.†	4,410	76,469
NEXTracker, Inc. Class A†	4,623	260,136
Powell Industries, Inc.	2,532	360,304
		1,734,639
Ground transportation: 0.72%
ArcBest Corp.	3,052	434,910
Machinery: 2.71%
Alamo Group, Inc.	588	134,258
Blue Bird Corp.†	6,253	239,740
Enerpac Tool Group Corp.	5,006	178,514
Hillenbrand, Inc.	2,809	141,264
Mueller Industries, Inc.	5,459	294,404
Shyft Group, Inc.	8,242	102,366
Tennant Co.	1,499	182,293
Terex Corp.	5,073	326,701
Titan International, Inc.†	2,669	33,256
		1,632,796
The accompanying notes are an integral part of these financial statements.
16 | Allspring Disciplined Small Cap Fund

Portfolio of investments—March 31, 2024

	Shares	Value
Marine transportation: 0.55%
Costamare, Inc.	9,579	$108,722
Matson, Inc.	1,990	223,676
		332,398
Professional services: 2.44%
CBIZ, Inc.†	1,425	111,863
ExlService Holdings, Inc.†	5,577	177,349
Insperity, Inc.	2,818	308,881
Kelly Services, Inc. Class A	7,504	187,900
Legalzoom.com, Inc.†	19,141	255,341
Parsons Corp.†	1,694	140,517
TriNet Group, Inc.	2,184	289,358
		1,471,209
Trading companies & distributors: 3.21%
Applied Industrial Technologies, Inc.	2,683	530,027
Boise Cascade Co.	2,898	444,466
GMS, Inc.†	3,208	312,267
H&E Equipment Services, Inc.	1,771	113,663
Rush Enterprises, Inc. Class A	6,991	374,158
WESCO International, Inc.	934	159,975
		1,934,556
Information technology: 14.02%
Communications equipment: 0.09%
Calix, Inc.†	1,624	53,852
Electronic equipment, instruments & components: 3.34%
Arlo Technologies, Inc.†	32,011	404,939
Bel Fuse, Inc. Class B	2,450	147,759
Fabrinet†	2,577	487,105
Mirion Technologies, Inc.†	28,770	327,115
Sanmina Corp.†	6,774	421,207
TTM Technologies, Inc.†	14,568	227,989
		2,016,114
IT services: 0.63%
Fastly, Inc. Class A†	5,949	77,159
Perficient, Inc.†	1,845	103,855
Squarespace, Inc. Class A†	5,494	200,201
		381,215
Semiconductors & semiconductor equipment: 3.83%
ACM Research, Inc. Class A†	13,434	391,467
Amkor Technology, Inc.	9,782	315,372
Axcelis Technologies, Inc.†	2,482	276,792
Diodes, Inc.†	1,403	98,911
Onto Innovation, Inc.†	980	177,458
Photronics, Inc.†	11,865	336,017
The accompanying notes are an integral part of these financial statements.
Allspring Disciplined Small Cap Fund | 17

Portfolio of investments—March 31, 2024

	Shares	Value
Semiconductors & semiconductor equipment(continued)
Rambus, Inc.†	4,970	$307,196
SMART Global Holdings, Inc.†	15,549	409,250
		2,312,463
Software: 4.50%
Adeia, Inc.	19,200	209,664
Amplitude, Inc. Class A†	7,570	82,362
Appfolio, Inc. Class A†	694	171,238
C3.ai, Inc. Class A†	2,299	62,234
Clear Secure, Inc. Class A	11,249	239,266
eGain Corp.†	14,239	91,842
Freshworks, Inc. Class A†	7,994	145,571
Intapp, Inc.†	6,610	226,723
InterDigital, Inc.	3,011	320,551
LiveRamp Holdings, Inc.†	6,519	224,905
Olo, Inc. Class A†	23,029	126,429
PagerDuty, Inc.†	3,942	89,405
Sprout Social, Inc. Class A†	885	52,843
SPS Commerce, Inc.†	1,718	317,658
Tenable Holdings, Inc.†	2,156	106,571
Zeta Global Holdings Corp. Class A†	22,685	247,947
		2,715,209
Technology hardware, storage & peripherals: 1.63%
Super Micro Computer, Inc.†	971	980,739
Materials: 4.88%
Chemicals: 2.10%
Hawkins, Inc.	1,927	147,994
Koppers Holdings, Inc.	5,764	318,000
Minerals Technologies, Inc.	3,245	244,283
Orion SA	11,741	276,148
Quaker Chemical Corp.	858	176,104
Tronox Holdings PLC	5,939	103,042
		1,265,571
Containers & packaging: 0.31%
O-I Glass, Inc.†	11,196	185,742
Metals & mining: 1.99%
Arch Resources, Inc.	771	123,969
Commercial Metals Co.	5,540	325,586
Constellium SE†	13,936	308,125
Radius Recycling, Inc. Class A	4,306	90,986
Ryerson Holding Corp.	4,302	144,117
SunCoke Energy, Inc.	18,848	212,417
		1,205,200
Paper & forest products: 0.48%
Clearwater Paper Corp.†	6,604	288,793
The accompanying notes are an integral part of these financial statements.
18 | Allspring Disciplined Small Cap Fund

Portfolio of investments—March 31, 2024

	Shares	Value
Real estate: 5.23%
Diversified REITs: 0.95%
Broadstone Net Lease, Inc.	15,840	$248,213
Essential Properties Realty Trust, Inc.	12,140	323,652
		571,865
Health care REITs: 0.35%
CareTrust REIT, Inc.	6,176	150,509
National Health Investors, Inc.	989	62,139
		212,648
Hotel & resort REITs: 1.26%
Braemar Hotels & Resorts, Inc.	34,427	68,854
DiamondRock Hospitality Co.	26,865	258,173
RLJ Lodging Trust	6,802	80,400
Ryman Hospitality Properties, Inc.	3,048	352,379
		759,806
Real estate management & development: 0.95%
Forestar Group, Inc.†	8,515	342,218
Newmark Group, Inc. Class A	21,147	234,520
		576,738
Residential REITs : 0.67%
BRT Apartments Corp.	11,891	199,769
NexPoint Residential Trust, Inc.	6,303	202,893
		402,662
Retail REITs : 0.59%
Getty Realty Corp.	3,651	99,855
Urban Edge Properties	14,720	254,214
		354,069
Specialized REITs : 0.46%
Uniti Group, Inc.	46,866	276,510
Utilities: 2.29%
Electric utilities: 0.63%
Otter Tail Corp.	4,420	381,888
Gas utilities: 0.78%
Brookfield Infrastructure Corp. Class A	3,556	128,158
New Jersey Resources Corp.	5,124	219,871
Southwest Gas Holdings, Inc.	1,640	124,853
		472,882
Independent power and renewable electricity producers: 0.25%
Clearway Energy, Inc. Class A	6,915	148,742
The accompanying notes are an integral part of these financial statements.
Allspring Disciplined Small Cap Fund | 19

Portfolio of investments—March 31, 2024

	Shares	Value
Multi-utilities: 0.39%
Black Hills Corp.	1,486	$81,136
Northwestern Energy Group, Inc.	3,039	154,776
		235,912
Water utilities: 0.24%
Consolidated Water Co. Ltd.	4,834	141,684
Total common stocks (Cost $50,153,135)		58,559,786

	Expiration date
Rights: 0.00%
Health care: 0.00%
Biotechnology: 0.00%
Aduro Biotech, Inc.♦†	10-2-2030	4,415	0
Life sciences tools & services: 0.00%
OmniAb, Inc. $12.50 Earnout shares♦†	11-2-2027	104	0
OmniAb, Inc. $15.00 Earnout shares♦†	11-2-2027	104	0
Total rights (Cost $0)			0

		Yield
Short-term investments: 2.73%
Investment companies: 2.73%
Allspring Government Money Market Fund Select Class♠∞		5.25%	1,643,149	1,643,149
Total short-term investments (Cost $1,643,149)				1,643,149
Total investments in securities (Cost $51,796,284)	99.79%			60,202,935
Other assets and liabilities, net	0.21			129,499
Total net assets	100.00%			$60,332,434

†	Non-income-earning security
♦	The security is fair valued in accordance with procedures approved by the Board of Trustees.
♠	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.
∞	The rate represents the 7-day annualized yield at period end.

Abbreviations:
REIT	Real estate investment trust
The accompanying notes are an integral part of these financial statements.
20 | Allspring Disciplined Small Cap Fund

Portfolio of investments—March 31, 2024

Investments in affiliates
An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were affiliates of the Fund at the end of the period were as follows:
	Value, beginning of period	Purchases	Sales proceeds	Net realized gains (losses)	Net change in unrealized gains (losses)	Value, end of period	Shares, end of period	Income from affiliated securities
Short-term investments
Allspring Government Money Market Fund Select Class	$292,998	$40,751,356	$(39,401,205)	$0	$0	$1,643,149	1,643,149	$37,015
Futures contracts
Description	Number of contracts	Expiration date	Notional cost	Notional value	Unrealized gains	Unrealized losses
Long
Micro E-Mini Russell 2000 Index	157	6-21-2024	$1,624,726	$1,684,532	$59,806	$0
The accompanying notes are an integral part of these financial statements.
Allspring Disciplined Small Cap Fund | 21

Statement of assets and liabilities—March 31, 2024
Financial statements
Statement of assets and liabilities
Assets
Investments in unaffiliated securities, at value (cost $50,153,135)	$58,559,786
Investments in affiliated securities, at value (cost $1,643,149)	1,643,149
Cash	16,550
Cash at broker segregated for futures contracts	117,650
Receivable for dividends	61,383
Receivable for Fund shares sold	43,171
Receivable for daily variation margin on open futures contracts	5,887
Receivable from manager	2,031
Prepaid expenses and other assets	30,320
Total assets	60,479,927
Liabilities
Payable for Fund shares redeemed	109,254
Professional fees payable	15,139
Custody and accounting fees payable	8,729
Administration fees payable	3,112
Accrued expenses and other liabilities	11,259
Total liabilities	147,493
Total net assets	$60,332,434
Net assets consist of
Paid-in capital	$49,871,080
Total distributable earnings	10,461,354
Total net assets	$60,332,434
Computation of net asset value and offering price per share
Net assets–Class A	$1,251,515
Shares outstanding–Class A1	92,803
Net asset value per share–Class A	$13.49
Maximum offering price per share – Class A2	$14.31
Net assets–Class R6	$40,212,598
Shares outstanding–Class R6[1]	3,030,051
Net asset value per share–Class R6	$13.27
Net assets–Administrator Class	$17,312,036
Shares outstanding–Administrator Class[1]	1,298,839
Net asset value per share–Administrator Class	$13.33
Net assets–Institutional Class	$1,556,285
Shares outstanding–Institutional Class[1]	117,071
Net asset value per share–Institutional Class	$13.29
1 The Fund has an unlimited number of authorized shares.
2  Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.
The accompanying notes are an integral part of these financial statements.
22 | Allspring Disciplined Small Cap Fund

Statement of operations—year ended March 31, 2024
Statement of operations
Investment income
Dividends (net of foreign withholdings taxes of $1,540)	$349,089
Income from affiliated securities	37,015
Interest	2,615
Total investment income	388,719
Expenses
Management fee	134,231
Administration fees
Class A	1,562
Class R6	2,865
Administrator Class	20,017
Institutional Class	1,462
Shareholder servicing fees
Class A	1,936
Administrator Class	38,485
Custody and accounting fees	1,199
Professional fees	73,252
Registration fees	60,672
Shareholder report expenses	26,480
Trustees’ fees and expenses	23,333
Other fees and expenses	19,928
Total expenses	405,422
Less: Fee waivers and/or expense reimbursements
Fund-level	(155,729)
Class A	(2,390)
Administrator Class	(54,120)
Institutional Class	(1,462)
Net expenses	191,721
Net investment income	196,998
Realized and unrealized gains (losses) on investments
Net realized gains on
Unaffiliated securities	1,838,994
Futures contracts	101,852
Net realized gains on investments	1,940,846
Net change in unrealized gains (losses) on
Unaffiliated securities	6,517,411
Futures contracts	52,123
Net change in unrealized gains (losses) on investments	6,569,534
Net realized and unrealized gains (losses) on investments	8,510,380
Net increase in net assets resulting from operations	$8,707,378
The accompanying notes are an integral part of these financial statements.
Allspring Disciplined Small Cap Fund | 23

Statement of changes in net assets
Statement of changes in net assets
	Year ended March 31, 2024		Year ended March 31, 2023
Operations
Net investment income		$196,998		$74,660
Net realized gains on investments		1,940,846		1,231,396
Net change in unrealized gains (losses) on investments		6,569,534		(3,123,590)
Net increase (decrease) in net assets resulting from operations		8,707,378		(1,817,534)
Distributions to shareholders from
Net investment income and net realized gains
Class A		(21,801)		(607)
Class R6		(703,060)		(827)
Administrator Class		(388,225)		(36,866)
Institutional Class		(36,761)		(6,230)
Total distributions to shareholders		(1,149,847)		(44,530)
Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	51,043	611,403	15,260	157,891
Class R6	3,134,791	37,786,354	2,502	25,730
Administrator Class	39,518	467,511	90,405	976,883
Institutional Class	45,964	511,716	8,916	97,686
		39,376,984		1,258,190
Reinvestment of distributions
Class A	1,861	21,801	56	607
Class R6	60,802	703,060	78	827
Administrator Class	33,286	385,705	3,445	36,618
Institutional Class	3,178	36,761	590	6,230
		1,147,327		44,282
Payment for shares redeemed
Class A	(12,764)	(152,376)	(18,692)	(204,318)
Class R6	(183,935)	(2,281,091)	(4,449)	(44,697)
Administrator Class	(161,280)	(1,867,622)	(493,159)	(5,220,002)
Institutional Class	(14,583)	(170,863)	(28,806)	(301,809)
		(4,471,952)		(5,770,826)
Net increase (decrease) in net assets resulting from capital share transactions		36,052,359		(4,468,354)
Total increase (decrease) in net assets		43,609,890		(6,330,418)
Net assets
Beginning of period		16,722,544		23,052,962
End of period		$60,332,434		$16,722,544
The accompanying notes are an integral part of these financial statements.
24 | Allspring Disciplined Small Cap Fund

Financial highlights
Financial highlights

(For a share outstanding throughout each period)

	Year ended March 31
Class A	2024	2023	2022	2021	2020
Net asset value, beginning of period	$10.98	$11.82	$11.67	$6.12	$8.39
Net investment income (loss)	0.07 [1]	0.04	0.01 [1]	(0.05)[1]	(0.00)[1,2]
Net realized and unrealized gains (losses) on investments	2.73	(0.86)	0.14	5.60	(2.22)
Total from investment operations	2.80	(0.82)	0.15	5.55	(2.22)
Distributions to shareholders from
Net investment income	(0.01)	(0.01)	0.00	0.00	(0.05)
Net realized gains	(0.28)	(0.01)	0.00	0.00	0.00
Total distributions to shareholders	(0.29)	(0.02)	0.00	0.00	(0.05)
Net asset value, end of period	$13.49	$10.98	$11.82	$11.67	$6.12
Total return[3]	25.98%	(7.01)%	1.29%	90.69%	(26.67)%
Ratios to average net assets (annualized)
Gross expenses	1.81%	2.10%	1.74%	1.81%	1.40%
Net expenses	0.87%	0.91%	0.91%	0.93%	0.93%
Net investment income (loss)	0.62%	0.35%	0.05%	(0.53)%	(0.05)%
Supplemental data
Portfolio turnover rate	57%	53%	39%	48%	67%
Net assets, end of period (000s omitted)	$1,252	$578	$662	$991	$102

[1]	Calculated based upon average shares outstanding
[2]	Amount is more than $(0.005).
[3]	Total return calculations do not include any sales charges.
The accompanying notes are an integral part of these financial statements.
Allspring Disciplined Small Cap Fund | 25

Financial highlights

(For a share outstanding throughout each period)

	Year ended March 31
Class R6	2024	2023	2022	2021	2020
Net asset value, beginning of period	$10.78	$11.64	$11.45	$6.15	$8.50
Net investment income	0.10 [1]	0.08 [1]	0.06 [1]	0.04 [1]	0.08 [1]
Net realized and unrealized gains (losses) on investments	2.70	(0.89)	0.14	5.51	(2.35)
Total from investment operations	2.80	(0.81)	0.20	5.55	(2.27)
Distributions to shareholders from
Net investment income	(0.03)	(0.04)	(0.01)	(0.25)	(0.08)
Net realized gains	(0.28)	(0.01)	0.00	0.00	0.00
Total distributions to shareholders	(0.31)	(0.05)	(0.01)	(0.25)	(0.08)
Net asset value, end of period	$13.27	$10.78	$11.64	$11.45	$6.15
Total return	26.46%	(6.98)%	1.76%	90.71%	(27.03)%
Ratios to average net assets (annualized)
Gross expenses	1.07%	1.67%	1.32%	1.42%	0.89%
Net expenses	0.50%	0.50%	0.50%	0.50%	0.50%
Net investment income	0.84%	0.76%	0.49%	0.51%	0.95%
Supplemental data
Portfolio turnover rate	57%	53%	39%	48%	67%
Net assets, end of period (000s omitted)	$40,213	$198	$236	$155	$141

[1]	Calculated based upon average shares outstanding
The accompanying notes are an integral part of these financial statements.
26 | Allspring Disciplined Small Cap Fund

Financial highlights

(For a share outstanding throughout each period)

	Year ended March 31
Administrator Class	2024	2023	2022	2021	2020
Net asset value, beginning of period	$10.85	$11.73	$11.59	$6.10	$8.40
Net investment income	0.08 [1]	0.06	0.02	0.02	0.02 [1]
Net realized and unrealized gains (losses) on investments	2.69	(0.91)	0.14	5.47	(2.27)
Total from investment operations	2.77	(0.85)	0.16	5.49	(2.25)
Distributions to shareholders from
Net investment income	(0.01)	(0.02)	(0.02)	(0.00)[2]	(0.05)
Net realized gains	(0.28)	(0.01)	0.00	0.00	0.00
Total distributions to shareholders	(0.29)	(0.03)	(0.02)	(0.00)[2]	(0.05)
Net asset value, end of period	$13.33	$10.85	$11.73	$11.59	$6.10
Total return	26.03%	(7.28)%	1.37%	90.04%	(26.99)%
Ratios to average net assets (annualized)
Gross expenses	1.77%	2.01%	1.67%	1.75%	1.25%
Net expenses	0.85%	0.85%	0.85%	0.85%	0.85%
Net investment income	0.66%	0.40%	0.12%	0.17%	0.27%
Supplemental data
Portfolio turnover rate	57%	53%	39%	48%	67%
Net assets, end of period (000s omitted)	$17,312	$15,055	$20,963	$24,318	$17,049

[1]	Calculated based upon average shares outstanding
[2]	Amount is less than $0.005.
The accompanying notes are an integral part of these financial statements.
Allspring Disciplined Small Cap Fund | 27

Financial highlights

(For a share outstanding throughout each period)

	Year ended March 31
Institutional Class	2024	2023	2022	2021	2020
Net asset value, beginning of period	$10.80	$11.71	$11.60	$6.10	$8.48
Net investment income	0.11 [1]	0.07 [1]	0.04 [1]	0.04 [1]	0.06 [1]
Net realized and unrealized gains (losses) on investments	2.68	(0.90)	0.16	5.47	(2.28)
Total from investment operations	2.79	(0.83)	0.20	5.51	(2.22)
Distributions to shareholders from
Net investment income	(0.02)	(0.07)	(0.09)	(0.01)	(0.16)
Net realized gains	(0.28)	(0.01)	0.00	0.00	0.00
Total distributions to shareholders	(0.30)	(0.08)	(0.09)	(0.01)	(0.16)
Net asset value, end of period	$13.29	$10.80	$11.71	$11.60	$6.10
Total return	26.30%	(7.09)%	1.68%	90.34%	(26.80)%
Ratios to average net assets (annualized)
Gross expenses	1.48%	1.76%	1.42%	1.51%	0.94%
Net expenses	0.60%	0.60%	0.60%	0.60%	0.60%
Net investment income	0.91%	0.65%	0.36%	0.47%	0.69%
Supplemental data
Portfolio turnover rate	57%	53%	39%	48%	67%
Net assets, end of period (000s omitted)	$1,556	$891	$1,192	$1,708	$1,586

[1]	Calculated based upon average shares outstanding
The accompanying notes are an integral part of these financial statements.
28 | Allspring Disciplined Small Cap Fund

Notes to financial statements
Notes to financial statements
1.
ORGANIZATION
Allspring Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Allspring Disciplined Small Cap Fund (the “Fund”) which is a diversified series of the Trust.
2.
SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
Securities valuation
All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.
Equity securities, exchange traded funds and futures contracts that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price.
Investments in registered open-end investment companies (other than those listed on a foreign or domestic exchange or market) are valued at net asset value.
Investments which are not valued using the methods discussed above are valued at their fair value, as determined in good faith by Allspring Funds Management, LLC (“Allspring Funds Management”), which was named the valuation designee by the Board of Trustees. As the valuation designee, Allspring Funds Management is responsible for day-to-day valuation activities for the Allspring Funds. In connection with these responsibilities, Allspring Funds Management has established a Valuation Committee and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities. On a quarterly basis, the Board of Trustees receives reports of valuation actions taken by the Valuation Committee. On at least an annual basis, the Board of Trustees receives an assessment of the adequacy and effectiveness of Allspring Funds Management’s process for determining the fair value of the portfolio of investments.
Futures contracts
Futures contracts are agreements between the Fund and a counterparty to buy or sell a specific amount of a commodity, financial instrument or currency at a specified price and on a specified date. The Fund may buy and sell futures contracts in order to gain exposure to, or protect against, changes in security values and is subject to equity price risk. The primary risks associated with the use of futures contracts are the imperfect correlation between changes in market values of securities held by the Fund and the prices of futures contracts, and the possibility of an illiquid market. Futures contracts are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange. With futures contracts, there is minimal counterparty risk to the Fund since futures contracts are exchange-traded and the exchange’s clearinghouse, as the counterparty to all exchange-traded futures, guarantees the futures contracts against default.
Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) with the broker in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are paid to or received from the broker each day equal to the daily changes in the contract value. Such payments are recorded as unrealized gains or losses and, if any, shown as variation margin receivable (payable) in the Statement of Assets and Liabilities. Should the Fund fail to make requested variation margin payments, the broker can gain access to the initial margin to satisfy the Fund’s payment obligations. When the contracts are closed, a realized gain or loss is recorded in the Statement of Operations.
Security transactions and income recognition
Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.
Dividend income is recognized on the ex-dividend date. Dividend income is recorded net of foreign taxes withheld where recovery of such taxes is not assured.
Interest earned on cash balances held at the custodian is recorded as interest income.
Distributions received from REIT investments may be characterized as ordinary income, capital gains, or a return of capital to the Fund based on information provided by the REIT. The proper characterization of REIT distributions is generally not known until after the end of each calendar year. As such, estimates may be used in reporting the character of income and distributions for financial statement purposes.
Allspring Disciplined Small Cap Fund | 29

Notes to financial statements
Distributions to shareholders
Distributions to shareholders from net investment income and any net realized gains are recorded on the ex-dividend date and paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.
Federal and other taxes
The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable  income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.
The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s  tax positions taken on federal, state, and foreign tax returns, as applicable, for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.
As of March 31, 2024, the aggregate cost of all investments for federal income tax purposes was $51,993,098 and the unrealized gains (losses) consisted of:
Gross unrealized gains	$9,338,168
Gross unrealized losses	(1,068,525)
Net unrealized gains	$8,269,643
Class allocations
The separate classes of shares offered by the Fund differ principally in applicable sales charges, shareholder servicing and administration fees. Class specific expenses are charged directly to that share class. Investment income, common fund-level expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.
3.
FAIR VALUATION MEASUREMENTS
Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:
•Level 1—quoted prices in active markets for identical securities
•Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.
30 | Allspring Disciplined Small Cap Fund

Notes to financial statements
The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of March 31, 2024:
	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:
Common stocks
Communication services	$1,208,751	$0	$0	$1,208,751
Consumer discretionary	6,271,384	0	0	6,271,384
Consumer staples	1,968,257	0	0	1,968,257
Energy	4,031,773	0	0	4,031,773
Financials	9,145,655	0	0	9,145,655
Health care	8,897,621	0	0	8,897,621
Industrials	11,096,041	0	0	11,096,041
Information technology	8,459,592	0	0	8,459,592
Materials	2,945,306	0	0	2,945,306
Real estate	3,154,298	0	0	3,154,298
Utilities	1,381,108	0	0	1,381,108
Rights
Health care	0	0	0	0
Short-term investments
Investment companies	1,643,149	0	0	1,643,149
	60,202,935	0	0	60,202,935
Futures contracts	59,806	0	0	59,806
Total assets	$60,262,741	$0	$0	$60,262,741
Futures contracts are reported at their cumulative unrealized gains (losses) at measurement date as reported in the table following the Portfolio of Investments. For futures contracts, the current day’s variation margin is reported on the Statement of Assets and Liabilities. All other assets and liabilities are reported at their market value at measurement date.
Additional sector, industry or geographic detail, if any, is included in the Portfolio of Investments.
At March 31, 2024, the Fund did not have any transfers into/out of Level 3.
4.
TRANSACTIONS WITH AFFILIATES
Management fee
Allspring Funds Management, a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P., is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Allspring Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser and providing fund-level administrative services in connection with the Fund’s operations. As compensation for its services under the investment management agreement, Allspring Funds Management is entitled to receive a management fee at the following annual rate based on the Fund’s average daily net assets:
Average daily net assets	Management fee
First $1 billion	0.500%
Next $4 billion	0.475
Next $5 billion	0.440
Over $10 billion	0.430
For the year ended March 31, 2024, the management fee was equivalent to an annual rate of 0.50% of the Fund’s average daily net assets.
Allspring Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Allspring Funds Management. Allspring Global Investments, LLC, an affiliate of Allspring Funds Management and a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, is the subadviser to the Fund and is entitled to receive a fee from Allspring Funds Management at an annual rate starting at 0.35% and declining to 0.25% as the average daily net assets of the Fund increase.
Administration fees
Under a class-level administration agreement, Allspring Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As
Allspring Disciplined Small Cap Fund | 31

Notes to financial statements
compensation for its services under the class-level administration agreement, Allspring Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:
Class-level administration fee
Class A	0.20%
Class R6	0.03
Administrator Class	0.13
Institutional Class	0.13
Prior to June 30, 2023, the class-level administration fee for Class A was 0.21% of its average daily net assets.
Waivers and/or expense reimbursements
Allspring Funds Management has contractually committed to waive and/or reimburse management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Allspring Funds Management will waive fees and/or reimburse expenses from fund-level expenses on a proportionate basis and then from class specific expenses. When only certain classes exceed their expense caps, waivers and/or reimbursements are applied against class specific expenses before fund-level expenses. Allspring Funds Management has contractually committed through July 31, 2024 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. As of March 31, 2024, the contractual caps are as follows:

EXPENSE RATIO CAPS
Class A	0.92%
Class R6	0.50
Administrator Class	0.85
Institutional Class	0.60
Prior to June 30, 2023, the Fund’s expenses were capped at 0.93% for Class A shares.
Sales charges
Allspring Funds Distributor, LLC (“Allspring Funds Distributor”), an affiliate of Allspring Funds Management, the principal underwriter, is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Allspring Funds Distributor did not receive any front-end or contingent deferred sales charges from Class A shares for the year ended March 31, 2024.
Shareholder servicing fees
The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A and Administrator Class are charged a fee at an annual rate up to 0.25% of the average daily net assets of each respective class. A portion of these total shareholder servicing fees were paid to affiliates of the Fund.
Interfund transactions
The Fund may purchase or sell portfolio investment securities to certain affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices. Pursuant to these procedures, the Fund did not have any interfund transactions during the year ended March 31, 2024.
5.
INVESTMENT PORTFOLIO TRANSACTIONS
Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended March 31, 2024 were $49,118,748 and $15,010,931, respectively.
6.
DERIVATIVE TRANSACTIONS
During the year ended March 31, 2024, the Fund entered into futures contracts for economic hedging purposes. The Fund had an average notional amount of $520,587 in long futures contracts during the year ended March 31, 2024.
The fair value, realized gains or losses and change in unrealized gains or losses, if any, on derivative instruments are reflected in the corresponding financial statement captions.
32 | Allspring Disciplined Small Cap Fund

Notes to financial statements
7.
BANK BORROWINGS
The Trust (excluding the money market funds), Allspring Master Trust and Allspring Variable Trust are parties to a $350,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate or the overnight bank funding rate in effect on that day plus a spread. In addition, an annual commitment fee based on the unused balance is allocated to each participating fund.
For the year ended March 31, 2024, there were no borrowings by the Fund under the agreement.
8.
DISTRIBUTIONS TO SHAREHOLDERS
The tax character of distributions paid during the years ended March 31, 2024 and March 31, 2023 were as follows:
	Year ended March 31
	2024	2023
Ordinary income	$92,651	$35,189
Long-term capital gain	1,057,196	9,341
As of March 31, 2024, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income	Undistributed long-term gain	Unrealized gains
$771,452	$1,420,259	$8,269,643
9.
INDEMNIFICATION
Under the Fund’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Fund. The Fund has entered into a separate agreement with each Trustee that converts indemnification rights currently existing under the Fund’s organizational documents into contractual rights that cannot be changed in the future without the consent of the Trustee. Additionally, in the normal course of business, the Fund may enter into contracts with service providers that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.
Allspring Disciplined Small Cap Fund | 33

Report of independent registered public accounting firm
To the Shareholders of the Fund and Board of Trustees
Allspring Funds Trust:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Allspring Disciplined Small Cap Fund (the Fund), one of the funds constituting Allspring Funds Trust, including the portfolio of investments, as of March 31, 2024, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of March 31, 2024, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of March 31, 2024, by correspondence with the custodian, transfer agent and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have not been able to determine the specific year that we began serving as the auditor of one or more Allspring Funds investment companies; however, we are aware that we have served as the auditor of one or more Allspring Funds investment companies since at least 1955.
Boston, Massachusetts
May 23, 2024
34 | Allspring Disciplined Small Cap Fund

Other information (unaudited)
Other information
Tax information
For corporate shareholders, pursuant to Section 854 of the Internal Revenue Code, 100% of ordinary income dividends qualify for the corporate dividends-received deduction for the fiscal year ended March 31, 2024.
Pursuant to Section 852 of the Internal Revenue Code, $1,057,196 was designated as a 20% rate gain distribution for the fiscal year ended
March 31, 2024.
Pursuant to Section 854 of the Internal Revenue Code, $92,622 of income dividends paid during the fiscal year ended March 31, 2024 has been designated as qualified dividend income (QDI).
For the fiscal year ended March 31, 2024, $3,746 has been designated as interest-related dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.
Proxy voting information
A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-866-259-3305, visiting our website at allspringglobal.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at allspringglobal.com or by visiting the SEC website at sec.gov.
Quarterly portfolio holdings information
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the SEC website at sec.gov.

Allspring Disciplined Small Cap Fund | 35

Other information (unaudited)
Board of trustees and officers
Each of the Trustees and Officers listed in the table below acts in identical capacities for each fund in the Allspring family of funds, which consists of 100 mutual funds comprising the Allspring Funds Trust, Allspring Variable Trust, Allspring Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information†. The mailing address of each Trustee and Officer is 1415 Vantage Park Drive, 3rd Floor, Charlotte, NC 28203. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.
Independent Trustees
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015
Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong
Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of
Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International
Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life
Insurance Company. Serves on the Investment Company Institute’s Board of Governors since
2022 and Executive Committee since 2023 as well as the Vice Chairman of the Governing Council of the Independent Directors Council since 2023. Audit Committee Chair and Investment
Committee Chair of the Vincent Memorial Hospital Foundation (non-profit organization). Mr.
Ebsworth is a CFA charterholder.
N/A
Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since January 2018#
Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning
Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens &
Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead
Independent Director and chair of the Audit Committee. Board member of the Russell Exchange
Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is also an inactive Chartered Financial Analyst.
N/A
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009; Audit Committee Chair, since 2019
Retired. Member of the Advisory Board of CEF of East Central Florida. Chairman of the Board of
CIGNA Corporation from 2009 to 2021, and Director from 2005 to 2008. From 2003 to 2011,
Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and
Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to
2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the
Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory board of
Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Advisory Board Member, Fellowship of Christian Athletes. Mr. Harris is a certified public accountant (inactive status).
N/A
David F. Larcker (Born 1950)	Trustee, since 2009
Distinguished Visiting Fellow at the Hoover Institution since 2022. James Irvin Miller Professor of
Accounting at the Graduate School of Business (Emeritus), Stanford University, Director of the
Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate
Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of
Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The
Wharton School, University of Pennsylvania from 1985 to 2005.
N/A
Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chair, since 2018
International Foundation of Employee Benefit Plans Professor since 1993, Wharton School of the
University of Pennsylvania. Director of Wharton’s Pension Research Council and Boettner Center
on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic
Research. Previously taught at Cornell University from 1978 to 1993.
N/A
* Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.
#  Ms. Freeman will serve as Chair Liaison through June 2024, at which time Ms. Wheelock will assume the role.
†
The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at allspringglobal.com.

36 | Allspring Disciplined Small Cap Fund

Other information (unaudited)
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Timothy J. Penny (Born 1951)	Trustee, since 1996; Chair, since 2018
President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Vice Chair of the Economic Club of Minnesota, since 2007. Co-Chair of the Committee for a Responsible Federal Budget, since 1995. Member of the Board of Trustees of
NorthStar Education Finance, Inc., a non-profit organization, from 2007-2022. Senior Fellow of the University of Minnesota Humphrey Institute from 1995 to 2017.
N/A
James G. Polisson (Born 1959)	Trustee, since 2018
Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to
2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell
Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays
Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays
Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-
profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of
Columbia Bar Associations.
N/A
Pamela Wheelock (Born 1959)	Trustee, since January 2020; previously Trustee from January 2018 to July 2019#
Retired. Executive and Senior Financial leadership positions in the public, private and nonprofit sectors. Interim President and CEO, McKnight Foundation, 2020. Interim Commissioner,
Minnesota Department of Human Services, 2019. Chief Operating Officer, Twin Cities Habitat for
Humanity, 2017-2019. Vice President for University Services, University of Minnesota, 2012-
2016. Interim President and CEO, Blue Cross and Blue Shield of Minnesota, 2011-2012. Executive
Vice-President and Chief Financial Officer, Minnesota Wild, 2002-2008. Commissioner,
Minnesota Department of Finance, 1999-2002. Chair of the Board of Directors of Destination
Medical Center Corporation. Board member of the Minnesota Wild Foundation.
N/A
* Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.
# Ms. Freeman will serve as Chair Liaison through June 2024, at which time Ms. Wheelock will assume the role.

Allspring Disciplined Small Cap Fund | 37

Other information (unaudited)
Officers1
Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen (Born 1960)	President, since 2017
President and Chief Executive Officer of Allspring Funds Management, LLC since 2017 and Head of Global Fund
Governance of Allspring Global Investments since 2022. Prior thereto, co-president of Galliard Capital
Management, LLC, an affiliate of Allspring Funds Management, LLC, from 2019 to 2022 and Head of Affiliated
Managers, Allspring Global Investments, from 2014 to 2019 and Executive Vice President responsible for marketing, investments and product development for Allspring Funds Management, LLC, from 2009 to 2014.

Jeremy DePalma (Born 1974)	Treasurer, since 2012 (for certain funds in the Fund Complex); since 2021 (for the remaining funds in the Complex)
Senior Vice President of Allspring Funds Management, LLC since 2009. Senior Vice President of Evergreen
Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

Christopher Baker (Born 1976)	Chief Compliance Officer, since 2022
Global Chief Compliance Officer for Allspring Global Investments since 2022. Prior thereto, Chief Compliance
Officer for State Street Global Advisors from 2018 to 2021. Senior Compliance Officer for the State Street divisions of Alternative Investment Solutions, Sector Solutions, and Global Marketing from 2015 to 2018. From 2010 to 2015
Vice President, Global Head of Investment and Marketing Compliance for State Street Global Advisors.

Matthew Prasse (Born 1983)	Chief Legal Officer, since 2022; Secretary, since 2021
Senior Counsel of the Allspring Legal Department since 2021. Senior Counsel of the Wells Fargo Legal Department
from 2018 to 2021. Previously, Counsel for Barings LLC from 2015 to 2018. Prior to joining Barings, Associate at
Morgan, Lewis & Bockius LLP from 2008 to 2015.

1 For those Officers with tenures at Allspring Global Investments and/or Allspring Funds Management, LLC that began prior to 2021, such tenures include years of service during which these businesses/entities were known as Wells Fargo Asset Management and Wells Fargo Funds Management, LLC, respectively.

38 | Allspring Disciplined Small Cap Fund

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For more information
More information about Allspring Funds is available free upon request. To obtain literature, please write, visit the Fund’s website, or call:
Allspring Funds
P.O. Box 219967
Kansas City, MO 64121-9967
Website: allspringglobal.com
Individual investors: 1-800-222-8222
Retail investment professionals: 1-888-877-9275
Institutional investment professionals: 1-800-260-5969

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at allspringglobal.com. Read the prospectus carefully before you invest or send money.
Allspring Global InvestmentsTM is the trade name for the asset management firms of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P. These firms include but are not limited to Allspring Global Investments, LLC, and Allspring Funds Management, LLC. Certain products managed by Allspring entities are distributed by Allspring Funds Distributor, LLC (a broker-dealer and Member FINRA/SIPC).
This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind - including a recommendation for any specific investment, strategy, or plan.
© 2024 Allspring Global Investments Holdings, LLC. All rights reserved.
ALL-04012024-az3j1ahv 05-24
AR4335 03-24

Allspring Discovery Innovation Fund
Annual Report
March 31, 2024

The views expressed and any forward-looking statements are as of March 31, 2024, unless otherwise noted, and are those of the Fund’s portfolio managers and/or Allspring Global Investments. Discussions of individual securities or the markets generally are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Allspring Global Investments disclaims any obligation to publicly update or revise any views expressed or forward-looking statements.
Allspring Discovery Innovation Fund | 1

Letter to shareholders (unaudited)

Andrew Owen
President
Allspring Funds
Dear Shareholder:
We are pleased to offer you this annual report for the Allspring Discovery Innovation Fund for the 12-month period that ended March 31, 2024. Globally, stocks and bonds experienced high levels of volatility but had broadly positive performance for the period. The market was focused on persistently high inflation and the impact of ongoing aggressive central bank rate hikes. Riskier assets rallied in 2023 as investors anticipated an end to the tight monetary policy.
For the period, U.S. stocks, based on the S&P 500 Index,1 gained 29.88%. International stocks, as measured by the MSCI ACWI ex USA Index (Net),2 returned 13.26%, while the MSCI EM Index (Net) (USD)3 advanced 8.15%. Among bond indexes, the Bloomberg U.S. Aggregate Bond Index4 returned 1.70%, the Bloomberg Global Aggregate ex-USD Index (unhedged)5 returned -0.71%, the Bloomberg Municipal Bond Index6 gained 3.13%, and the ICE BofA U.S. High Yield Index7 returned a more robust 11.04%.
Markets rallied in anticipation of central bank rate cuts.
The period began with stock market gains in April amid banking industry stress after the collapse of Silicon Valley Bank in March sent ripples of concern throughout the banking industry. However, economic data released in April pointed to global resilience, as Purchasing Managers Indexes8 in the U.S., U.K., and eurozone beat expectations and China reported first-quarter annualized economic growth of 4.5%. The U.S. labor market remained strong, with a 3.5% jobless rate and monthly payroll gains above 200,000. However, uncertainty and inflationary concerns weighed on investors in the U.S. and abroad.
May was marked by a divergence between expanding activity in services and an overall contraction in manufacturing activity in the U.S., U.K., and eurozone. Core inflation remained elevated in the U.S. and Europe, despite the ongoing efforts of the Federal Reserve (Fed) and the European Central Bank (ECB), which included rate hikes of 0.25% by both in May. Stubborn inflation and the resilient U.S. labor market led to expectations of further interest rate hikes, overall monthly declines across bond indexes, and mixed results for stocks in May. Investor worries over a U.S. debt ceiling impasse were modest, and market confidence was buoyed by a deal in late May to avert a potential U.S. debt default.
1
The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.
2
The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the U.S. Source:  MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.
3
The MSCI Emerging Markets (EM) Index (Net) (USD) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of emerging markets. You cannot invest directly in an index.
4
The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S.-dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.
5
The Bloomberg Global Aggregate ex-USD Index (unhedged) is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S.-dollar-denominated debt market. You cannot invest directly in an index.
6
The Bloomberg Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.
7
The ICE BofA U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high yield bonds. The index tracks the performance of high yield securities traded in the U.S. bond market. Returns shown are net of transaction costs beginning on July 1, 2022. You cannot invest directly in an index. Copyright 2024. ICE Data Indices, LLC. All rights reserved.
8
The Purchasing Managers Index (PMI) is an index of the prevailing direction of economic trends in the manufacturing and service sectors. You cannot invest directly in an index.
2 | Allspring Discovery Innovation Fund

Letter to shareholders (unaudited)
“ June featured the Fed’s first pause on interest rate hikes since March 2022, when it began its aggressive campaign to rein in inflation. ”
June featured the Fed’s first pause on interest rate hikes since March 2022, when it began its aggressive campaign to rein in inflation. However, the Core Consumer Price Index (CPI)1, while continuing to decline, remained stubbornly high in June at 4.8%, well above the Fed’s 2.0% target rate. With the U.S. unemployment rate still at 3.6%, near a historical low, and U.S. payrolls growing in June for the 30th consecutive month, expectations of more Fed rate hikes were reinforced. However, U.S. and global stocks had strong returns in June.
July was a good month for stocks. However, bonds had more muted but positive monthly returns overall. Riskier sectors and regions tended to do well, as investors grew more optimistic regarding economic prospects. With strong second-quarter gross domestic product (GDP) growth—initially estimated at 2.4%—and U.S. annual inflation easing steadily to 3.2% in July, hopes for a soft economic landing grew. The Fed, the ECB, and the Bank of England all raised their respective key interest rates by 0.25% in July. Speculation grew that the Fed could be very close to the end of its tightening cycle. Meanwhile, China’s economy showed signs of stagnation, renewing concerns of global fallout.
Stocks retreated in August while monthly bond returns were flat overall. Increased global market volatility reflected unease over the Chinese property market being stressed along with weak Chinese economic data. On a more positive note, speculation grew over a possible end to the Fed’s campaign of interest rate increases or at least a pause in September. U.S. economic data generally remained solid, with resilient job market data and inflation ticking up slightly in August. Although the annual CPI2 rose 3.7%, the three-month trend for Core CPI stood at a more encouraging annualized 2.4%
Stocks and bonds both had negative overall returns in September as investors were disappointed by the Fed’s reluctance to lower interest rates until it knows it has vanquished persistently high inflation. As of September, the two primary gauges of U.S. inflation—the annual Core Personal Consumption Expenditures Price Index3 and the CPI—both stood at roughly 4%, twice as high as the Fed’s oft-stated 2% target. The month ended with the prospect of yet another U.S. government shutdown averted at least temporarily but looming later in the year.
October was a tough month for stocks and bonds. Key global and domestic indexes were pushed down by rising geopolitical tensions—particularly the Israel-Hamas conflict—and concerns over the Fed’s “higher for longer” monetary policy. The U.S. 10-year Treasury yield rose above 5% for the first time since 2007. Commodity prices did well as oil prices rallied in response to the prospect of oil supply disruptions from the Middle East. U.S. annualized third quarter GDP was estimated at a healthier-than-anticipated 4.9%. China’s GDP indicated surprisingly strong industrial production and retail sales, offset by ongoing weakness in its real estate sector.
In November, the market mood turned positive as cooling inflation inspired confidence that central banks could hold off on further rate hikes. Overall annual inflation in the U.S. fell to 3.1% in November while 12-month inflation in the U.K. and eurozone eased to 4.6% and 2.4%, respectively—far below their peak levels of mid-2022. Third quarter annualized U.S. GDP growth was raised to an estimated 5.2% while U.S. job totals rose by close to 200,000 in November, indicating a slight cooling of the labor market. All of this fresh evidence added to confidence for a U.S. soft economic landing, leading to a more buoyant mood heading into winter.
1
The Core Consumer Price Index (CPI) is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services excluding energy and food prices. You cannot invest directly in an index.
2
The CPI is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services. You cannot invest directly in an index.
3
The Core Personal Consumption Expenditures Price Index (PCE) is a measure of prices that people living in the United States, or those buying on their behalf, pay for goods and services. It’s sometimes called the core PCE price index, because two categories that can have price swings – food and energy - are left out to make underlying inflation easier to see. You cannot invest directly in an index.
Allspring Discovery Innovation Fund | 3

Letter to shareholders (unaudited)
The broad year-end rally among stocks and bonds that began in November continued through December as investors became more confident that monetary policy would ease in 2024. Supporting the bubbly market mood were a series of reports confirming lower inflationary trends in the U.S. and Europe. During the period, it appeared more likely that the U.S. economy could achieve a soft landing, cooling enough to lower inflation without the pain of a recession. However, by year-end, an expectations gap developed. Capital markets priced in a total of 1.50 percentage points in federal funds rate cuts in 2024—twice as much as the three cuts of 0.25% hinted at by Fed officials.
Financial market performance was mixed in January 2024 as U.S. stocks had modest gains while non-U.S. equities, particularly those in emerging markets, and fixed income assets were held back by central bank pushback on market optimism over rate cuts. Overall, optimism was supported by indications of a soft landing for the U.S. economy. Key data included a surprisingly strong gain of 353,000 jobs in January, an unemployment rate of just 3.7% and a rise of just 3.1% in the CPI in January. However, that resilience helped tone down expectations of a rate cut in March to a more likely second quarter move.
In February, stocks were supported by positive economic data and strong corporate earnings. However, fixed income investments were under pressure as resilient inflation led to lowered expectations on the timing of interest rate cuts. The S&P 500 Index had solid monthly gains along with emerging market equities, which benefited from a rebound in China.
The first quarter of 2024 closed with ongoing stock market momentum and a more muted sense of confidence in fixed income markets as investors adjusted to the prospect of greater-than-expected economic strength. The flip side of that is that expectations on the timing of a long-anticipated initial Fed rate cut were pushed back from March to June and then beyond. Additionally, the number of quarter-point rate cuts forecast by the market fell from six as projected in December 2023 to two to three cuts by fiscal period-end.
Don’t let short-term uncertainty derail long-term investment goals.
Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Allspring Funds offers a wide variety of mutual funds spanning many asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.
Thank you for choosing to invest with Allspring Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.
Sincerely,

Andrew Owen
President
Allspring Funds
“ The first quarter of 2024 closed with ongoing stock market momentum and a more muted sense of confidence in fixed income markets as investors adjusted to the prospect of greater-than-expected economic strength. ”
For further information about your fund, contact your investment professional, visit our website at allspringglobal.com, or call us directly at 1-800-222-8222.
4 | Allspring Discovery Innovation Fund

Letter to shareholders (unaudited)

Notice to Shareholders
 Beginning in July 2024, the Fund will be required by the Securities and Exchange Commission to send shareholders a paper copy of a new tailored shareholder report in place of the full shareholder report that you are now receiving. The tailored shareholder report will contain concise information about the Fund, including certain expense and performance information and fund statistics. If you wish to receive this new tailored shareholder report electronically, please follow the instructions on the back cover of this report.

 Other information that is currently included in the shareholder report, such as the Fund’s financial statements, will be available online and upon request, free of charge, in paper or electronic format.

Allspring Discovery Innovation Fund | 5

Performance highlights (unaudited)
Performance highlights
Investment objective	The Fund seeks long-term capital appreciation.
Manager	Allspring Funds Management, LLC
Subadviser	Allspring Global Investments, LLC
Portfolio managers	Nicholas Birk†, Michael T. Smith , CFA, Christopher J. Warner, CFA

Average annual total returns (%) as of March 31, 2024
		Including sales charge			Excluding sales charge			Expense ratios[1] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[2]
Class A (WFSTX)	9-18-2000	21.77	11.19	14.34	29.24	12.51	15.02	1.30	1.22
Class C (WFTCX)	9-18-2000	27.26	11.67	14.35	28.26	11.67	14.35	2.05	1.97
Administrator Class (WFTDX)	7-30-2010	–	–	–	29.24	12.57	15.12	1.23	1.15
Institutional Class (WFTIX)[3]	10-31-2016	–	–	–	29.66	12.87	15.32	0.98	0.90
S&P 500 Index[4]	–	–	–	–	29.88	15.05	12.96	–	–
Russell 3000® Growth Index [5]	–	–	–	–	37.95	17.82	15.43	–	–
Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, allspringglobal.com.
Please keep in mind that high double-digit returns were primarily achieved during favorable market conditions. You should not expect that such favorable returns can be consistently achieved. A fund’s performance, especially for short time periods, should not be the sole factor in making your investment decision.
Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.
For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Administrator Class and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

[1]
Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the Financial Highlights of this report.

[2]
The manager has contractually committed through July 31, 2024, to waive fees and/or reimburse expenses to the extent necessary to cap total annual fund operating expenses after fee waivers at 1.22% for Class A, 1.97% for Class C, 1.15% for Administrator Class and 0.90% for Institutional Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense caps. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. Without these caps, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers)
as stated in the prospectuses.

[3]
Historical performance shown for the Institutional Class shares prior to their inception reflects the performance of the Administrator Class shares, and includes the higher expenses applicable to the Administrator Class shares. If these expenses had not been included, returns for the Institutional Class shares would be higher.

[4]
The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index. Effective August 1, 2023, the Fund has changed its primary benchmark from the
Russell 3000® Growth Index to the S&P 500 Index to more accurately reflect the revised strategy of the Fund.

[5]
The Russell 3000® Growth Index measures the performance of those Russell 3000® Index companies with higher price/book ratios and higher forecasted growth values.
You cannot invest directly in an index.

Investing involves risk, including the possible loss of principal. Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Funds that concentrate their investments in limited sectors, such as information technology, are more vulnerable to adverse market, economic, regulatory, political, or other developments affecting those sectors. Non-diversified funds are more vulnerable to market or economic events impacting issuers of individual portfolio securities than a diversified fund. Consult the Fund’s prospectus for additional information on these and other risks.

†	Mr. Birk became a portfolio manager of the Fund on January 24, 2024.
CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

6 | Allspring Discovery Innovation Fund

Performance highlights (unaudited)

Growth of $10,000 investment as of March 31, 2024[1]

[1]
The chart compares the performance of Class A shares for the most recent ten years with the S&P 500 Index and Russell 3000® Growth Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

Allspring Discovery Innovation Fund | 7

Performance highlights (unaudited)
MANAGER’S DISCUSSION
Fund highlights
•The Fund underperformed the S&P 500 Index for the 12-month period that ended March 31, 2024.
•Holdings within the information technology (IT) and industrials sectors detracted from performance.
•Security selection within the consumer discretionary and financials sectors contributed to the Fund’s performance.
Concentrated bull market
The year started with high inflation and financial tightening producing a resounding call for a recession. These fears, however, would ultimately be quelled by strong labor markets, declining inflation metrics, and resilient consumer spending. This translated to positive earnings surprises and a bull market for U.S. equities during the trailing 12-month period that ended on March 31, 2024. Most notably, companies connected to artificial intelligence (AI) and new drug treatments for obesity garnered significant attention and saw their valuations soar. For much of the year, the “Magnificent 7” stocks substantially outperformed the rest of the U.S. equity universe, boosting returns in large-cap indexes while policy uncertainty deterred sentiment for small-cap stocks. With the cost of capital staying at elevated levels, market sentiment shifted from “growth at any cost” to placing a higher premium on business quality and profitability. As growth slowed for two of the Magnificent 7 companies later in the period, market leadership modestly broadened out, with small and mid caps narrowing the performance gap relative to the mega caps.

Ten largest holdings (%) as of March 31, 2024[1]
Chipotle Mexican Grill, Inc.	3.25
Axon Enterprise, Inc.	3.17
Trade Desk, Inc. Class A	3.04
Copart, Inc.	3.03
KLA Corp.	3.02
Waste Connections, Inc.	2.98
Viper Energy, Inc.	2.96
Global-E Online Ltd.	2.93
Motorola Solutions, Inc.	2.93
Veeva Systems, Inc. Class A	2.92

[1]	Figures represent the percentage of the Fund’s net assets. Holdings are subject to change and may have changed since the date specified.
Holdings within the IT and industrials sectors detracted from performance.
A detractor within industrials, WNS (Holdings) Ltd. (WNS) provides business process management services that allow clients to outsource and modernize business workflows in areas such as accounting and human resources. WNS has a history of innovation and new product offerings, but concerns that WNS’ business model could be pressured by AI resulted in a sharp sell-off. Additionally, WNS reduced guidance due to the loss of, or delays with, several key clients. With fundamentals becoming a concern, our sell discipline was triggered to eliminate the position.
Within IT, Teledyne Technologies, Inc. (TDY), has grown through strategic acquisitions within the aerospace, defense, and radiology industries. While some of the company’s segments reported positive results during the year, the largest segment, Digital Imaging, reported a decline in revenue and operating profitability. Teledyne also announced plans to pursue additional acquisitions. With organic growth stagnating, we exited the position for higher-conviction ideas.
Sector allocation as of March 31, 2024[1]

[1]	Figures represent the percentage of the Fund’s long-term investments. Allocations are subject to change and may have changed since the date specified.
Security selection within the consumer discretionary sector, along with a select IT holding, contributed to the Fund’s performance.
Within consumer discretionary, Chipotle Mexican Grill, Inc. (CMG), reported favorable results across various key performance indicators. During the past year, Chipotle’s expansion into smaller towns exceeded expectations, signaling that the company has an underpenetrated addressable market. Additionally, the company has improved profitability with separate kitchens dedicated to online orders, double-sided grills to reduce cooking times, and deployment of automation. With expanding locations and solid margins, we continue to hold conviction in Chipotle’s business model and long-term growth prospects.
CrowdStrike Holdings, Inc. (CRWD), within IT is a cloud-based endpoint security platform that continuously monitors for malicious software code on desktops, laptops, and servers. By leveraging the cloud, CrowdStrike has a distinct advantage over traditional endpoint security vendors that cannot detect malicious code and send patches across their entire customer base in near real time. The company’s robust security offerings led to positive earnings results that sharply exceeded expectations across several metrics. CrowdStrike also unveiled plans for new product launches

8 | Allspring Discovery Innovation Fund

Performance highlights (unaudited)
in 2024. With many global enterprises still relying on archaic security infrastructures, CrowdStrike’s addressable market remains underpenetrated. We continue to have high conviction in CrowdStrike’s ability to deliver superior growth into the future.
It’s a favorable backdrop for growth investing.
We anticipate 2024 will have pockets of volatility as expectations reset for high-flying companies, and the nation grapples with political uncertainty. While U.S. consumers have proven resilient thus far, there are whispers of softening within discretionary spending. As the economy likely settles into a slow pace of expansion, there will be a scarcity premium assigned to companies with sustainable earnings growth. This is a favorable backdrop for growth stocks, which tend to outperform in periods of slow economic growth.
Our strategy for navigating this environment is to be balanced and highly selective. We are placing a priority on companies with profitable business models, free-cash-flow generation, and strong management execution.
We think there are exciting opportunities in small- and mid-cap growth stocks, which still trade at compelling relative valuations to large caps. Should the economy avoid a sharp downturn, there is considerable upside in small and mid-size companies on the other side of a recovery. More importantly, after a long period of hyperfocus on monetary policy, we are encouraged to see investors become more discerning toward company fundamentals. When it comes to compounding wealth, investors are realizing that profits may matter more than interest rates. This is an encouraging trend that we expect to continue, and it helps set the Fund up for strong future performance.

Allspring Discovery Innovation Fund | 9

Fund expenses (unaudited)
Fund expenses
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from October 1, 2023 to March 31, 2024.
Actual expenses
The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000= 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.
Hypothetical example for comparison purposes
The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Beginning account value 10-1-2023	Ending account value 3-31-2024	Expenses paid during the period[1]	Annualized net expense ratio
Class A
Actual	$1,000.00	$1,254.60	$6.50	1.16%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.10	$5.82	1.16%
Class C
Actual	$1,000.00	$1,249.41	$11.02	1.97%
Hypothetical (5% return before expenses)	$1,000.00	$1,015.07	$9.87	1.97%
Administrator Class
Actual	$1,000.00	$1,253.85	$6.44	1.15%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.15	$5.77	1.15%
Institutional Class
Actual	$1,000.00	$1,256.49	$5.05	0.90%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.39	$4.52	0.90%

[1]
Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by 182 divided by 366 (to reflect the one-half-year period).

10 | Allspring Discovery Innovation Fund

Portfolio of investments—March 31, 2024
Portfolio of investments

	Shares	Value
Common stocks: 98.02%
Communication services: 3.04%
Media: 3.04%
Trade Desk, Inc. Class A†	159,354	$13,930,727
Consumer discretionary: 8.93%
Broadline retail: 5.68%
Global-E Online Ltd.†	369,298	13,423,982
MercadoLibre, Inc.†	8,351	12,626,378
		26,050,360
Hotels, restaurants & leisure: 3.25%
Chipotle Mexican Grill, Inc.†	5,121	14,885,569
Energy: 2.96%
Oil, gas & consumable fuels: 2.96%
Viper Energy, Inc.	353,227	13,585,110
Financials: 16.35%
Capital markets: 11.07%
Morningstar, Inc.	38,026	11,726,078
MSCI, Inc.	23,198	13,001,319
S&P Global, Inc.	30,615	13,025,152
Tradeweb Markets, Inc. Class A	124,614	12,981,040
		50,733,589
Financial services: 5.28%
Jack Henry & Associates, Inc.	68,311	11,867,670
Visa, Inc. Class A	44,271	12,355,151
		24,222,821
Health care: 11.37%
Health care equipment & supplies: 5.69%
DexCom, Inc.†	95,405	13,232,674
Intuitive Surgical, Inc.†	32,216	12,857,083
		26,089,757
Health care technology: 2.92%
Veeva Systems, Inc. Class A†	57,875	13,409,059
Life sciences tools & services: 2.76%
Bio-Techne Corp.	179,801	12,656,192
Industrials: 17.03%
Aerospace & defense: 3.17%
Axon Enterprise, Inc.†	46,501	14,549,233
Commercial services & supplies: 8.65%
Copart, Inc.†	239,733	13,885,336
The accompanying notes are an integral part of these financial statements.
Allspring Discovery Innovation Fund | 11

Portfolio of investments—March 31, 2024

	Shares	Value
Commercial services & supplies(continued)
Rollins, Inc.	261,530	$12,100,993
Waste Connections, Inc.	79,423	13,661,550
		39,647,879
Ground transportation: 2.71%
Old Dominion Freight Line, Inc.	56,668	12,427,859
Professional services: 2.50%
Paylocity Holding Corp.†	66,655	11,455,328
Information technology: 35.57%
Communications equipment: 2.93%
Motorola Solutions, Inc.	37,764	13,405,465
IT services: 5.34%
Gartner, Inc.†	25,598	12,201,798
Globant SA†	60,802	12,275,924
		24,477,722
Semiconductors & semiconductor equipment: 8.37%
Advanced Micro Devices, Inc.†	70,947	12,805,224
KLA Corp.	19,813	13,840,767
Monolithic Power Systems, Inc.	17,318	11,731,560
		38,377,551
Software: 18.93%
Cadence Design Systems, Inc.†	40,460	12,594,389
CCC Intelligent Solutions Holdings, Inc.†	1,023,735	12,243,871
Crowdstrike Holdings, Inc. Class A†	41,520	13,310,897
Fair Isaac Corp.†	9,482	11,848,802
HubSpot, Inc.†	20,940	13,120,166
ServiceNow, Inc.†	15,361	11,711,226
Tyler Technologies, Inc.†	28,196	11,983,582
		86,812,933
Real estate: 2.77%
Industrial REITs : 2.77%
Rexford Industrial Realty, Inc.	252,655	12,708,547
Total common stocks (Cost $340,678,652)		449,425,701
The accompanying notes are an integral part of these financial statements.
12 | Allspring Discovery Innovation Fund

Portfolio of investments—March 31, 2024

		Yield	Shares	Value
Short-term investments: 2.12%
Investment companies: 2.12%
Allspring Government Money Market Fund Select Class♠∞		5.25%	9,735,222	$9,735,222
Total short-term investments (Cost $9,735,222)				9,735,222
Total investments in securities (Cost $350,413,874)	100.14%			459,160,923
Other assets and liabilities, net	(0.14)			(632,055)
Total net assets	100.00%			$458,528,868

†	Non-income-earning security
♠	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.
∞	The rate represents the 7-day annualized yield at period end.

Abbreviations:
REIT	Real estate investment trust
Investments in affiliates
An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were affiliates of the Fund at the end of the period were as follows:
	Value, beginning of period	Purchases	Sales proceeds	Net realized gains (losses)	Net change in unrealized gains (losses)	Value, end of period	Shares, end of period	Income from affiliated securities
Short-term investments
Allspring Government Money Market Fund Select Class	$9,241,903	$85,118,487	$(84,625,168)	$0	$0	$9,735,222	9,735,222	$232,206
The accompanying notes are an integral part of these financial statements.
Allspring Discovery Innovation Fund | 13

Statement of assets and liabilities—March 31, 2024
Financial statements
Statement of assets and liabilities
Assets
Investments in unaffiliated securities, at value (cost $340,678,652)	$449,425,701
Investments in affiliated securities, at value (cost $9,735,222)	9,735,222
Cash	4
Receivable for dividends	216,322
Receivable for Fund shares sold	97,217
Prepaid expenses and other assets	67,909
Total assets	459,542,375
Liabilities
Payable for Fund shares redeemed	451,461
Management fee payable	274,057
Shareholder servicing fees payable	90,699
Administration fees payable	75,722
Distribution fee payable	3,155
Accrued expenses and other liabilities	118,413
Total liabilities	1,013,507
Total net assets	$458,528,868
Net assets consist of
Paid-in capital	$318,187,940
Total distributable earnings	140,340,928
Total net assets	$458,528,868
Computation of net asset value and offering price per share
Net assets–Class A	$421,216,905
Shares outstanding–Class A1	36,367,848
Net asset value per share–Class A	$11.58
Maximum offering price per share – Class A2	$12.29
Net assets–Class C	$4,941,499
Shares outstanding–Class C1	930,001
Net asset value per share–Class C	$5.31
Net assets–Administrator Class	$2,133,764
Shares outstanding–Administrator Class[1]	174,967
Net asset value per share–Administrator Class	$12.20
Net assets–Institutional Class	$30,236,700
Shares outstanding–Institutional Class[1]	2,402,361
Net asset value per share–Institutional Class	$12.59
1 The Fund has an unlimited number of authorized shares.
2  Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.
The accompanying notes are an integral part of these financial statements.
14 | Allspring Discovery Innovation Fund

Statement of operations—year ended March 31, 2024
Statement of operations
Investment income
Dividends (net of foreign withholdings taxes of $3,406)	$1,822,032
Income from affiliated securities	232,206
Interest	803
Total investment income	2,055,041
Expenses
Management fee	3,349,901
Administration fees
Class A	771,660
Class C	9,922
Administrator Class	6,042
Institutional Class	36,123
Shareholder servicing fees
Class A	952,974
Class C	12,208
Administrator Class	11,574
Distribution fee
Class C	36,625
Custody and accounting fees	1,822
Professional fees	82,762
Registration fees	69,994
Shareholder report expenses	21,428
Trustees’ fees and expenses	28,160
Other fees and expenses	12,852
Total expenses	5,404,047
Less: Fee waivers and/or expense reimbursements
Fund-level	(341,906)
Class A	(126,704)
Administrator Class	(52)
Net expenses	4,935,385
Net investment loss	(2,880,344)
Realized and unrealized gains (losses) on investments
Net realized gains (losses) on
Unaffiliated securities	76,213,756
Foreign currency and foreign currency translations	(60)
Net realized gains on investments	76,213,696
Net change in unrealized gains (losses) on
Unaffiliated securities	35,647,424
Foreign currency and foreign currency translations	(113)
Net change in unrealized gains (losses) on investments	35,647,311
Net realized and unrealized gains (losses) on investments	111,861,007
Net increase in net assets resulting from operations	$108,980,663
The accompanying notes are an integral part of these financial statements.
Allspring Discovery Innovation Fund | 15

Statement of changes in net assets
Statement of changes in net assets
	Year ended March 31, 2024		Year ended March 31, 2023
Operations
Net investment loss		$(2,880,344)		$(3,521,868)
Net realized gains (losses) on investments		76,213,696		(34,236,670)
Net change in unrealized gains (losses) on investments		35,647,311		(95,863,238)
Net increase (decrease) in net assets resulting from operations		108,980,663		(133,621,776)
Distributions to shareholders from
Net investment income and net realized gains
Class A		0		(77,771,985)
Class C		0		(2,125,424)
Administrator Class		0		(1,410,630)
Institutional Class		0		(6,753,501)
Total distributions to shareholders		0		(88,061,540)
Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	920,920	9,278,823	852,022	8,699,357
Class C	75,380	354,165	61,306	290,149
Administrator Class	97,107	970,367	83,471	914,122
Institutional Class	345,876	3,893,797	348,109	3,826,959
		14,497,152		13,730,587
Reinvestment of distributions
Class A	0	0	8,944,591	74,508,445
Class C	0	0	549,256	2,120,127
Administrator Class	0	0	158,499	1,390,039
Institutional Class	0	0	741,739	6,690,485
		0		84,709,096
Payment for shares redeemed
Class A	(5,027,609)	(50,794,826)	(5,446,007)	(54,863,931)
Class C	(458,289)	(2,079,586)	(452,426)	(2,496,526)
Administrator Class	(590,318)	(5,682,812)	(245,670)	(2,560,384)
Institutional Class	(929,837)	(9,892,255)	(2,392,279)	(26,303,223)
		(68,449,479)		(86,224,064)
Net increase (decrease) in net assets resulting from capital share transactions		(53,952,327)		12,215,619
Total increase (decrease) in net assets		55,028,336		(209,467,697)
Net assets
Beginning of period		403,500,532		612,968,229
End of period		$458,528,868		$403,500,532
The accompanying notes are an integral part of these financial statements.
16 | Allspring Discovery Innovation Fund

Financial highlights
Financial highlights

(For a share outstanding throughout each period)

	Year ended March 31
Class A	2024	2023	2022	2021	2020
Net asset value, beginning of period	$8.96	$14.58	$18.55	$12.08	$13.33
Net investment loss	(0.07)[1]	(0.09)[1]	(0.19)[1]	(0.16)	(0.11)
Net realized and unrealized gains (losses) on investments	2.69	(3.21)	1.04	9.44	(0.01)
Total from investment operations	2.62	(3.30)	0.85	9.28	(0.12)
Distributions to shareholders from
Net realized gains	0.00	(2.32)	(4.82)	(2.81)	(1.13)
Net asset value, end of period	$11.58	$8.96	$14.58	$18.55	$12.08
Total return[2]	29.24%	(21.42)%	1.26%	77.67%	(1.31)%
Ratios to average net assets (annualized)
Gross expenses	1.30%	1.34%	1.34%	1.35%	1.39%
Net expenses	1.19%	1.25%	1.33%	1.34%	1.37%
Net investment loss	(0.70)%	(0.81)%	(1.02)%	(0.98)%	(0.80)%
Supplemental data
Portfolio turnover rate	75%	117%	93%	146%	149%
Net assets, end of period (000s omitted)	$421,217	$362,754	$526,555	$575,422	$344,949

[1]	Calculated based upon average shares outstanding
[2]	Total return calculations do not include any sales charges.
The accompanying notes are an integral part of these financial statements.
Allspring Discovery Innovation Fund | 17

Financial highlights

(For a share outstanding throughout each period)

	Year ended March 31
Class C	2024	2023	2022	2021	2020
Net asset value, beginning of period	$4.14	$8.51	$12.64	$8.80	$10.09
Net investment loss	(0.07)[1]	(0.09)[1]	(0.21)[1]	(0.17)	(0.16)[1]
Net realized and unrealized gains (losses) on investments	1.24	(1.96)	0.90	6.82	(0.00)[2]
Total from investment operations	1.17	(2.05)	0.69	6.65	(0.16)
Distributions to shareholders from
Net realized gains	0.00	(2.32)	(4.82)	(2.81)	(1.13)
Net asset value, end of period	$5.31	$4.14	$8.51	$12.64	$8.80
Total return[3]	28.26%	(22.09)%	0.51%	76.67%	(2.15)%
Ratios to average net assets (annualized)
Gross expenses	2.05%	2.08%	2.09%	2.10%	2.14%
Net expenses	1.97%	2.02%	2.09%	2.10%	2.13%
Net investment loss	(1.49)%	(1.57)%	(1.79)%	(1.75)%	(1.57)%
Supplemental data
Portfolio turnover rate	75%	117%	93%	146%	149%
Net assets, end of period (000s omitted)	$4,941	$5,441	$9,822	$12,017	$8,035

[1]	Calculated based upon average shares outstanding
[2]	Amount is more than $(0.005).
[3]	Total return calculations do not include any sales charges.
The accompanying notes are an integral part of these financial statements.
18 | Allspring Discovery Innovation Fund

Financial highlights

(For a share outstanding throughout each period)

	Year ended March 31
Administrator Class	2024	2023	2022	2021	2020
Net asset value, beginning of period	$9.44	$15.17	$19.13	$12.40	$13.65
Net investment loss	(0.07)[1]	(0.08)[1]	(0.18)[1]	(0.16)	(0.10)[1]
Net realized and unrealized gains (losses) on investments	2.83	(3.33)	1.04	9.70	(0.02)
Total from investment operations	2.76	(3.41)	0.86	9.54	(0.12)
Distributions to shareholders from
Net realized gains	0.00	(2.32)	(4.82)	(2.81)	(1.13)
Net asset value, end of period	$12.20	$9.44	$15.17	$19.13	$12.40
Total return	29.24%	(21.30)%	1.28%	77.92%	(1.28)%
Ratios to average net assets (annualized)
Gross expenses	1.23%	1.26%	1.27%	1.27%	1.31%
Net expenses	1.15%	1.19%	1.26%	1.27%	1.28%
Net investment loss	(0.74)%	(0.74)%	(0.95)%	(0.91)%	(0.71)%
Supplemental data
Portfolio turnover rate	75%	117%	93%	146%	149%
Net assets, end of period (000s omitted)	$2,134	$6,305	$10,192	$9,636	$11,873

[1]	Calculated based upon average shares outstanding
The accompanying notes are an integral part of these financial statements.
Allspring Discovery Innovation Fund | 19

Financial highlights

(For a share outstanding throughout each period)

	Year ended March 31
Institutional Class	2024	2023	2022	2021	2020
Net asset value, beginning of period	$9.71	$15.48	$19.39	$12.51	$13.73
Net investment loss	(0.04)[1]	(0.06)[1]	(0.13)	(0.12)	(0.07)
Net realized and unrealized gains (losses) on investments	2.92	(3.39)	1.04	9.81	(0.02)
Total from investment operations	2.88	(3.45)	0.91	9.69	(0.09)
Distributions to shareholders from
Net realized gains	0.00	(2.32)	(4.82)	(2.81)	(1.13)
Net asset value, end of period	$12.59	$9.71	$15.48	$19.39	$12.51
Total return	29.66%	(21.13)%	1.53%	78.30%	(1.05)%
Ratios to average net assets (annualized)
Gross expenses	0.98%	1.01%	1.01%	1.02%	1.06%
Net expenses	0.90%	0.95%	1.01%	1.02%	1.03%
Net investment loss	(0.41)%	(0.50)%	(0.71)%	(0.66)%	(0.47)%
Supplemental data
Portfolio turnover rate	75%	117%	93%	146%	149%
Net assets, end of period (000s omitted)	$30,237	$29,001	$66,399	$85,664	$48,504

[1]	Calculated based upon average shares outstanding
The accompanying notes are an integral part of these financial statements.
20 | Allspring Discovery Innovation Fund

Notes to financial statements
Notes to financial statements
1.
ORGANIZATION
Allspring Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Allspring Discovery Innovation Fund (the “Fund”) which is a non-diversified series of the Trust.
2.
SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
Securities valuation
All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.
Equity securities and exchange-traded funds that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price.
Investments in registered open-end investment companies (other than those listed on a foreign or domestic exchange or market) are valued at net asset value.
Investments which are not valued using the methods discussed above are valued at their fair value, as determined in good faith by Allspring Funds Management, LLC (“Allspring Funds Management”), which was named the valuation designee by the Board of Trustees. As the valuation designee, Allspring Funds Management is responsible for day-to-day valuation activities for the Allspring Funds. In connection with these responsibilities, Allspring Funds Management has established a Valuation Committee and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities. On a quarterly basis, the Board of Trustees receives reports of valuation actions taken by the Valuation Committee. On at least an annual basis, the Board of Trustees receives an assessment of the adequacy and effectiveness of Allspring Funds Management’s process for determining the fair value of the portfolio of investments.
Foreign currency translation
The accounting records of the Fund are maintained in U.S. dollars. The values of other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at  rates provided by an independent foreign currency pricing source at a time each business day specified by the Valuation Committee. Purchases and sales of securities, and income and expenses are converted at the rate of exchange on the respective dates of such transactions. Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities resulting from changes in exchange rates. The changes in net assets arising from changes in exchange rates of securities and the changes in net assets resulting from changes in market prices of securities are not separately presented. Such changes are included in net realized and unrealized gains or losses from investments.
Security transactions and income recognition
Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.
Dividend income is recognized on the ex-dividend date. Dividend income is recorded net of foreign taxes withheld where recovery of such taxes is not assured.
Interest earned on cash balances held at the custodian is recorded as interest income.
Distributions received from REIT investments may be characterized as ordinary income, capital gains, or a return of capital to the Fund based on information provided by the REIT. The proper characterization of REIT distributions is generally not known until after the end of each calendar year. As such, estimates may be used in reporting the character of income and distributions for financial statement purposes.
Distributions to shareholders
Distributions to shareholders from net investment income and any net realized gains are recorded on the ex-dividend date and paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.
Allspring Discovery Innovation Fund | 21

Notes to financial statements
Federal and other taxes
The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable  income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.
The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s  tax positions taken on federal, state, and foreign tax returns, as applicable, for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.
As of March 31, 2024, the aggregate cost of all investments for federal income tax purposes was $352,100,566 and the unrealized gains (losses) consisted of:
Gross unrealized gains	$107,512,127
Gross unrealized losses	(451,770)
Net unrealized gains	$107,060,357
Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share.  At March 31, 2024, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:
Paid-in capital	Total distributable earnings
$(3,147,987)	$3,147,987
As of March 31, 2024, the  Fund had a qualified late-year ordinary loss of $501,441 which will be recognized on the first day of the following fiscal year.
Class allocations
The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common fund-level expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.
3.
FAIR VALUATION MEASUREMENTS
Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:
•Level 1—quoted prices in active markets for identical securities
•Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.
22 | Allspring Discovery Innovation Fund

Notes to financial statements
The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of March 31, 2024:
	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:
Common stocks
Communication services	$13,930,727	$0	$0	$13,930,727
Consumer discretionary	40,935,929	0	0	40,935,929
Energy	13,585,110	0	0	13,585,110
Financials	74,956,410	0	0	74,956,410
Health care	52,155,008	0	0	52,155,008
Industrials	78,080,299	0	0	78,080,299
Information technology	163,073,671	0	0	163,073,671
Real estate	12,708,547	0	0	12,708,547
Short-term investments
Investment companies	9,735,222	0	0	9,735,222
Total assets	$459,160,923	$0	$0	$459,160,923
Additional sector, industry or geographic detail, if any, is included in the Portfolio of Investments.
At March 31, 2024, the Fund did not have any transfers into/out of Level 3.
4.
TRANSACTIONS WITH AFFILIATES
Management fee
Allspring Funds Management, a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P., is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Allspring Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser and providing fund-level administrative services in connection with the Fund’s operations. As compensation for its services under the investment management agreement, Allspring Funds Management is entitled to receive a management fee at the following annual rate based on the Fund’s average daily net assets:
Average daily net assets	Management fee
First $500 million	0.800%
Next $500 million	0.750
Next $1 billion	0.700
Next $2 billion	0.675
Next $1 billion	0.650
Next $3 billion	0.640
Next $2 billion	0.615
Next $2 billion	0.605
Next $4 billion	0.580
Over $16 billion	0.555
For the year ended March 31, 2024, the management fee was equivalent to an annual rate of 0.80% of the Fund’s average daily net assets.
Allspring Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Allspring Funds Management. Allspring Global Investments, LLC, an affiliate of Allspring Funds Management and a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, is the subadviser to the Fund and is entitled to receive a fee from Allspring Funds Management at an annual rate starting at 0.45% and declining to 0.30% as the average daily net assets of the Fund increase.
Administration fees
Under a class-level administration agreement, Allspring Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As
Allspring Discovery Innovation Fund | 23

Notes to financial statements
compensation for its services under the class-level administration agreement, Allspring Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:
Class-level administration fee
Class A	0.20%
Class C	0.20
Administrator Class	0.13
Institutional Class	0.13
Prior to June 30, 2023, the class-level administration fee for Class A and Class C was 0.21% of its respective average daily net assets.
Waivers and/or expense reimbursements
Allspring Funds Management has contractually committed to waive and/or reimburse management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Allspring Funds Management will waive fees and/or reimburse expenses from fund-level expenses on a proportionate basis and then from class specific expenses. When only certain classes exceed their expense caps, waivers and/or reimbursements are applied against class specific expenses before fund-level expenses. Allspring Funds Management has contractually committed through July 31, 2024 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. As of March 31, 2024, the contractual caps are as follows:

EXPENSE RATIO CAPS
Class A	1.22%
Class C	1.97
Administrator Class	1.15
Institutional Class	0.90
Prior to June 30, 2023, the Fund’s expenses were capped at 1.23% for Class A shares and 1.98% for Class C shares.
Distribution fee
The Trust has adopted a distribution plan for Class C shares pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Class C shares and paid to Allspring Funds Distributor, LLC (“Allspring Funds Distributor”), the principal underwriter, an affiliate of Allspring Funds Management, at an annual rate up to 0.75% of the average daily net assets of Class C shares.
In addition, Allspring Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Allspring Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the year ended March 31, 2024, Allspring Funds Distributor received $3,741 from the sale of Class A shares. No contingent deferred sales charges were incurred by Class A and Class C shares for the year ended March 31, 2024.
Shareholder servicing fees
The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C, and Administrator Class are charged a fee at an annual rate up to 0.25% of the average daily net assets of each respective class. A portion of these total shareholder servicing fees were paid to affiliates of the Fund.
Interfund transactions
The Fund may purchase or sell portfolio investment securities to certain affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices. Pursuant to these procedures, the Fund did not have any interfund transactions during the year ended March 31, 2024.
5.
INVESTMENT PORTFOLIO TRANSACTIONS
Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended March 31, 2024 were $313,390,259 and $370,787,229, respectively.
6.
BANK BORROWINGS
The Trust (excluding the money market funds), Allspring Master Trust and Allspring Variable Trust are parties to a $350,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption
24 | Allspring Discovery Innovation Fund

Notes to financial statements
requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate or the overnight bank funding rate in effect on that day plus a spread. In addition, an annual commitment fee based on the unused balance is allocated to each participating fund.
For the year ended March 31, 2024, there were no borrowings by the Fund under the agreement.
7.
DISTRIBUTIONS TO SHAREHOLDERS
The tax character of distributions paid during the years ended March 31, 2024 and March 31, 2023 were as follows:
	Year ended March 31
	2024	2023
Long-term capital gain	$0	$88,061,540
As of March 31, 2024, the components of distributable earnings on a tax basis were as follows:
Undistributed long-term gain	Unrealized gains	Late-year ordinary losses deferred
$33,783,663	$107,058,706	$(501,441)
8.
CONCENTRATION  RISKS
The Fund concentrated its portfolio of investments in the information technology sector. A fund that invests a substantial portion of its assets in any sector may be more affected by changes in that sector than would be a fund whose investments are not heavily weighted in any sector.
9.
INDEMNIFICATION
Under the Fund’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Fund. The Fund has entered into a separate agreement with each Trustee that converts indemnification rights currently existing under the Fund’s organizational documents into contractual rights that cannot be changed in the future without the consent of the Trustee. Additionally, in the normal course of business, the Fund may enter into contracts with service providers that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.
Allspring Discovery Innovation Fund | 25

Report of independent registered public accounting firm
To the Shareholders of the Fund and Board of Trustees
Allspring Funds Trust:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Allspring Discovery Innovation Fund (the Fund), one of the funds constituting Allspring Funds Trust, including the portfolio of investments, as of March 31, 2024, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of March 31, 2024, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of March 31, 2024, by correspondence with the custodian and transfer agent. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have not been able to determine the specific year that we began serving as the auditor of one or more Allspring Funds investment companies; however, we are aware that we have served as the auditor of one or more Allspring Funds investment companies since at least 1955.
Boston, Massachusetts
May 23, 2024
26 | Allspring Discovery Innovation Fund

Other information (unaudited)
Other information
Tax information
Proxy voting information
A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-866-259-3305, visiting our website at allspringglobal.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at allspringglobal.com or by visiting the SEC website at sec.gov.
Quarterly portfolio holdings information
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the SEC website at sec.gov.

Allspring Discovery Innovation Fund | 27

Other information (unaudited)
Board of trustees and officers
Each of the Trustees and Officers listed in the table below acts in identical capacities for each fund in the Allspring family of funds, which consists of 100 mutual funds comprising the Allspring Funds Trust, Allspring Variable Trust, Allspring Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information†. The mailing address of each Trustee and Officer is 1415 Vantage Park Drive, 3rd Floor, Charlotte, NC 28203. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.
Independent Trustees
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015
Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong
Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of
Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International
Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life
Insurance Company. Serves on the Investment Company Institute’s Board of Governors since
2022 and Executive Committee since 2023 as well as the Vice Chairman of the Governing Council of the Independent Directors Council since 2023. Audit Committee Chair and Investment
Committee Chair of the Vincent Memorial Hospital Foundation (non-profit organization). Mr.
Ebsworth is a CFA charterholder.
N/A
Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since January 2018#
Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning
Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens &
Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead
Independent Director and chair of the Audit Committee. Board member of the Russell Exchange
Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is also an inactive Chartered Financial Analyst.
N/A
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009; Audit Committee Chair, since 2019
Retired. Member of the Advisory Board of CEF of East Central Florida. Chairman of the Board of
CIGNA Corporation from 2009 to 2021, and Director from 2005 to 2008. From 2003 to 2011,
Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and
Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to
2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the
Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory board of
Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Advisory Board Member, Fellowship of Christian Athletes. Mr. Harris is a certified public accountant (inactive status).
N/A
David F. Larcker (Born 1950)	Trustee, since 2009
Distinguished Visiting Fellow at the Hoover Institution since 2022. James Irvin Miller Professor of
Accounting at the Graduate School of Business (Emeritus), Stanford University, Director of the
Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate
Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of
Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The
Wharton School, University of Pennsylvania from 1985 to 2005.
N/A
Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chair, since 2018
International Foundation of Employee Benefit Plans Professor since 1993, Wharton School of the
University of Pennsylvania. Director of Wharton’s Pension Research Council and Boettner Center
on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic
Research. Previously taught at Cornell University from 1978 to 1993.
N/A
* Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.
#  Ms. Freeman will serve as Chair Liaison through June 2024, at which time Ms. Wheelock will assume the role.
†
The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at allspringglobal.com.

28 | Allspring Discovery Innovation Fund

Other information (unaudited)
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Timothy J. Penny (Born 1951)	Trustee, since 1996; Chair, since 2018
President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Vice Chair of the Economic Club of Minnesota, since 2007. Co-Chair of the Committee for a Responsible Federal Budget, since 1995. Member of the Board of Trustees of
NorthStar Education Finance, Inc., a non-profit organization, from 2007-2022. Senior Fellow of the University of Minnesota Humphrey Institute from 1995 to 2017.
N/A
James G. Polisson (Born 1959)	Trustee, since 2018
Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to
2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell
Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays
Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays
Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-
profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of
Columbia Bar Associations.
N/A
Pamela Wheelock (Born 1959)	Trustee, since January 2020; previously Trustee from January 2018 to July 2019#
Retired. Executive and Senior Financial leadership positions in the public, private and nonprofit sectors. Interim President and CEO, McKnight Foundation, 2020. Interim Commissioner,
Minnesota Department of Human Services, 2019. Chief Operating Officer, Twin Cities Habitat for
Humanity, 2017-2019. Vice President for University Services, University of Minnesota, 2012-
2016. Interim President and CEO, Blue Cross and Blue Shield of Minnesota, 2011-2012. Executive
Vice-President and Chief Financial Officer, Minnesota Wild, 2002-2008. Commissioner,
Minnesota Department of Finance, 1999-2002. Chair of the Board of Directors of Destination
Medical Center Corporation. Board member of the Minnesota Wild Foundation.
N/A
* Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.
# Ms. Freeman will serve as Chair Liaison through June 2024, at which time Ms. Wheelock will assume the role.

Allspring Discovery Innovation Fund | 29

Other information (unaudited)
Officers1
Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen (Born 1960)	President, since 2017
President and Chief Executive Officer of Allspring Funds Management, LLC since 2017 and Head of Global Fund
Governance of Allspring Global Investments since 2022. Prior thereto, co-president of Galliard Capital
Management, LLC, an affiliate of Allspring Funds Management, LLC, from 2019 to 2022 and Head of Affiliated
Managers, Allspring Global Investments, from 2014 to 2019 and Executive Vice President responsible for marketing, investments and product development for Allspring Funds Management, LLC, from 2009 to 2014.

Jeremy DePalma (Born 1974)	Treasurer, since 2012 (for certain funds in the Fund Complex); since 2021 (for the remaining funds in the Complex)
Senior Vice President of Allspring Funds Management, LLC since 2009. Senior Vice President of Evergreen
Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

Christopher Baker (Born 1976)	Chief Compliance Officer, since 2022
Global Chief Compliance Officer for Allspring Global Investments since 2022. Prior thereto, Chief Compliance
Officer for State Street Global Advisors from 2018 to 2021. Senior Compliance Officer for the State Street divisions of Alternative Investment Solutions, Sector Solutions, and Global Marketing from 2015 to 2018. From 2010 to 2015
Vice President, Global Head of Investment and Marketing Compliance for State Street Global Advisors.

Matthew Prasse (Born 1983)	Chief Legal Officer, since 2022; Secretary, since 2021
Senior Counsel of the Allspring Legal Department since 2021. Senior Counsel of the Wells Fargo Legal Department
from 2018 to 2021. Previously, Counsel for Barings LLC from 2015 to 2018. Prior to joining Barings, Associate at
Morgan, Lewis & Bockius LLP from 2008 to 2015.

1 For those Officers with tenures at Allspring Global Investments and/or Allspring Funds Management, LLC that began prior to 2021, such tenures include years of service during which these businesses/entities were known as Wells Fargo Asset Management and Wells Fargo Funds Management, LLC, respectively.

30 | Allspring Discovery Innovation Fund

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For more information
More information about Allspring Funds is available free upon request. To obtain literature, please write, visit the Fund’s website, or call:
Allspring Funds
P.O. Box 219967
Kansas City, MO 64121-9967
Website: allspringglobal.com
Individual investors: 1-800-222-8222
Retail investment professionals: 1-888-877-9275
Institutional investment professionals: 1-800-260-5969

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at allspringglobal.com. Read the prospectus carefully before you invest or send money.
Allspring Global InvestmentsTM is the trade name for the asset management firms of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P. These firms include but are not limited to Allspring Global Investments, LLC, and Allspring Funds Management, LLC. Certain products managed by Allspring entities are distributed by Allspring Funds Distributor, LLC (a broker-dealer and Member FINRA/SIPC).
This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind - including a recommendation for any specific investment, strategy, or plan.
© 2024 Allspring Global Investments Holdings, LLC. All rights reserved.
ALL-04012024-qnxabqpx 05-24
AR1600 03-24

Allspring Discovery Small Cap Growth Fund
Annual Report
March 31, 2024

The views expressed and any forward-looking statements are as of March 31, 2024, unless otherwise noted, and are those of the Fund’s portfolio managers and/or Allspring Global Investments. Discussions of individual securities or the markets generally are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Allspring Global Investments disclaims any obligation to publicly update or revise any views expressed or forward-looking statements.
Allspring Discovery Small Cap Growth Fund | 1

Letter to shareholders (unaudited)

Andrew Owen
President
Allspring Funds
Dear Shareholder:
We are pleased to offer you this annual report for the Allspring Discovery Small Cap Growth Fund for the 12-month period that ended March 31, 2024. Globally, stocks and bonds experienced high levels of volatility but had broadly positive performance for the period. The market was focused on persistently high inflation and the impact of ongoing aggressive central bank rate hikes. Riskier assets rallied in 2023 as investors anticipated an end to the tight monetary policy.
For the period, U.S. stocks, based on the S&P 500 Index,1 gained 29.88%. International stocks, as measured by the MSCI ACWI ex USA Index (Net),2 returned 13.26%, while the MSCI EM Index (Net) (USD)3 advanced 8.15%. Among bond indexes, the Bloomberg U.S. Aggregate Bond Index4 returned 1.70%, the Bloomberg Global Aggregate ex-USD Index (unhedged)5 returned -0.71%, the Bloomberg Municipal Bond Index6 gained 3.13%, and the ICE BofA U.S. High Yield Index7 returned a more robust 11.04%.
Markets rallied in anticipation of central bank rate cuts.
The period began with stock market gains in April amid banking industry stress after the collapse of Silicon Valley Bank in March sent ripples of concern throughout the banking industry. However, economic data released in April pointed to global resilience, as Purchasing Managers Indexes8 in the U.S., U.K., and eurozone beat expectations and China reported first-quarter annualized economic growth of 4.5%. The U.S. labor market remained strong, with a 3.5% jobless rate and monthly payroll gains above 200,000. However, uncertainty and inflationary concerns weighed on investors in the U.S. and abroad.
May was marked by a divergence between expanding activity in services and an overall contraction in manufacturing activity in the U.S., U.K., and eurozone. Core inflation remained elevated in the U.S. and Europe, despite the ongoing efforts of the Federal Reserve (Fed) and the European Central Bank (ECB), which included rate hikes of 0.25% by both in May. Stubborn inflation and the resilient U.S. labor market led to expectations of further interest rate hikes, overall monthly declines across bond indexes, and mixed results for stocks in May. Investor worries over a U.S. debt ceiling impasse were modest, and market confidence was buoyed by a deal in late May to avert a potential U.S. debt default.
1
The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.
2
The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the U.S. Source:  MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.
3
The MSCI Emerging Markets (EM) Index (Net) (USD) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of emerging markets. You cannot invest directly in an index.
4
The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S.-dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.
5
The Bloomberg Global Aggregate ex-USD Index (unhedged) is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S.-dollar-denominated debt market. You cannot invest directly in an index.
6
The Bloomberg Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.
7
The ICE BofA U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high yield bonds. The index tracks the performance of high yield securities traded in the U.S. bond market. Returns shown are net of transaction costs beginning on July 1, 2022. You cannot invest directly in an index. Copyright 2024. ICE Data Indices, LLC. All rights reserved.
8
The Purchasing Managers Index (PMI) is an index of the prevailing direction of economic trends in the manufacturing and service sectors. You cannot invest directly in an index.
2 | Allspring Discovery Small Cap Growth Fund

Letter to shareholders (unaudited)
“ June featured the Fed’s first pause on interest rate hikes since March 2022, when it began its aggressive campaign to rein in inflation. ”
June featured the Fed’s first pause on interest rate hikes since March 2022, when it began its aggressive campaign to rein in inflation. However, the Core Consumer Price Index (CPI)1, while continuing to decline, remained stubbornly high in June at 4.8%, well above the Fed’s 2.0% target rate. With the U.S. unemployment rate still at 3.6%, near a historical low, and U.S. payrolls growing in June for the 30th consecutive month, expectations of more Fed rate hikes were reinforced. However, U.S. and global stocks had strong returns in June.
July was a good month for stocks. However, bonds had more muted but positive monthly returns overall. Riskier sectors and regions tended to do well, as investors grew more optimistic regarding economic prospects. With strong second-quarter gross domestic product (GDP) growth—initially estimated at 2.4%—and U.S. annual inflation easing steadily to 3.2% in July, hopes for a soft economic landing grew. The Fed, the ECB, and the Bank of England all raised their respective key interest rates by 0.25% in July. Speculation grew that the Fed could be very close to the end of its tightening cycle. Meanwhile, China’s economy showed signs of stagnation, renewing concerns of global fallout.
Stocks retreated in August while monthly bond returns were flat overall. Increased global market volatility reflected unease over the Chinese property market being stressed along with weak Chinese economic data. On a more positive note, speculation grew over a possible end to the Fed’s campaign of interest rate increases or at least a pause in September. U.S. economic data generally remained solid, with resilient job market data and inflation ticking up slightly in August. Although the annual CPI2 rose 3.7%, the three-month trend for Core CPI stood at a more encouraging annualized 2.4%
Stocks and bonds both had negative overall returns in September as investors were disappointed by the Fed’s reluctance to lower interest rates until it knows it has vanquished persistently high inflation. As of September, the two primary gauges of U.S. inflation—the annual Core Personal Consumption Expenditures Price Index3 and the CPI—both stood at roughly 4%, twice as high as the Fed’s oft-stated 2% target. The month ended with the prospect of yet another U.S. government shutdown averted at least temporarily but looming later in the year.
October was a tough month for stocks and bonds. Key global and domestic indexes were pushed down by rising geopolitical tensions—particularly the Israel-Hamas conflict—and concerns over the Fed’s “higher for longer” monetary policy. The U.S. 10-year Treasury yield rose above 5% for the first time since 2007. Commodity prices did well as oil prices rallied in response to the prospect of oil supply disruptions from the Middle East. U.S. annualized third quarter GDP was estimated at a healthier-than-anticipated 4.9%. China’s GDP indicated surprisingly strong industrial production and retail sales, offset by ongoing weakness in its real estate sector.
In November, the market mood turned positive as cooling inflation inspired confidence that central banks could hold off on further rate hikes. Overall annual inflation in the U.S. fell to 3.1% in November while 12-month inflation in the U.K. and eurozone eased to 4.6% and 2.4%, respectively—far below their peak levels of mid-2022. Third quarter annualized U.S. GDP growth was raised to an estimated 5.2% while U.S. job totals rose by close to 200,000 in November, indicating a slight cooling of the labor market. All of this fresh evidence added to confidence for a U.S. soft economic landing, leading to a more buoyant mood heading into winter.
1
The Core Consumer Price Index (CPI) is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services excluding energy and food prices. You cannot invest directly in an index.
2
The CPI is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services. You cannot invest directly in an index.
3
The Core Personal Consumption Expenditures Price Index (PCE) is a measure of prices that people living in the United States, or those buying on their behalf, pay for goods and services. It’s sometimes called the core PCE price index, because two categories that can have price swings – food and energy - are left out to make underlying inflation easier to see. You cannot invest directly in an index.
Allspring Discovery Small Cap Growth Fund | 3

Letter to shareholders (unaudited)
The broad year-end rally among stocks and bonds that began in November continued through December as investors became more confident that monetary policy would ease in 2024. Supporting the bubbly market mood were a series of reports confirming lower inflationary trends in the U.S. and Europe. During the period, it appeared more likely that the U.S. economy could achieve a soft landing, cooling enough to lower inflation without the pain of a recession. However, by year-end, an expectations gap developed. Capital markets priced in a total of 1.50 percentage points in federal funds rate cuts in 2024—twice as much as the three cuts of 0.25% hinted at by Fed officials.
Financial market performance was mixed in January 2024 as U.S. stocks had modest gains while non-U.S. equities, particularly those in emerging markets, and fixed income assets were held back by central bank pushback on market optimism over rate cuts. Overall, optimism was supported by indications of a soft landing for the U.S. economy. Key data included a surprisingly strong gain of 353,000 jobs in January, an unemployment rate of just 3.7% and a rise of just 3.1% in the CPI in January. However, that resilience helped tone down expectations of a rate cut in March to a more likely second quarter move.
In February, stocks were supported by positive economic data and strong corporate earnings. However, fixed income investments were under pressure as resilient inflation led to lowered expectations on the timing of interest rate cuts. The S&P 500 Index had solid monthly gains along with emerging market equities, which benefited from a rebound in China.
The first quarter of 2024 closed with ongoing stock market momentum and a more muted sense of confidence in fixed income markets as investors adjusted to the prospect of greater-than-expected economic strength. The flip side of that is that expectations on the timing of a long-anticipated initial Fed rate cut were pushed back from March to June and then beyond. Additionally, the number of quarter-point rate cuts forecast by the market fell from six as projected in December 2023 to two to three cuts by fiscal period-end.
Don’t let short-term uncertainty derail long-term investment goals.
Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Allspring Funds offers a wide variety of mutual funds spanning many asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.
Thank you for choosing to invest with Allspring Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.
Sincerely,

Andrew Owen
President
Allspring Funds
“ The first quarter of 2024 closed with ongoing stock market momentum and a more muted sense of confidence in fixed income markets as investors adjusted to the prospect of greater-than-expected economic strength. ”
For further information about your fund, contact your investment professional, visit our website at allspringglobal.com, or call us directly at 1-800-222-8222.
4 | Allspring Discovery Small Cap Growth Fund

Letter to shareholders (unaudited)

Notice to Shareholders
 Beginning in July 2024, the Fund will be required by the Securities and Exchange Commission to send shareholders a paper copy of a new tailored shareholder report in place of the full shareholder report that you are now receiving. The tailored shareholder report will contain concise information about the Fund, including certain expense and performance information and fund statistics. If you wish to receive this new tailored shareholder report electronically, please follow the instructions on the back cover of this report.

 Other information that is currently included in the shareholder report, such as the Fund’s financial statements, will be available online and upon request, free of charge, in paper or electronic format.

Allspring Discovery Small Cap Growth Fund | 5

Performance highlights (unaudited)
Performance highlights
Investment objective	The Fund seeks long-term capital appreciation.
Manager	Allspring Funds Management, LLC
Subadviser	Allspring Global Investments, LLC
Portfolio managers	Michael T. Smith, CFA, Christopher J. Warner, CFA

Average annual total returns (%) as of March 31, 2024
		Including sales charge			Excluding sales charge			Expense ratios[1] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[2]
Class A (EGWAX)	6-5-1995	4.67	4.64	6.69	11.07	5.88	7.32	1.50	1.22
Class C (EGWCX)	7-30-2010	9.25	5.10	6.70	10.25	5.10	6.70	2.25	1.97
Class R6 (EGWRX)[3]	5-29-2020	–	–	–	11.59	6.31	7.73	1.08	0.80
Administrator Class (EGWDX)	7-30-2010	–	–	–	11.23	6.26	7.61	1.43	1.15
Institutional Class (EGRYX)	11-19-1997	–	–	–	11.50	6.23	7.69	1.18	0.90
Russell 2000® Growth Index[4]	–	–	–	–	20.35	7.38	7.89	–	–
Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, allspringglobal.com.
Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.
For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Class R6, Administrator Class and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

[1]
Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the Financial Highlights of this report.

[2]
The manager has contractually committed through July 31, 2024, to waive fees and/or reimburse expenses to the extent necessary to cap total annual fund operating expenses after fee waivers at 1.22% for Class A, 1.97% for Class C, 0.80% for Class R6, 1.15% for Administrator Class and 0.90% for Institutional Class. Brokerage
commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense caps. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees.
Without these caps, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.

[3]
Historical performance shown for the Class R6 shares prior to their inception reflects the performance of the Institutional Class shares, and includes the higher expenses applicable to the Institutional Class shares. If these expenses had not been included, returns for the Class R6 shares would be higher.

[4]	The Russell 2000® Growth Index measures the performance of those Russell 2000 companies with higher price/book ratios and higher forecasted growth values. You cannot invest directly in an index.
Investing involves risk, including the possible loss of principal. Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Smaller company stocks tend to be more volatile and less liquid than those of larger companies. Consult the Fund’s prospectus for additional information on these and other risks.

CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

6 | Allspring Discovery Small Cap Growth Fund

Performance highlights (unaudited)

Growth of $10,000 investment as of March 31, 2024[1]

[1]
The chart compares the performance of Class A shares for the most recent ten years with the Russell 2000® Growth Index. The chart assumes a hypothetical investment of
$10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

Allspring Discovery Small Cap Growth Fund | 7

Performance highlights (unaudited)
MANAGER’S DISCUSSION
Fund highlights
•The Fund underperformed its benchmark, the Russell 2000® Growth Index, for the 12-month period that ended March 31, 2024.
•Security selection within the information technology (IT) and real estate sectors detracted from performance. Particularly, the lack of exposure to Super Micro Computers, Inc., which is now a large-cap stock, detracted significantly from returns.
•Holdings within the consumer discretionary sector, along with select industrials positions, contributed to the Fund’s performance.
Concentrated bull market
The year started with high inflation and financial tightening producing a resounding call for a recession. These fears, however, would ultimately be quelled by strong labor markets, declining inflation metrics, and resilient consumer spending. This translated to positive earnings surprises and a bull market for U.S. equities during the trailing 12-month period that ended March 31, 2024. Most notably, companies connected to artificial intelligence (AI) and new drug treatments for obesity garnered significant attention and saw their valuations soar. For much of the year, the “Magnificent 7” stocks substantially outperformed the rest of the U.S. equity universe, boosting returns in large-cap indexes while policy uncertainty deterred sentiment for small-cap stocks. With the cost of capital staying at elevated levels, market sentiment shifted from ‘growth at any cost’ to placing a higher premium on business quality and profitability. As growth slowed for two of the Magnificent 7 companies later in the period, market leadership modestly broadened out with small and mid caps narrowing the performance gap relative to the mega caps.
Stock selection within IT and real estate weighed on the Fund’s performance.
Keywords Studios PLC (KWS.GB) provides technology-enabled solutions to the video game and entertainment industries. Over the course of the past year, Keywords missed revenue expectations in part due to the writer strikes within the U.S. entertainment industry, as well as foreign exchange headwinds. The increased focus on AI also created some concern as the technology is being leveraged in content creation in lieu of outsourcing to companies such as Keywords. With the macro environment becoming increasingly challenged for Keywords, we exited the position for higher conviction ideas.
Shares of Rexford Industrial Realty, Inc. (REXR) did not keep up during the market rally. Over the past year, a tick up in industrial warehouse vacancies and higher carrying costs decelerated growth within net operating income, a key metric for real estate properties. While growth has slowed in the near term, the company has attractive occupancy rates and successfully repriced leases upward during the past year. Additionally, Rexford operates solely in Southern California, where regulations restrict the buildout of new industrial spaces. With a scarcity of growth in industrial warehouses, we believe the lull within Rexford’s share price is temporary.

Ten largest holdings (%) as of March 31, 2024[1]
Casella Waste Systems, Inc. Class A	3.00
Applied Industrial Technologies, Inc.	2.63
Tetra Tech, Inc.	2.59
HealthEquity, Inc.	2.37
CCC Intelligent Solutions Holdings, Inc.	2.09
Morningstar, Inc.	2.06
Novanta, Inc.	2.03
SiteOne Landscape Supply, Inc.	2.01
Vertiv Holdings Co.	1.99
AAON, Inc.	1.99

[1]	Figures represent the percentage of the Fund’s net assets. Holdings are subject to change and may have changed since the date specified.
Holdings within the consumer discretionary sector, along with select industrials positions, contributed to the Fund’s performance.
A contributor within consumer discretionary, Wingstop, Inc. (WING), operates a global casual restaurant chain specializing in chicken wings and sauces. During the year, Wingstop reported industry-leading same-store sales growth, driven primarily by increased traffic and a shift to national advertising campaigns. Additionally, the company’s expanded menu provided an avenue to renegotiate pricing with distributors, driving down input costs. With exceptional unit economics, Wingstop is well positioned for superior growth within the vast and highly fragmented restaurant industry.
Within industrials, Vertiv Holdings Corp. (VRT) manufactures and designs cooling and power solutions for datacenters. The rapid transition to AI has accelerated demand for Vertiv’s thermal management products that integrate liquid cooling systems for server racks as well as air cooling for facilities. Additionally, Vertiv provides power backup systems that help improve datacenter energy efficiency. Vertiv sharply exceeded revenue expectations due to increased sales and improved productivity. In early 2023, Vertiv brought on an experienced CEO, who restructured the pricing model and reduced capital expenditures, transforming Vertiv into a cash-flow-positive business. With infrastructure spending on datacenters expected to grow significantly in the coming years, Vertiv is facilitating the massive shift to AI.

8 | Allspring Discovery Small Cap Growth Fund

Performance highlights (unaudited)
Sector allocation as of March 31, 2024[1]

[1]	Figures represent the percentage of the Fund’s long-term investments. Allocations are subject to change and may have changed since the date specified.
Favorable backdrop for growth investing
We anticipate 2024 will have pockets of volatility as expectations reset for high-flying companies and the nation grapples with political uncertainty. While U.S. consumers have proven resilient thus far, there are whispers of softening within discretionary spending. As the economy likely settles into a slow pace of expansion, there will be a scarcity premium assigned to companies with sustainable earnings growth. This is a favorable backdrop for growth stocks, which historically tended to outperform in periods of slow economic growth.
Our strategy for navigating this environment is to be balanced and highly selective. We are placing a priority on companies with profitable business models, free-cash-flow generation, and strong management execution.
We think there are exciting opportunities in small- and mid-cap growth stocks, which still trade at compelling relative valuations to large caps. Should the economy avoid a sharp downturn, there is considerable upside in small and mid-size companies on the other side of a recovery. More importantly, after a long period of hyperfocus on monetary policy, we are encouraged to see investors become more discerning toward company fundamentals. When it comes to compounding wealth, investors are realizing that profits may matter more than interest rates. This is an encouraging trend that we expect to continue, and we believe it helps set the Fund up for strong future performance.

Allspring Discovery Small Cap Growth Fund | 9

Fund expenses (unaudited)
Fund expenses
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from October 1, 2023 to March 31, 2024.
Actual expenses
The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000= 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.
Hypothetical example for comparison purposes
The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Beginning account value 10-1-2023	Ending account value 3-31-2024	Expenses paid during the period[1]	Annualized net expense ratio
Class A
Actual	$1,000.00	$1,151.52	$6.47	1.21%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.85	$6.07	1.21%
Class C
Actual	$1,000.00	$1,147.71	$10.52	1.97%
Hypothetical (5% return before expenses)	$1,000.00	$1,015.07	$9.87	1.97%
Class R6
Actual	$1,000.00	$1,154.28	$4.29	0.80%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.89	$4.02	0.80%
Administrator Class
Actual	$1,000.00	$1,153.00	$6.16	1.15%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.15	$5.77	1.15%
Institutional Class
Actual	$1,000.00	$1,154.23	$4.82	0.90%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.39	$4.52	0.90%

[1]
Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by 182 divided by 366 (to reflect the one-half-year period).

10 | Allspring Discovery Small Cap Growth Fund

Portfolio of investments—March 31, 2024
Portfolio of investments

	Shares	Value
Common stocks: 97.35%
Communication services: 4.02%
Entertainment: 2.68%
Liberty Media Corp.-Liberty Live Class C†	28,727	$1,258,817
TKO Group Holdings, Inc.	13,058	1,128,342
		2,387,159
Interactive media & services: 1.34%
IAC, Inc.†	22,359	1,192,629
Consumer discretionary: 5.88%
Broadline retail: 1.11%
Global-E Online Ltd.†	27,325	993,264
Hotels, restaurants & leisure: 1.28%
Wingstop, Inc.	3,109	1,139,137
Household durables: 1.28%
Taylor Morrison Home Corp.†	18,336	1,139,949
Leisure products: 1.41%
Games Workshop Group PLC	9,895	1,253,893
Specialty retail: 0.80%
Wayfair, Inc. Class A†	10,451	709,414
Consumer staples: 2.91%
Beverages: 1.62%
Celsius Holdings, Inc.†	17,339	1,437,750
Personal care products: 1.29%
Coty, Inc. Class A†	96,316	1,151,939
Energy: 1.34%
Energy equipment & services: 1.34%
Noble Corp. PLC	24,531	1,189,508
Financials: 5.21%
Capital markets: 2.83%
Morningstar, Inc.	5,949	1,834,493
Sprott, Inc.	18,439	681,505
		2,515,998
Financial services: 2.38%
Shift4 Payments, Inc. Class A†	16,814	1,110,901
StoneCo Ltd. Class A†	60,906	1,011,649
		2,122,550
Health care: 19.77%
Biotechnology: 5.00%
Ascendis Pharma AS ADR†	4,625	699,161
Geron Corp.†	128,786	424,994
The accompanying notes are an integral part of these financial statements.
Allspring Discovery Small Cap Growth Fund | 11

Portfolio of investments—March 31, 2024

	Shares	Value
Biotechnology(continued)
Halozyme Therapeutics, Inc.†	27,591	$1,122,402
Krystal Biotech, Inc.†	4,115	732,182
Natera, Inc.†	16,087	1,471,317
		4,450,056
Health care equipment & supplies: 7.09%
Axonics, Inc.†	16,992	1,171,938
Inspire Medical Systems, Inc.†	3,312	711,385
iRhythm Technologies, Inc.†	12,570	1,458,120
Lantheus Holdings, Inc.†	15,409	959,056
Shockwave Medical, Inc.†	3,907	1,272,236
TransMedics Group, Inc.†	9,904	732,302
		6,305,037
Health care providers & services: 4.83%
Ensign Group, Inc.	5,863	729,475
HealthEquity, Inc.†	25,834	2,108,829
Option Care Health, Inc.†	43,529	1,459,963
		4,298,267
Life sciences tools & services: 2.85%
MaxCyte, Inc.†	106,600	446,654
Repligen Corp.†	4,639	853,205
Stevanato Group SpA	38,553	1,237,551
		2,537,410
Industrials: 29.77%
Aerospace & defense: 1.22%
AAR Corp.†	18,169	1,087,778
Building products: 3.64%
AAON, Inc.	20,058	1,767,110
Advanced Drainage Systems, Inc.	8,550	1,472,652
		3,239,762
Commercial services & supplies: 6.35%
Casella Waste Systems, Inc. Class A†	26,967	2,666,227
Tetra Tech, Inc.	12,484	2,305,920
Vestis Corp.	35,209	678,477
		5,650,624
Electrical equipment: 2.57%
Shoals Technologies Group, Inc. Class A†	46,168	516,158
Vertiv Holdings Co.	21,645	1,767,747
		2,283,905
Ground transportation: 1.83%
Saia, Inc.†	2,787	1,630,395
The accompanying notes are an integral part of these financial statements.
12 | Allspring Discovery Small Cap Growth Fund

Portfolio of investments—March 31, 2024

	Shares	Value
Machinery: 4.61%
Esab Corp.	13,158	$1,454,880
ESCO Technologies, Inc.	10,994	1,176,908
RBC Bearings, Inc.†	5,449	1,473,137
		4,104,925
Professional services: 4.38%
ICF International, Inc.	9,146	1,377,662
Parsons Corp.†	17,060	1,415,127
Paylocity Holding Corp.†	6,443	1,107,294
		3,900,083
Trading companies & distributors: 5.17%
Applied Industrial Technologies, Inc.	11,860	2,342,943
SiteOne Landscape Supply, Inc.†	10,231	1,785,821
Xometry, Inc. Class A†	27,794	469,441
		4,598,205
Information technology: 22.34%
Electronic equipment, instruments & components: 4.90%
Littelfuse, Inc.	4,335	1,050,587
Nayax Ltd.†	29,388	774,006
nLight, Inc.†	56,157	730,041
Novanta, Inc.†	10,329	1,805,200
		4,359,834
IT services: 2.11%
Endava PLC ADR†	16,116	613,052
Globant SA†	6,271	1,266,115
		1,879,167
Semiconductors & semiconductor equipment: 4.55%
Impinj, Inc.†	10,061	1,291,933
indie Semiconductor, Inc. Class A†	64,793	458,735
Lattice Semiconductor Corp.†	9,936	777,293
Onto Innovation, Inc.†	8,377	1,516,907
		4,044,868
Software: 10.78%
Appfolio, Inc. Class A†	4,728	1,166,587
BILL Holdings, Inc.†	9,940	683,077
CCC Intelligent Solutions Holdings, Inc.†	155,448	1,859,158
Clearwater Analytics Holdings, Inc. Class A†	65,477	1,158,288
Descartes Systems Group, Inc.†	15,708	1,437,753
Sprout Social, Inc. Class A†	24,879	1,485,525
SPS Commerce, Inc.†	3,542	654,916
Workiva, Inc.†	13,571	1,150,821
		9,596,125
The accompanying notes are an integral part of these financial statements.
Allspring Discovery Small Cap Growth Fund | 13

Portfolio of investments—March 31, 2024

	Shares	Value
Materials: 3.29%
Chemicals: 0.62%
Aspen Aerogels, Inc.†	31,283	$550,581
Metals & mining: 2.67%
ATI, Inc.†	29,502	1,509,617
Carpenter Technology Corp.	12,164	868,753
		2,378,370
Real estate: 2.82%
Industrial REITs : 1.36%
Rexford Industrial Realty, Inc.	24,039	1,209,162
Real estate management & development: 1.46%
DigitalBridge Group, Inc.	67,660	1,303,808
Total common stocks (Cost $64,734,137)		86,641,552

		Yield
Short-term investments: 2.85%
Investment companies: 2.85%
Allspring Government Money Market Fund Select Class♠∞		5.25%	2,540,272	2,540,272
Total short-term investments (Cost $2,540,272)				2,540,272
Total investments in securities (Cost $67,274,409)	100.20%			89,181,824
Other assets and liabilities, net	(0.20)			(176,553)
Total net assets	100.00%			$89,005,271

†	Non-income-earning security
♠	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.
∞	The rate represents the 7-day annualized yield at period end.

Abbreviations:
ADR	American depositary receipt
REIT	Real estate investment trust
Investments in affiliates
An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were affiliates of the Fund at the end of the period were as follows:
	Value, beginning of period	Purchases	Sales proceeds	Net realized gains (losses)	Net change in unrealized gains (losses)	Value, end of period	Shares, end of period	Income from affiliated securities
Short-term investments
Allspring Government Money Market Fund Select Class	$3,883,609	$32,058,844	$(33,402,181)	$0	$0	$2,540,272	2,540,272	$136,227
The accompanying notes are an integral part of these financial statements.
14 | Allspring Discovery Small Cap Growth Fund

Statement of assets and liabilities—March 31, 2024
Financial statements
Statement of assets and liabilities
Assets
Investments in unaffiliated securities, at value (cost $64,734,137)	$86,641,552
Investments in affiliated securities, at value (cost $2,540,272)	2,540,272
Cash	3,430
Foreign currency, at value (cost $378)	350
Receivable for investments sold	1,573,786
Receivable for dividends	28,130
Receivable for Fund shares sold	15,351
Prepaid expenses and other assets	88,378
Total assets	90,891,249
Liabilities
Payable for investments purchased	1,627,541
Payable for Fund shares redeemed	172,963
Management fee payable	30,333
Administration fees payable	13,496
Distribution fee payable	186
Accrued expenses and other liabilities	41,459
Total liabilities	1,885,978
Total net assets	$89,005,271
Net assets consist of
Paid-in capital	$93,225,633
Total distributable loss	(4,220,362)
Total net assets	$89,005,271
Computation of net asset value and offering price per share
Net assets–Class A	$69,920,198
Shares outstanding–Class A1	5,574,999
Net asset value per share–Class A	$12.54
Maximum offering price per share – Class A2	$13.31
Net assets–Class C	$300,095
Shares outstanding–Class C1	30,647
Net asset value per share–Class C	$9.79
Net assets–Class R6	$3,566,137
Shares outstanding–Class R6[1]	216,611
Net asset value per share–Class R6	$16.46
Net assets–Administrator Class	$267,358
Shares outstanding–Administrator Class[1]	16,977
Net asset value per share–Administrator Class	$15.75
Net assets–Institutional Class	$14,951,483
Shares outstanding–Institutional Class[1]	912,325
Net asset value per share–Institutional Class	$16.39
1 The Fund has an unlimited number of authorized shares.
2  Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.
The accompanying notes are an integral part of these financial statements.
Allspring Discovery Small Cap Growth Fund | 15

Statement of operations—year ended March 31, 2024
Statement of operations
Investment income
Dividends (net of foreign withholdings taxes of $1,156)	$378,109
Income from affiliated securities	136,227
Interest	18
Total investment income	514,354
Expenses
Management fee	855,728
Administration fees
Class A	139,259
Class C	689
Class R6	524
Administrator Class	375
Institutional Class	38,405
Shareholder servicing fees
Class A	171,886
Class C	831
Administrator Class	722
Distribution fee
Class C	2,494
Custody and accounting fees	9,608
Professional fees	80,614
Registration fees	69,422
Shareholder report expenses	35,406
Trustees’ fees and expenses	22,906
Other fees and expenses	15,945
Total expenses	1,444,814
Less: Fee waivers and/or expense reimbursements
Fund-level	(302,447)
Class A	(14,681)
Class C	(71)
Class R6	(425)
Administrator Class	(40)
Net expenses	1,127,150
Net investment loss	(612,796)
Realized and unrealized gains (losses) on investments
Net realized losses on
Unaffiliated securities	(4,851,876)
Foreign currency and foreign currency translations	(984)
Net realized losses on investments	(4,852,860)
Net change in unrealized gains (losses) on
Unaffiliated securities	15,378,202
Foreign currency and foreign currency translations	16
Net change in unrealized gains (losses) on investments	15,378,218
Net realized and unrealized gains (losses) on investments	10,525,358
Net increase in net assets resulting from operations	$9,912,562
The accompanying notes are an integral part of these financial statements.
16 | Allspring Discovery Small Cap Growth Fund

Statement of changes in net assets
Statement of changes in net assets
	Year ended March 31, 2024		Year ended March 31, 2023
Operations
Net investment loss		$(612,796)		$(875,638)
Net realized losses on investments		(4,852,860)		(20,669,864)
Net change in unrealized gains (losses) on investments		15,378,218		(2,931,845)
Net increase (decrease) in net assets resulting from operations		9,912,562		(24,477,347)
Distributions to shareholders from
Net investment income and net realized gains
Class A		0		(5,519,827)
Class C		0		(45,155)
Class R6		0		(108,808)
Administrator Class		0		(20,581)
Institutional Class		0		(1,746,787)
Total distributions to shareholders		0		(7,441,158)
Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	164,782	1,879,636	171,589	1,959,895
Class C	3,779	35,399	3,700	35,148
Class R6	187,538	2,914,052	97,894	1,465,007
Administrator Class	1,039	14,855	5,272	76,430
Institutional Class	363,491	5,283,417	981,253	14,156,439
		10,127,359		17,692,919
Reinvestment of distributions
Class A	0	0	500,006	5,395,069
Class C	0	0	5,306	45,155
Class R6	0	0	7,722	108,808
Administrator Class	0	0	1,465	19,840
Institutional Class	0	0	124,264	1,744,660
		0		7,313,532
Payment for shares redeemed
Class A	(1,116,204)	(12,602,956)	(970,262)	(11,385,102)
Class C	(21,929)	(190,560)	(26,378)	(253,923)
Class R6	(80,177)	(1,208,038)	(110,816)	(1,602,419)
Administrator Class	(8,901)	(125,734)	(9,494)	(148,800)
Institutional Class	(1,928,680)	(29,392,318)	(581,429)	(8,777,481)
		(43,519,606)		(22,167,725)
Net increase (decrease) in net assets resulting from capital share transactions		(33,392,247)		2,838,726
Total decrease in net assets		(23,479,685)		(29,079,779)
Net assets
Beginning of period		112,484,956		141,564,735
End of period		$89,005,271		$112,484,956
The accompanying notes are an integral part of these financial statements.
Allspring Discovery Small Cap Growth Fund | 17

Financial highlights
Financial highlights

(For a share outstanding throughout each period)

	Year ended March 31
Class A	2024	2023	2022	2021	2020
Net asset value, beginning of period	$11.29	$14.82	$21.39	$11.00	$13.28
Net investment loss	(0.08)[1]	(0.10)[1]	(0.21)[1]	(0.18)[1]	(0.10)[1]
Net realized and unrealized gains (losses) on investments	1.33	(2.55)	(2.94)	11.09	(1.27)
Total from investment operations	1.25	(2.65)	(3.15)	10.91	(1.37)
Distributions to shareholders from
Net realized gains	0.00	(0.88)	(3.42)	(0.52)	(0.91)
Net asset value, end of period	$12.54	$11.29	$14.82	$21.39	$11.00
Total return[2]	11.07%	(17.58)%	(17.57)%	99.31%	(11.52)%
Ratios to average net assets (annualized)
Gross expenses	1.54%	1.51%	1.44%	1.47%	1.52%
Net expenses	1.22%	1.23%	1.23%	1.23%	1.23%
Net investment loss	(0.71)%	(0.88)%	(1.03)%	(0.99)%	(0.74)%
Supplemental data
Portfolio turnover rate	48%	44%	55%	55%	63%
Net assets, end of period (000s omitted)	$69,920	$73,660	$101,163	$132,937	$66,472

[1]	Calculated based upon average shares outstanding
[2]	Total return calculations do not include any sales charges.
The accompanying notes are an integral part of these financial statements.
18 | Allspring Discovery Small Cap Growth Fund

Financial highlights

(For a share outstanding throughout each period)

	Year ended March 31
Class C	2024	2023	2022	2021	2020
Net asset value, beginning of period	$8.88	$11.99	$18.08	$9.39	$11.55
Net investment loss	(0.13)[1]	(0.15)[1]	(0.31)[1]	(0.28)[1]	(0.18)[1]
Payment from affiliate	0.00	0.00	0.00	0.01	0.00
Net realized and unrealized gains (losses) on investments	1.04	(2.08)	(2.36)	9.48	(1.07)
Total from investment operations	0.91	(2.23)	(2.67)	9.21	(1.25)
Distributions to shareholders from
Net realized gains	0.00	(0.88)	(3.42)	(0.52)	(0.91)
Net asset value, end of period	$9.79	$8.88	$11.99	$18.08	$9.39
Total return[2]	10.25%	(18.25)%	(18.16)%	98.22%[3]	(12.30)%
Ratios to average net assets (annualized)
Gross expenses	2.26%	2.18%	2.18%	2.20%	2.26%
Net expenses	1.97%	1.97%	1.98%	1.98%	1.98%
Net investment loss	(1.46)%	(1.62)%	(1.79)%	(1.74)%	(1.49)%
Supplemental data
Portfolio turnover rate	48%	44%	55%	55%	63%
Net assets, end of period (000s omitted)	$300	$433	$793	$1,569	$395

[1]	Calculated based upon average shares outstanding
[2]	Total return calculations do not include any sales charges.
[3]	During the year ended March 31, 2021, the Fund received a payment from an affiliate which had an impact of 0.09% on the total return.
The accompanying notes are an integral part of these financial statements.
Allspring Discovery Small Cap Growth Fund | 19

Financial highlights

(For a share outstanding throughout each period)

	Year ended March 31
Class R6	2024	2023	2022	2021[1]
Net asset value, beginning of period	$14.75	$18.95	$26.29	$17.87
Net investment loss	(0.04)[2]	(0.07)[2]	(0.14)[2]	(0.11)[2]
Net realized and unrealized gains (losses) on investments	1.75	(3.25)	(3.78)	9.05
Total from investment operations	1.71	(3.32)	(3.92)	8.94
Distributions to shareholders from
Net realized gains	0.00	(0.88)	(3.42)	(0.52)
Net asset value, end of period	$16.46	$14.75	$18.95	$26.29
Total return[3]	11.59%	(17.28)%	(17.21)%	50.11%
Ratios to average net assets (annualized)
Gross expenses	1.12%	1.09%	1.02%	1.03%
Net expenses	0.80%	0.80%	0.80%	0.80%
Net investment loss	(0.28)%	(0.45)%	(0.58)%	(0.54)%
Supplemental data
Portfolio turnover rate	48%	44%	55%	55%
Net assets, end of period (000s omitted)	$3,566	$1,612	$2,169	$454

[1]	For the period from May 29, 2020 (commencement of class operations) to March 31, 2021
[2]	Calculated based upon average shares outstanding
[3]	Returns for periods of less than one year are not annualized.
The accompanying notes are an integral part of these financial statements.
20 | Allspring Discovery Small Cap Growth Fund

Financial highlights

(For a share outstanding throughout each period)

	Year ended March 31
Administrator Class	2024	2023	2022	2021	2020
Net asset value, beginning of period	$14.16	$18.26	$25.54	$12.91	$15.43
Net investment loss	(0.09)[1]	(0.12)[1]	(0.22)[1]	(0.20)[1]	(0.11)[1]
Payment from affiliate	0.00	0.00	0.00	0.11	0.00
Net realized and unrealized gains (losses) on investments	1.68	(3.10)	(3.64)	13.24	(1.50)
Total from investment operations	1.59	(3.22)	(3.86)	13.15	(1.61)
Distributions to shareholders from
Net realized gains	0.00	(0.88)	(3.42)	(0.52)	(0.91)
Net asset value, end of period	$15.75	$14.16	$18.26	$25.54	$12.91
Total return	11.23%	(17.39)%[2]	(17.49)%	101.97%[3]	(11.52)%
Ratios to average net assets (annualized)
Gross expenses	1.46%	1.43%	1.37%	1.39%	1.44%
Net expenses	1.15%	1.15%	1.15%	1.15%	1.15%
Net investment loss	(0.64)%	(0.79)%	(0.95)%	(0.90)%	(0.66)%
Supplemental data
Portfolio turnover rate	48%	44%	55%	55%	63%
Net assets, end of period (000s omitted)	$267	$352	$504	$391	$93

[1]	Calculated based upon average shares outstanding
[2]	During the year ended March 31, 2023, the Fund received payments from a service provider which had a 0.18% impact on the total return.
[3]	During the year ended March 31, 2021, the Fund received a payment from an affiliate which had an impact of 0.89% on the total return.
The accompanying notes are an integral part of these financial statements.
Allspring Discovery Small Cap Growth Fund | 21

Financial highlights

(For a share outstanding throughout each period)

	Year ended March 31
Institutional Class	2024	2023	2022	2021	2020
Net asset value, beginning of period	$14.70	$18.91	$26.26	$13.39	$15.94
Net investment loss	(0.06)[1]	(0.08)[1]	(0.17)[1]	(0.15)[1]	(0.07)[1]
Net realized and unrealized gains (losses) on investments	1.75	(3.25)	(3.76)	13.54	(1.57)
Total from investment operations	1.69	(3.33)	(3.93)	13.39	(1.64)
Distributions to shareholders from
Net realized gains	0.00	(0.88)	(3.42)	(0.52)	(0.91)
Net asset value, end of period	$16.39	$14.70	$18.91	$26.26	$13.39
Total return	11.50%	(17.37)%	(17.27)%	100.11%	(11.29)%
Ratios to average net assets (annualized)
Gross expenses	1.20%	1.18%	1.12%	1.14%	1.19%
Net expenses	0.90%	0.90%	0.90%	0.90%	0.90%
Net investment loss	(0.39)%	(0.53)%	(0.69)%	(0.66)%	(0.41)%
Supplemental data
Portfolio turnover rate	48%	44%	55%	55%	63%
Net assets, end of period (000s omitted)	$14,951	$36,428	$36,936	$19,311	$7,980

[1]	Calculated based upon average shares outstanding
The accompanying notes are an integral part of these financial statements.
22 | Allspring Discovery Small Cap Growth Fund

Notes to financial statements
Notes to financial statements
1.
ORGANIZATION
Allspring Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Allspring Discovery Small Cap Growth Fund (the “Fund”) which is a diversified series of the Trust.
2.
SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
Securities valuation
All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.
Equity securities and exchange-traded funds that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price.
The values of securities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Valuation Committee at Allspring Funds Management, LLC (“Allspring Funds Management”).
Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore may not fully reflect trading or events that occur after the close of the principal exchange in which the foreign securities are traded, but before the close of the New York Stock Exchange. If such trading or events are expected to materially affect the value of such securities, then fair value pricing procedures implemented by Allspring Funds Management are applied. These procedures take into account multiple factors including movements in U.S. securities markets after foreign exchanges close. Foreign securities that are fair valued under these procedures are categorized as Level 2 and the application of these procedures may result in transfers between Level 1 and Level 2. Depending on market activity, such fair valuations may be frequent. Such fair value pricing may result in net asset values that are higher or lower than net asset values based on the last reported sales price or latest quoted bid price. On March 31, 2024, such fair value pricing was not used in pricing foreign securities.
Investments in registered open-end investment companies (other than those listed on a foreign or domestic exchange or market) are valued at net asset value.
Investments which are not valued using the methods discussed above are valued at their fair value, as determined in good faith by Allspring Funds Management, which was named the valuation designee by the Board of Trustees. As the valuation designee, Allspring Funds Management is responsible for day-to-day valuation activities for the Allspring Funds. In connection with these responsibilities, Allspring Funds Management has established a Valuation Committee and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities. On a quarterly basis, the Board of Trustees receives reports of valuation actions taken by the Valuation Committee. On at least an annual basis, the Board of Trustees receives an assessment of the adequacy and effectiveness of Allspring Funds Management’s process for determining the fair value of the portfolio of investments.
Foreign currency translation
The accounting records of the Fund are maintained in U.S. dollars. The values of other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at  rates provided by an independent foreign currency pricing source at a time each business day specified by the Valuation Committee. Purchases and sales of securities, and income and expenses are converted at the rate of exchange on the respective dates of such transactions. Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities resulting from changes in exchange rates. The changes in net assets arising from changes in exchange rates of securities and the changes in net assets resulting from changes in market prices of securities are not separately presented. Such changes are included in net realized and unrealized gains or losses from investments.
Security transactions and income recognition
Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.
Dividend income is recognized on the ex-dividend date, except for certain dividends from foreign securities, which are recorded as soon as the custodian verifies the ex-dividend date. Dividend income is recorded net of foreign taxes withheld where recovery of such taxes is not assured.
Allspring Discovery Small Cap Growth Fund | 23

Notes to financial statements
Interest earned on cash balances held at the custodian is recorded as interest income.
Distributions received from REIT investments may be characterized as ordinary income, capital gains, or a return of capital to the Fund based on information provided by the REIT. The proper characterization of REIT distributions is generally not known until after the end of each calendar year. As such, estimates may be used in reporting the character of income and distributions for financial statement purposes.
Distributions to shareholders
Distributions to shareholders from net investment income and any net realized gains are recorded on the ex-dividend date and paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.
Federal and other taxes
The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable  income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.
The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s  tax positions taken on federal, state, and foreign tax returns, as applicable, for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.
As of March 31, 2024, the aggregate cost of all investments for federal income tax purposes was $67,976,485 and the unrealized gains (losses) consisted of:
Gross unrealized gains	$25,433,204
Gross unrealized losses	(4,227,865)
Net unrealized gains	$21,205,339
Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The primary difference causing such reclassification is due to net operating losses. At March 31, 2024, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:
Paid-in capital	Total distributable loss
$(666,128)	$666,128
As of March 31, 2024, the Fund had capital loss carryforwards which consist of $7,153,331 in short-term capital losses and $18,124,552 in long-term capital losses.
As of March 31, 2024, the  Fund had a qualified late-year ordinary loss of $140,385 which will be recognized on the first day of the following fiscal year.
Class allocations
The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common fund-level expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.
24 | Allspring Discovery Small Cap Growth Fund

Notes to financial statements
3.
FAIR VALUATION MEASUREMENTS
Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:
•Level 1—quoted prices in active markets for identical securities
•Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.
The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of March 31, 2024:
	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:
Common stocks
Communication services	$3,579,788	$0	$0	$3,579,788
Consumer discretionary	5,235,657	0	0	5,235,657
Consumer staples	2,589,689	0	0	2,589,689
Energy	1,189,508	0	0	1,189,508
Financials	4,638,548	0	0	4,638,548
Health care	17,590,770	0	0	17,590,770
Industrials	26,495,677	0	0	26,495,677
Information technology	19,879,994	0	0	19,879,994
Materials	2,928,951	0	0	2,928,951
Real estate	2,512,970	0	0	2,512,970
Short-term investments
Investment companies	2,540,272	0	0	2,540,272
Total assets	$89,181,824	$0	$0	$89,181,824
Additional sector, industry or geographic detail, if any, is included in the Portfolio of Investments.
At March 31, 2024, the Fund did not have any transfers into/out of Level 3.
4.
TRANSACTIONS WITH AFFILIATES
Management fee
Allspring Funds Management, a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P., is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Allspring Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser and providing fund-level administrative services in connection with the Fund’s operations. As compensation for its services under the investment management agreement, Allspring Funds Management is entitled to receive a management fee at the following annual rate based on the Fund’s average daily net assets:
Average daily net assets	Management fee
First $500 million	0.850%
Next $500 million	0.825
Next $1 billion	0.800
Next $1 billion	0.775
Next $1 billion	0.750
Next $1 billion	0.730
Next $5 billion	0.720
Over $10 billion	0.710
Allspring Discovery Small Cap Growth Fund | 25

Notes to financial statements
For the year ended March 31, 2024, the management fee was equivalent to an annual rate of 0.85% of the Fund’s average daily net assets.
Allspring Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Allspring Funds Management. Allspring Global Investments, LLC, an affiliate of Allspring Funds Management and a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, is the subadviser to the Fund and is entitled to receive a fee from Allspring Funds Management at an annual rate starting at 0.55% and declining to 0.40% as the average daily net assets of the Fund increase.
Administration fees
Under a class-level administration agreement, Allspring Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Allspring Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:
Class-level administration fee
Class A	0.20%
Class C	0.20
Class R6	0.03
Administrator Class	0.13
Institutional Class	0.13
Prior to June 30, 2023, the class-level administration fee for Class A and Class C was 0.21% of its respective average daily net assets.
Waivers and/or expense reimbursements
Allspring Funds Management has contractually committed to waive and/or reimburse management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Allspring Funds Management will waive fees and/or reimburse expenses from fund-level expenses on a proportionate basis and then from class specific expenses. When only certain classes exceed their expense caps, waivers and/or reimbursements are applied against class specific expenses before fund-level expenses. Allspring Funds Management has contractually committed through July 31, 2024 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. As of March 31, 2024, the contractual caps are as follows:

EXPENSE RATIO CAPS
Class A	1.22%
Class C	1.97
Class R6	0.80
Administrator Class	1.15
Institutional Class	0.90
Prior to June 30, 2023, the Fund’s expenses were capped at 1.23% for Class A shares and 1.98% for Class C shares.
Distribution fee
The Trust has adopted a distribution plan for Class C shares pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Class C shares and paid to Allspring Funds Distributor, LLC (“Allspring Funds Distributor”), the principal underwriter, an affiliate of Allspring Funds Management, at an annual rate up to 0.75% of the average daily net assets of Class C shares.
In addition, Allspring Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Allspring Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the year ended March 31, 2024, Allspring Funds Distributor received $570 from the sale of Class A shares. No contingent deferred sales charges were incurred by Class A and Class C shares for the year ended March 31, 2024.
Shareholder servicing fees
The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C, and Administrator Class are charged a fee at an annual rate up to 0.25% of the average daily net assets of each respective class. A portion of these total shareholder servicing fees were paid to affiliates of the Fund.
26 | Allspring Discovery Small Cap Growth Fund

Notes to financial statements
Interfund transactions
The Fund may purchase or sell portfolio investment securities to certain affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices. Pursuant to these procedures, the Fund did not have any interfund transactions during the year ended March 31, 2024.
5.
INVESTMENT PORTFOLIO TRANSACTIONS
Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended March 31, 2024 were $46,896,139 and $79,587,265, respectively.
6.
BANK BORROWINGS
The Trust (excluding the money market funds), Allspring Master Trust and Allspring Variable Trust are parties to a $350,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate or the overnight bank funding rate in effect on that day plus a spread. In addition, an annual commitment fee based on the unused balance is allocated to each participating fund.
For the year ended March 31, 2024, there were no borrowings by the Fund under the agreement.
7.
DISTRIBUTIONS TO SHAREHOLDERS
The tax character of distributions paid during the years ended March 31, 2024 and March 31, 2023 were as follows:
	Year ended March 31
	2024	2023
Long-term capital gain	$0	$7,441,158
As of March 31, 2024, the components of distributable earnings on a tax basis were as follows:
Unrealized gains	Late-year ordinary losses deferred	Capital loss carryforward
$21,205,302	$(140,385)	$(25,277,883)
8.
CONCENTRATION  RISKS
As of the end of the period, the Fund concentrated its portfolio of investments in the industrials sector. A fund that invests a substantial portion of its assets in any sector may be more affected by changes in that sector than would be a fund whose investments are not heavily weighted in any sector.
9.
INDEMNIFICATION
Under the Fund’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Fund. The Fund has entered into a separate agreement with each Trustee that converts indemnification rights currently existing under the Fund’s organizational documents into contractual rights that cannot be changed in the future without the consent of the Trustee. Additionally, in the normal course of business, the Fund may enter into contracts with service providers that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.
Allspring Discovery Small Cap Growth Fund | 27

Report of independent registered public accounting firm
To the Shareholders of the Fund and Board of Trustees
Allspring Funds Trust:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Allspring Discovery Small Cap Growth Fund (the Fund), one of the funds constituting Allspring Funds Trust, including the portfolio of investments, as of March 31, 2024, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years or periods in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of March 31, 2024, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of March 31, 2024, by correspondence with the custodian, transfer agent and brokers, or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have not been able to determine the specific year that we began serving as the auditor of one or more Allspring Funds investment companies; however, we are aware that we have served as the auditor of one or more Allspring Funds investment companies since at least 1955.
Boston, Massachusetts
May 23, 2024
28 | Allspring Discovery Small Cap Growth Fund

Other information (unaudited)
Other information
Proxy voting information
A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-866-259-3305, visiting our website at allspringglobal.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at allspringglobal.com or by visiting the SEC website at sec.gov.
Quarterly portfolio holdings information
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the SEC website at sec.gov.

Allspring Discovery Small Cap Growth Fund | 29

Other information (unaudited)
Board of trustees and officers
Each of the Trustees and Officers listed in the table below acts in identical capacities for each fund in the Allspring family of funds, which consists of 100 mutual funds comprising the Allspring Funds Trust, Allspring Variable Trust, Allspring Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information†. The mailing address of each Trustee and Officer is 1415 Vantage Park Drive, 3rd Floor, Charlotte, NC 28203. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.
Independent Trustees
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015
Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong
Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of
Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International
Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life
Insurance Company. Serves on the Investment Company Institute’s Board of Governors since
2022 and Executive Committee since 2023 as well as the Vice Chairman of the Governing Council of the Independent Directors Council since 2023. Audit Committee Chair and Investment
Committee Chair of the Vincent Memorial Hospital Foundation (non-profit organization). Mr.
Ebsworth is a CFA charterholder.
N/A
Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since January 2018#
Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning
Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens &
Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead
Independent Director and chair of the Audit Committee. Board member of the Russell Exchange
Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is also an inactive Chartered Financial Analyst.
N/A
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009; Audit Committee Chair, since 2019
Retired. Member of the Advisory Board of CEF of East Central Florida. Chairman of the Board of
CIGNA Corporation from 2009 to 2021, and Director from 2005 to 2008. From 2003 to 2011,
Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and
Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to
2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the
Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory board of
Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Advisory Board Member, Fellowship of Christian Athletes. Mr. Harris is a certified public accountant (inactive status).
N/A
David F. Larcker (Born 1950)	Trustee, since 2009
Distinguished Visiting Fellow at the Hoover Institution since 2022. James Irvin Miller Professor of
Accounting at the Graduate School of Business (Emeritus), Stanford University, Director of the
Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate
Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of
Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The
Wharton School, University of Pennsylvania from 1985 to 2005.
N/A
Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chair, since 2018
International Foundation of Employee Benefit Plans Professor since 1993, Wharton School of the
University of Pennsylvania. Director of Wharton’s Pension Research Council and Boettner Center
on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic
Research. Previously taught at Cornell University from 1978 to 1993.
N/A
* Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.
#  Ms. Freeman will serve as Chair Liaison through June 2024, at which time Ms. Wheelock will assume the role.
†
The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at allspringglobal.com.

30 | Allspring Discovery Small Cap Growth Fund

Other information (unaudited)
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Timothy J. Penny (Born 1951)	Trustee, since 1996; Chair, since 2018
President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Vice Chair of the Economic Club of Minnesota, since 2007. Co-Chair of the Committee for a Responsible Federal Budget, since 1995. Member of the Board of Trustees of
NorthStar Education Finance, Inc., a non-profit organization, from 2007-2022. Senior Fellow of the University of Minnesota Humphrey Institute from 1995 to 2017.
N/A
James G. Polisson (Born 1959)	Trustee, since 2018
Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to
2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell
Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays
Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays
Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-
profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of
Columbia Bar Associations.
N/A
Pamela Wheelock (Born 1959)	Trustee, since January 2020; previously Trustee from January 2018 to July 2019#
Retired. Executive and Senior Financial leadership positions in the public, private and nonprofit sectors. Interim President and CEO, McKnight Foundation, 2020. Interim Commissioner,
Minnesota Department of Human Services, 2019. Chief Operating Officer, Twin Cities Habitat for
Humanity, 2017-2019. Vice President for University Services, University of Minnesota, 2012-
2016. Interim President and CEO, Blue Cross and Blue Shield of Minnesota, 2011-2012. Executive
Vice-President and Chief Financial Officer, Minnesota Wild, 2002-2008. Commissioner,
Minnesota Department of Finance, 1999-2002. Chair of the Board of Directors of Destination
Medical Center Corporation. Board member of the Minnesota Wild Foundation.
N/A
* Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.
# Ms. Freeman will serve as Chair Liaison through June 2024, at which time Ms. Wheelock will assume the role.

Allspring Discovery Small Cap Growth Fund | 31

Other information (unaudited)
Officers1
Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen (Born 1960)	President, since 2017
President and Chief Executive Officer of Allspring Funds Management, LLC since 2017 and Head of Global Fund
Governance of Allspring Global Investments since 2022. Prior thereto, co-president of Galliard Capital
Management, LLC, an affiliate of Allspring Funds Management, LLC, from 2019 to 2022 and Head of Affiliated
Managers, Allspring Global Investments, from 2014 to 2019 and Executive Vice President responsible for marketing, investments and product development for Allspring Funds Management, LLC, from 2009 to 2014.

Jeremy DePalma (Born 1974)	Treasurer, since 2012 (for certain funds in the Fund Complex); since 2021 (for the remaining funds in the Complex)
Senior Vice President of Allspring Funds Management, LLC since 2009. Senior Vice President of Evergreen
Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

Christopher Baker (Born 1976)	Chief Compliance Officer, since 2022
Global Chief Compliance Officer for Allspring Global Investments since 2022. Prior thereto, Chief Compliance
Officer for State Street Global Advisors from 2018 to 2021. Senior Compliance Officer for the State Street divisions of Alternative Investment Solutions, Sector Solutions, and Global Marketing from 2015 to 2018. From 2010 to 2015
Vice President, Global Head of Investment and Marketing Compliance for State Street Global Advisors.

Matthew Prasse (Born 1983)	Chief Legal Officer, since 2022; Secretary, since 2021
Senior Counsel of the Allspring Legal Department since 2021. Senior Counsel of the Wells Fargo Legal Department
from 2018 to 2021. Previously, Counsel for Barings LLC from 2015 to 2018. Prior to joining Barings, Associate at
Morgan, Lewis & Bockius LLP from 2008 to 2015.

1 For those Officers with tenures at Allspring Global Investments and/or Allspring Funds Management, LLC that began prior to 2021, such tenures include years of service during which these businesses/entities were known as Wells Fargo Asset Management and Wells Fargo Funds Management, LLC, respectively.

32 | Allspring Discovery Small Cap Growth Fund

For more information
More information about Allspring Funds is available free upon request. To obtain literature, please write, visit the Fund’s website, or call:
Allspring Funds
P.O. Box 219967
Kansas City, MO 64121-9967
Website: allspringglobal.com
Individual investors: 1-800-222-8222
Retail investment professionals: 1-888-877-9275
Institutional investment professionals: 1-800-260-5969

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at allspringglobal.com. Read the prospectus carefully before you invest or send money.
Allspring Global InvestmentsTM is the trade name for the asset management firms of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P. These firms include but are not limited to Allspring Global Investments, LLC, and Allspring Funds Management, LLC. Certain products managed by Allspring entities are distributed by Allspring Funds Distributor, LLC (a broker-dealer and Member FINRA/SIPC).
This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind - including a recommendation for any specific investment, strategy, or plan.
© 2024 Allspring Global Investments Holdings, LLC. All rights reserved.
ALL-04012024-8y6uvezf 05-24
AR4308 03-24

Allspring Index Fund
Annual Report
March 31, 2024

The views expressed and any forward-looking statements are as of March 31, 2024, unless otherwise noted, and are those of the Fund’s portfolio managers and/or Allspring Global Investments. Discussions of individual securities or the markets generally are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Allspring Global Investments disclaims any obligation to publicly update or revise any views expressed or forward-looking statements.
Allspring Index Fund | 1

Letter to shareholders (unaudited)

Andrew Owen
President
Allspring Funds
Dear Shareholder:
We are pleased to offer you this annual report for the Allspring Index Fund for the 10-month period that ended March 31, 2024. We are reporting on a 10-month basis at this time because the fiscal year for the Fund changed from May 31 to March 31, effective March 31, 2024. Globally, stocks and bonds experienced high levels of volatility but had broadly positive performance for the period. The market was focused on persistently high inflation and the impact of ongoing aggressive central bank rate hikes. Riskier assets rallied in 2023 as investors anticipated an end to the tight monetary policy.
For the period, U.S. stocks, based on the S&P 500 Index,1 gained 27.33%. International stocks, as measured by the MSCI ACWI ex USA Index (Net),2 returned 15.52%, while the MSCI EM Index (Net) (USD)3 advanced 11.26%. Among bond indexes, the Bloomberg U.S. Aggregate Bond Index4 returned 2.20%, the Bloomberg Global Aggregate ex-USD Index (unhedged)5 returned 1.74%, the Bloomberg Municipal Bond Index6 gained 4.27%, and the ICE BofA U.S. High Yield Index7 returned a more robust 11.03%.
Markets rallied in anticipation of central bank rate cuts.
The 10-month period began in June 2023, with the Federal Reserve’s (Fed’s) first pause on interest rate hikes since March 2022, when it began its aggressive campaign to rein in inflation. However, the Core Consumer Price Index (CPI)8, while continuing to decline, remained stubbornly high in June at 4.8%, well above the Fed’s 2.0% target rate. With the U.S. unemployment rate still at 3.6%, near a historical low, and U.S. payrolls growing in June for the 30th consecutive month, expectations of more Fed rate hikes were reinforced. However, U.S. and global stocks had strong returns in June.
July was a good month for stocks. However, bonds had more muted but positive monthly returns overall. Riskier sectors and regions tended to do well, as investors grew more optimistic regarding economic prospects. With strong second-quarter gross domestic product (GDP) growth—initially estimated at 2.4%—and U.S. annual inflation easing steadily to 3.2% in July, hopes for a soft economic landing grew. The Fed, the European Central Bank, and the Bank of England all raised their respective key interest rates by 0.25% in July. Speculation grew that the Fed could be very close to the end of its tightening cycle. Meanwhile, China’s economy showed signs of stagnation, renewing concerns of global fallout.
“ The 10-month period began in June 2023, with the Federal Reserve’s (Fed’s) first pause on interest rate hikes since March 2022, when it began its aggressive campaign to rein in inflation. ”
1
The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.
2
The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the U.S. Source:  MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.
3
The MSCI Emerging Markets (EM) Index (Net) (USD) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of emerging markets. You cannot invest directly in an index.
4
The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S.-dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.
5
The Bloomberg Global Aggregate ex-USD Index (unhedged) is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S.-dollar-denominated debt market. You cannot invest directly in an index.
6
The Bloomberg Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.
7
The ICE BofA U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high yield bonds. The index tracks the performance of high yield securities traded in the U.S. bond market. Returns shown are net of transaction costs beginning on July 1, 2022. You cannot invest directly in an index. Copyright 2024. ICE Data Indices, LLC. All rights reserved.
8
The Core Consumer Price Index (CPI) is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services excluding energy and food prices. You cannot invest directly in an index.
2 | Allspring Index Fund

Letter to shareholders (unaudited)
Stocks retreated in August while monthly bond returns were flat overall. Increased global market volatility reflected unease over the Chinese property market being stressed along with weak Chinese economic data. On a more positive note, speculation grew over a possible end to the Fed’s campaign of interest rate increases or at least a pause in September. U.S. economic data generally remained solid, with resilient job market data and inflation ticking up slightly in August. Although the annual CPI1 rose 3.7%, the three-month trend for Core CPI stood at a more encouraging annualized 2.4%
Stocks and bonds both had negative overall returns in September as investors were disappointed by the Fed’s reluctance to lower interest rates until it knows it has vanquished persistently high inflation. As of September, the two primary gauges of U.S. inflation—the annual Core Personal Consumption Expenditures Price Index2 and the CPI—both stood at roughly 4%, twice as high as the Fed’s oft-stated 2% target. The month ended with the prospect of yet another U.S. government shutdown averted at least temporarily but looming later in the year.
October was a tough month for stocks and bonds. Key global and domestic indexes were pushed down by rising geopolitical tensions—particularly the Israel-Hamas conflict—and concerns over the Fed’s “higher for longer” monetary policy. The U.S. 10-year Treasury yield rose above 5% for the first time since 2007. Commodity prices did well as oil prices rallied in response to the prospect of oil supply disruptions from the Middle East. U.S. annualized third quarter GDP was estimated at a healthier-than-anticipated 4.9%. China’s GDP indicated surprisingly strong industrial production and retail sales, offset by ongoing weakness in its real estate sector.
In November, the market mood turned positive as cooling inflation inspired confidence that central banks could hold off on further rate hikes. Overall annual inflation in the U.S. fell to 3.1% in November while 12-month inflation in the U.K. and eurozone eased to 4.6% and 2.4%, respectively—far below their peak levels of mid-2022. Third quarter annualized U.S. GDP growth was raised to an estimated 5.2% while U.S. job totals rose by close to 200,000 in November, indicating a slight cooling of the labor market. All of this fresh evidence added to confidence for a U.S. soft economic landing, leading to a more buoyant mood heading into winter.
The broad year-end rally among stocks and bonds that began in November continued through December as investors became more confident that monetary policy would ease in 2024. Supporting the bubbly market mood were a series of reports confirming lower inflationary trends in the U.S. and Europe. During the period, it appeared more likely that the U.S. economy could achieve a soft landing, cooling enough to lower inflation without the pain of a recession. However, by year-end, an expectations gap developed. Capital markets priced in a total of 1.50 percentage points in federal funds rate cuts in 2024—twice as much as the three cuts of 0.25% hinted at by Fed officials.
Financial market performance was mixed in January 2024 as U.S. stocks had modest gains while non-U.S. equities, particularly those in emerging markets, and fixed income assets were held back by central bank pushback on market optimism over rate cuts. Overall, optimism was supported by indications of a soft landing for the U.S. economy. Key data included a surprisingly strong gain of 353,000 jobs in January, an unemployment rate of just 3.7% and a rise of just 3.1% in the CPI in January. However, that resilience helped tone down expectations of a rate cut in March to a more likely second quarter move.
1
The CPI is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services. You cannot invest directly in an index.
2
The Core Personal Consumption Expenditures Price Index (PCE) is a measure of prices that people living in the United States, or those buying on their behalf, pay for goods and services. It’s sometimes called the core PCE price index, because two categories that can have price swings – food and energy - are left out to make underlying inflation easier to see. You cannot invest directly in an index.
Allspring Index Fund | 3

Letter to shareholders (unaudited)
In February, stocks were supported by positive economic data and strong corporate earnings. However, fixed income investments were under pressure as resilient inflation led to lowered expectations on the timing of interest rate cuts. The S&P 500 Index had solid monthly gains along with emerging market equities, which benefited from a rebound in China.
The first quarter of 2024 closed with ongoing stock market momentum and a more muted sense of confidence in fixed income markets as investors adjusted to the prospect of greater-than-expected economic strength. The flip side of that is that expectations on the timing of a long-anticipated initial Fed rate cut were pushed back from March to June and then beyond. Additionally, the number of quarter-point rate cuts forecast by the market fell from six as projected in December 2023 to two to three cuts by fiscal period-end.
Don’t let short-term uncertainty derail long-term investment goals.
Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Allspring Funds offers a wide variety of mutual funds spanning many asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.
Thank you for choosing to invest with Allspring Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.
Sincerely,

Andrew Owen
President
Allspring Funds
“ The first quarter of 2024 closed with ongoing stock market momentum and a more muted sense of confidence in fixed income markets as investors adjusted to the prospect of greater-than-expected economic strength. ”
For further information about your fund, contact your investment professional, visit our website at allspringglobal.com, or call us directly at 1-800-222-8222.
4 | Allspring Index Fund

Letter to shareholders (unaudited)

Notice to Shareholders
 Beginning in July 2024, the Fund will be required by the Securities and Exchange Commission to send shareholders a paper copy of a new tailored shareholder report in place of the full shareholder report that you are now receiving. The tailored shareholder report will contain concise information about the Fund, including certain expense and performance information and fund statistics. If you wish to receive this new tailored shareholder report electronically, please follow the instructions on the back cover of this report.

 Other information that is currently included in the shareholder report, such as the Fund’s financial statements, will be available online and upon request, free of charge, in paper or electronic format.

Allspring Index Fund | 5

Performance highlights (unaudited)
Performance highlights
Investment objective	The Fund seeks to replicate the total returns of the S&P 500 Index, before fees and expenses.
Manager	Allspring Funds Management, LLC
Subadviser	Allspring Global Investments, LLC
Portfolio managers	John R. Campbell, CFA, David Neal, CFA, Robert M. Wicentowski, CFA

Average annual total returns (%) as of March 31, 2024
		Including sales charge			Excluding sales charge			Expense ratios[1] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[2]
Class A (WFILX)	11-4-1998	21.88	13.13	11.75	29.31	14.47	12.41	0.63	0.44
Class C (WFINX)	4-30-1999	27.34	13.64	11.75	28.34	13.64	11.75	1.38	1.19
Administrator Class (WFIOX)	2-14-1985	–	–	–	29.57	14.70	12.65	0.41	0.25
S&P 500 Index[3]	–	–	–	–	29.88	15.05	12.96	–	–
Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, allspringglobal.com.
Please keep in mind that high double-digit returns were primarily achieved during favorable market conditions. You should not expect that such favorable returns can be consistently achieved. A fund’s performance, especially for short time periods, should not be the sole factor in making your investment decision.
Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.
For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Administrator Class shares are sold without a front-end sales charge or contingent deferred sales charge.

[1]
Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the Financial Highlights of this report.

[2]
The manager has contractually committed through September 30, 2024, to waive fees and/or reimburse expenses to the extent necessary to cap total annual fund operating expenses after fee waivers at 0.44% for Class A, 1.19% for Class C and 0.25% for Administrator Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense caps. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. Without these caps, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.

[3]
The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

Investing involves risk, including the possible loss of principal. Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Consult the Fund’s prospectus for additional information on these and other risks.

CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

6 | Allspring Index Fund

Performance highlights (unaudited)

Growth of $10,000 investment as of March 31, 2024[1]

[1]
The chart compares the performance of Class A shares for the most recent ten years with the S&P 500 Index. The chart assumes a hypothetical investment of $10,000 in
Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

Allspring Index Fund | 7

Performance highlights (unaudited)
MANAGER’S DISCUSSION
Fund highlights
•The Fund underperformed its benchmark, the S&P 500 Index, for the 10-month period that ended March 31, 2024.
•During the period, the Fund experienced positive returns in all 11 of the Global Industry Classification Standard economic sectors, benefiting from strong returns in the communication services, information technology (IT), financials, consumer discretionary, and industrials sectors.
•Utilities and consumer staples were the Fund’s lowest-performing sectors, while communication services and IT were the best-performing sectors.
U.S. equities rallied sharply in 2023 and into the spring of 2024.
Over the 10-month period, U.S. equity markets rallied significantly, overcoming persistent inflation, higher interest rates, weakening economic data, and a regional banking crisis. U.S. equity markets were supported by a more dovish tone by the U.S. Federal Reserve (Fed), disinflationary trends, consumer resilience, a strong labor market, investor enthusiasm for artificial intelligence (AI)/machine learning, and growing optimism of a soft landing for the U.S. economy. Despite tepid corporate earnings growth, the S&P 500 Index’s concentrated rally was overwhelmingly driven by the “Magnificent Seven” technology-focused companies within the IT, communication services, and consumer discretionary sectors. During 2023, the Magnificent Seven stocks generated earnings growth of 33% while the other 493 constituents of the S&P 500 Index cumulatively produced earnings growth of -5%. Over the 12-month period, large caps outperformed small caps and growth outperformed value.

Ten largest holdings (%) as of March 31, 2024[1]
Microsoft Corp.	6.95
Apple, Inc.	5.53
NVIDIA Corp.	4.96
Amazon.com, Inc.	3.66
Meta Platforms, Inc. Class A	2.37
Alphabet, Inc. Class A	1.98
Berkshire Hathaway, Inc. Class B	1.70
Alphabet, Inc. Class C	1.67
Eli Lilly & Co.	1.38
Broadcom, Inc.	1.30

[1]	Figures represent the percentage of the Fund’s net assets. Holdings are subject to change and may have changed since the date specified.
The Fund’s periodic rebalancing aligned with the changing weights and constituents of the S&P 500 Index.
The objective of the Fund is to replicate the performance of the S&P 500 Index before fees and expenses. The portfolio management team uses an investment process designed with the goal of controlling trading and implementation costs and reducing tracking error as much as possible. The portfolio holdings will be highly reflective of the index composition, and the strategy’s performance should closely align with that of the index. Periodic rebalancing takes place to reflect the frequently changing weights and constituents of the index. Consistent with its objective, during the period, the Fund performed closely in line with the return of the benchmark before fees and expenses.
Sector allocation as of March 31, 2024[1]

[1]	Figures represent the percentage of the Fund’s long-term investments. Allocations are subject to change and may have changed since the date specified.
The utilities and consumer staples sectors produced the lowest returns.
Utilities and consumer staples stocks struggled amid an environment of elevated inflation, higher interest rates, and tighter credit conditions. Within utilities, approximately 53% of the holdings had negative returns, including seven that were down double digits over the 10-month period. Within consumer staples, roughly half of the holdings had negative returns, including 11 that suffered double-digit losses.
The communication services and IT sectors led the S&P 500 Index.
In the aftermath of 2022’s rising-rate-driven sell-off, many mega-cap IT and semiconductor-related stocks have rallied sharply over optimism about AI/machine learning. Within the communication services sector, more than half of companies finished with gains, including 13 that were up double digits, led by Meta Platforms’ triple-digit return. Within IT,

8 | Allspring Index Fund

Performance highlights (unaudited)
approximately 75% of companies finished with gains, led by NVIDIA Corp. and Broadcom, Inc., with both generating triple-digit returns.
The U.S. economy appears to be approaching a soft landing and will likely continue outperforming other developed markets.
As we enter the second quarter of 2024, the lagged effects of tighter monetary policy and a withdrawal of COVID-19 fiscal stimulus are weighing on global growth. Gross domestic product growth is decelerating or stagnant across most developed and emerging markets, but most major economies should avoid a hard landing in 2024. Higher short-term rates haven’t fully tamed inflation in the U.S., but core inflation remains on a downward trend. A resilient U.S. economy appears to be approaching a soft/no landing and will likely continue outperforming other developed markets.
The U.S. futures markets indicate reduced expectations of rate cuts from the Fed, with current expectations reflecting approximately 70 basis points (bps; 100 bps equal 1.00%) of rate cuts versus 100 bps at the start of the year. The labor market remains healthy, with strong employment gains and contained wage inflation. However, hotter-than-expected inflation reports in January and February leave investors and central banks concerned about the stickiness of inflation and the need to keep rates higher for longer. The rebound in oil prices and elevated geopolitical concerns add further pressure to the inflation narrative. Therefore, the inflation side of the Fed’s mandate is likely to remain in focus. Without a significant deterioration in the labor market, the U.S. rate cut cycle likely gets further delayed or reduced.
Currently, consensus expectations for 2024 S&P 500 Index earnings growth are forecast at+11%. However, valuations are stretched relative to historical norms and implied volatility is relatively low. After the concentrated mega-cap rally of 2023 and early 2024, equity markets are likely to be defined by slowing global economic growth, single-digit earnings growth, and a broadening of returns. Volatility is likely amid a highly contentious U.S. presidential election year and ongoing geopolitical tensions surrounding Ukraine, the Middle East, and Taiwan. Additionally, the Magnificent Seven are coming under increasing antitrust scrutiny from regulators around the globe. We currently anticipate volatile and range-bound markets, but there are potential positive catalysts from decelerating inflation, a resilient U.S. jobs market, improving corporate earnings, and a broadening of market returns.

Allspring Index Fund | 9

Fund expenses (unaudited)
Fund expenses
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from October 1, 2023 to March 31, 2024.
Actual expenses
The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000= 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.
Hypothetical example for comparison purposes
The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Beginning account value 10-1-2023	Ending account value 3-31-2024	Expenses paid during the period[1]	Annualized net expense ratio
Class A
Actual	$1,000.00	$1,232.26	$2.28	0.41%
Hypothetical (5% return before expenses)	$1,000.00	$1,022.83	$2.06	0.41%
Class C
Actual	$1,000.00	$1,227.57	$6.59	1.19%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.95	$5.97	1.19%
Administrator Class
Actual	$1,000.00	$1,233.34	$1.39	0.25%
Hypothetical (5% return before expenses)	$1,000.00	$1,023.62	$1.26	0.25%

[1]
Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by 182 divided by 366 (to reflect the one-half-year period).

10 | Allspring Index Fund

Portfolio of investments—March 31, 2024
Portfolio of investments

	Shares	Value
Common stocks: 97.94%
Communication services: 8.77%
Diversified telecommunication services: 0.67%
AT&T, Inc.	202,232	$3,559,283
Verizon Communications, Inc.	118,915	4,989,673
		8,548,956
Entertainment: 1.29%
Electronic Arts, Inc.	6,881	912,902
Live Nation Entertainment, Inc.†	4,013	424,455
Netflix, Inc.†	12,240	7,433,719
Take-Two Interactive Software, Inc.†	4,485	665,978
Walt Disney Co.	51,882	6,348,282
Warner Bros Discovery, Inc.†	62,765	547,938
		16,333,274
Interactive media & services: 6.04%
Alphabet, Inc. Class A†	166,679	25,156,861
Alphabet, Inc. Class C†	139,548	21,247,578
Match Group, Inc.†	7,688	278,921
Meta Platforms, Inc. Class A	62,227	30,216,187
		76,899,547
Media: 0.58%
Charter Communications, Inc. Class A†	2,793	811,730
Comcast Corp. Class A	112,074	4,858,408
Fox Corp. Class A	6,768	211,635
Fox Corp. Class B	3,731	106,781
Interpublic Group of Cos., Inc.	10,833	353,481
News Corp. Class A	10,749	281,409
News Corp. Class B	3,243	87,756
Omnicom Group, Inc.	5,600	541,856
Paramount Global Class B	13,646	160,613
		7,413,669
Wireless telecommunication services: 0.19%
T-Mobile U.S., Inc.	14,771	2,410,923
Consumer discretionary: 10.13%
Automobile components: 0.07%
Aptiv PLC†	7,892	628,598
BorgWarner, Inc.	6,499	225,775
		854,373
Automobiles: 1.31%
Ford Motor Co.	110,387	1,465,939
General Motors Co.	32,652	1,480,768
Tesla, Inc.†	78,369	13,776,487
		16,723,194
The accompanying notes are an integral part of these financial statements.
Allspring Index Fund | 11

Portfolio of investments—March 31, 2024

	Shares	Value
Broadline retail: 3.74%
Amazon.com, Inc.†	258,543	$46,635,986
eBay, Inc.	14,680	774,810
Etsy, Inc.†	3,387	232,755
		47,643,551
Distributors: 0.12%
Genuine Parts Co.	3,965	614,298
LKQ Corp.	7,569	404,260
Pool Corp.	1,094	441,429
		1,459,987
Hotels, restaurants & leisure: 2.01%
Airbnb, Inc. Class A†	12,319	2,032,142
Booking Holdings, Inc.	987	3,580,718
Caesars Entertainment, Inc.†	6,101	266,858
Carnival Corp.†	28,496	465,625
Chipotle Mexican Grill, Inc.†	776	2,255,653
Darden Restaurants, Inc.	3,377	564,465
Domino’s Pizza, Inc.	987	490,421
Expedia Group, Inc.†	3,699	509,537
Hilton Worldwide Holdings, Inc.	7,132	1,521,327
Las Vegas Sands Corp.	10,445	540,006
Marriott International, Inc. Class A	6,978	1,760,619
McDonald’s Corp.	20,516	5,784,486
MGM Resorts International†	7,729	364,886
Norwegian Cruise Line Holdings Ltd.†	12,033	251,851
Royal Caribbean Cruises Ltd.†	6,673	927,614
Starbucks Corp.	32,023	2,926,582
Wynn Resorts Ltd.	2,695	275,510
Yum! Brands, Inc.	7,948	1,101,990
		25,620,290
Household durables: 0.38%
D.R. Horton, Inc.	8,447	1,389,954
Garmin Ltd.	4,329	644,458
Lennar Corp. Class A	6,991	1,202,312
Mohawk Industries, Inc.†	1,495	195,681
NVR, Inc.†	90	728,997
PulteGroup, Inc.	5,999	723,599
		4,885,001
Leisure products: 0.02%
Hasbro, Inc.	3,689	208,502
Specialty retail: 2.02%
AutoZone, Inc.†	489	1,541,157
Bath & Body Works, Inc.	6,391	319,678
Best Buy Co., Inc.	5,422	444,766
CarMax, Inc.†	4,467	389,120
The accompanying notes are an integral part of these financial statements.
12 | Allspring Index Fund

Portfolio of investments—March 31, 2024

	Shares	Value
Specialty retail(continued)
Home Depot, Inc.	28,150	$10,798,340
Lowe’s Cos., Inc.	16,267	4,143,693
O’Reilly Automotive, Inc.†	1,671	1,886,358
Ross Stores, Inc.	9,522	1,397,449
TJX Cos., Inc.	32,235	3,269,274
Tractor Supply Co.	3,058	800,340
Ulta Beauty, Inc.†	1,374	718,437
		25,708,612
Textiles, apparel & luxury goods: 0.46%
Deckers Outdoor Corp.†	726	683,355
lululemon athletica, Inc.†	3,248	1,268,831
NIKE, Inc. Class B	34,428	3,235,544
Ralph Lauren Corp.	1,104	207,287
Tapestry, Inc.	6,487	308,003
VF Corp.	9,348	143,398
		5,846,418
Consumer staples: 5.84%
Beverages: 1.38%
Brown-Forman Corp. Class B	5,114	263,985
Coca-Cola Co.	110,056	6,733,226
Constellation Brands, Inc. Class A	4,550	1,236,508
Keurig Dr Pepper, Inc.	29,458	903,477
Molson Coors Beverage Co. Class B	5,237	352,188
Monster Beverage Corp.†	20,894	1,238,596
PepsiCo, Inc.	38,875	6,803,514
		17,531,494
Consumer staples distribution & retail: 1.82%
Costco Wholesale Corp.	12,550	9,194,506
Dollar General Corp.	6,208	968,820
Dollar Tree, Inc.†	5,854	779,460
Kroger Co.	18,720	1,069,474
Sysco Corp.	14,081	1,143,096
Target Corp.	13,058	2,314,008
Walgreens Boots Alliance, Inc.	20,245	439,114
Walmart, Inc.	121,075	7,285,083
		23,193,561
Food products: 0.78%
Archer-Daniels-Midland Co.	15,086	947,552
Bunge Global SA	4,109	421,255
Campbell Soup Co.	5,565	247,364
Conagra Brands, Inc.	13,520	400,733
General Mills, Inc.	16,062	1,123,858
Hershey Co.	4,239	824,486
Hormel Foods Corp.	8,197	285,993
J M Smucker Co.	3,002	377,862
The accompanying notes are an integral part of these financial statements.
Allspring Index Fund | 13

Portfolio of investments—March 31, 2024

	Shares	Value
Food products(continued)
Kellanova	7,460	$427,383
Kraft Heinz Co.	22,550	832,095
Lamb Weston Holdings, Inc.	4,083	434,962
McCormick & Co., Inc.	7,112	546,273
Mondelez International, Inc. Class A	38,084	2,665,880
Tyson Foods, Inc. Class A	8,099	475,654
		10,011,350
Household products: 1.21%
Church & Dwight Co., Inc.	6,969	726,936
Clorox Co.	3,510	537,416
Colgate-Palmolive Co.	23,288	2,097,085
Kimberly-Clark Corp.	9,528	1,232,447
Procter & Gamble Co.	66,553	10,798,224
		15,392,108
Personal care products: 0.16%
Estee Lauder Cos., Inc. Class A	6,588	1,015,540
Kenvue, Inc.	48,748	1,046,132
		2,061,672
Tobacco: 0.49%
Altria Group, Inc.	49,878	2,175,679
Philip Morris International, Inc.	43,910	4,023,034
		6,198,713
Energy: 3.87%
Energy equipment & services: 0.33%
Baker Hughes Co.	28,309	948,352
Halliburton Co.	25,176	992,438
Schlumberger NV	40,373	2,212,844
		4,153,634
Oil, gas & consumable fuels: 3.54%
APA Corp.	10,216	351,226
Chevron Corp.	49,058	7,738,409
ConocoPhillips	33,322	4,241,224
Coterra Energy, Inc.	21,275	593,147
Devon Energy Corp.	18,122	909,362
Diamondback Energy, Inc.	5,062	1,003,137
EOG Resources, Inc.	16,494	2,108,593
EQT Corp.	11,634	431,272
Exxon Mobil Corp.	112,317	13,055,728
Hess Corp.	7,786	1,188,455
Kinder Morgan, Inc.	54,696	1,003,125
Marathon Oil Corp.	16,553	469,112
Marathon Petroleum Corp.	10,409	2,097,413
Occidental Petroleum Corp.	18,616	1,209,854
ONEOK, Inc.	16,477	1,320,961
The accompanying notes are an integral part of these financial statements.
14 | Allspring Index Fund

Portfolio of investments—March 31, 2024

	Shares	Value
Oil, gas & consumable fuels(continued)
Phillips 66	12,162	$1,986,541
Pioneer Natural Resources Co.	6,608	1,734,600
Targa Resources Corp.	6,307	706,321
Valero Energy Corp.	9,629	1,643,574
Williams Cos., Inc.	34,408	1,340,880
		45,132,934
Financials: 12.89%
Banks: 3.30%
Bank of America Corp.	194,735	7,384,351
Citigroup, Inc.	53,828	3,404,083
Citizens Financial Group, Inc.	13,187	478,556
Comerica, Inc.	3,731	205,168
Fifth Third Bancorp	19,265	716,851
Huntington Bancshares, Inc.	40,965	571,462
JPMorgan Chase & Co.	81,770	16,378,531
KeyCorp	26,490	418,807
M&T Bank Corp.	4,699	683,423
PNC Financial Services Group, Inc.	11,258	1,819,293
Regions Financial Corp.	26,135	549,880
Truist Financial Corp.	37,724	1,470,481
U.S. Bancorp	44,039	1,968,543
Wells Fargo & Co.	101,791	5,899,806
		41,949,235
Capital markets: 2.75%
Ameriprise Financial, Inc.	2,834	1,242,539
Bank of New York Mellon Corp.	21,477	1,237,505
BlackRock, Inc.	3,955	3,297,283
Blackstone, Inc.	20,346	2,672,854
Cboe Global Markets, Inc.	2,986	548,618
Charles Schwab Corp.	42,093	3,045,008
CME Group, Inc.	10,182	2,192,083
FactSet Research Systems, Inc.	1,077	489,378
Franklin Resources, Inc.	8,489	238,626
Goldman Sachs Group, Inc.	9,224	3,852,772
Intercontinental Exchange, Inc.	16,196	2,225,816
Invesco Ltd.	12,714	210,925
MarketAxess Holdings, Inc.	1,072	235,036
Moody’s Corp.	4,451	1,749,376
Morgan Stanley	35,434	3,336,465
MSCI, Inc.	2,237	1,253,727
Nasdaq, Inc.	10,748	678,199
Northern Trust Corp.	5,802	515,914
Raymond James Financial, Inc.	5,321	683,323
S&P Global, Inc.	9,088	3,866,490
State Street Corp.	8,540	660,313
T Rowe Price Group, Inc.	6,333	772,119
		35,004,369
The accompanying notes are an integral part of these financial statements.
Allspring Index Fund | 15

Portfolio of investments—March 31, 2024

	Shares	Value
Consumer finance: 0.53%
American Express Co.	16,175	$3,682,886
Capital One Financial Corp.	10,759	1,601,907
Discover Financial Services	7,073	927,200
Synchrony Financial	11,507	496,182
		6,708,175
Financial services: 4.19%
Berkshire Hathaway, Inc. Class B†	51,461	21,640,380
Corpay, Inc.†	2,042	630,039
Fidelity National Information Services, Inc.	16,758	1,243,108
Fiserv, Inc.†	16,976	2,713,104
Global Payments, Inc.	7,365	984,406
Jack Henry & Associates, Inc.	2,061	358,057
Mastercard, Inc. Class A	23,335	11,237,436
PayPal Holdings, Inc.†	30,313	2,030,668
Visa, Inc. Class A	44,734	12,484,365
		53,321,563
Insurance: 2.12%
Aflac, Inc.	14,889	1,278,370
Allstate Corp.	7,425	1,284,599
American International Group, Inc.	19,857	1,552,222
Aon PLC Class A	5,663	1,889,856
Arch Capital Group Ltd.†	10,494	970,065
Arthur J Gallagher & Co.	6,132	1,533,245
Assurant, Inc.	1,469	276,525
Brown & Brown, Inc.	6,681	584,855
Chubb Ltd.	11,463	2,970,407
Cincinnati Financial Corp.	4,441	551,439
Everest Group Ltd.	1,228	488,130
Globe Life, Inc.	2,422	281,848
Hartford Financial Services Group, Inc.	8,443	870,051
Loews Corp.	5,154	403,507
Marsh & McLennan Cos., Inc.	13,916	2,866,418
MetLife, Inc.	17,363	1,286,772
Principal Financial Group, Inc.	6,204	535,467
Progressive Corp.	16,555	3,423,905
Prudential Financial, Inc.	10,211	1,198,771
Travelers Cos., Inc.	6,454	1,485,324
W R Berkley Corp.	5,732	506,938
Willis Towers Watson PLC	2,900	797,500
		27,036,214
Health care: 12.16%
Biotechnology: 1.89%
AbbVie, Inc.	49,937	9,093,528
Amgen, Inc.	15,132	4,302,330
Biogen, Inc.†	4,098	883,652
Gilead Sciences, Inc.	35,242	2,581,476
The accompanying notes are an integral part of these financial statements.
16 | Allspring Index Fund

Portfolio of investments—March 31, 2024

	Shares	Value
Biotechnology(continued)
Incyte Corp.†	5,261	$299,719
Moderna, Inc.†	9,382	999,746
Regeneron Pharmaceuticals, Inc.†	2,988	2,875,920
Vertex Pharmaceuticals, Inc.†	7,289	3,046,875
		24,083,246
Health care equipment & supplies: 2.52%
Abbott Laboratories	49,103	5,581,047
Align Technology, Inc.†	2,015	660,759
Baxter International, Inc.	14,363	613,874
Becton Dickinson & Co.	8,171	2,021,914
Boston Scientific Corp.†	41,436	2,837,952
Cooper Cos., Inc.	5,621	570,307
Dentsply Sirona, Inc.	5,992	198,874
DexCom, Inc.†	10,904	1,512,385
Edwards Lifesciences Corp.†	17,154	1,639,236
GE HealthCare Technologies, Inc.	11,978	1,088,920
Hologic, Inc.†	6,639	517,576
IDEXX Laboratories, Inc.†	2,349	1,268,295
Insulet Corp.†	1,975	338,515
Intuitive Surgical, Inc.†	9,965	3,976,932
Medtronic PLC	37,608	3,277,537
ResMed, Inc.	4,160	823,805
STERIS PLC	2,795	628,372
Stryker Corp.	9,564	3,422,669
Teleflex, Inc.	1,329	300,580
Zimmer Biomet Holdings, Inc.	5,911	780,134
		32,059,683
Health care providers & services: 2.58%
Cardinal Health, Inc.	6,880	769,872
Cencora, Inc.	4,683	1,137,922
Centene Corp.†	15,117	1,186,382
Cigna Group	8,273	3,004,671
CVS Health Corp.	35,594	2,838,977
DaVita, Inc.†	1,524	210,388
Elevance Health, Inc.	6,646	3,446,217
HCA Healthcare, Inc.	5,602	1,868,435
Henry Schein, Inc.†	3,675	277,536
Humana, Inc.	3,457	1,198,611
Laboratory Corp. of America Holdings	2,401	524,523
McKesson Corp.	3,717	1,995,472
Molina Healthcare, Inc.†	1,640	673,761
Quest Diagnostics, Inc.	3,140	417,965
UnitedHealth Group, Inc.	26,161	12,941,847
Universal Health Services, Inc. Class B	1,726	314,926
		32,807,505
The accompanying notes are an integral part of these financial statements.
Allspring Index Fund | 17

Portfolio of investments—March 31, 2024

	Shares	Value
Life sciences tools & services: 1.38%
Agilent Technologies, Inc.	8,288	$1,205,987
Bio-Rad Laboratories, Inc. Class A†	592	204,755
Bio-Techne Corp.	4,446	312,954
Charles River Laboratories International, Inc.†	1,451	393,149
Danaher Corp.	18,601	4,645,042
Illumina, Inc.†	4,492	616,841
IQVIA Holdings, Inc.†	5,162	1,305,418
Mettler-Toledo International, Inc.†	608	809,424
Revvity, Inc.	3,490	366,450
Thermo Fisher Scientific, Inc.	10,928	6,351,463
Waters Corp.†	1,672	575,553
West Pharmaceutical Services, Inc.	2,093	828,221
		17,615,257
Pharmaceuticals: 3.79%
Bristol-Myers Squibb Co.	57,552	3,121,045
Catalent, Inc.†	5,112	288,572
Eli Lilly & Co.	22,554	17,546,110
Johnson & Johnson	68,088	10,770,841
Merck & Co., Inc.	71,673	9,457,252
Pfizer, Inc.	159,704	4,431,786
Viatris, Inc.	33,932	405,148
Zoetis, Inc.	12,986	2,197,361
		48,218,115
Industrials: 8.62%
Aerospace & defense: 1.46%
Axon Enterprise, Inc.†	1,992	623,257
Boeing Co.†	16,222	3,130,684
General Dynamics Corp.	6,422	1,814,151
Howmet Aerospace, Inc.	11,064	757,109
Huntington Ingalls Industries, Inc.	1,120	326,446
L3Harris Technologies, Inc.	5,361	1,142,429
Lockheed Martin Corp.	6,083	2,766,974
Northrop Grumman Corp.	3,989	1,909,375
RTX Corp.	37,528	3,660,106
Textron, Inc.	5,544	531,836
TransDigm Group, Inc.	1,573	1,937,307
		18,599,674
Air freight & logistics: 0.45%
CH Robinson Worldwide, Inc.	3,299	251,186
Expeditors International of Washington, Inc.	4,112	499,896
FedEx Corp.	6,503	1,884,179
United Parcel Service, Inc. Class B	20,457	3,040,524
		5,675,785
Building products: 0.50%
A O Smith Corp.	3,474	310,784
The accompanying notes are an integral part of these financial statements.
18 | Allspring Index Fund

Portfolio of investments—March 31, 2024

	Shares	Value
Building products(continued)
Allegion PLC	2,483	$334,485
Builders FirstSource, Inc.†	3,489	727,631
Carrier Global Corp.	23,631	1,373,670
Johnson Controls International PLC	19,276	1,259,109
Masco Corp.	6,216	490,318
Trane Technologies PLC	6,436	1,932,087
		6,428,084
Commercial services & supplies: 0.58%
Cintas Corp.	2,437	1,674,292
Copart, Inc.†	24,715	1,431,493
Republic Services, Inc.	5,785	1,107,480
Rollins, Inc.	7,941	367,430
Veralto Corp.	6,203	549,958
Waste Management, Inc.	10,367	2,209,726
		7,340,379
Construction & engineering: 0.08%
Quanta Services, Inc.	4,109	1,067,518
Electrical equipment: 0.66%
AMETEK, Inc.	6,528	1,193,971
Eaton Corp. PLC	11,294	3,531,408
Emerson Electric Co.	16,170	1,834,001
Generac Holdings, Inc.†	1,738	219,231
Hubbell, Inc.	1,517	629,631
Rockwell Automation, Inc.	3,241	944,201
		8,352,443
Ground transportation: 1.10%
CSX Corp.	55,893	2,071,954
J.B. Hunt Transport Services, Inc.	2,306	459,470
Norfolk Southern Corp.	6,389	1,628,364
Old Dominion Freight Line, Inc.	5,062	1,110,147
Uber Technologies, Inc.†	58,205	4,481,203
Union Pacific Corp.	17,247	4,241,555
		13,992,693
Industrial conglomerates: 0.86%
3M Co.	15,633	1,658,192
General Electric Co.	30,783	5,403,340
Honeywell International, Inc.	18,646	3,827,092
		10,888,624
Machinery: 1.80%
Caterpillar, Inc.	14,399	5,276,226
Cummins, Inc.	3,855	1,135,876
Deere & Co.	7,365	3,025,100
Dover Corp.	3,957	701,141
The accompanying notes are an integral part of these financial statements.
Allspring Index Fund | 19

Portfolio of investments—March 31, 2024

	Shares	Value
Machinery(continued)
Fortive Corp.	9,919	$853,232
IDEX Corp.	2,139	521,959
Illinois Tool Works, Inc.	7,691	2,063,726
Ingersoll Rand, Inc.	11,449	1,087,083
Nordson Corp.	1,535	421,419
Otis Worldwide Corp.	11,468	1,138,428
PACCAR, Inc.	14,795	1,832,952
Parker-Hannifin Corp.	3,632	2,018,629
Pentair PLC	4,675	399,432
Snap-on, Inc.	1,493	442,256
Stanley Black & Decker, Inc.	4,336	424,624
Westinghouse Air Brake Technologies Corp.	5,067	738,161
Xylem, Inc.	6,819	881,288
		22,961,532
Passenger airlines: 0.16%
American Airlines Group, Inc.†	18,506	284,067
Delta Air Lines, Inc.	18,112	867,022
Southwest Airlines Co.	16,876	492,610
United Airlines Holdings, Inc.†	9,278	444,231
		2,087,930
Professional services: 0.66%
Automatic Data Processing, Inc.	11,619	2,901,729
Broadridge Financial Solutions, Inc.	3,331	682,389
Ceridian HCM Holding, Inc.†	4,416	292,383
Equifax, Inc.	3,487	932,842
Jacobs Solutions, Inc.	3,554	546,356
Leidos Holdings, Inc.	3,889	509,809
Paychex, Inc.	9,058	1,112,322
Paycom Software, Inc.	1,359	270,455
Robert Half, Inc.	2,945	233,480
Verisk Analytics, Inc.	4,101	966,729
		8,448,494
Trading companies & distributors: 0.31%
Fastenal Co.	16,185	1,248,511
United Rentals, Inc.	1,900	1,370,109
WW Grainger, Inc.	1,249	1,270,608
		3,889,228
Information technology: 28.95%
Communications equipment: 0.79%
Arista Networks, Inc.†	7,127	2,066,688
Cisco Systems, Inc.	114,932	5,736,256
F5, Inc.†	1,663	315,288
Juniper Networks, Inc.	9,105	337,431
Motorola Solutions, Inc.	4,694	1,666,276
		10,121,939
The accompanying notes are an integral part of these financial statements.
20 | Allspring Index Fund

Portfolio of investments—March 31, 2024

	Shares	Value
Electronic equipment, instruments & components: 0.60%
Amphenol Corp. Class A	16,966	$1,957,028
CDW Corp.	3,789	969,151
Corning, Inc.	21,718	715,825
Jabil, Inc.	3,608	483,292
Keysight Technologies, Inc.†	4,940	772,517
TE Connectivity Ltd.	8,734	1,268,526
Teledyne Technologies, Inc.†	1,335	573,142
Trimble, Inc.†	7,036	452,837
Zebra Technologies Corp. Class A†	1,453	437,992
		7,630,310
IT services: 1.14%
Accenture PLC Class A	17,734	6,146,782
Akamai Technologies, Inc.†	4,266	463,970
Cognizant Technology Solutions Corp. Class A	14,086	1,032,363
EPAM Systems, Inc.†	1,632	450,693
Gartner, Inc.†	2,205	1,051,057
International Business Machines Corp.	25,880	4,942,045
VeriSign, Inc.†	2,493	472,449
		14,559,359
Semiconductors & semiconductor equipment: 10.04%
Advanced Micro Devices, Inc.†	45,701	8,248,573
Analog Devices, Inc.	14,024	2,773,807
Applied Materials, Inc.	23,534	4,853,417
Broadcom, Inc.	12,447	16,497,378
Enphase Energy, Inc.†	3,840	464,563
First Solar, Inc.†	3,022	510,114
Intel Corp.	119,586	5,282,114
KLA Corp.	3,825	2,672,030
Lam Research Corp.	3,708	3,602,582
Microchip Technology, Inc.	15,284	1,371,128
Micron Technology, Inc.	31,223	3,680,879
Monolithic Power Systems, Inc.	1,358	919,936
NVIDIA Corp.	69,862	63,124,509
NXP Semiconductors NV	7,291	1,806,491
ON Semiconductor Corp.†	12,087	888,999
Qorvo, Inc.†	2,731	313,601
QUALCOMM, Inc.	31,565	5,343,954
Skyworks Solutions, Inc.	4,532	490,906
Teradyne, Inc.	4,324	487,877
Texas Instruments, Inc.	25,718	4,480,333
		127,813,191
Software: 10.49%
Adobe, Inc.†	12,784	6,450,807
ANSYS, Inc.†	2,458	853,319
Autodesk, Inc.†	6,050	1,575,541
Cadence Design Systems, Inc.†	7,695	2,395,300
The accompanying notes are an integral part of these financial statements.
Allspring Index Fund | 21

Portfolio of investments—March 31, 2024

	Shares	Value
Software(continued)
Fair Isaac Corp.†	703	$878,476
Fortinet, Inc.†	18,027	1,231,424
Gen Digital, Inc.	15,853	355,107
Intuit, Inc.	7,918	5,146,700
Microsoft Corp.	210,164	88,420,198
Oracle Corp.	45,096	5,664,509
Palo Alto Networks, Inc.†	8,918	2,533,871
PTC, Inc.†	3,381	638,806
Roper Technologies, Inc.	3,021	1,694,298
Salesforce, Inc.	27,379	8,246,007
ServiceNow, Inc.†	5,798	4,420,395
Synopsys, Inc.†	4,314	2,465,451
Tyler Technologies, Inc.†	1,191	506,187
		133,476,396
Technology hardware, storage & peripherals: 5.89%
Apple, Inc.	410,556	70,402,143
Hewlett Packard Enterprise Co.	36,769	651,914
HP, Inc.	24,664	745,346
NetApp, Inc.	5,827	611,660
Seagate Technology Holdings PLC	5,511	512,799
Super Micro Computer, Inc.†	1,424	1,438,283
Western Digital Corp.†	9,171	625,829
		74,987,974
Materials: 2.32%
Chemicals: 1.54%
Air Products & Chemicals, Inc.	6,288	1,523,394
Albemarle Corp.	3,319	437,245
Celanese Corp.	2,833	486,879
CF Industries Holdings, Inc.	5,404	449,667
Corteva, Inc.	19,849	1,144,692
Dow, Inc.	19,864	1,150,722
DuPont de Nemours, Inc.	12,165	932,691
Eastman Chemical Co.	3,318	332,530
Ecolab, Inc.	7,178	1,657,400
FMC Corp.	3,529	224,797
International Flavors & Fragrances, Inc.	7,220	620,848
Linde PLC	13,715	6,368,149
LyondellBasell Industries NV Class A	7,240	740,507
Mosaic Co.	9,244	300,060
PPG Industries, Inc.	6,669	966,338
Sherwin-Williams Co.	6,661	2,313,565
		19,649,484
Construction materials: 0.17%
Martin Marietta Materials, Inc.	1,748	1,073,167
Vulcan Materials Co.	3,758	1,025,633
		2,098,800
The accompanying notes are an integral part of these financial statements.
22 | Allspring Index Fund

Portfolio of investments—March 31, 2024

	Shares	Value
Containers & packaging: 0.21%
Amcor PLC	40,880	$388,769
Avery Dennison Corp.	2,278	508,564
Ball Corp.	8,918	600,716
International Paper Co.	9,787	381,889
Packaging Corp. of America	2,516	477,486
Westrock Co.	7,268	359,403
		2,716,827
Metals & mining: 0.40%
Freeport-McMoRan, Inc.	40,559	1,907,084
Newmont Corp.-U.S. Exchange Traded Shares	32,597	1,168,277
Nucor Corp.	6,953	1,375,999
Steel Dynamics, Inc.	4,302	637,685
		5,089,045
Real estate: 2.23%
Health care REITs: 0.18%
Healthpeak Properties, Inc.	20,023	375,431
Ventas, Inc.	11,381	495,529
Welltower, Inc.	15,654	1,462,710
		2,333,670
Hotel & resort REITs: 0.03%
Host Hotels & Resorts, Inc.	19,953	412,628
Industrial REITs : 0.27%
Prologis, Inc.	26,134	3,403,169
Office REITs : 0.07%
Alexandria Real Estate Equities, Inc.	4,454	574,165
Boston Properties, Inc.	4,084	266,726
		840,891
Real estate management & development: 0.15%
CBRE Group, Inc. Class A†	8,411	817,886
CoStar Group, Inc.†	11,550	1,115,730
		1,933,616
Residential REITs : 0.27%
AvalonBay Communities, Inc.	4,012	744,467
Camden Property Trust	3,020	297,168
Equity Residential	9,762	616,080
Essex Property Trust, Inc.	1,816	444,575
Invitation Homes, Inc.	16,270	579,375
Mid-America Apartment Communities, Inc.	3,301	434,345
UDR, Inc.	8,559	320,192
		3,436,202
Retail REITs : 0.28%
Federal Realty Investment Trust	2,078	212,205
The accompanying notes are an integral part of these financial statements.
Allspring Index Fund | 23

Portfolio of investments—March 31, 2024

	Shares	Value
Retail REITs (continued)
Kimco Realty Corp.	18,841	$369,472
Realty Income Corp.	23,522	1,272,540
Regency Centers Corp.	4,646	281,362
Simon Property Group, Inc.	9,218	1,442,525
		3,578,104
Specialized REITs : 0.98%
American Tower Corp.	13,185	2,605,224
Crown Castle, Inc.	12,267	1,298,217
Digital Realty Trust, Inc.	8,566	1,233,847
Equinix, Inc.	2,655	2,191,251
Extra Space Storage, Inc.	5,976	878,472
Iron Mountain, Inc.	8,259	662,454
Public Storage	4,476	1,298,309
SBA Communications Corp.	3,051	661,152
VICI Properties, Inc.	29,261	871,685
Weyerhaeuser Co.	20,640	741,182
		12,441,793
Utilities: 2.16%
Electric utilities: 1.45%
Alliant Energy Corp.	7,218	363,787
American Electric Power Co., Inc.	14,874	1,280,652
Constellation Energy Corp.	9,033	1,669,750
Duke Energy Corp.	21,807	2,108,955
Edison International	10,849	767,350
Entergy Corp.	5,981	632,072
Evergy, Inc.	6,497	346,810
Eversource Energy	9,880	590,528
Exelon Corp.	28,155	1,057,783
FirstEnergy Corp.	14,607	564,122
NextEra Energy, Inc.	58,031	3,708,761
NRG Energy, Inc.	6,386	432,268
PG&E Corp.	60,345	1,011,382
Pinnacle West Capital Corp.	3,207	239,659
PPL Corp.	20,849	573,973
Southern Co.	30,847	2,212,964
Xcel Energy, Inc.	15,608	838,930
		18,399,746
Gas utilities: 0.04%
Atmos Energy Corp.	4,266	507,099
Independent power and renewable electricity producers: 0.03%
AES Corp.	18,940	339,594
Multi-utilities: 0.59%
Ameren Corp.	7,437	550,041
CenterPoint Energy, Inc.	17,854	508,660
CMS Energy Corp.	8,328	502,512
The accompanying notes are an integral part of these financial statements.
24 | Allspring Index Fund

Portfolio of investments—March 31, 2024

	Shares	Value
Multi-utilities(continued)
Consolidated Edison, Inc.	9,764	$886,669
Dominion Energy, Inc.	23,668	1,164,229
DTE Energy Co.	5,839	654,785
NiSource, Inc.	11,693	323,428
Public Service Enterprise Group, Inc.	14,094	941,197
Sempra	17,800	1,278,574
WEC Energy Group, Inc.	8,922	732,675
		7,542,770
Water utilities: 0.05%
American Water Works Co., Inc.	5,507	673,011
Total common stocks (Cost $290,482,033)		1,246,753,127

		Yield
Short-term investments: 1.84%
Investment companies: 1.84%
Allspring Government Money Market Fund Select Class♠∞		5.25%	23,506,827	23,506,827
Total short-term investments (Cost $23,506,827)				23,506,827
Total investments in securities (Cost $313,988,860)	99.78%			1,270,259,954
Other assets and liabilities, net	0.22			2,744,197
Total net assets	100.00%			$1,273,004,151

†	Non-income-earning security
♠	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.
∞	The rate represents the 7-day annualized yield at period end.

Abbreviations:
REIT	Real estate investment trust
Investments in affiliates
An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were affiliates of the Fund at the end of the period were as follows:
	Value, beginning of period	Purchases	Sales proceeds	Net realized gains (losses)	Net change in unrealized gains (losses)	Value, end of period	Shares, end of period	Income from affiliated securities
Short-term investments
Allspring Government Money Market Fund Select Class	$9,092,232	$104,018,077	$(89,603,482)	$0	$0	$23,506,827	23,506,827	$863,062
Futures contracts
Description	Number of contracts	Expiration date	Notional cost	Notional value	Unrealized gains	Unrealized losses
Long
E-Mini S&P 500 Index	99	6-21-2024	$25,947,448	$26,277,075	$329,627	$0
The accompanying notes are an integral part of these financial statements.
Allspring Index Fund | 25

Statement of assets and liabilities—March 31, 2024
Financial statements
Statement of assets and liabilities
Assets
Investments in unaffiliated securities, at value (cost $290,482,033)	$1,246,753,127
Investments in affiliated securities, at value (cost $23,506,827)	23,506,827
Cash	284,327
Cash at broker segregated for futures contracts	1,664,201
Receivable for dividends	907,153
Receivable for Fund shares sold	487,289
Receivable from manager	34,766
Receivable for daily variation margin on open futures contracts	1,237
Prepaid expenses and other assets	412,642
Total assets	1,274,051,569
Liabilities
Payable for Fund shares redeemed	455,497
Shareholder servicing fee payable	215,182
Administration fees payable	189,452
Payable for investments purchased	56,527
Trustees’ fees and expenses payable	5,504
Distribution fee payable	5,290
Accrued expenses and other liabilities	119,966
Total liabilities	1,047,418
Total net assets	$1,273,004,151
Net assets consist of
Paid-in capital	$275,343,637
Total distributable earnings	997,660,514
Total net assets	$1,273,004,151
Computation of net asset value and offering price per share
Net assets–Class A	$865,570,531
Shares outstanding–Class A1	17,394,576
Net asset value per share–Class A	$49.76
Maximum offering price per share – Class A2	$52.80
Net assets–Class C	$8,158,449
Shares outstanding–Class C1	159,252
Net asset value per share–Class C	$51.23
Net assets–Administrator Class	$399,275,171
Shares outstanding–Administrator Class[1]	7,773,034
Net asset value per share–Administrator Class	$51.37
1 The Fund has an unlimited number of authorized shares.
2  Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.
The accompanying notes are an integral part of these financial statements.
26 | Allspring Index Fund

Statement of operations
Statement of operations

	Year Ended March 31, 2024[1]	Year Ended May 31, 2023
Investment income
Dividends (net of foreign withholdings taxes of $4,613 and $5,566, respectively)	$14,546,816	$18,032,298
Income from affiliated securities	863,062	557,908
Interest	61,615	39,238
Total investment income	15,471,493	18,629,444
Expenses
Management fee	1,409,768	1,585,708
Administration fees
Class A	1,308,576	1,504,230
Class C	13,557	18,193
Administrator Class	394,025	446,686
Shareholder servicing fees
Class A	1,628,261	1,790,750
Class C	16,811	21,610
Administrator Class	288,825	313,525
Distribution fee
Class C	50,299	64,607
Custody and accounting fees	29,115	42,743
Professional fees	72,690	82,895
Registration fees	45,661	44,023
Shareholder report expenses	20,835	73,693
Trustees’ fees and expenses	23,938	24,093
Other fees and expenses	21,558	34,792
Total expenses	5,323,919	6,047,548
Less: Fee waivers and/or expense reimbursements
Fund-level	(1,358,308)	(1,597,422)
Class A	(386,189)	(285,888)
Class C	(2,321)	(2,686)
Administrator Class	(3,085)	(503)
Net expenses	3,574,016	4,161,049
Net investment income	11,897,477	14,468,395
1 For the ten months ended March 31, 2024. The Fund changed its fiscal year end from May 31 to March 31, effective March 31, 2024.
The accompanying notes are an integral part of these financial statements.
Allspring Index Fund | 27

Statement of operations
Statement of operations

	Year Ended March 31, 2024[1]	Year Ended May 31, 2023
Realized and unrealized gains (losses) on investments
Net realized gain (losses) on
Unaffiliated securities	$74,187,479	$45,332,839
Futures contracts	4,904,295	(870,611)
Net realized gains on investments	79,091,774	44,462,228
Net change in unrealized gains (losses) on
Unaffiliated securities	187,784,782	(36,262,143)
Futures contracts	(494,161)	823,788
Net change in unrealized gains (losses) on investments	187,290,621	(35,438,355)
Net realized and unrealized gains (losses) on investments	266,382,395	9,023,873
Net increase in net assets resulting from operations	$278,279,872	$23,492,268
1 For the ten months ended March 31, 2024. The Fund changed its fiscal year end from May 31 to March 31, effective March 31, 2024.
The accompanying notes are an integral part of these financial statements.
28 | Allspring Index Fund

Statement of changes in net assets
Statement of changes in net assets
	Year ended March 31, 2024[1]		Year ended May 31, 2023		Year ended May 31, 2022
Operations
Net investment income		$11,897,477		$14,468,395		$12,547,735
Net realized gains on investments		79,091,774		44,462,228		112,329,479
Net change in unrealized gains (losses) on investments		187,290,621		(35,438,355)		(127,015,918)
Net increase (decrease) in net assets resulting from operations		278,279,872		23,492,268		(2,138,704)
Distributions to shareholders from
Net investment income and net realized gains
Class A		(58,094,954)		(66,804,712)		(77,882,126)
Class C		(511,857)		(709,270)		(1,006,598)
Administrator Class		(26,486,605)		(31,911,691)		(38,543,455)
Total distributions to shareholders		(85,093,416)		(99,425,673)		(117,432,179)
Capital share transactions	Shares		Shares		Shares
Proceeds from shares sold
Class A	479,699	21,998,416	343,612	14,395,854	434,540	22,338,966
Class C	14,663	687,302	14,778	630,451	20,668	1,096,073
Administrator Class	544,497	25,679,986	630,351	27,092,159	541,048	28,070,542
		48,365,704		42,118,464		51,505,581
Reinvestment of distributions
Class A	1,275,952	56,439,623	1,593,378	64,771,802	1,474,352	75,486,719
Class C	11,005	498,041	14,928	622,969	16,134	841,241
Administrator Class	539,862	24,668,270	714,595	29,898,702	682,313	35,905,912
		81,605,934		95,293,473		112,233,872
Payment for shares redeemed
Class A	(1,543,727)	(70,446,303)	(1,723,965)	(72,102,795)	(1,599,593)	(81,454,786)
Class C	(45,511)	(2,174,639)	(77,218)	(3,317,859)	(54,965)	(2,849,529)
Administrator Class	(1,348,411)	(63,064,682)	(1,224,463)	(52,955,693)	(1,365,467)	(70,021,494)
		(135,685,624)		(128,376,347)		(154,325,809)
Net increase (decrease) in net assets resulting from capital share transactions		(5,713,986)		9,035,590		9,413,644
Total increase (decrease) in net assets		187,472,470		(66,897,815)		(110,157,239)
Net assets
Beginning of period		1,085,531,681		1,152,429,496		1,262,586,735
End of period		$1,273,004,151		$1,085,531,681		$1,152,429,496
1 For the ten months ended March 31, 2024. The Fund changed its fiscal year end from May 31 to March 31, effective March 31, 2024.
The accompanying notes are an integral part of these financial statements.
Allspring Index Fund | 29

Financial highlights
Financial highlights

(For a share outstanding throughout each period)

	Year ended March 31 2024[1]	Year ended May 31
Class A		2023	2022	2021	2020	2019
Net asset value, beginning of period	$42.33	$45.49	$50.17	$41.27	$49.48	$63.35
Net investment income	0.45 [2]	0.55 [2]	0.46	0.48	0.65	0.82
Net realized and unrealized gains (losses) on investments	10.45	0.36	(0.33)	14.92	5.82	0.54
Total from investment operations	10.90	0.91	0.13	15.40	6.47	1.36
Distributions to shareholders from
Net investment income	(0.54)	(0.53)	(0.46)	(0.57)	(0.67)	(0.90)
Net realized gains	(2.93)	(3.54)	(4.35)	(5.93)	(14.01)	(14.33)
Total distributions to shareholders	(3.47)	(4.07)	(4.81)	(6.50)	(14.68)	(15.23)
Net asset value, end of period	$49.76	$42.33	$45.49	$50.17	$41.27	$49.48
Total return[3]	26.86%	2.45%	(0.74)%	39.71%	12.02%	3.32%
Ratios to average net assets (annualized)
Gross expenses	0.62%	0.64%	0.63%*	0.65%*	0.67%*	0.65%*
Net expenses	0.42%	0.45%	0.44%*	0.44%*	0.44%*	0.45%*
Net investment income	1.19%	1.30%	0.92%*	1.08%*	1.47%*	1.51%*
Supplemental data
Portfolio turnover rate	2%	2%	2%[4]	4%[4]	3%[4]	4%[4]
Net assets, end of period (000s omitted)	$865,571	$727,314	$771,925	$835,781	$660,101	$676,511

*	Ratios include net expenses allocated from the affiliated Master Portfolio which were as follows:

Year ended May 31, 2022	0.11%
Year ended May 31, 2021	0.11%
Year ended May 31, 2020	0.12%
Year ended May 31, 2019	0.11%

[1]	For the ten months ended March 31, 2024. The Fund changed its fiscal year end from May 31 to March 31, effective March 31, 2024.
[2]	Calculated based upon average shares outstanding
[3]	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.
[4]
Portfolio turnover rate is calculated by multiplying the affiliated Master Portfolio’s percentage of the Fund’s total investment in securities at the end of the period by the affiliated Master Portfolio’s portfolio turnover rate.

The accompanying notes are an integral part of these financial statements.
30 | Allspring Index Fund

Financial highlights

(For a share outstanding throughout each period)

	Year ended March 31 2024[1]	Year ended May 31
Class C		2023	2022	2021	2020	2019
Net asset value, beginning of period	$43.44	$46.50	$51.19	$41.90	$50.02	$63.67
Net investment income	0.16 [2]	0.23 [2]	0.08 [2]	0.16 [2]	0.30	0.46 [2]
Net realized and unrealized gains (losses) on investments	10.74	0.40	(0.37)	15.21	5.84	0.52
Total from investment operations	10.90	0.63	(0.29)	15.37	6.14	0.98
Distributions to shareholders from
Net investment income	(0.18)	(0.15)	(0.05)	(0.15)	(0.25)	(0.30)
Net realized gains	(2.93)	(3.54)	(4.35)	(5.93)	(14.01)	(14.33)
Total distributions to shareholders	(3.11)	(3.69)	(4.40)	(6.08)	(14.26)	(14.63)
Net asset value, end of period	$51.23	$43.44	$46.50	$51.19	$41.90	$50.02
Total return[3]	26.06%	1.69%	(1.48)%	38.83%	11.17%	2.54%
Ratios to average net assets (annualized)
Gross expenses	1.36%	1.38%	1.37%*	1.40%*	1.42%*	1.39%*
Net expenses	1.19%	1.20%	1.20%*	1.20%*	1.20%*	1.20%*
Net investment income	0.42%	0.54%	0.16%*	0.34%*	0.72%*	0.77%*
Supplemental data
Portfolio turnover rate	2%	2%	2%[4]	4%[4]	3%[4]	4%[4]
Net assets, end of period (000s omitted)	$8,158	$7,780	$10,538	$12,530	$16,103	$19,146

*	Ratios include net expenses allocated from the affiliated Master Portfolio which were as follows:

Year ended May 31, 2022	0.11%
Year ended May 31, 2021	0.11%
Year ended May 31, 2020	0.12%
Year ended May 31, 2019	0.11%

[1]	For the ten months ended March 31, 2024. The Fund changed its fiscal year end from May 31 to March 31, effective March 31, 2024.
[2]	Calculated based upon average shares outstanding
[3]	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.
[4]
Portfolio turnover rate is calculated by multiplying the affiliated Master Portfolio’s percentage of the Fund’s total investment in securities at the end of the period by the affiliated Master Portfolio’s portfolio turnover rate.

The accompanying notes are an integral part of these financial statements.
Allspring Index Fund | 31

Financial highlights

(For a share outstanding throughout each period)

	Year ended March 31 2024[1]	Year ended May 31
Administrator Class		2023	2022	2021	2020	2019
Net asset value, beginning of period	$43.60	$46.73	$51.41	$42.15	$50.24	$64.04
Net investment income	0.53 [2]	0.65 [2]	0.58	0.58	0.81	1.02 [2]
Net realized and unrealized gains (losses) on investments	10.79	0.37	(0.36)	15.26	5.85	0.48
Total from investment operations	11.32	1.02	0.22	15.84	6.66	1.50
Distributions to shareholders from
Net investment income	(0.62)	(0.61)	(0.55)	(0.65)	(0.74)	(0.97)
Net realized gains	(2.93)	(3.54)	(4.35)	(5.93)	(14.01)	(14.33)
Total distributions to shareholders	(3.55)	(4.15)	(4.90)	(6.58)	(14.75)	(15.30)
Net asset value, end of period	$51.37	$43.60	$46.73	$51.41	$42.15	$50.24
Total return[3]	27.07%	2.65%	(0.55)%	39.97%	12.25%	3.52%
Ratios to average net assets (annualized)
Gross expenses	0.39%	0.40%	0.37%*	0.42%*	0.44%*	0.41%*
Net expenses	0.25%	0.25%	0.25%*	0.25%*	0.25%*	0.25%*
Net investment income	1.36%	1.49%	1.11%*	1.28%*	1.67%*	1.72%*
Supplemental data
Portfolio turnover rate	2%	2%	2%[4]	4%[4]	3%[4]	4%[4]
Net assets, end of period (000s omitted)	$399,275	$350,438	$369,967	$414,276	$343,609	$460,934

*	Ratios include net expenses allocated from the affiliated Master Portfolio which were as follows:

Year ended May 31, 2022	0.11%
Year ended May 31, 2021	0.11%
Year ended May 31, 2020	0.12%
Year ended May 31, 2019	0.11%

[1]	For the ten months ended March 31, 2024. The Fund changed its fiscal year end from May 31 to March 31, effective March 31, 2024.
[2]	Calculated based upon average shares outstanding
[3]	Returns for periods of less than one year are not annualized.
[4]
Portfolio turnover rate is calculated by multiplying the affiliated Master Portfolio’s percentage of the Fund’s total investment in securities at the end of the period by the affiliated Master Portfolio’s portfolio turnover rate.

The accompanying notes are an integral part of these financial statements.
32 | Allspring Index Fund

Notes to financial statements
Notes to financial statements
1.
ORGANIZATION
Allspring Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Allspring Index Fund (the “Fund”) which is a diversified series of the Trust.
During the period, the Fund changed its fiscal year end from May 31 to March 31, effective March 31, 2024. Accordingly, this report includes activity for the period from June 1, 2023 to March 31, 2024.
2.
SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
Securities valuation
All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.
Equity securities, exchange-traded funds and futures contracts that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price.
Investments in registered open-end investment companies (other than those listed on a foreign or domestic exchange or market) are valued at net asset value.
Investments which are not valued using the methods discussed above are valued at their fair value, as determined in good faith by Allspring Funds Management, LLC (“Allspring Funds Management”), which was named the valuation designee by the Board of Trustees. As the valuation designee, Allspring Funds Management is responsible for day-to-day valuation activities for the Allspring Funds. In connection with these responsibilities, Allspring Funds Management has established a Valuation Committee and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities. On a quarterly basis, the Board of Trustees receives reports of valuation actions taken by the Valuation Committee. On at least an annual basis, the Board of Trustees receives an assessment of the adequacy and effectiveness of Allspring Funds Management’s process for determining the fair value of the portfolio of investments.
Futures contracts
Futures contracts are agreements between the Fund and a counterparty to buy or sell a specific amount of a commodity, financial instrument or currency at a specified price and on a specified date. The Fund may buy and sell futures contracts in order to gain exposure to, or protect against, changes in security values and is subject to equity price risk. The primary risks associated with the use of futures contracts are the imperfect correlation between changes in market values of securities held by the Fund and the prices of futures contracts, and the possibility of an illiquid market. Futures contracts are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange. With futures contracts, there is minimal counterparty risk to the Fund since futures contracts are exchange-traded and the exchange’s clearinghouse, as the counterparty to all exchange-traded futures, guarantees the futures contracts against default.
Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) with the broker in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are paid to or received from the broker each day equal to the daily changes in the contract value. Such payments are recorded as unrealized gains or losses and, if any, shown as variation margin receivable (payable) in the Statement of Assets and Liabilities. Should the Fund fail to make requested variation margin payments, the broker can gain access to the initial margin to satisfy the Fund’s payment obligations. When the contracts are closed, a realized gain or loss is recorded in the Statement of Operations.
Security transactions and income recognition
Securities transactions are recorded on a trade date basis.  Realized gains or losses are recorded on the basis of identified cost.
Dividend income is recognized on the ex-dividend date. Dividend income is recorded net of foreign taxes withheld where recovery of such taxes is not assured.
Interest earned on cash balances held at the custodian is recorded as interest income.
Distributions received from REIT investments may be characterized as ordinary income, capital gains, or a return of capital to the Fund based on information provided by the REIT. The proper characterization of REIT distributions is generally not known until after the end of each calendar year. As such, estimates may be used in reporting the character of income and distributions for financial statement purposes.
Allspring Index Fund | 33

Notes to financial statements
Distributions to shareholders
Distributions to shareholders from net investment income and any net realized gains are recorded on the ex-dividend date and paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.
Federal and other taxes
The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable  income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.
The Fund’s income and federal excise tax returns and all financial records supporting those returns for the are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s  tax positions taken on federal, state, and foreign tax returns, as applicable, for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.
As of March 31, 2024, the aggregate cost of all investments for federal income tax purposes was $314,429,997 and the unrealized gains (losses) consisted of:
Gross unrealized gains	$970,296,551
Gross unrealized losses	(14,136,967)
Net unrealized gains	$956,159,584
Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share.  At March 31, 2024, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:
Paid-in capital	Total distributable earnings
$(4,909)	$4,909
Class allocations
The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common fund-level expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.
3.
FAIR VALUATION MEASUREMENTS
Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:
•Level 1—quoted prices in active markets for identical securities
•Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.
34 | Allspring Index Fund

Notes to financial statements
The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of March 31, 2024:
	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:
Common stocks
Communication services	$111,606,369	$0	$0	$111,606,369
Consumer discretionary	128,949,928	0	0	128,949,928
Consumer staples	74,388,898	0	0	74,388,898
Energy	49,286,568	0	0	49,286,568
Financials	164,019,556	0	0	164,019,556
Health care	154,783,806	0	0	154,783,806
Industrials	109,732,384	0	0	109,732,384
Information technology	368,589,169	0	0	368,589,169
Materials	29,554,156	0	0	29,554,156
Real estate	28,380,073	0	0	28,380,073
Utilities	27,462,220	0	0	27,462,220
Short-term investments
Investment companies	23,506,827	0	0	23,506,827
	1,270,259,954	0	0	1,270,259,954
Futures contracts	329,627	0	0	329,627
Total assets	$1,270,589,581	$0	$0	$1,270,589,581
Futures contracts are reported at their cumulative unrealized gains (losses) at measurement date as reported in the table following the Portfolio of Investments. For futures contracts, the current day’s variation margin is reported on the Statement of Assets and Liabilities. All other assets and liabilities are reported at their market value at measurement date.
Additional sector, industry or geographic detail, if any, is included in the Portfolio of Investments.
At March 31, 2024, the Fund did not have any transfers into/out of Level 3.
4.
TRANSACTIONS WITH AFFILIATES
Management fee
Allspring Funds Management, a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P., is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Allspring Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser and providing fund-level administrative services in connection with the Fund’s operations. As compensation for its services under the investment management agreement, Allspring Funds Management is entitled to receive a management fee at the following annual rate based on the Fund’s average daily net assets:
Average daily net assets	Management fee
First $1 billion	0.150%
Next $4 billion	0.125
Next $5 billion	0.090
Over $10 billion	0.080
For the ten months ended March 31, 2024, the management fee was equivalent to an annual rate of 0.15% of the Fund’s average daily net assets.
Allspring Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Allspring Funds Management. Allspring Global Investments, LLC, an affiliate of Allspring Funds Management and a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, is the subadviser to the Fund and is entitled to receive a fee from Allspring Funds Management at an annual rate starting at 0.05% and declining to 0.02% as the average daily net assets of the Fund increase.
Administration fees
Under a class-level administration agreement, Allspring Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As
Allspring Index Fund | 35

Notes to financial statements
compensation for its services under the class-level administration agreement, Allspring Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:
Class-level administration fee
Class A	0.20%
Class C	0.20
Administrator Class	0.13
Prior to June 30, 2023, the class-level administration fee for Class A and Class C was 0.21% of its respective average daily net assets.
Waivers and/or expense reimbursements
Allspring Funds Management has contractually committed to waive and/or reimburse management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Allspring Funds Management will waive fees and/or reimburse expenses from fund-level expenses on a proportionate basis and then from class specific expenses. When only certain classes exceed their expense caps, waivers and/or reimbursements are applied against class specific expenses before fund-level expenses. Allspring Funds Management has contractually committed through September 30, 2024 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. As of March 31, 2024, the contractual caps are as follows:

EXPENSE RATIO CAPS
Class A	0.44%
Class C	1.19
Administrator Class	0.25
Prior to June 30, 2023, the Fund’s expenses were capped at 0.45% for Class A shares and 1.20% for Class C shares.
Distribution fee
The Trust has adopted a distribution plan for Class C shares pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Class C shares and paid to Allspring Funds Distributor, LLC (“Allspring Funds Distributor”), the principal underwriter, an affiliate of Allspring Funds Management, at an annual rate up to 0.75% of the average daily net assets of Class C shares.
In addition, Allspring Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Allspring Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the ten months ended March 31, 2024, Allspring Funds Distributor received $3,193 from the sale of Class A shares. No contingent deferred sales charges were incurred by Class A and Class C shares for the ten months ended March 31, 2024.
Shareholder servicing fees
The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A and Class C shares are charged a fee at an annual rate up to 0.25% of the average daily net assets of each respective class. Administrator Class is charged a fee at an annual rate up to 0.10% of its average daily net assets. A portion of these total shareholder servicing fees were paid to affiliates of the Fund.
Interfund transactions
The Fund may purchase or sell portfolio investment securities to certain affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices. Pursuant to these procedures, the Fund did not have any interfund transactions during the ten months ended March 31, 2024.
5.
INVESTMENT PORTFOLIO TRANSACTIONS
Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the ten months ended March 31, 2024 were $26,641,757 and $115,004,124, respectively.
Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended May 31, 2023 were $20,605,236 and $86,120,557, respectively.
6.
DERIVATIVE TRANSACTIONS
During the ten months ended March 31, 2024, the Fund entered into futures contracts to gain market exposure. The Fund had an average notional amount of $21,635,260 in long futures contracts during the ten months ended March 31, 2024.
36 | Allspring Index Fund

Notes to financial statements
The fair value, realized gains or losses and change in unrealized gains or losses, if any, on derivative instruments are reflected in the corresponding financial statement captions.
7.
BANK BORROWINGS
The Trust (excluding the money market funds), Allspring Master Trust and Allspring Variable Trust are parties to a $350,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate or the overnight bank funding rate in effect on that day plus a spread. In addition, an annual commitment fee based on the unused balance is allocated to each participating fund.
For the ten months ended March 31, 2024, there were no borrowings by the Fund under the agreement.
8.
DISTRIBUTIONS TO SHAREHOLDERS
The tax character of distributions paid during the ten months ended March 31, 2024, and years ended May 31, 2023 and 2022 were as follows:
		Year ended May 31
	Year ended March 31, 2024	2023	2022
Ordinary income	$14,361,041	$14,252,909	$18,177,161
Long-term capital gain	70,732,375	85,172,764	99,255,018
As of March 31, 2024, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income	Undistributed long-term gain	Unrealized gains
$10,995,608	$30,515,624	$956,159,584
9.
CONCENTRATION  RISKS
As of the end of the period, the Fund concentrated its portfolio of investments in the information technology sector. A fund that invests a substantial portion of its assets in any sector may be more affected by changes in that sector than would be a fund whose investments are not heavily weighted in any sector.
10.INDEMNIFICATION
Under the Fund’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Fund. The Fund has entered into a separate agreement with each Trustee that converts indemnification rights currently existing under the Fund’s organizational documents into contractual rights that cannot be changed in the future without the consent of the Trustee. Additionally, in the normal course of business, the Fund may enter into contracts with service providers that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.
Allspring Index Fund | 37

Report of independent registered public accounting firm
To the Shareholders of the Fund and Board of Trustees
Allspring Funds Trust:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Allspring Index Fund (the Fund), one of the funds constituting Allspring Funds Trust, including the portfolio of investments, as of March 31, 2024, the related statements of operations for the period from June 1, 2023 to March 31, 2024 and for the year ended May 31, 2023, the statements of changes in net assets for the period from June 1, 2023 to March 31, 2024 and for each of the years in the two-year period ended May 31, 2023, and the related notes (collectively, the financial statements) and the financial highlights for the period from June 1, 2023 to March 31, 2024 and for each of the years in the five-year period ended May 31, 2023. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of March 31, 2024, the results of its operations for the period from June 1, 2023 to March 31, 2024 and for the year ended May 31, 2023, the changes in its net assets for the period from June 1, 2023 to March 31, 2024 and for each of the years in the two-year period ended May 31, 2023, and the financial highlights for the period from June 1, 2023 to March 31, 2024 and for each of the years in the five-year period ended May 31, 2023, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of March 31, 2024, by correspondence with the custodian, transfer agent and brokers, or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have not been able to determine the specific year that we began serving as the auditor of one or more Allspring Funds investment companies; however, we are aware that we have served as the auditor of one or more Allspring Funds investment companies since at least 1955.
Boston, Massachusetts
May 23, 2024
38 | Allspring Index Fund

Other information (unaudited)
Other information
Tax information
For corporate shareholders, pursuant to Section 854 of the Internal Revenue Code, 80% of ordinary income dividends qualify for the corporate dividends-received deduction for the fiscal year ended March 31, 2024.
Pursuant to Section 852 of the Internal Revenue Code, $70,732,375 was designated as a 20% rate gain distribution for the fiscal year ended
March 31, 2024.
Pursuant to Section 854 of the Internal Revenue Code, $11,759,969 of income dividends paid during the fiscal year ended March 31, 2024 has been designated as qualified dividend income (QDI).
For the fiscal year ended March 31, 2024, $689,498 has been designated as interest-related dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.
For the fiscal year ended March 31, 2024, $7,778,858 has been designated as short-term capital gain dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.
Proxy voting information
A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-866-259-3305, visiting our website at allspringglobal.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at allspringglobal.com or by visiting the SEC website at sec.gov.
Quarterly portfolio holdings information
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the SEC website at sec.gov.

Allspring Index Fund | 39

Other information (unaudited)
Board of trustees and officers
Each of the Trustees and Officers listed in the table below acts in identical capacities for each fund in the Allspring family of funds, which consists of 100 mutual funds comprising the Allspring Funds Trust, Allspring Variable Trust, Allspring Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information†. The mailing address of each Trustee and Officer is 1415 Vantage Park Drive, 3rd Floor, Charlotte, NC 28203. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.
Independent Trustees
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015
Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong
Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of
Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International
Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life
Insurance Company. Serves on the Investment Company Institute’s Board of Governors since
2022 and Executive Committee since 2023 as well as the Vice Chairman of the Governing Council of the Independent Directors Council since 2023. Audit Committee Chair and Investment
Committee Chair of the Vincent Memorial Hospital Foundation (non-profit organization). Mr.
Ebsworth is a CFA charterholder.
N/A
Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since January 2018#
Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning
Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens &
Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead
Independent Director and chair of the Audit Committee. Board member of the Russell Exchange
Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is also an inactive Chartered Financial Analyst.
N/A
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009; Audit Committee Chair, since 2019
Retired. Member of the Advisory Board of CEF of East Central Florida. Chairman of the Board of
CIGNA Corporation from 2009 to 2021, and Director from 2005 to 2008. From 2003 to 2011,
Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and
Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to
2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the
Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory board of
Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Advisory Board Member, Fellowship of Christian Athletes. Mr. Harris is a certified public accountant (inactive status).
N/A
David F. Larcker (Born 1950)	Trustee, since 2009
Distinguished Visiting Fellow at the Hoover Institution since 2022. James Irvin Miller Professor of
Accounting at the Graduate School of Business (Emeritus), Stanford University, Director of the
Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate
Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of
Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The
Wharton School, University of Pennsylvania from 1985 to 2005.
N/A
Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chair, since 2018
International Foundation of Employee Benefit Plans Professor since 1993, Wharton School of the
University of Pennsylvania. Director of Wharton’s Pension Research Council and Boettner Center
on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic
Research. Previously taught at Cornell University from 1978 to 1993.
N/A
* Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.
#  Ms. Freeman will serve as Chair Liaison through June 2024, at which time Ms. Wheelock will assume the role.
†
The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at allspringglobal.com.

40 | Allspring Index Fund

Other information (unaudited)
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Timothy J. Penny (Born 1951)	Trustee, since 1996; Chair, since 2018
President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Vice Chair of the Economic Club of Minnesota, since 2007. Co-Chair of the Committee for a Responsible Federal Budget, since 1995. Member of the Board of Trustees of
NorthStar Education Finance, Inc., a non-profit organization, from 2007-2022. Senior Fellow of the University of Minnesota Humphrey Institute from 1995 to 2017.
N/A
James G. Polisson (Born 1959)	Trustee, since 2018
Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to
2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell
Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays
Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays
Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-
profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of
Columbia Bar Associations.
N/A
Pamela Wheelock (Born 1959)	Trustee, since January 2020; previously Trustee from January 2018 to July 2019#
Retired. Executive and Senior Financial leadership positions in the public, private and nonprofit sectors. Interim President and CEO, McKnight Foundation, 2020. Interim Commissioner,
Minnesota Department of Human Services, 2019. Chief Operating Officer, Twin Cities Habitat for
Humanity, 2017-2019. Vice President for University Services, University of Minnesota, 2012-
2016. Interim President and CEO, Blue Cross and Blue Shield of Minnesota, 2011-2012. Executive
Vice-President and Chief Financial Officer, Minnesota Wild, 2002-2008. Commissioner,
Minnesota Department of Finance, 1999-2002. Chair of the Board of Directors of Destination
Medical Center Corporation. Board member of the Minnesota Wild Foundation.
N/A
* Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.
# Ms. Freeman will serve as Chair Liaison through June 2024, at which time Ms. Wheelock will assume the role.

Allspring Index Fund | 41

Other information (unaudited)
Officers1
Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen (Born 1960)	President, since 2017
President and Chief Executive Officer of Allspring Funds Management, LLC since 2017 and Head of Global Fund
Governance of Allspring Global Investments since 2022. Prior thereto, co-president of Galliard Capital
Management, LLC, an affiliate of Allspring Funds Management, LLC, from 2019 to 2022 and Head of Affiliated
Managers, Allspring Global Investments, from 2014 to 2019 and Executive Vice President responsible for marketing, investments and product development for Allspring Funds Management, LLC, from 2009 to 2014.

Jeremy DePalma (Born 1974)	Treasurer, since 2012 (for certain funds in the Fund Complex); since 2021 (for the remaining funds in the Complex)
Senior Vice President of Allspring Funds Management, LLC since 2009. Senior Vice President of Evergreen
Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

Christopher Baker (Born 1976)	Chief Compliance Officer, since 2022
Global Chief Compliance Officer for Allspring Global Investments since 2022. Prior thereto, Chief Compliance
Officer for State Street Global Advisors from 2018 to 2021. Senior Compliance Officer for the State Street divisions of Alternative Investment Solutions, Sector Solutions, and Global Marketing from 2015 to 2018. From 2010 to 2015
Vice President, Global Head of Investment and Marketing Compliance for State Street Global Advisors.

Matthew Prasse (Born 1983)	Chief Legal Officer, since 2022; Secretary, since 2021
Senior Counsel of the Allspring Legal Department since 2021. Senior Counsel of the Wells Fargo Legal Department
from 2018 to 2021. Previously, Counsel for Barings LLC from 2015 to 2018. Prior to joining Barings, Associate at
Morgan, Lewis & Bockius LLP from 2008 to 2015.

1 For those Officers with tenures at Allspring Global Investments and/or Allspring Funds Management, LLC that began prior to 2021, such tenures include years of service during which these businesses/entities were known as Wells Fargo Asset Management and Wells Fargo Funds Management, LLC, respectively.

42 | Allspring Index Fund

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For more information
More information about Allspring Funds is available free upon request. To obtain literature, please write, visit the Fund’s website, or call:
Allspring Funds
P.O. Box 219967
Kansas City, MO 64121-9967
Website: allspringglobal.com
Individual investors: 1-800-222-8222
Retail investment professionals: 1-888-877-9275
Institutional investment professionals: 1-800-260-5969

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at allspringglobal.com. Read the prospectus carefully before you invest or send money.
Allspring Global InvestmentsTM is the trade name for the asset management firms of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P. These firms include but are not limited to Allspring Global Investments, LLC, and Allspring Funds Management, LLC. Certain products managed by Allspring entities are distributed by Allspring Funds Distributor, LLC (a broker-dealer and Member FINRA/SIPC).
This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind - including a recommendation for any specific investment, strategy, or plan.
© 2024 Allspring Global Investments Holdings, LLC. All rights reserved.
ALL-04012024-vbrnd4kw 05-24
AR3329 03-24

Allspring Precious Metals Fund
Annual Report
March 31, 2024

The views expressed and any forward-looking statements are as of March 31, 2024, unless otherwise noted, and are those of the Fund’s portfolio managers and/or Allspring Global Investments. Discussions of individual securities or the markets generally are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Allspring Global Investments disclaims any obligation to publicly update or revise any views expressed or forward-looking statements.
Allspring Precious Metals Fund | 1

Letter to shareholders (unaudited)

Andrew Owen
President
Allspring Funds
Dear Shareholder:
We are pleased to offer you this annual report for the Allspring Precious Metals Fund for the 12-month period that ended March 31, 2024. Globally, stocks and bonds experienced high levels of volatility but had broadly positive performance for the period. The market was focused on persistently high inflation and the impact of ongoing aggressive central bank rate hikes. Riskier assets rallied in 2023 as investors anticipated an end to the tight monetary policy.
For the period, U.S. stocks, based on the S&P 500 Index,1 gained 29.88%. International stocks, as measured by the MSCI ACWI ex USA Index (Net),2 returned 13.26%, while the MSCI EM Index (Net) (USD)3 advanced 8.15%. Among bond indexes, the Bloomberg U.S. Aggregate Bond Index4 returned 1.70%, the Bloomberg Global Aggregate ex-USD Index (unhedged)5 returned -0.71%, the Bloomberg Municipal Bond Index6 gained 3.13%, and the ICE BofA U.S. High Yield Index7 returned a more robust 11.04%.
Markets rallied in anticipation of central bank rate cuts.
The period began with stock market gains in April amid banking industry stress after the collapse of Silicon Valley Bank in March sent ripples of concern throughout the banking industry. However, economic data released in April pointed to global resilience, as Purchasing Managers Indexes8 in the U.S., U.K., and eurozone beat expectations and China reported first-quarter annualized economic growth of 4.5%. The U.S. labor market remained strong, with a 3.5% jobless rate and monthly payroll gains above 200,000. However, uncertainty and inflationary concerns weighed on investors in the U.S. and abroad.
May was marked by a divergence between expanding activity in services and an overall contraction in manufacturing activity in the U.S., U.K., and eurozone. Core inflation remained elevated in the U.S. and Europe, despite the ongoing efforts of the Federal Reserve (Fed) and the European Central Bank (ECB), which included rate hikes of 0.25% by both in May. Stubborn inflation and the resilient U.S. labor market led to expectations of further interest rate hikes, overall monthly declines across bond indexes, and mixed results for stocks in May. Investor worries over a U.S. debt ceiling impasse were modest, and market confidence was buoyed by a deal in late May to avert a potential U.S. debt default.
1
The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.
2
The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the U.S. Source:  MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.
3
The MSCI Emerging Markets (EM) Index (Net) (USD) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of emerging markets. You cannot invest directly in an index.
4
The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S.-dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.
5
The Bloomberg Global Aggregate ex-USD Index (unhedged) is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S.-dollar-denominated debt market. You cannot invest directly in an index.
6
The Bloomberg Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.
7
The ICE BofA U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high yield bonds. The index tracks the performance of high yield securities traded in the U.S. bond market. Returns shown are net of transaction costs beginning on July 1, 2022. You cannot invest directly in an index. Copyright 2024. ICE Data Indices, LLC. All rights reserved.
8
The Purchasing Managers Index (PMI) is an index of the prevailing direction of economic trends in the manufacturing and service sectors. You cannot invest directly in an index.
2 | Allspring Precious Metals Fund

Letter to shareholders (unaudited)
“ June featured the Fed’s first pause on interest rate hikes since March 2022, when it began its aggressive campaign to rein in inflation. ”
June featured the Fed’s first pause on interest rate hikes since March 2022, when it began its aggressive campaign to rein in inflation. However, the Core Consumer Price Index (CPI)1, while continuing to decline, remained stubbornly high in June at 4.8%, well above the Fed’s 2.0% target rate. With the U.S. unemployment rate still at 3.6%, near a historical low, and U.S. payrolls growing in June for the 30th consecutive month, expectations of more Fed rate hikes were reinforced. However, U.S. and global stocks had strong returns in June.
July was a good month for stocks. However, bonds had more muted but positive monthly returns overall. Riskier sectors and regions tended to do well, as investors grew more optimistic regarding economic prospects. With strong second-quarter gross domestic product (GDP) growth—initially estimated at 2.4%—and U.S. annual inflation easing steadily to 3.2% in July, hopes for a soft economic landing grew. The Fed, the ECB, and the Bank of England all raised their respective key interest rates by 0.25% in July. Speculation grew that the Fed could be very close to the end of its tightening cycle. Meanwhile, China’s economy showed signs of stagnation, renewing concerns of global fallout.
Stocks retreated in August while monthly bond returns were flat overall. Increased global market volatility reflected unease over the Chinese property market being stressed along with weak Chinese economic data. On a more positive note, speculation grew over a possible end to the Fed’s campaign of interest rate increases or at least a pause in September. U.S. economic data generally remained solid, with resilient job market data and inflation ticking up slightly in August. Although the annual CPI2 rose 3.7%, the three-month trend for Core CPI stood at a more encouraging annualized 2.4%
Stocks and bonds both had negative overall returns in September as investors were disappointed by the Fed’s reluctance to lower interest rates until it knows it has vanquished persistently high inflation. As of September, the two primary gauges of U.S. inflation—the annual Core Personal Consumption Expenditures Price Index3 and the CPI—both stood at roughly 4%, twice as high as the Fed’s oft-stated 2% target. The month ended with the prospect of yet another U.S. government shutdown averted at least temporarily but looming later in the year.
October was a tough month for stocks and bonds. Key global and domestic indexes were pushed down by rising geopolitical tensions—particularly the Israel-Hamas conflict—and concerns over the Fed’s “higher for longer” monetary policy. The U.S. 10-year Treasury yield rose above 5% for the first time since 2007. Commodity prices did well as oil prices rallied in response to the prospect of oil supply disruptions from the Middle East. U.S. annualized third quarter GDP was estimated at a healthier-than-anticipated 4.9%. China’s GDP indicated surprisingly strong industrial production and retail sales, offset by ongoing weakness in its real estate sector.
In November, the market mood turned positive as cooling inflation inspired confidence that central banks could hold off on further rate hikes. Overall annual inflation in the U.S. fell to 3.1% in November while 12-month inflation in the U.K. and eurozone eased to 4.6% and 2.4%, respectively—far below their peak levels of mid-2022. Third quarter annualized U.S. GDP growth was raised to an estimated 5.2% while U.S. job totals rose by close to 200,000 in November, indicating a slight cooling of the labor market. All of this fresh evidence added to confidence for a U.S. soft economic landing, leading to a more buoyant mood heading into winter.
1
The Core Consumer Price Index (CPI) is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services excluding energy and food prices. You cannot invest directly in an index.
2
The CPI is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services. You cannot invest directly in an index.
3
The Core Personal Consumption Expenditures Price Index (PCE) is a measure of prices that people living in the United States, or those buying on their behalf, pay for goods and services. It’s sometimes called the core PCE price index, because two categories that can have price swings – food and energy - are left out to make underlying inflation easier to see. You cannot invest directly in an index.
Allspring Precious Metals Fund | 3

Letter to shareholders (unaudited)
The broad year-end rally among stocks and bonds that began in November continued through December as investors became more confident that monetary policy would ease in 2024. Supporting the bubbly market mood were a series of reports confirming lower inflationary trends in the U.S. and Europe. During the period, it appeared more likely that the U.S. economy could achieve a soft landing, cooling enough to lower inflation without the pain of a recession. However, by year-end, an expectations gap developed. Capital markets priced in a total of 1.50 percentage points in federal funds rate cuts in 2024—twice as much as the three cuts of 0.25% hinted at by Fed officials.
Financial market performance was mixed in January 2024 as U.S. stocks had modest gains while non-U.S. equities, particularly those in emerging markets, and fixed income assets were held back by central bank pushback on market optimism over rate cuts. Overall, optimism was supported by indications of a soft landing for the U.S. economy. Key data included a surprisingly strong gain of 353,000 jobs in January, an unemployment rate of just 3.7% and a rise of just 3.1% in the CPI in January. However, that resilience helped tone down expectations of a rate cut in March to a more likely second quarter move.
In February, stocks were supported by positive economic data and strong corporate earnings. However, fixed income investments were under pressure as resilient inflation led to lowered expectations on the timing of interest rate cuts. The S&P 500 Index had solid monthly gains along with emerging market equities, which benefited from a rebound in China.
The first quarter of 2024 closed with ongoing stock market momentum and a more muted sense of confidence in fixed income markets as investors adjusted to the prospect of greater-than-expected economic strength. The flip side of that is that expectations on the timing of a long-anticipated initial Fed rate cut were pushed back from March to June and then beyond. Additionally, the number of quarter-point rate cuts forecast by the market fell from six as projected in December 2023 to two to three cuts by fiscal period-end.
Don’t let short-term uncertainty derail long-term investment goals.
Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Allspring Funds offers a wide variety of mutual funds spanning many asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.
Thank you for choosing to invest with Allspring Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.
Sincerely,

Andrew Owen
President
Allspring Funds
“ The first quarter of 2024 closed with ongoing stock market momentum and a more muted sense of confidence in fixed income markets as investors adjusted to the prospect of greater-than-expected economic strength. ”
For further information about your fund, contact your investment professional, visit our website at allspringglobal.com, or call us directly at 1-800-222-8222.
4 | Allspring Precious Metals Fund

Letter to shareholders (unaudited)

Notice to Shareholders
 Beginning in July 2024, the Fund will be required by the Securities and Exchange Commission to send shareholders a paper copy of a new tailored shareholder report in place of the full shareholder report that you are now receiving. The tailored shareholder report will contain concise information about the Fund, including certain expense and performance information and fund statistics. If you wish to receive this new tailored shareholder report electronically, please follow the instructions on the back cover of this report.

 Other information that is currently included in the shareholder report, such as the Fund’s financial statements, will be available online and upon request, free of charge, in paper or electronic format.

Allspring Precious Metals Fund | 5

Performance highlights (unaudited)
Performance highlights
Investment objective	The Fund seeks long-term capital appreciation.
Manager	Allspring Funds Management, LLC
Subadviser	Allspring Global Investments, LLC
Portfolio managers	Michael Bradshaw, CFA, Oleg Makhorine

Average annual total returns (%) as of March 31, 2024
		Including sales charge			Excluding sales charge			Expense ratios[1] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[2]
Class A (EKWAX)	1-20-1998	-6.72	6.86	2.85	-1.04 ♠	8.13	3.46	1.18	1.09
Class C (EKWCX)	1-29-1998	-2.77	7.32	2.84	-1.77	7.32	2.84	1.93	1.84
Administrator Class (EKWDX)	7-30-2010	–	–	–	-0.88 ♠	8.28	3.60	1.11	0.95
Institutional Class (EKWYX)	2-29-2000	–	–	–	-0.73	8.45	3.76	0.86	0.79
FTSE Gold Mines Index[3]	–	–	–	–	-1.14	7.66	4.15	–	–
S&P 500 Index[4]	–	–	–	–	29.88	15.05	12.96	–	–
Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, allspringglobal.com.
While the S&P 500 Index is comprised of U.S. equity securities of companies diversified across ten sectors, the Fund’s holdings are concentrated primarily in precious metals related stocks. Therefore, the performance of the S&P 500 Index is displayed only to show how the concentrated Fund performed compared with a diversified selection of U.S. equity securities.
Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.
For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Administrator Class and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

♠
Total return differs from the return in the Financial Highlights in this report.  The total return presented is calculated based on the Net Asset Value (NAV) at which the shareholder transactions were processed.  The NAV and total return presented in the Financial Highlights reflects certain adjustments made to the net assets of the Fund that are necessary under U.S. generally accepted accounting principles.

[1]
Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the Financial Highlights of this report.

[2]
The manager has contractually committed through July 31, 2024, to waive fees and/or reimburse expenses to the extent necessary to cap total annual fund operating expenses after fee waivers at 1.09% for Class A, 1.84% for Class C, 0.95% for Administrator Class and 0.79% for Institutional Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense caps. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. Without these caps, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers)
as stated in the prospectuses.

[3]
FTSE Gold Mines Index is an unmanaged, open-ended index designed to reflect the performance of the worldwide market in the shares of companies whose principal activity is the mining of gold. You cannot invest directly in an index.

[4]
The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

Investing involves risk, including the possible loss of principal. Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Funds that concentrate their investments in limited sectors, such as gold-related investments, are more vulnerable to adverse market, economic, regulatory, political, or other developments affecting those sectors. Foreign investments are especially volatile and can rise or fall dramatically due to differences in the political and economic conditions of the host country. Consult the Fund’s prospectus for additional information on these and other risks.

CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

6 | Allspring Precious Metals Fund

Performance highlights (unaudited)

Growth of $10,000 investment as of March 31, 2024[1]

[1]
The chart compares the performance of Class A shares for the most recent ten years with the FTSE Gold Mines Index and S&P 500 Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

Allspring Precious Metals Fund | 7

Performance highlights (unaudited)
MANAGER’S DISCUSSION
Fund highlights
•The Fund (Class A, excluding sales charge) outperformed its benchmark, the FTSE Gold Mines Index, for the 12-month period that ended March 31, 2024.
•The Fund’s overweights to Lundin Gold, Inc. and Alamos Gold, Inc. enhanced results, along with underweights to Newmont Corp. and Barrick Gold Corp. The Fund’s position in Artemis Gold, Inc. also strengthened results.
•The Fund’s overweights to B2Gold Corp. and Endeavour Mining Plc and underweights to Gold Fields Ltd. and Agnico Eagle Mines Ltd. detracted from results during the period. The Fund’s positions in Franco-Nevada Corp. and SilverCrest Metals, Inc. also detracted from results.
•The price of gold rose more than 13% during the 12-month period, and the share prices of precious metals stocks underperformed the gold price.
Gold prices rose more than 13% during the reporting period.
The price of gold fell 6.1% during the first half of the reporting period. Tight labor markets and stubbornly high inflation caused the Federal Reserve (Fed) to raise interest rates by 50 basis points (bps; 100 bps equal 1.00%) during the first half of the period. This caused the yield on the 10-year U.S. Treasury bond to rise by 110 bps and the trade-weighted U.S. dollar to strengthen by 4%. During the second half of the period, gold prices rose 20.6%. Gold prices were propelled higher during the fall and winter months as the Fed paused its interest rate increases and guided the market that it was preparing to begin reducing rates in 2024. This caused the yield on the 10-year U.S. Treasury bond to fall by 37 bps and the U.S. dollar to weaken by 1.1 % during the second half of the reporting period.

Ten largest holdings (%) as of March 31, 2024[1]
Agnico Eagle Mines Ltd.	6.70
Gold Bullion	5.89
Wheaton Precious Metals Corp.-U.S. Exchange Traded Shares	5.71
Gold Fields Ltd.	5.29
Alamos Gold, Inc. Class A	5.21
Lundin Gold, Inc.	5.19
Franco-Nevada Corp.-Legend Shares	4.76
Kinross Gold Corp.	4.72
Barrick Gold Corp.	4.65
Northern Star Resources Ltd.	4.60

[1]	Figures represent the percentage of the Fund’s net assets. Holdings are subject to change and may have changed since the date specified.
Gold-mining stocks underperformed the price of gold.
The prices of gold-mining stocks typically rise or fall more sharply than the price of gold. This was not the case during the 12-month reporting period. Companies that delivered better-than-expected operating and financial results fared the best. Two of the Fund’s most noteworthy contributors were Lundin Gold, Inc. and Artemis Gold, Inc. Lundin outperformed on news of much better-than-expected operating results as well as an increase in its three-year production forecast. Artemis outperformed on news that construction of its Blackwater Mine in Canada was on budget and ahead of schedule. The Fund’s underweights to Newmont Corp. and Barrick Gold Corp. also enhanced results as both companies reported disappointing 2024 outlooks.
Two of the Fund’s most noteworthy detractors were Franco-Nevada Corp. and B2Gold Corp. Gold royalty company Franco-Nevada underperformed on news that the government of Panama was ordering the temporary closure of the Cobre Panama Mine because of ongoing public protests. B2Gold underperformed on news of higher-than-expected capital costs at its Goose Lake Mine in Canada and a lower-than-expected 2024 operating outlook. The Fund’s underweights to Agnico Eagle Mines Ltd. and Gold
Fields Ltd. also detracted from results.
Country allocation as of March 31, 2024[1]

[1]	Figures represent the percentage of the Fund’s long-term investments. Allocations are subject to change and may have changed since the date specified.
Our outlook for precious metals companies is positive.
We believe the short-term outlook for gold prices depends largely on economic data and the resulting impact on U.S. interest rates, inflation, and the U.S. dollar. With economic growth stable during the most recent quarter and inflation expectations falling, bond yields are expected to continue to moderate over the short term. Given gold’s historical inverse relationship to real yields, we would expect the current environment to remain a tailwind for gold prices. Over the longer term, we believe the gold price will be supported by the eventual start of a Fed easing cycle during the back half of 2024. Given the current gold price environment and our longer-term outlook, we believe the outlook for the gold-mining industry is positive.
We believe gold-related stocks may have better appreciation potential than the metal itself. However, stock selection will remain important because, in our view, company fundamentals tend to drive stock prices. We believe higher-quality companies with internal growth catalysts, such as effective execution of business plans and mining successes, are most likely to outperform their peers.

8 | Allspring Precious Metals Fund

Consolidated  fund expenses (unaudited)
Consolidated  fund expenses
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from October 1, 2023 to March 31, 2024.
Actual expenses
The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000= 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Consolidated Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.
Hypothetical example for comparison purposes
The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Beginning account value 10-1-2023	Ending account value 3-31-2024	Consolidated expenses paid during the period[1]	Annualized net expense ratio
Class A
Actual	$1,000.00	$1,173.06	$5.78	1.07%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.54	$5.37	1.07%
Class C
Actual	$1,000.00	$1,168.82	$9.92	1.84%
Hypothetical (5% return before expenses)	$1,000.00	$1,015.71	$9.22	1.84%
Administrator Class
Actual	$1,000.00	$1,174.09	$5.14	0.95%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.14	$4.77	0.95%
Institutional Class
Actual	$1,000.00	$1,174.98	$4.27	0.79%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.94	$3.97	0.79%

[1]
Consolidated expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by 182 divided by 366 (to reflect the one-half-year period).

Allspring Precious Metals Fund | 9

Consolidated portfolio of investments—March 31, 2024
Consolidated portfolio of investments

	Shares	Value
Common stocks: 92.78%
Australia: 4.92%
Evolution Mining Ltd. (Materials, Metals & mining)	400,000	$933,163
Northern Star Resources Ltd. (Materials, Metals & mining)	1,415,412	13,346,452
		14,279,615
Canada: 66.37%
Agnico Eagle Mines Ltd. (Materials, Metals & mining)	325,807	19,427,434
Agnico Eagle Mines Ltd.-Legend Shares (Materials, Metals & mining)†	35,000	2,087,750
Agnico Eagle Mines Ltd.-U.S. Exchange Traded Shares (Materials, Metals & mining)	115,664	6,899,358
Alamos Gold, Inc. Class A (Materials, Metals & mining)	1,023,980	15,096,438
Artemis Gold, Inc. (Materials, Metals & mining)†	1,400,000	8,392,455
Ascot Resources Ltd. (Materials, Metals & mining)†	2,650,000	1,467,277
B2Gold Corp. (Materials, Metals & mining)	4,200,000	11,007,346
Barrick Gold Corp. (Materials, Metals & mining)	810,723	13,490,431
Centerra Gold, Inc. (Materials, Metals & mining)	350,000	2,067,107
Centerra Gold, Inc.-Legend Shares (Materials, Metals & mining)†	250,000	1,476,505
Dundee Precious Metals, Inc. (Materials, Metals & mining)	1,050,000	7,984,201
Franco-Nevada Corp.-Legend Shares (Materials, Metals & mining)144A†	115,948	13,815,664
Kinross Gold Corp. (Materials, Metals & mining)	2,232,484	13,696,012
Lundin Gold, Inc. (Materials, Metals & mining)	1,070,000	15,040,272
MAG Silver Corp. (Materials, Metals & mining)†	210,000	2,215,422
MAG Silver Corp.-Legend Shares (Materials, Metals & mining)†	100,000	1,054,963
OceanaGold Corp. (Materials, Metals & mining)	2,200,000	4,969,916
Orla Mining Ltd. (Materials, Metals & mining)†	300,000	1,136,171
Osisko Gold Royalties Ltd. (Materials, Metals & mining)	325,000	5,333,690
Osisko Mining, Inc. (Materials, Metals & mining)†	1,150,000	2,360,193
Pan American Silver Corp. (Materials, Metals & mining)	47,940	722,701
Pan American Silver Corp.-U.S. Exchange Traded Shares (Materials, Metals & mining)	400,000	6,032,000
Reunion Gold Corp. (Materials, Metals & mining)†	2,500,000	858,219
SilverCrest Metals, Inc. (Materials, Metals & mining)†	400,000	2,666,568
Skeena Resources Ltd. (Materials, Metals & mining)†	500,000	2,299,657
Torex Gold Resources, Inc. (Materials, Metals & mining)†	275,000	4,048,208
Torex Gold Resources, Inc.-Legend Shares (Materials, Metals & mining)144A†	185,000	2,723,340
Torex Gold Resources, Inc.-Legend Shares (Materials, Metals & mining)†	266,250	3,919,401
Triple Flag Precious Metals Corp. (Materials, Metals & mining)	210,000	3,033,997
Wheaton Precious Metals Corp. (Materials, Metals & mining)	12,950	609,952
Wheaton Precious Metals Corp.-U.S. Exchange Traded Shares (Materials, Metals & mining)	351,000	16,542,630
		192,475,278
South Africa: 5.29%
Gold Fields Ltd. ADR (Materials, Metals & mining)	965,000	15,333,850
The accompanying notes are an integral part of these consolidated financial statements.
10 | Allspring Precious Metals Fund

Consolidated portfolio of investments—March 31, 2024

	Shares	Value
United Kingdom: 6.64%
Anglogold Ashanti PLC (Materials, Metals & mining)	300,591	$6,673,120
Endeavour Mining PLC (Materials, Metals & mining)	620,000	12,596,361
		19,269,481
United States: 9.56%
Newmont Corp.-Toronto Exchange Traded Shares (Materials, Metals & mining)	131,348	4,708,766
Newmont Corp.-U.S. Exchange Traded Shares (Materials, Metals & mining)	274,719	9,845,929
Royal Gold, Inc. (Materials, Metals & mining)	108,036	13,159,865
		27,714,560
Total common stocks (Cost $161,386,050)		269,072,784

	Expiration date
Rights: 0.00%
Canada: 0.00%
Kinross Gold Corp. (Materials, Metals & mining)♦†	3-1-2032	75,000	0
Total rights (Cost $0)			0
Warrants: 0.00%
Canada: 0.00%
Calibre Mining Corp. (Materials, Metals & mining)♦†	9-20-2024	250,000	0
Total warrants (Cost $0)			0

	Troy Ounces
Commodities: 5.89%
Gold Bullion*	7,690	17,086,170
Total commodities (Cost $4,532,552)		17,086,170

		Yield	Shares
Short-term investments: 1.07%
Investment companies: 1.07%
Allspring Government Money Market Fund Select Class♠∞		5.25%	3,103,866	3,103,866
Total short-term investments (Cost $3,103,866)				3,103,866
Total investments in securities (Cost $169,022,468)	99.74%			289,262,820
Other assets and liabilities, net	0.26			758,020
Total net assets	100.00%			$290,020,840

†	Non-income-earning security
144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.
♦	The security is fair valued in accordance with procedures approved by the Board of Trustees.
*	Represents an investment held in Special Investments (Cayman) SPC, the consolidated entity.
♠	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.
∞	The rate represents the 7-day annualized yield at period end.

The accompanying notes are an integral part of these consolidated financial statements.
Allspring Precious Metals Fund | 11

Consolidated portfolio of investments—March 31, 2024

Abbreviations:
ADR	American depositary receipt
Investments in affiliates
An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were affiliates of the Fund at the end of the period were as follows:
	Value, beginning of period	Purchases	Sales proceeds	Net realized gains (losses)	Net change in unrealized gains (losses)	Value, end of period	Shares, end of period	Income from affiliated securities
Short-term investments
Allspring Government Money Market Fund Select Class	$9,767,739	$59,379,227	$(66,043,100)	$0	$0	$3,103,866	3,103,866	$382,343
The accompanying notes are an integral part of these consolidated financial statements.
12 | Allspring Precious Metals Fund

Consolidated statement of assets and liabilities—March 31, 2024
Consolidated financial statements
Consolidated statement of assets and liabilities
Assets
Investments in unaffiliated securities, at value (cost $161,386,050)	$269,072,784
Investments in affiliated securities, at value (cost $3,103,866)	3,103,866
Investments in commodities, at value (cost $4,532,552)	17,086,170
Cash	499,600
Foreign currency, at value (cost $131,245)	130,960
Receivable for Fund shares sold	553,784
Receivable for dividends	171,994
Prepaid expenses and other assets	110,357
Total assets	290,729,515
Liabilities
Payable for Fund shares redeemed	428,808
Management fee payable	115,502
Administration fees payable	38,877
Shareholder servicing fee payable	36,640
Distribution fee payable	4,104
Accrued expenses and other liabilities	84,744
Total liabilities	708,675
Total net assets	$290,020,840
Net assets consist of
Paid-in capital	$308,419,164
Total distributable loss	(18,398,324)
Total net assets	$290,020,840
Computation of net asset value and offering price per share
Net assets–Class A	$150,702,712
Shares outstanding–Class A1	3,157,689
Net asset value per share–Class A	$47.73
Maximum offering price per share – Class A2	$50.64
Net assets–Class C	$6,901,108
Shares outstanding–Class C1	165,547
Net asset value per share–Class C	$41.69
Net assets–Administrator Class	$25,370,292
Shares outstanding–Administrator Class[1]	526,119
Net asset value per share–Administrator Class	$48.22
Net assets–Institutional Class	$107,046,728
Shares outstanding–Institutional Class[1]	2,195,914
Net asset value per share–Institutional Class	$48.75
1 The Fund has an unlimited number of authorized shares.
2  Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.
The accompanying notes are an integral part of these consolidated financial statements.
Allspring Precious Metals Fund | 13

Consolidated Statement of operations—year ended March 31, 2024
Consolidated statement of operations
Investment income
Dividends (net of foreign withholdings taxes of $657,381)	$5,364,467
Income from affiliated securities	382,343
Interest	4,276
Total investment income	5,751,086
Expenses
Management fee	1,888,401
Administration fees
Class A	302,870
Class C	15,525
Administrator Class	32,964
Institutional Class	140,545
Shareholder servicing fees
Class A	373,510
Class C	19,128
Administrator Class	63,211
Distribution fee
Class C	57,357
Custody and accounting fees	17,028
Professional fees	99,078
Registration fees	54,025
Shareholder report expenses	41,561
Trustees’ fees and expenses	22,922
Transfer agent fees	768
Other fees and expenses	18,090
Total expenses	3,146,983
Less: Fee waivers and/or expense reimbursements
Fund-level	(229,247)
Class A	(41,932)
Class C	(1,412)
Administrator Class	(22,147)
Net expenses	2,852,245
Net investment income	2,898,841
Realized and unrealized gains (losses) on investments
Net realized gains (losses) on
Unaffiliated securities	4,686,291
Foreign currency and foreign currency translations	(32,578)
Net realized gains on investments	4,653,713
Net change in unrealized gains (losses) on
Unaffiliated securities	(15,754,854)
Commodities	1,928,967
Foreign currency and foreign currency translations	(347)
Net change in unrealized gains (losses) on investments	(13,826,234)
Net realized and unrealized gains (losses) on investments	(9,172,521)
Net decrease in net assets resulting from operations	$(6,273,680)
The accompanying notes are an integral part of these consolidated financial statements.
14 | Allspring Precious Metals Fund

Consolidated statement of changes in net assets
Consolidated statement of changes in net assets
	Year ended March 31, 2024		Year ended March 31, 2023
Operations
Net investment income		$2,898,841		$2,878,976
Net realized gains (losses) on investments		4,653,713		(119,568)
Net change in unrealized gains (losses) on investments		(13,826,234)		(49,373,054)
Net decrease in net assets resulting from operations		(6,273,680)		(46,613,646)
Distributions to shareholders from
Net investment income and net realized gains
Class A		0		(2,956,684)
Class C		0		(144,308)
Administrator Class		0		(443,165)
Institutional Class		0		(2,106,907)
Total distributions to shareholders		0		(5,651,064)
Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	470,707	21,597,117	584,270	26,451,279
Class C	35,765	1,467,795	23,913	948,346
Administrator Class	348,028	16,287,825	405,456	17,875,345
Institutional Class	1,106,753	51,089,559	910,151	40,502,765
		90,442,296		85,777,735
Reinvestment of distributions
Class A	0	0	66,225	2,743,689
Class C	0	0	3,934	143,766
Administrator Class	0	0	10,504	438,944
Institutional Class	0	0	41,254	1,739,258
		0		5,065,657
Payment for shares redeemed
Class A	(787,027)	(35,732,422)	(994,493)	(41,172,521)
Class C	(88,253)	(3,493,289)	(63,233)	(2,396,577)
Administrator Class	(341,891)	(15,493,592)	(350,294)	(15,010,210)
Institutional Class	(1,255,413)	(56,632,220)	(1,135,668)	(48,911,874)
		(111,351,523)		(107,491,182)
Net decrease in net assets resulting from capital share transactions		(20,909,227)		(16,647,790)
Total decrease in net assets		(27,182,907)		(68,912,500)
Net assets
Beginning of period		317,203,747		386,116,247
End of period		$290,020,840		$317,203,747
The accompanying notes are an integral part of these consolidated financial statements.
Allspring Precious Metals Fund | 15

Consolidated financial highlights

(For a share outstanding throughout each period)

	Year ended March 31
Class A	2024	2023	2022	2021	2020
Net asset value, beginning of period	$48.22	$54.61	$46.95	$35.30	$33.94
Net investment income (loss)	0.41 [1]	0.38 [1]	0.27 [1]	0.08	(0.03)[1]
Net realized and unrealized gains (losses) on investments	(0.90)	(5.91)	8.03	12.35	1.44
Total from investment operations	(0.49)	(5.53)	8.30	12.43	1.41
Distributions to shareholders from
Net investment income	0.00	(0.86)	(0.64)	(0.78)	(0.05)
Net asset value, end of period	$47.73	$48.22	$54.61	$46.95	$35.30
Total return[2]	(1.02)%	(9.87)%	17.96%	34.95%	4.13%
Ratios to average net assets (annualized)
Gross expenses	1.19%	1.19%	1.18%	1.17%	1.20%
Net expenses	1.08%	1.09%	1.09%	1.09%	1.09%
Net investment income (loss)	0.91%	0.89%	0.55%	0.12%	(0.08)%
Supplemental data
Portfolio turnover rate[3]	11%	9%	15%	22%	25%
Net assets, end of period (000s omitted)	$150,703	$167,511	$208,497	$193,949	$147,020

[1]	Calculated based upon average shares outstanding
[2]	Total return calculations do not include any sales charges.
[3]	Portfolio turnover rate includes the purchases and sales transactions of its wholly-owned subsidiary.
The accompanying notes are an integral part of these consolidated financial statements.
16 | Allspring Precious Metals Fund

Consolidated financial highlights

(For a share outstanding throughout each period)

	Year ended March 31
Class C	2024	2023	2022	2021	2020
Net asset value, beginning of period	$42.44	$48.30	$41.35	$30.87	$29.88
Net investment income (loss)	0.05 [1]	0.05 [1]	(0.09)[1]	(0.32)[1]	(0.29)[1]
Net realized and unrealized gains (losses) on investments	(0.80)	(5.25)	7.13	10.80	1.28
Total from investment operations	(0.75)	(5.20)	7.04	10.48	0.99
Distributions to shareholders from
Net investment income	0.00	(0.66)	(0.09)	0.00	0.00
Net asset value, end of period	$41.69	$42.44	$48.30	$41.35	$30.87
Total return[2]	(1.77)%	(10.56)%	17.07%	33.95%	3.31%
Ratios to average net assets (annualized)
Gross expenses	1.94%	1.94%	1.93%	1.92%	1.95%
Net expenses	1.84%	1.84%	1.84%	1.84%	1.84%
Net investment income (loss)	0.12%	0.13%	(0.21)%	(0.68)%	(0.83)%
Supplemental data
Portfolio turnover rate[3]	11%	9%	15%	22%	25%
Net assets, end of period (000s omitted)	$6,901	$9,253	$12,241	$12,039	$11,834

[1]	Calculated based upon average shares outstanding
[2]	Total return calculations do not include any sales charges.
[3]	Portfolio turnover rate includes the purchases and sales transactions of its wholly-owned subsidiary.
The accompanying notes are an integral part of these consolidated financial statements.
Allspring Precious Metals Fund | 17

Consolidated financial highlights

(For a share outstanding throughout each period)

	Year ended March 31
Administrator Class	2024	2023	2022	2021	2020
Net asset value, beginning of period	$48.66	$55.06	$47.36	$35.66	$34.29
Net investment income	0.46 [1]	0.47 [1]	0.38 [1]	0.17 [1]	0.02 [1]
Net realized and unrealized gains (losses) on investments	(0.90)	(5.98)	8.05	12.47	1.45
Total from investment operations	(0.44)	(5.51)	8.43	12.64	1.47
Distributions to shareholders from
Net investment income	0.00	(0.89)	(0.73)	(0.94)	(0.10)
Net asset value, end of period	$48.22	$48.66	$55.06	$47.36	$35.66
Total return	(0.90)%	(9.75)%	18.13%	35.13%	4.24%
Ratios to average net assets (annualized)
Gross expenses	1.12%	1.11%	1.10%	1.09%	1.12%
Net expenses	0.95%	0.95%	0.95%	0.95%	0.95%
Net investment income	1.02%	1.07%	0.78%	0.31%	0.06%
Supplemental data
Portfolio turnover rate[2]	11%	9%	15%	22%	25%
Net assets, end of period (000s omitted)	$25,370	$25,300	$25,016	$13,976	$7,994

[1]	Calculated based upon average shares outstanding
[2]	Portfolio turnover rate includes the purchases and sales transactions of its wholly-owned subsidiary.
The accompanying notes are an integral part of these consolidated financial statements.
18 | Allspring Precious Metals Fund

Consolidated financial highlights

(For a share outstanding throughout each period)

	Year ended March 31
Institutional Class	2024	2023	2022	2021	2020
Net asset value, beginning of period	$49.11	$55.50	$47.74	$35.96	$34.57
Net investment income	0.54 [1]	0.64	0.50	0.24	0.09 [1]
Net realized and unrealized gains (losses) on investments	(0.90)	(6.11)	8.07	12.59	1.46
Total from investment operations	(0.36)	(5.47)	8.57	12.83	1.55
Distributions to shareholders from
Net investment income	0.00	(0.92)	(0.81)	(1.05)	(0.16)
Net asset value, end of period	$48.75	$49.11	$55.50	$47.74	$35.96
Total return	(0.73)%	(9.59)%	18.30%	35.34%	4.43%
Ratios to average net assets (annualized)
Gross expenses	0.87%	0.86%	0.85%	0.84%	0.87%
Net expenses	0.79%	0.79%	0.79%	0.79%	0.79%
Net investment income	1.18%	1.18%	0.85%	0.37%	0.22%
Supplemental data
Portfolio turnover rate[2]	11%	9.00%	15%	22%	25%
Net assets, end of period (000s omitted)	$107,047	$115,140	$140,363	$127,406	$107,907

[1]	Calculated based upon average shares outstanding
[2]	Portfolio turnover rate includes the purchases and sales transactions of its wholly-owned subsidiary.
The accompanying notes are an integral part of these consolidated financial statements.
Allspring Precious Metals Fund | 19

Notes to consolidated financial statements
Notes to consolidated financial statements
1.
ORGANIZATION
Allspring Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These consolidated financial statements report on the Allspring Precious Metals Fund (the “Fund”) which is a non-diversified series of the Trust.
2.
INVESTMENT IN SUBSIDIARY
The Fund invests in precious metals and minerals through Special Investments (Cayman) SPC (the “Subsidiary”), a wholly owned subsidiary incorporated on May 3, 2005 under the laws of the Cayman Islands as an exempted segregated portfolio company with limited liability. As of March 31, 2024, the Subsidiary held $17,086,170 in gold bullion representing 99.65% of its net assets. The Fund is the sole shareholder of the Subsidiary. As of March 31, 2024, the Fund held $17,145,370 in the Subsidiary, representing 5.91% of the Fund’s net assets prior to consolidation.
The consolidated financial statements of the Fund include the financial results of the Subsidiary. The Consolidated Portfolio of Investments includes positions of the Fund and the Subsidiary and the consolidated financial statements include the accounts of the Fund and the Subsidiary. Accordingly, all interfund balances and transactions between the Fund and the Subsidiary have been eliminated in consolidation.
3.
SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies, which are consistently followed in the preparation of the consolidated financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the consolidated financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
Securities valuation
All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.
Equity securities and exchange-traded funds that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price.
The values of securities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Valuation Committee at Allspring Funds Management, LLC (“Allspring Funds Management”).
Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore may not fully reflect trading or events that occur after the close of the principal exchange in which the foreign securities are traded, but before the close of the New York Stock Exchange. If such trading or events are expected to materially affect the value of such securities, then fair value pricing procedures implemented by Allspring Funds Management are applied. These procedures take into account multiple factors including movements in U.S. securities markets after foreign exchanges close. Foreign securities that are fair valued under these procedures are categorized as Level 2 and the application of these procedures may result in transfers between Level 1 and Level 2. Depending on market activity, such fair valuations may be frequent. Such fair value pricing may result in net asset values that are higher or lower than net asset values based on the last reported sales price or latest quoted bid price. On March 31, 2024, such fair value pricing was not used in pricing foreign securities.
Investments in commodities are valued at their last traded price.
Investments in registered open-end investment companies (other than those listed on a foreign or domestic exchange or market) are valued at net asset value.
Investments which are not valued using the methods discussed above are valued at their fair value, as determined in good faith by Allspring Funds Management, which was named the valuation designee by the Board of Trustees. As the valuation designee, Allspring Funds Management is responsible for day-to-day valuation activities for the Allspring Funds. In connection with these responsibilities, Allspring Funds Management has established a Valuation Committee and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities. On a quarterly basis, the Board of Trustees receives reports of valuation actions taken by the Valuation Committee. On at least an annual basis, the Board of Trustees receives an assessment of the adequacy and effectiveness of Allspring Funds Management’s process for determining the fair value of the portfolio of investments.
Foreign currency translation
The accounting records of the Fund are maintained in U.S. dollars. The values of other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at  rates provided by an independent foreign currency pricing source at a time each business day specified by the Valuation Committee. Purchases and sales of securities, and income and expenses are converted at the rate of exchange on the respective dates of such transactions. Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade
20 | Allspring Precious Metals Fund

Notes to consolidated financial statements
and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities resulting from changes in exchange rates. The changes in net assets arising from changes in exchange rates of securities and the changes in net assets resulting from changes in market prices of securities are not separately presented. Such changes are included in net realized and unrealized gains or losses from investments.
Security transactions and income recognition
Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.
Dividend income is recognized on the ex-dividend date, except for certain dividends from foreign securities, which are recorded as soon as the custodian verifies the ex-dividend date. Dividend income is recorded net of foreign taxes withheld where recovery of such taxes is not assured.
Interest earned on cash balances held at the custodian is recorded as interest income.
Distributions to shareholders
Distributions to shareholders from net investment income and any net realized gains are recorded on the ex-dividend date and paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.
Federal and other taxes
The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable  income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.
The Subsidiary is classified as a controlled foreign corporation under Subchapter N of the Internal Revenue Code. Therefore, the Fund is required to increase its taxable income by its share of the Subsidiary’s income. Net investment losses of the Subsidiary cannot be deducted by the Fund in the current period nor carried forward to offset taxable income in future periods.
The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s  tax positions taken on federal, state, and foreign tax returns, as applicable, for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.
As of March 31, 2024, the aggregate cost of all investments for federal income tax purposes was $178,767,964 and the unrealized gains (losses) consisted of:
Gross unrealized gains	$118,168,164
Gross unrealized losses	(7,673,308)
Net unrealized gains	$110,494,856
As of March 31, 2024, the Fund had capital loss carryforwards which consist of $39,337,476 in short-term capital losses and $92,692,485 in long-term capital losses.
Class allocations
The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common fund-level expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.
Allspring Precious Metals Fund | 21

Notes to consolidated financial statements
4.
FAIR VALUATION MEASUREMENTS
Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:
•Level 1—quoted prices in active markets for identical securities
•Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.
The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of March 31, 2024:
	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:
Common stocks
Australia	$14,279,615	$0	$0	$14,279,615
Canada	167,397,655	25,077,623	0	192,475,278
South Africa	15,333,850	0	0	15,333,850
United Kingdom	19,269,481	0	0	19,269,481
United States	27,714,560	0	0	27,714,560
Rights
Canada	0	0	0	0
Warrants
Canada	0	0	0	0
Commodities	17,086,170	0	0	17,086,170
Short-term investments
Investment companies	3,103,866	0	0	3,103,866
Total assets	$264,185,197	$25,077,623	$0	$289,262,820
Additional sector, industry or geographic detail, if any, is included in the Consolidated Portfolio of Investments.
At March 31, 2024, the Fund did not have any transfers into/out of Level 3.
5.
TRANSACTIONS WITH AFFILIATES
Management fee
Allspring Funds Management, a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P., is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Allspring Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser and providing fund-level administrative services in connection with the Fund’s operations. As compensation for its services under the investment management agreement, Allspring Funds Management is entitled to receive a management fee at the following annual rate based on the Fund’s average daily net assets:
Average daily net assets	Management fee
First $500 million	0.650%
Next $500 million	0.600
Next $1 billion	0.550
Next $2 billion	0.525
Next $1 billion	0.500
Next $5 billion	0.490
Over $10 billion	0.480
22 | Allspring Precious Metals Fund

Notes to consolidated financial statements
For the year ended March 31, 2024, the management fee was equivalent to an annual rate of 0.65% of the Fund’s average daily net assets.
The Subsidiary has entered into a separate advisory contract with Allspring Funds Management to manage the investment and reinvestment of its assets in conformity with its investment objectives and restrictions. Under this agreement, the Subsidiary does not pay Allspring Funds Management a fee for its services.
Allspring Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Allspring Funds Management. Allspring Global Investments, LLC, an affiliate of Allspring Funds Management and a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, is the subadviser to the Fund and is entitled to receive a fee from Allspring Funds Management at an annual rate starting at 0.40% and declining to 0.30% as the average daily net assets of the Fund increase.
Administration fees
Under a class-level administration agreement, Allspring Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Allspring Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:
Class-level administration fee
Class A	0.20%
Class C	0.20
Administrator Class	0.13
Institutional Class	0.13
Prior to June 30, 2023, the class-level administration fee for Class A and Class C was 0.21% of its respective average daily net assets.
Waivers and/or expense reimbursements
Allspring Funds Management has contractually committed to waive and/or reimburse management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Allspring Funds Management will waive fees and/or reimburse expenses from fund-level expenses on a proportionate basis and then from class specific expenses. When only certain classes exceed their expense caps, waivers and/or reimbursements are applied against class specific expenses before fund-level expenses. Allspring Funds Management has contractually committed through July 31, 2024 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. As of March 31, 2024, the contractual caps are as follows:

EXPENSE RATIO CAPS
Class A	1.09%
Class C	1.84
Administrator Class	0.95
Institutional Class	0.79
Distribution fee
The Trust has adopted a distribution plan for Class C shares pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Class C shares and paid to Allspring Funds Distributor, LLC (“Allspring Funds Distributor”), the principal underwriter, an affiliate of Allspring Funds Management, at an annual rate up to 0.75% of the average daily net assets of Class C shares.
In addition, Allspring Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Allspring Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the year ended March 31, 2024, Allspring Funds Distributor received $8,416 from the sale of Class A shares. No contingent deferred sales charges were incurred by Class A and Class C shares for the year ended March 31, 2024.
Shareholder servicing fees
The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C, and Administrator Class are charged a fee at an annual rate up to 0.25% of the average daily net assets of each respective class. A portion of these total shareholder servicing fees were paid to affiliates of the Fund.
Allspring Precious Metals Fund | 23

Notes to consolidated financial statements
Interfund transactions
The Fund may purchase or sell portfolio investment securities to certain affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices. Pursuant to these procedures, the Fund did not have any interfund transactions during the year ended March 31, 2024.
6.
INVESTMENT PORTFOLIO TRANSACTIONS
Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended March 31, 2024 were $30,046,906 and $41,208,851, respectively. These amounts include purchase and sales transactions of the Subsidiary.
7.
BANK BORROWINGS
The Trust (excluding the money market funds), Allspring Master Trust and Allspring Variable Trust are parties to a $350,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate or the overnight bank funding rate in effect on that day plus a spread. In addition, an annual commitment fee based on the unused balance is allocated to each participating fund.
For the year ended March 31, 2024, there were no borrowings by the Fund under the agreement.
8.
DISTRIBUTIONS TO SHAREHOLDERS
For the year ended March 31, 2024, the Fund did not have any distributions paid to shareholders. The tax character of distributions paid for the year ended March 31, 2023 was $5,651,064 of ordinary income.
As of March 31, 2024, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income	Unrealized gains	Capital loss carryforward
$3,145,058	$110,494,283	$(132,029,961)
9.
CONCENTRATION  RISKS
The Fund concentrated its portfolio of investments in precious metals and minerals with a geographic emphasis in Canada. A fund that invests a substantial portion of its assets in any sector or geographic region may be more affected by changes in that sector or geographic region than would be a fund whose investments are not heavily weighted in any sector or geographic region.
10.INDEMNIFICATION
Under the Fund’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Fund. The Fund has entered into a separate agreement with each Trustee that converts indemnification rights currently existing under the Fund’s organizational documents into contractual rights that cannot be changed in the future without the consent of the Trustee. Additionally, in the normal course of business, the Fund may enter into contracts with service providers that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.
24 | Allspring Precious Metals Fund

Report of independent registered public accounting firm
To the Shareholders of the Fund and Board of Trustees
Allspring Funds Trust:
Opinion on the Consolidated Financial Statements
We have audited the accompanying consolidated statement of assets and liabilities of Allspring Precious Metals Fund and subsidiary (the Fund), one of the funds constituting Allspring Funds Trust, including the consolidated portfolio of investments, as of March 31, 2024, the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the consolidated financial statements) and the consolidated financial highlights for each of the years in the five-year period then ended. In our opinion, the consolidated financial statements and consolidated financial highlights present fairly, in all material respects, the financial position of the Fund as of March 31, 2024, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the consolidated financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These consolidated financial statements and consolidated financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these consolidated financial statements and consolidated financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements and consolidated financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements and consolidated financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements and consolidated financial highlights. Such procedures also included confirmation of securities owned as of March 31, 2024, by correspondence with the custodians and transfer agent. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements and consolidated financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have not been able to determine the specific year that we began serving as the auditor of one or more Allspring Funds investment companies; however, we are aware that we have served as the auditor of one or more Allspring Funds investment companies since at least 1955.
Boston, Massachusetts
May 23, 2024
Allspring Precious Metals Fund | 25

Other information (unaudited)
Other information
Tax information
For corporate shareholders, pursuant to Section 854 of the Internal Revenue Code, 20% of ordinary income dividends qualify for the corporate dividends-received deduction for the fiscal year ended March 31, 2024.
Pursuant to Section 854 of the Internal Revenue Code, $645,246 of income dividends paid during the fiscal year ended March 31, 2024 has been designated as qualified dividend income (QDI).
Pursuant to Section 853 of the Internal Revenue Code, the Fund expects to designate amounts as foreign taxes paid for the fiscal year ended March 31, 2024. Additional details will be available in the semiannual report.
Creditable foreign taxes paid	Per share amount	Foreign income as % of ordinary income distributions
$645,246	$0.1067	80%
Proxy voting information
A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-866-259-3305, visiting our website at allspringglobal.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at allspringglobal.com or by visiting the SEC website at sec.gov.
Quarterly portfolio holdings information
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the SEC website at sec.gov.

26 | Allspring Precious Metals Fund

Other information (unaudited)
Board of trustees and officers
Each of the Trustees and Officers listed in the table below acts in identical capacities for each fund in the Allspring family of funds, which consists of 100 mutual funds comprising the Allspring Funds Trust, Allspring Variable Trust, Allspring Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information†. The mailing address of each Trustee and Officer is 1415 Vantage Park Drive, 3rd Floor, Charlotte, NC 28203. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.
Independent Trustees
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015
Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong
Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of
Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International
Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life
Insurance Company. Serves on the Investment Company Institute’s Board of Governors since
2022 and Executive Committee since 2023 as well as the Vice Chairman of the Governing Council of the Independent Directors Council since 2023. Audit Committee Chair and Investment
Committee Chair of the Vincent Memorial Hospital Foundation (non-profit organization). Mr.
Ebsworth is a CFA charterholder.
N/A
Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since January 2018#
Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning
Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens &
Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead
Independent Director and chair of the Audit Committee. Board member of the Russell Exchange
Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is also an inactive Chartered Financial Analyst.
N/A
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009; Audit Committee Chair, since 2019
Retired. Member of the Advisory Board of CEF of East Central Florida. Chairman of the Board of
CIGNA Corporation from 2009 to 2021, and Director from 2005 to 2008. From 2003 to 2011,
Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and
Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to
2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the
Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory board of
Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Advisory Board Member, Fellowship of Christian Athletes. Mr. Harris is a certified public accountant (inactive status).
N/A
David F. Larcker (Born 1950)	Trustee, since 2009
Distinguished Visiting Fellow at the Hoover Institution since 2022. James Irvin Miller Professor of
Accounting at the Graduate School of Business (Emeritus), Stanford University, Director of the
Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate
Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of
Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The
Wharton School, University of Pennsylvania from 1985 to 2005.
N/A
Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chair, since 2018
International Foundation of Employee Benefit Plans Professor since 1993, Wharton School of the
University of Pennsylvania. Director of Wharton’s Pension Research Council and Boettner Center
on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic
Research. Previously taught at Cornell University from 1978 to 1993.
N/A
* Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.
#  Ms. Freeman will serve as Chair Liaison through June 2024, at which time Ms. Wheelock will assume the role.
†
The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at allspringglobal.com.

Allspring Precious Metals Fund | 27

Other information (unaudited)
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Timothy J. Penny (Born 1951)	Trustee, since 1996; Chair, since 2018
President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Vice Chair of the Economic Club of Minnesota, since 2007. Co-Chair of the Committee for a Responsible Federal Budget, since 1995. Member of the Board of Trustees of
NorthStar Education Finance, Inc., a non-profit organization, from 2007-2022. Senior Fellow of the University of Minnesota Humphrey Institute from 1995 to 2017.
N/A
James G. Polisson (Born 1959)	Trustee, since 2018
Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to
2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell
Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays
Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays
Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-
profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of
Columbia Bar Associations.
N/A
Pamela Wheelock (Born 1959)	Trustee, since January 2020; previously Trustee from January 2018 to July 2019#
Retired. Executive and Senior Financial leadership positions in the public, private and nonprofit sectors. Interim President and CEO, McKnight Foundation, 2020. Interim Commissioner,
Minnesota Department of Human Services, 2019. Chief Operating Officer, Twin Cities Habitat for
Humanity, 2017-2019. Vice President for University Services, University of Minnesota, 2012-
2016. Interim President and CEO, Blue Cross and Blue Shield of Minnesota, 2011-2012. Executive
Vice-President and Chief Financial Officer, Minnesota Wild, 2002-2008. Commissioner,
Minnesota Department of Finance, 1999-2002. Chair of the Board of Directors of Destination
Medical Center Corporation. Board member of the Minnesota Wild Foundation.
N/A
* Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.
# Ms. Freeman will serve as Chair Liaison through June 2024, at which time Ms. Wheelock will assume the role.

28 | Allspring Precious Metals Fund

Other information (unaudited)
Officers1
Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen (Born 1960)	President, since 2017
President and Chief Executive Officer of Allspring Funds Management, LLC since 2017 and Head of Global Fund
Governance of Allspring Global Investments since 2022. Prior thereto, co-president of Galliard Capital
Management, LLC, an affiliate of Allspring Funds Management, LLC, from 2019 to 2022 and Head of Affiliated
Managers, Allspring Global Investments, from 2014 to 2019 and Executive Vice President responsible for marketing, investments and product development for Allspring Funds Management, LLC, from 2009 to 2014.

Jeremy DePalma (Born 1974)	Treasurer, since 2012 (for certain funds in the Fund Complex); since 2021 (for the remaining funds in the Complex)
Senior Vice President of Allspring Funds Management, LLC since 2009. Senior Vice President of Evergreen
Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

Christopher Baker (Born 1976)	Chief Compliance Officer, since 2022
Global Chief Compliance Officer for Allspring Global Investments since 2022. Prior thereto, Chief Compliance
Officer for State Street Global Advisors from 2018 to 2021. Senior Compliance Officer for the State Street divisions of Alternative Investment Solutions, Sector Solutions, and Global Marketing from 2015 to 2018. From 2010 to 2015
Vice President, Global Head of Investment and Marketing Compliance for State Street Global Advisors.

Matthew Prasse (Born 1983)	Chief Legal Officer, since 2022; Secretary, since 2021
Senior Counsel of the Allspring Legal Department since 2021. Senior Counsel of the Wells Fargo Legal Department
from 2018 to 2021. Previously, Counsel for Barings LLC from 2015 to 2018. Prior to joining Barings, Associate at
Morgan, Lewis & Bockius LLP from 2008 to 2015.

1 For those Officers with tenures at Allspring Global Investments and/or Allspring Funds Management, LLC that began prior to 2021, such tenures include years of service during which these businesses/entities were known as Wells Fargo Asset Management and Wells Fargo Funds Management, LLC, respectively.

Allspring Precious Metals Fund | 29

For more information
More information about Allspring Funds is available free upon request. To obtain literature, please write, visit the Fund’s website, or call:
Allspring Funds
P.O. Box 219967
Kansas City, MO 64121-9967
Website: allspringglobal.com
Individual investors: 1-800-222-8222
Retail investment professionals: 1-888-877-9275
Institutional investment professionals: 1-800-260-5969

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at allspringglobal.com. Read the prospectus carefully before you invest or send money.
Allspring Global InvestmentsTM is the trade name for the asset management firms of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P. These firms include but are not limited to Allspring Global Investments, LLC, and Allspring Funds Management, LLC. Certain products managed by Allspring entities are distributed by Allspring Funds Distributor, LLC (a broker-dealer and Member FINRA/SIPC).
This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind - including a recommendation for any specific investment, strategy, or plan.
© 2024 Allspring Global Investments Holdings, LLC. All rights reserved.
ALL-04012024-l50brrwn 05-24
AR0654 03-24

Allspring Special Small Cap Value Fund
Annual Report
March 31, 2024

The views expressed and any forward-looking statements are as of March 31, 2024, unless otherwise noted, and are those of the Fund’s portfolio managers and/or Allspring Global Investments. Discussions of individual securities or the markets generally are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Allspring Global Investments disclaims any obligation to publicly update or revise any views expressed or forward-looking statements.
Allspring Special Small Cap Value Fund | 1

Letter to shareholders (unaudited)

Andrew Owen
President
Allspring Funds
Dear Shareholder:
We are pleased to offer you this annual report for the Allspring Special Small Cap Value Fund for the 12-month period that ended March 31, 2024. Globally, stocks and bonds experienced high levels of volatility but had broadly positive performance for the period. The market was focused on persistently high inflation and the impact of ongoing aggressive central bank rate hikes. Riskier assets rallied in 2023 as investors anticipated an end to the tight monetary policy.
For the period, U.S. stocks, based on the S&P 500 Index,1 gained 29.88%. International stocks, as measured by the MSCI ACWI ex USA Index (Net),2 returned 13.26%, while the MSCI EM Index (Net) (USD)3 advanced 8.15%. Among bond indexes, the Bloomberg U.S. Aggregate Bond Index4 returned 1.70%, the Bloomberg Global Aggregate ex-USD Index (unhedged)5 returned -0.71%, the Bloomberg Municipal Bond Index6 gained 3.13%, and the ICE BofA U.S. High Yield Index7 returned a more robust 11.04%.
Markets rallied in anticipation of central bank rate cuts.
The period began with stock market gains in April amid banking industry stress after the collapse of Silicon Valley Bank in March sent ripples of concern throughout the banking industry. However, economic data released in April pointed to global resilience, as Purchasing Managers Indexes8 in the U.S., U.K., and eurozone beat expectations and China reported first-quarter annualized economic growth of 4.5%. The U.S. labor market remained strong, with a 3.5% jobless rate and monthly payroll gains above 200,000. However, uncertainty and inflationary concerns weighed on investors in the U.S. and abroad.
May was marked by a divergence between expanding activity in services and an overall contraction in manufacturing activity in the U.S., U.K., and eurozone. Core inflation remained elevated in the U.S. and Europe, despite the ongoing efforts of the Federal Reserve (Fed) and the European Central Bank (ECB), which included rate hikes of 0.25% by both in May. Stubborn inflation and the resilient U.S. labor market led to expectations of further interest rate hikes, overall monthly declines across bond indexes, and mixed results for stocks in May. Investor worries over a U.S. debt ceiling impasse were modest, and market confidence was buoyed by a deal in late May to avert a potential U.S. debt default.
1
The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.
2
The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the U.S. Source:  MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.
3
The MSCI Emerging Markets (EM) Index (Net) (USD) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of emerging markets. You cannot invest directly in an index.
4
The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S.-dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.
5
The Bloomberg Global Aggregate ex-USD Index (unhedged) is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S.-dollar-denominated debt market. You cannot invest directly in an index.
6
The Bloomberg Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.
7
The ICE BofA U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high yield bonds. The index tracks the performance of high yield securities traded in the U.S. bond market. Returns shown are net of transaction costs beginning on July 1, 2022. You cannot invest directly in an index. Copyright 2024. ICE Data Indices, LLC. All rights reserved.
8
The Purchasing Managers Index (PMI) is an index of the prevailing direction of economic trends in the manufacturing and service sectors. You cannot invest directly in an index.
2 | Allspring Special Small Cap Value Fund

Letter to shareholders (unaudited)
“ June featured the Fed’s first pause on interest rate hikes since March 2022, when it began its aggressive campaign to rein in inflation. ”
June featured the Fed’s first pause on interest rate hikes since March 2022, when it began its aggressive campaign to rein in inflation. However, the Core Consumer Price Index (CPI)1, while continuing to decline, remained stubbornly high in June at 4.8%, well above the Fed’s 2.0% target rate. With the U.S. unemployment rate still at 3.6%, near a historical low, and U.S. payrolls growing in June for the 30th consecutive month, expectations of more Fed rate hikes were reinforced. However, U.S. and global stocks had strong returns in June.
July was a good month for stocks. However, bonds had more muted but positive monthly returns overall. Riskier sectors and regions tended to do well, as investors grew more optimistic regarding economic prospects. With strong second-quarter gross domestic product (GDP) growth—initially estimated at 2.4%—and U.S. annual inflation easing steadily to 3.2% in July, hopes for a soft economic landing grew. The Fed, the ECB, and the Bank of England all raised their respective key interest rates by 0.25% in July. Speculation grew that the Fed could be very close to the end of its tightening cycle. Meanwhile, China’s economy showed signs of stagnation, renewing concerns of global fallout.
Stocks retreated in August while monthly bond returns were flat overall. Increased global market volatility reflected unease over the Chinese property market being stressed along with weak Chinese economic data. On a more positive note, speculation grew over a possible end to the Fed’s campaign of interest rate increases or at least a pause in September. U.S. economic data generally remained solid, with resilient job market data and inflation ticking up slightly in August. Although the annual CPI2 rose 3.7%, the three-month trend for Core CPI stood at a more encouraging annualized 2.4%
Stocks and bonds both had negative overall returns in September as investors were disappointed by the Fed’s reluctance to lower interest rates until it knows it has vanquished persistently high inflation. As of September, the two primary gauges of U.S. inflation—the annual Core Personal Consumption Expenditures Price Index3 and the CPI—both stood at roughly 4%, twice as high as the Fed’s oft-stated 2% target. The month ended with the prospect of yet another U.S. government shutdown averted at least temporarily but looming later in the year.
October was a tough month for stocks and bonds. Key global and domestic indexes were pushed down by rising geopolitical tensions—particularly the Israel-Hamas conflict—and concerns over the Fed’s “higher for longer” monetary policy. The U.S. 10-year Treasury yield rose above 5% for the first time since 2007. Commodity prices did well as oil prices rallied in response to the prospect of oil supply disruptions from the Middle East. U.S. annualized third quarter GDP was estimated at a healthier-than-anticipated 4.9%. China’s GDP indicated surprisingly strong industrial production and retail sales, offset by ongoing weakness in its real estate sector.
In November, the market mood turned positive as cooling inflation inspired confidence that central banks could hold off on further rate hikes. Overall annual inflation in the U.S. fell to 3.1% in November while 12-month inflation in the U.K. and eurozone eased to 4.6% and 2.4%, respectively—far below their peak levels of mid-2022. Third quarter annualized U.S. GDP growth was raised to an estimated 5.2% while U.S. job totals rose by close to 200,000 in November, indicating a slight cooling of the labor market. All of this fresh evidence added to confidence for a U.S. soft economic landing, leading to a more buoyant mood heading into winter.
1
The Core Consumer Price Index (CPI) is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services excluding energy and food prices. You cannot invest directly in an index.
2
The CPI is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services. You cannot invest directly in an index.
3
The Core Personal Consumption Expenditures Price Index (PCE) is a measure of prices that people living in the United States, or those buying on their behalf, pay for goods and services. It’s sometimes called the core PCE price index, because two categories that can have price swings – food and energy - are left out to make underlying inflation easier to see. You cannot invest directly in an index.
Allspring Special Small Cap Value Fund | 3

Letter to shareholders (unaudited)
The broad year-end rally among stocks and bonds that began in November continued through December as investors became more confident that monetary policy would ease in 2024. Supporting the bubbly market mood were a series of reports confirming lower inflationary trends in the U.S. and Europe. During the period, it appeared more likely that the U.S. economy could achieve a soft landing, cooling enough to lower inflation without the pain of a recession. However, by year-end, an expectations gap developed. Capital markets priced in a total of 1.50 percentage points in federal funds rate cuts in 2024—twice as much as the three cuts of 0.25% hinted at by Fed officials.
Financial market performance was mixed in January 2024 as U.S. stocks had modest gains while non-U.S. equities, particularly those in emerging markets, and fixed income assets were held back by central bank pushback on market optimism over rate cuts. Overall, optimism was supported by indications of a soft landing for the U.S. economy. Key data included a surprisingly strong gain of 353,000 jobs in January, an unemployment rate of just 3.7% and a rise of just 3.1% in the CPI in January. However, that resilience helped tone down expectations of a rate cut in March to a more likely second quarter move.
In February, stocks were supported by positive economic data and strong corporate earnings. However, fixed income investments were under pressure as resilient inflation led to lowered expectations on the timing of interest rate cuts. The S&P 500 Index had solid monthly gains along with emerging market equities, which benefited from a rebound in China.
The first quarter of 2024 closed with ongoing stock market momentum and a more muted sense of confidence in fixed income markets as investors adjusted to the prospect of greater-than-expected economic strength. The flip side of that is that expectations on the timing of a long-anticipated initial Fed rate cut were pushed back from March to June and then beyond. Additionally, the number of quarter-point rate cuts forecast by the market fell from six as projected in December 2023 to two to three cuts by fiscal period-end.
Don’t let short-term uncertainty derail long-term investment goals.
Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Allspring Funds offers a wide variety of mutual funds spanning many asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.
Thank you for choosing to invest with Allspring Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.
Sincerely,

Andrew Owen
President
Allspring Funds
“ The first quarter of 2024 closed with ongoing stock market momentum and a more muted sense of confidence in fixed income markets as investors adjusted to the prospect of greater-than-expected economic strength. ”
For further information about your fund, contact your investment professional, visit our website at allspringglobal.com, or call us directly at 1-800-222-8222.
4 | Allspring Special Small Cap Value Fund

Letter to shareholders (unaudited)

Notice to Shareholders
 Beginning in July 2024, the Fund will be required by the Securities and Exchange Commission to send shareholders a paper copy of a new tailored shareholder report in place of the full shareholder report that you are now receiving. The tailored shareholder report will contain concise information about the Fund, including certain expense and performance information and fund statistics. If you wish to receive this new tailored shareholder report electronically, please follow the instructions on the back cover of this report.

 Other information that is currently included in the shareholder report, such as the Fund’s financial statements, will be available online and upon request, free of charge, in paper or electronic format.

Allspring Special Small Cap Value Fund | 5

Performance highlights (unaudited)
Performance highlights
This Fund is currently closed to most new investors.*
Investment objective	The Fund seeks long-term capital appreciation.
Manager	Allspring Funds Management, LLC
Subadviser	Allspring Global Investments, LLC
Portfolio managers	Brian Martin, CFA, James M. Tringas, CFA, Bryant VanCronkhite, CFA, CPA

Average annual total returns (%) as of March 31, 2024
		Including sales charge			Excluding sales charge			Expense ratios[1] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[2]
Class A (ESPAX)	5-7-1993	16.26	8.51	7.60	23.35	9.81	8.24	1.25	1.25
Class C (ESPCX)	12-12-2000	21.48	9.01	7.60	22.48	9.01	7.60	2.00	2.00
Class R6 (ESPRX)[3]	10-31-2014	–	–	–	23.88	10.28	8.70	0.83	0.83
Administrator Class (ESPIX)	7-23-1996	–	–	–	23.47	9.90	8.36	1.18	1.18
Institutional Class (ESPNX)	7-30-2010	–	–	–	23.77	10.17	8.62	0.93	0.93
Russell 2000® Value Index[4]	–	–	–	–	18.75	8.17	6.87	–	–
Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, allspringglobal.com.
Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.
For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Class R6, Administrator Class and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

[1]
Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the Financial Highlights of this report.

[2]
The manager has contractually committed through July 31, 2024, to waive fees and/or reimburse expenses to the extent necessary to cap total annual fund operating expenses after fee waivers at 1.31% for Class A, 2.06% for Class C, 0.89% for Class R6, 1.20% for Administrator Class and 0.94% for Institutional Class. Brokerage
commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense caps. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees.
Without these caps, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.

[3]
Historical performance shown for the Class R6 shares prior to their inception reflects the performance of the Institutional Class shares, and includes the higher expenses applicable to the Institutional Class shares. If these expenses had not been included, returns for the Class R6 shares would be higher.

[4]	The Russell 2000® Value Index measures the performance of those Russell 2000 companies with lower price/book ratios and lower forecasted growth values. You cannot invest directly in an index.
Investing involves risk, including the possible loss of principal. Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Smaller company stocks tend to be more volatile and less liquid than those of larger companies. Consult the Fund’s prospectus for additional information on these and other risks.

*	Please see the Fund’s current Statement of Additional Information for further details.
CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

6 | Allspring Special Small Cap Value Fund

Performance highlights (unaudited)

Growth of $10,000 investment as of March 31, 2024[1]

[1]
The chart compares the performance of Class A shares for the most recent ten years with the Russell 2000® Value Index. The chart assumes a hypothetical investment of
$10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

Allspring Special Small Cap Value Fund | 7

Performance highlights (unaudited)
MANAGER’S DISCUSSION
Fund highlights
•The Fund outperformed its benchmark, the Russell 2000® Value Index, for the 12-month period that ended March 31, 2024.
•Stock selection in industrials, materials, and financials along with an overweight to the outperforming industrials sector contributed to relative performance.
•Stock selection in the consumer discretionary sector detracted the most from relative performance.
The Russell 2000® Value Index returned 18.75% over the 12-month period.
Equity markets and small-cap value stocks experienced volatility over the past 12 months as investors digested ongoing inflation concerns and varying economic data points with hopes of an economic “soft landing” and a more accommodative monetary policy environment. While inflation data has moderated some, it has proven to be stickier than investors had hoped.
The Fund outperformed its index over the 12-month period. Our process tends to do best when macroeconomic factors are more muted and companies can better control their destiny via their strong financial flexibility. We believe companies with durable asset bases, sustainable free cash flow, and flexible balance sheets should be the long-term outperformers.
The Fund made minor changes to sector positioning. We increased the Fund’s allocation to financials, but we remain significantly underweight banks, as we saw an opportunity to take advantage of overreactions to the liquidity-driven banking crisis, which indiscriminately weighed on the valuations of financial companies. The Fund decreased its weight in the industrials and materials sectors as reward/risk ratios dictated.

Ten largest holdings (%) as of March 31, 2024[1]
Mueller Industries, Inc.	3.47
Innospec, Inc.	3.44
Eagle Materials, Inc.	2.96
Franklin Electric Co., Inc.	2.91
J & J Snack Foods Corp.	2.60
Avient Corp.	2.47
UMB Financial Corp.	2.29
Spectrum Brands Holdings, Inc.	2.07
Enstar Group Ltd.	1.72
CSW Industrials, Inc.	1.71

[1]	Figures represent the percentage of the Fund’s net assets. Holdings are subject to change and may have changed since the date specified.
Key contributors included stock selection in industrials, materials, and financials along with an overweight to industrials.
Industrials holding Mueller Industries, Inc., was the Fund’s largest contributor. Mueller manufactures goods for the plumbing and HVAC markets. Management continued to demonstrate its unique ability to successfully navigate a higher-input cost environment through price increases and increased market share. The net cash balance sheet positions Mueller to continue its strategy of consolidating smaller niche players in the industry.
Eagle Materials, Inc. engages in the provision of heavy construction and light building materials. The U.S. housing market continues to be undersupplied and expectations are that substantial fiscal stimulus, already approved, will find its way onto Eagle’s income statement. Eagle generates substantial free cash flow and has an under-levered balance sheet and plenty of opportunity to add value to shareholders through intelligent capital deployment as the macro backdrop continues to be a tailwind.
Sector allocation as of March 31, 2024[1]

Industrials
30%
Financials
20%
Materials
16%
Consumer staples
9%
Energy
7%
Consumer discretionary
5%
Information technology
5%
Health care
4%
Real estate
1%
Utilities
1%
Other
1%
Communication services
1%

[1]	Figures represent the percentage of the Fund’s long-term investments. Allocations are subject to change and may have changed since the date specified.
The Fund’s overweight to the industrials sector contributed to relative return. This positioning is a byproduct of our reward/risk valuation process and serves as a counterbalance to the Fund’s underweights to other economically sensitive sectors, such as financials. The industrials sector was the best-performing sector within the index.

8 | Allspring Special Small Cap Value Fund

Performance highlights (unaudited)
The key detractor was stock selection in the consumer discretionary sector.
Dine Brands Global, Inc., is the franchisor of the largest casual and family dining chains in the U.S. Shares underperformed on concerns of a slowing environment and management making heavy investments that are temporarily affecting operating leverage. We believe the investments should begin to show positive returns in the next 12 months or management can begin to pull them back—either of which should meaningfully improve the stock price.
Denny’s Corp. is the second-largest U.S. family dining restaurant chain. Shares underperformed as a result of several transitory factors. We see opportunities for Denny’s to begin to better use its recent new oven upgrades to drive enhancements in its lunch and dinner menus and drive accelerated growth of the Keke’s morning eatery concept. Denny’s continues to generate strong free cash flow and is planning to reduce its share count annually with optionality from growth of the Keke’s brand over time.
We expect further volatility over the near term as investors continue to hope that the Fed can deliver on its dovish stance.
A recession is not out of the realm of possibilities as the impact of higher rates continues to work its way through the economy. The higher cost of capital is narrowing the strategic opportunities available to companies. Public company balance sheets remain in reasonable shape. However, there is a “debt wall” in 2024–2026 when a significant amount of debt will need to be refinanced. If interest rates are sustained at current levels through that period, the interest expense burden should increase materially.
Potential stock selection outperformance increases as company-specific characteristics and strategic decisions create fundamental distinctions among companies that should have long-lasting impacts. Financial flexibility should be rewarded as companies with well-constructed balance sheets and maturity profiles may be able to play offense with their strategic capital while others are forced to take defensive measures.

Allspring Special Small Cap Value Fund | 9

Fund expenses (unaudited)
Fund expenses
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from October 1, 2023 to March 31, 2024.
Actual expenses
The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000= 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.
Hypothetical example for comparison purposes
The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Beginning account value 10-1-2023	Ending account value 3-31-2024	Expenses paid during the period[1]	Annualized net expense ratio
Class A
Actual	$1,000.00	$1,203.74	$6.79	1.24%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.70	$6.22	1.24%
Class C
Actual	$1,000.00	$1,199.40	$10.77	1.97%
Hypothetical (5% return before expenses)	$1,000.00	$1,015.07	$9.87	1.97%
Class R6
Actual	$1,000.00	$1,206.21	$4.50	0.82%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.79	$4.12	0.82%
Administrator Class
Actual	$1,000.00	$1,204.52	$6.36	1.16%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.10	$5.82	1.16%
Institutional Class
Actual	$1,000.00	$1,205.84	$5.05	0.92%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.29	$4.62	0.92%

[1]
Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by 182 divided by 366 (to reflect the one-half-year period).

10 | Allspring Special Small Cap Value Fund

Portfolio of investments—March 31, 2024
Portfolio of investments

	Shares	Value
Common stocks: 95.66%
Communication services: 0.64%
Interactive media & services: 0.35%
Ziff Davis, Inc.†	325,600	$20,525,824
Media: 0.29%
DallasNews Corp.	426,597	1,629,601
Thryv Holdings, Inc.†	708,300	15,745,509
		17,375,110
Consumer discretionary: 4.90%
Automobile components: 0.87%
Atmus Filtration Technologies, Inc.†#	791,915	25,539,259
Holley, Inc.†	5,839,852	26,045,740
		51,584,999
Hotels, restaurants & leisure: 1.79%
Denny’s Corp.♠†	4,776,612	42,798,443
Dine Brands Global, Inc.	760,943	35,368,631
Jack in the Box, Inc.	405,446	27,764,942
		105,932,016
Household durables: 1.17%
Helen of Troy Ltd.†#	581,793	67,045,825
Landsea Homes Corp.†	143,409	2,083,733
		69,129,558
Textiles, apparel & luxury goods: 1.07%
Delta Apparel, Inc.♠†	602,202	1,800,584
Levi Strauss & Co. Class A	1,015,948	20,308,800
Steven Madden Ltd.	981,000	41,476,680
		63,586,064
Consumer staples: 8.91%
Beverages: 0.93%
Primo Water Corp.	3,026,689	55,116,007
Food products: 4.24%
J & J Snack Foods Corp.♠	1,067,524	154,321,269
Nomad Foods Ltd.	3,735,728	73,070,840
Tootsie Roll Industries, Inc.	751,515	24,071,029
		251,463,138
Household products: 3.58%
Central Garden & Pet Co.†	685,044	29,340,434
Central Garden & Pet Co. Class A†	1,636,712	60,427,407
Spectrum Brands Holdings, Inc.	1,377,087	122,574,514
		212,342,355
The accompanying notes are an integral part of these financial statements.
Allspring Special Small Cap Value Fund | 11

Portfolio of investments—March 31, 2024

	Shares	Value
Personal care products: 0.16%
Edgewell Personal Care Co.	236,500	$9,138,360
Energy: 6.73%
Energy equipment & services: 1.74%
Forum Energy Technologies, Inc.†	204,844	4,092,783
Liberty Energy, Inc.	1,669,871	34,599,727
Patterson-UTI Energy, Inc.	5,378,748	64,222,252
		102,914,762
Oil, gas & consumable fuels: 4.99%
Berry Corp.	2,162,286	17,406,402
Chord Energy Corp.	377,812	67,341,211
Magnolia Oil & Gas Corp. Class A	2,585,100	67,083,345
Nordic American Tankers Ltd.	3,283,911	12,872,931
Northern Oil & Gas, Inc.	1,115,370	44,257,882
SM Energy Co.	509,600	25,403,560
Southwestern Energy Co.†	8,127,280	61,604,782
		295,970,113
Financials: 19.16%
Banks: 7.61%
Associated Banc-Corp.	2,201,056	47,344,715
First Hawaiian, Inc.	1,157,358	25,415,582
Hancock Whitney Corp.	1,624,888	74,809,844
Renasant Corp.	1,183,957	37,081,533
SouthState Corp.	920,395	78,261,187
UMB Financial Corp.	1,560,749	135,769,555
Webster Financial Corp.#	1,032,063	52,397,838
		451,080,254
Capital markets: 1.18%
B Riley Financial, Inc.#	219,007	4,636,378
GlassBridge Enterprises, Inc.♠†	1,527	30,540
MidCap Financial Investment Corp.	1,845,286	27,753,101
New Mountain Finance Corp.	2,523,650	31,974,646
Pershing Square Tontine Holdings Ltd.♦†	1,415,995	1
Westwood Holdings Group, Inc.♠	469,383	5,782,799
		70,177,465
Financial services: 2.44%
Compass Diversified Holdings (Acquired 12-18-2023, cost $75,189,000)♦†˃	3,550,000	85,448,500
Euronet Worldwide, Inc.†	315,500	34,682,915
Jackson Financial, Inc. Class A#	367,993	24,339,057
		144,470,472
Insurance: 5.31%
CNO Financial Group, Inc.	232,100	6,378,108
Enstar Group Ltd.†	329,202	102,302,814
The accompanying notes are an integral part of these financial statements.
12 | Allspring Special Small Cap Value Fund

Portfolio of investments—March 31, 2024

	Shares	Value
Insurance(continued)
Hanover Insurance Group, Inc.	636,777	$86,709,924
ProAssurance Corp.	1,060,900	13,643,174
Stewart Information Services Corp.	1,341,002	87,245,590
White Mountains Insurance Group Ltd.	10,460	18,768,378
		315,047,988
Mortgage real estate investment trusts (REITs): 2.62%
AGNC Investment Corp.	5,769,842	57,121,436
Apollo Commercial Real Estate Finance, Inc.	1,744,770	19,436,738
New York Mortgage Trust, Inc.	3,009,901	21,671,287
Two Harbors Investment Corp.	4,295,486	56,872,234
		155,101,695
Health care: 4.30%
Health care equipment & supplies: 1.44%
Enovis Corp.†	520,400	32,498,980
Haemonetics Corp.†#	240,631	20,537,856
Varex Imaging Corp.†	1,786,438	32,334,528
		85,371,364
Health care providers & services: 1.07%
Patterson Cos., Inc.	1,438,351	39,770,405
Premier, Inc. Class A	1,071,337	23,676,548
		63,446,953
Life sciences tools & services: 0.53%
Azenta, Inc.†	521,241	31,420,407
Pharmaceuticals: 1.26%
Perrigo Co. PLC	475,351	15,301,549
Prestige Consumer Healthcare, Inc.†	819,126	59,435,782
		74,737,331
Industrials: 28.61%
Building products: 7.17%
CSW Industrials, Inc.	432,600	101,487,960
Griffon Corp.	796,404	58,408,269
Janus International Group, Inc.†	3,943,602	59,666,698
Quanex Building Products Corp.♠	2,169,680	83,380,802
Simpson Manufacturing Co., Inc.	197,331	40,488,375
UFP Industries, Inc.	665,359	81,845,811
		425,277,915
Commercial services & supplies: 2.35%
ACCO Brands Corp.	4,653,918	26,108,480
Custom Truck One Source, Inc.†	3,475,000	20,224,500
Ennis, Inc.	1,291,481	26,488,275
Matthews International Corp. Class A	480,464	14,932,821
The accompanying notes are an integral part of these financial statements.
Allspring Special Small Cap Value Fund | 13

Portfolio of investments—March 31, 2024

	Shares	Value
Commercial services & supplies(continued)
Stericycle, Inc.†#	169,400	$8,935,850
Viad Corp.♠†	1,081,308	42,700,853
		139,390,779
Construction & engineering: 1.96%
API Group Corp.†#	1,964,767	77,156,400
MDU Resources Group, Inc.	1,542,874	38,880,425
		116,036,825
Electrical equipment: 1.19%
Atkore, Inc.#	372,269	70,865,127
Ground transportation: 0.77%
Werner Enterprises, Inc.	1,162,729	45,485,959
Machinery: 11.30%
Alamo Group, Inc.	328,307	74,962,337
Columbus McKinnon Corp.	784,807	35,025,936
Douglas Dynamics, Inc.♠	1,937,221	46,725,771
Franklin Electric Co., Inc.	1,613,469	172,334,624
Gates Industrial Corp. PLC†	2,780,537	49,243,310
Hillman Group†	3,622,900	38,547,656
Hillman Solutions Corp.†	2,271,762	24,171,548
Mayville Engineering Co., Inc.♠†	1,617,824	23,183,418
Mueller Industries, Inc.	3,811,880	205,574,688
		669,769,288
Professional services: 3.20%
CBIZ, Inc.†	657,461	51,610,689
Concentrix Corp.#	238,500	15,793,470
Korn Ferry	1,129,582	74,281,312
Maximus, Inc.	571,100	47,915,290
		189,600,761
Trading companies & distributors: 0.67%
Air Lease Corp.	690,900	35,539,896
Custom Truck One Source, Inc.†	751,809	4,375,528
		39,915,424
Information technology: 4.60%
Electronic equipment, instruments & components: 1.94%
Belden, Inc.	1,086,178	100,590,944
IPG Photonics Corp.†#	50,000	4,534,500
Knowles Corp.†	601,207	9,679,433
		114,804,877
IT services: 1.45%
Global Blue Group Holding AG†	4,536,904	23,773,377
The accompanying notes are an integral part of these financial statements.
14 | Allspring Special Small Cap Value Fund

Portfolio of investments—March 31, 2024

	Shares	Value
IT services(continued)
Kyndryl Holdings, Inc.†	2,337,689	$50,868,113
Perficient, Inc.†	206,100	11,601,369
		86,242,859
Semiconductors & semiconductor equipment: 0.18%
Diodes, Inc.†	150,000	10,575,000
Software: 0.70%
E2open Parent Holdings, Inc.†	3,141,845	13,949,791
Pagaya Technologies Ltd. Class A†	1,029,718	10,400,152
Progress Software Corp.#	255,100	13,599,381
Synchronoss Technologies, Inc.†	458,357	3,827,281
		41,776,605
Technology hardware, storage & peripherals: 0.33%
Diebold Nixdorf, Inc.†	559,200	19,258,848
Materials: 15.92%
Chemicals: 9.59%
Avient Corp.	3,370,184	146,265,986
Ecovyst, Inc.†	4,155,014	46,328,406
Innospec, Inc.♠	1,583,394	204,162,822
Mativ Holdings, Inc.♠	3,363,846	63,072,112
Minerals Technologies, Inc.	362,356	27,278,160
NewMarket Corp.	128,281	81,409,688
		568,517,174
Construction materials: 2.96%
Eagle Materials, Inc.	646,873	175,787,738
Containers & packaging: 3.37%
Myers Industries, Inc.	1,713,677	39,705,896
Silgan Holdings, Inc.	1,900,065	92,267,157
TriMas Corp.♠	2,533,325	67,715,777
		199,688,830
Real estate: 0.99%
Residential REITs : 0.42%
Elme Communities	1,784,009	24,833,405
Retail REITs : 0.57%
Agree Realty Corp.	595,200	33,997,824
Utilities: 0.90%
Electric utilities: 0.50%
IDACORP, Inc.	319,768	29,703,250
Independent power and renewable electricity producers: 0.40%
Talen Energy Corp.†	253,400	23,908,290
Total common stocks (Cost $4,270,806,553)		5,671,369,013
The accompanying notes are an integral part of these financial statements.
Allspring Special Small Cap Value Fund | 15

Portfolio of investments—March 31, 2024

	Shares	Value
Investment companies: 0.67%
Exchange-traded funds: 0.67%
iShares Russell 2000 Value ETF#	250,000	$39,702,500
Total investment companies (Cost $37,502,932)		39,702,500

	Expiration date
Rights: 0.00%
Financials: 0.00%
Capital markets: 0.00%
Pershing Square Holdings Ltd.♦†	9-23-2033	353,998	0
Total rights (Cost $0)			0

		Yield
Short-term investments: 3.62%
Investment companies: 3.62%
Allspring Government Money Market Fund Select Class♠∞		5.25%	214,698,626	214,698,626
Total short-term investments (Cost $214,698,626)				214,698,626
Total investments in securities (Cost $4,523,008,111)	99.95%			5,925,770,139
Other assets and liabilities, net	0.05			3,191,365
Total net assets	100.00%			$5,928,961,504

†	Non-income-earning security
#	All or a portion of this security is segregated as collateral for investments in derivative instruments.
♠	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.
♦	The security is fair valued in accordance with procedures approved by the Board of Trustees.
˃
Restricted security as to resale, excluding Rule 144A securities. The Fund held restricted securities with an aggregate current value of $85,448,500 (original aggregate cost of $75,189,000), representing 1.44% of its net assets as of period end. The restriction expires on June 18, 2024.

∞	The rate represents the 7-day annualized yield at period end.

Abbreviations:
REIT	Real estate investment trust
The accompanying notes are an integral part of these financial statements.
16 | Allspring Special Small Cap Value Fund

Portfolio of investments—March 31, 2024

Investments in affiliates
An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were affiliates of the Fund at the end of the period were as follows:
	Value, beginning of period	Purchases	Sales proceeds	Net realized gains (losses)	Net change in unrealized gains (losses)	Value, end of period	Shares, end of period	Income from affiliated securities
Common stocks
Delta Apparel, Inc.†	$6,624,222	$0	$0	$0	$(4,823,638)	$1,800,584	602,202	$0
Denny’s Corp.†	51,381,890	2,252,000	(415,416)	(41,175)	(10,378,856)	42,798,443	4,776,612	0
Douglas Dynamics, Inc.	59,953,870	1,866,451	(184,998)	(51,677)	(14,857,875)	46,725,771	1,937,221	2,267,926
GlassBridge Enterprises, Inc.†	13,758	0	0	0	16,782	30,540	1,527	0
Innospec, Inc.	175,472,681	0	(14,268,882)	1,703,173	41,255,850	204,162,822	1,583,394	2,366,104
J & J Snack Foods Corp.	153,057,456	7,857,192	(3,047,961)	(280,937)	(3,264,481)	154,321,269	1,067,524	3,002,680
Mativ Holdings, Inc.	67,950,618	4,863,371	(2,204,032)	(1,233,939)	(6,303,906)	63,072,112	3,363,846	2,247,552
Mayville Engineering Co., Inc.†	24,609,406	624,010	(1,048,604)	(214,655)	(786,739)	23,183,418	1,617,824	0
Quanex Building Products Corp.	60,272,804	0	(20,202,181)	5,046,808	38,263,371	83,380,802	2,169,680	817,370
TriMas Corp.	59,828,319	10,371,126	(554,026)	(88,595)	(1,841,047)	67,715,777	2,533,325	360,697
Viad Corp.†	22,644,911	84,210	(249,136)	(151,684)	20,372,552	42,700,853	1,081,308	0
Westwood Holdings Group, Inc.	5,007,316	251,188	(29,152)	(134,443)	687,890	5,782,799	469,383	274,820
Short-term investments
Allspring Government Money Market Fund Select Class	151,876,865	1,048,135,916	(985,314,155)	0	0	214,698,626	214,698,626	7,784,610
Investments in affiliates no longer held at end of period
Tupperware Brands Corp.†	2,254,605	0	(1,245,629)	(18,292,322)	17,283,346	0	0	0
				$(13,739,446)	$75,623,249	$950,373,816		$19,121,759
Transactions with issuers that were no longer affiliates of the Fund at the end of the period were as follows:
	Value, beginning of period	Purchases	Sales proceeds	Net realized gains (losses)	Net change in unrealized gains (losses)	Value, end of period	Shares, end of period	Income from affiliated securities
Common stocks
Central Garden & Pet Co.†	$32,984,401	$247,726	$(8,653,141)	$891,834	$3,869,614	$29,340,434	685,044	$0
CSW Industrials, Inc.	117,654,677	0	(72,810,298)	45,972,768	10,670,813	101,487,960	432,600	463,818
DallasNews Corp.	1,929,759	0	(249,193)	(186,042)	135,077	1,629,601	426,597	277,822
Dine Brands Global, Inc.	62,245,237	5,825,528	(12,102,788)	(7,488,198)	(13,111,148)	35,368,631	760,943	1,990,618
Ennis, Inc.	26,434,670	842,265	(61,575)	(2,673)	(724,412)	26,488,275	1,291,481	1,267,652
Mueller Industries, Inc.	182,532,697	16,274,649	(67,644,975)	33,615,352	40,796,965	205,574,688	3,811,880	2,747,996

†	Non-income-earning security
Written options
Description	Counterparty	Number of contracts	Notional amount	Exercise price	Expiration date	Value
Call
API Group Corp.	Bank of America Securities, Inc.	(500)	$(2,000,000)	$40.00	4-19-2024	$(35,000)
Atkore, Inc.	Bank of America Securities, Inc.	(200)	(3,500,000)	175.00	4-19-2024	(340,000)
Atkore, Inc.	Bank of America Securities, Inc.	(250)	(4,500,000)	180.00	5-17-2024	(467,500)
The accompanying notes are an integral part of these financial statements.
Allspring Special Small Cap Value Fund | 17

Portfolio of investments—March 31, 2024

Written options (continued)
Description	Counterparty	Number of contracts	Notional amount	Exercise price	Expiration date	Value
Call (continued)
Atkore, Inc.	Bank of America Securities, Inc.	(100)	$(2,000,000)	$200.00	5-17-2024	$(82,000)
B Riley Financial, Inc.	Bank of America Securities, Inc.	(250)	(750,000)	30.00	4-19-2024	(11,875)
B Riley Financial, Inc.	Bank of America Securities, Inc.	(250)	(500,000)	20.00	4-19-2024	(71,250)
B Riley Financial, Inc.	Bank of America Securities, Inc.	(250)	(437,500)	17.50	4-19-2024	(105,000)
B Riley Financial, Inc.	Bank of America Securities, Inc.	(250)	(562,500)	22.50	4-19-2024	(43,750)
B Riley Financial, Inc.	Bank of America Securities, Inc.	(250)	(625,000)	25.00	4-19-2024	(29,375)
Haemonetics Corp.	Bank of America Securities, Inc.	(250)	(2,250,000)	90.00	5-17-2024	(74,375)
IPG Photonics Corp.	Bank of America Securities, Inc.	(500)	(4,500,000)	90.00	4-19-2024	(112,500)
iShares Russell 2000 Value ETF	Bank of America Securities, Inc.	(100)	(1,550,000)	155.00	4-19-2024	(53,500)
iShares Russell 2000 Value ETF	Bank of America Securities, Inc.	(100)	(1,560,000)	156.00	4-19-2024	(46,000)
iShares Russell 2000 Value ETF	Bank of America Securities, Inc.	(100)	(1,600,000)	160.00	4-19-2024	(23,500)
Jackson Financial, Inc.	Bank of America Securities, Inc.	(250)	(1,625,000)	65.00	4-19-2024	(64,375)
Put
Atmus Filtration Technologies, Inc.	Bank of America Securities, Inc.	1,000	2,250,000	22.50	4-19-2024	(1)
Concentrix Corp.	Bank of America Securities, Inc.	250	1,625,000	65.00	4-19-2024	(45,625)
Helen of Troy Ltd.	Bank of America Securities, Inc.	100	1,050,000	105.00	5-17-2024	(31,500)
IPG Photonics Corp.	Bank of America Securities, Inc.	100	850,000	85.00	5-17-2024	(24,500)
Progress Software Corp.	Bank of America Securities, Inc.	750	3,937,500	52.50	4-19-2024	(56,250)
Stericycle, Inc.	Bank of America Securities, Inc.	750	3,750,000	50.00	5-17-2024	(82,500)
Webster Financial Corp.	Bank of America Securities, Inc.	500	2,250,000	45.00	4-19-2024	(11,250)
						$(1,811,626)
The accompanying notes are an integral part of these financial statements.
18 | Allspring Special Small Cap Value Fund

Statement of assets and liabilities—March 31, 2024
Financial statements
Statement of assets and liabilities
Assets
Investments in unaffiliated securities, at value (cost $3,592,208,958)	$4,975,396,323
Investments in affiliated securities, at value (cost $930,799,153)	950,373,816
Cash	3,233,930
Cash at broker segregated for written options	15,712,500
Receivable for investments sold	14,554,541
Receivable for Fund shares sold	10,748,384
Receivable for dividends	8,260,474
Prepaid expenses and other assets	331,996
Total assets	5,978,611,964
Liabilities
Payable for investments purchased	37,859,918
Payable for Fund shares redeemed	5,471,323
Management fee payable	3,714,217
Written options, at value (premiums received $1,806,271)	1,811,626
Administration fees payable	486,767
Distribution fees payable	3,489
Accrued expenses and other liabilities	303,120
Total liabilities	49,650,460
Total net assets	$5,928,961,504
Net assets consist of
Paid-in capital	$4,377,078,276
Total distributable earnings	1,551,883,228
Total net assets	$5,928,961,504
Computation of net asset value and offering price per share
Net assets–Class A	$800,715,910
Shares outstanding–Class A1	18,631,408
Net asset value per share–Class A	$42.98
Maximum offering price per share – Class A2	$45.60
Net assets–Class C	$5,679,989
Shares outstanding–Class C1	150,945
Net asset value per share–Class C	$37.63
Net assets–Class R6	$2,338,678,405
Shares outstanding–Class R6[1]	52,807,041
Net asset value per share–Class R6	$44.29
Net assets–Administrator Class	$110,129,809
Shares outstanding–Administrator Class[1]	2,487,048
Net asset value per share–Administrator Class	$44.28
Net assets–Institutional Class	$2,673,757,391
Shares outstanding–Institutional Class[1]	60,354,429
Net asset value per share–Institutional Class	$44.30
1 The Fund has an unlimited number of authorized shares.
2  Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.
The accompanying notes are an integral part of these financial statements.
Allspring Special Small Cap Value Fund | 19

Statement of operations—year ended March 31, 2024
Statement of operations
Investment income
Dividends (net of foreign withholdings taxes of $170,301)	$88,060,616
Income from affiliated securities	19,121,759
Interest	7,233,499
Total investment income	114,415,874
Expenses
Management fee	40,889,178
Administration fees
Class A	1,484,302
Class C	12,434
Class R	5,875 [1]
Class R6	583,720
Administrator Class	134,709
Institutional Class	3,228,293
Shareholder servicing fees
Class A	1,833,817
Class C	15,158
Class R	6,994 [1]
Administrator Class	251,200
Distribution fees
Class C	45,466
Class R	6,981 [1]
Custody and accounting fees	121,392
Professional fees	111,131
Registration fees	152,338
Shareholder report expenses	379,934
Trustees’ fees and expenses	19,295
Other fees and expenses	133,667
Total expenses	49,415,884
Less: Fee waivers and/or expense reimbursements
Fund-level	(30,857)
Class A	(5,278)
Class C	(9)
Administrator Class	(4,455)
Net expenses	49,375,285
Net investment income	65,040,589
1 For the period from April 1, 2023 to June 16, 2023. Effective at the close of business on June 16, 2023, Class R shares were converted to Class A shares and are no longer offered by the Fund.
The accompanying notes are an integral part of these financial statements.
20 | Allspring Special Small Cap Value Fund

Statement of operations—year ended March 31, 2024
Statement of operations
Realized and unrealized gains (losses) on investments
Net realized gains (losses) on
Unaffiliated securities	$259,509,950
Affiliated securities	(13,739,446)
Written options	8,215,024
Net realized gains on investments	253,985,528
Net change in unrealized gains (losses) on
Unaffiliated securities	765,834,738
Affiliated securities	75,623,249
Written options	(436,347)
Net change in unrealized gains (losses) on investments	841,021,640
Net realized and unrealized gains (losses) on investments	1,095,007,168
Net increase in net assets resulting from operations	$1,160,047,757
The accompanying notes are an integral part of these financial statements.
Allspring Special Small Cap Value Fund | 21

Statement of changes in net assets
Statement of changes in net assets
	Year ended March 31, 2024		Year ended March 31, 2023
Operations
Net investment income		$65,040,589		$59,055,638
Net realized gains on investments		253,985,528		14,005,466
Net change in unrealized gains (losses) on investments		841,021,640		(492,996,900)
Net increase (decrease) in net assets resulting from operations		1,160,047,757		(419,935,796)
Distributions to shareholders from
Net investment income and net realized gains
Class A		(15,641,507)		(42,591,589)
Class C		(86,765)		(463,826)
Class R		0 [1]		(726,448)
Class R6		(52,465,865)		(100,176,931)
Administrator Class		(2,337,336)		(6,550,499)
Institutional Class		(59,235,312)		(155,567,068)
Total distributions to shareholders		(129,766,785)		(306,076,361)
Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	3,353,477	126,333,088	3,144,073	115,444,516
Class C	1,545	50,636	8,201	261,543
Class R	23,411 [1]	838,700 [1]	77,769	2,911,756
Class R6	18,425,245	714,955,626	10,101,086	381,018,452
Administrator Class	434,619	16,752,122	403,179	15,229,744
Institutional Class	14,408,302	559,097,838	22,900,867	864,224,769
		1,418,028,010		1,379,090,780
Reinvestment of distributions
Class A	372,630	14,366,027	1,122,650	39,439,381
Class C	2,620	86,729	14,894	457,404
Class R	0 [1]	0 [1]	20,361	726,448
Class R6	1,110,921	44,335,106	2,638,058	95,564,223
Administrator Class	58,128	2,312,242	178,990	6,477,362
Institutional Class	1,306,213	52,101,206	3,335,094	120,823,133
		113,201,310		263,487,951
Payment for shares redeemed
Class A	(5,740,842)	(214,886,910)	(3,531,086)	(129,875,544)
Class C	(81,391)	(2,669,978)	(94,383)	(3,023,154)
Class R	(12,815)[1]	(455,723)[1]	(96,511)	(3,584,025)
Class R6	(11,977,861)	(467,288,743)	(9,526,745)	(365,341,881)
Administrator Class	(892,507)	(34,925,241)	(933,530)	(35,066,154)
Institutional Class	(29,696,777)	(1,145,260,279)	(27,975,810)	(1,063,646,250)
		(1,865,486,874)		(1,600,537,008)
1 For the period from April 1, 2023 to June 16, 2023. Effective at the close of business on June 16, 2023, Class R shares were converted to Class A shares and are no longer offered by the Fund.
The accompanying notes are an integral part of these financial statements.
22 | Allspring Special Small Cap Value Fund

Statement of changes in net assets
Statement of changes in net assets
	Year ended March 31, 2024		Year ended March 31, 2023
	Shares		Shares
Share conversions
Class A	378,410 [2]	$13,972,673 [2]	0	$0
Class R	(372,456)[2]	(13,972,673)[2]	0	0
		0		0
Net increase (decrease) in net assets resulting from capital share transactions		(334,257,554)		42,041,723
Total increase (decrease) in net assets		696,023,418		(683,970,434)
Net assets
Beginning of period		5,232,938,086		5,916,908,520
End of period		$5,928,961,504		$5,232,938,086
2 Effective at the close of business on June 16, 2023, Class R shares were converted to Class A shares and are no longer offered by the Fund.
The accompanying notes are an integral part of these financial statements.
Allspring Special Small Cap Value Fund | 23

Financial highlights
Financial highlights

(For a share outstanding throughout each period)

	Year ended March 31
Class A	2024	2023	2022	2021	2020
Net asset value, beginning of period	$35.59	$40.81	$42.37	$23.39	$31.74
Net investment income	0.34 [1]	0.29	0.07	0.14 [1]	0.24
Net realized and unrealized gains (losses) on investments	7.88	(3.35)	1.07	18.98	(8.00)
Total from investment operations	8.22	(3.06)	1.14	19.12	(7.76)
Distributions to shareholders from
Net investment income	(0.34)	(0.25)	(0.10)	(0.13)	(0.28)
Net realized gains	(0.49)	(1.91)	(2.60)	(0.01)	(0.31)
Total distributions to shareholders	(0.83)	(2.16)	(2.70)	(0.14)	(0.59)
Net asset value, end of period	$42.98	$35.59	$40.81	$42.37	$23.39
Total return[2]	23.35%	(7.41)%	2.56%	81.92%	(25.08)%
Ratios to average net assets (annualized)
Gross expenses	1.24%	1.26%	1.24%	1.27%	1.27%
Net expenses	1.24%	1.26%	1.24%	1.27%	1.27%
Net investment income	0.92%	0.82%	0.17%	0.43%	0.75%
Supplemental data
Portfolio turnover rate	21%	22%	28%	40%	39%
Net assets, end of period (000s omitted)	$800,716	$721,397	$797,067	$797,193	$381,058

[1]	Calculated based upon average shares outstanding
[2]	Total return calculations do not include any sales charges.
The accompanying notes are an integral part of these financial statements.
24 | Allspring Special Small Cap Value Fund

Financial highlights

(For a share outstanding throughout each period)

	Year ended March 31
Class C	2024	2023	2022	2021	2020
Net asset value, beginning of period	$31.19	$36.04	$37.90	$20.99	$28.49
Net investment income (loss)	0.06 [1]	0.02 [1]	(0.22)[1]	(0.08)[1]	(0.01)[1]
Net realized and unrealized gains (losses) on investments	6.87	(2.96)	0.96	17.00	(7.18)
Total from investment operations	6.93	(2.94)	0.74	16.92	(7.19)
Distributions to shareholders from
Net realized gains	(0.49)	(1.91)	(2.60)	(0.01)	(0.31)
Net asset value, end of period	$37.63	$31.19	$36.04	$37.90	$20.99
Total return[2]	22.48%	(8.11)%	1.79%	80.71%	(25.65)%
Ratios to average net assets (annualized)
Gross expenses	1.98%	2.01%	1.99%	2.01%	2.02%
Net expenses	1.98%	2.01%	1.99%	2.01%	2.02%
Net investment income (loss)	0.19%	0.06%	(0.58)%	(0.29)%	(0.04)%
Supplemental data
Portfolio turnover rate	21%	22%	28%	40%	39%
Net assets, end of period (000s omitted)	$5,680	$7,116	$10,792	$14,063	$11,419

[1]	Calculated based upon average shares outstanding
[2]	Total return calculations do not include any sales charges.
The accompanying notes are an integral part of these financial statements.
Allspring Special Small Cap Value Fund | 25

Financial highlights

(For a share outstanding throughout each period)

	Year ended March 31
Class R6	2024	2023	2022	2021	2020
Net asset value, beginning of period	$36.67	$41.98	$43.51	$24.00	$32.55
Net investment income	0.52 [1]	0.46	0.26 [1]	0.28	0.37
Net realized and unrealized gains (losses) on investments	8.11	(3.45)	1.10	19.49	(8.17)
Total from investment operations	8.63	(2.99)	1.36	19.77	(7.80)
Distributions to shareholders from
Net investment income	(0.52)	(0.41)	(0.29)	(0.25)	(0.44)
Net realized gains	(0.49)	(1.91)	(2.60)	(0.01)	(0.31)
Total distributions to shareholders	(1.01)	(2.32)	(2.89)	(0.26)	(0.75)
Net asset value, end of period	$44.29	$36.67	$41.98	$43.51	$24.00
Total return	23.88%	(7.02)%	2.99%	82.77%	(24.78)%
Ratios to average net assets (annualized)
Gross expenses	0.82%	0.83%	0.81%	0.84%	0.84%
Net expenses	0.82%	0.83%	0.81%	0.84%	0.84%
Net investment income	1.34%	1.25%	0.59%	0.84%	1.12%
Supplemental data
Portfolio turnover rate	21%	22%	28%	40%	39%
Net assets, end of period (000s omitted)	$2,338,678	$1,659,115	$1,764,529	$1,598,341	$580,535

[1]	Calculated based upon average shares outstanding
The accompanying notes are an integral part of these financial statements.
26 | Allspring Special Small Cap Value Fund

Financial highlights

(For a share outstanding throughout each period)

	Year ended March 31
Administrator Class	2024	2023	2022	2021	2020
Net asset value, beginning of period	$36.67	$41.96	$43.50	$24.00	$32.55
Net investment income	0.39 [1]	0.35 [1]	0.11 [1]	0.16 [1]	0.26 [1]
Net realized and unrealized gains (losses) on investments	8.10	(3.46)	1.09	19.48	(8.18)
Total from investment operations	8.49	(3.11)	1.20	19.64	(7.92)
Distributions to shareholders from
Net investment income	(0.39)	(0.27)	(0.14)	(0.13)	(0.32)
Net realized gains	(0.49)	(1.91)	(2.60)	(0.01)	(0.31)
Total distributions to shareholders	(0.88)	(2.18)	(2.74)	(0.14)	(0.63)
Net asset value, end of period	$44.28	$36.67	$41.96	$43.50	$24.00
Total return	23.47%	(7.33)%	2.62%	82.13%	(25.03)%
Ratios to average net assets (annualized)
Gross expenses	1.16%	1.17%	1.16%	1.19%	1.19%
Net expenses	1.16%	1.17%	1.16%	1.18%	1.19%
Net investment income	1.00%	0.91%	0.26%	0.51%	0.79%
Supplemental data
Portfolio turnover rate	21%	22%	28%	40%	39%
Net assets, end of period (000s omitted)	$110,130	$105,846	$135,870	$196,801	$105,286

[1]	Calculated based upon average shares outstanding
The accompanying notes are an integral part of these financial statements.
Allspring Special Small Cap Value Fund | 27

Financial highlights

(For a share outstanding throughout each period)

	Year ended March 31
Institutional Class	2024	2023	2022	2021	2020
Net asset value, beginning of period	$36.68	$41.98	$43.52	$24.01	$32.56
Net investment income	0.48 [1]	0.44	0.22 [1]	0.25 [1]	0.31
Net realized and unrealized gains (losses) on investments	8.11	(3.46)	1.08	19.50	(8.14)
Total from investment operations	8.59	(3.02)	1.30	19.75	(7.83)
Distributions to shareholders from
Net investment income	(0.48)	(0.37)	(0.24)	(0.23)	(0.41)
Net realized gains	(0.49)	(1.91)	(2.60)	(0.01)	(0.31)
Total distributions to shareholders	(0.97)	(2.28)	(2.84)	(0.24)	(0.72)
Net asset value, end of period	$44.30	$36.68	$41.98	$43.52	$24.01
Total return	23.77%	(7.11)%	2.87%	82.59%	(24.85)%
Ratios to average net assets (annualized)
Gross expenses	0.92%	0.93%	0.91%	0.94%	0.94%
Net expenses	0.92%	0.93%	0.91%	0.93%	0.94%
Net investment income	1.25%	1.14%	0.49%	0.77%	1.07%
Supplemental data
Portfolio turnover rate	21%	22%	28%	40%	39%
Net assets, end of period (000s omitted)	$2,673,757	$2,726,372	$3,193,721	$3,102,741	$1,465,398

[1]	Calculated based upon average shares outstanding
The accompanying notes are an integral part of these financial statements.
28 | Allspring Special Small Cap Value Fund

Notes to financial statements
Notes to financial statements
1.
ORGANIZATION
Allspring Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Allspring Special Small Cap Value Fund (the “Fund”) which is a diversified series of the Trust.
Effective at the close of business on June 16, 2023, Class R shares became Class A shares in a tax-free conversion. Shareholders of Class R received Class A shares at a value equal to the value of their Class R shares immediately prior to the conversion. Class R shares are no longer offered by the Fund.
2.
SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
Securities valuation
All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.
Equity securities and exchange-traded funds that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price.
Options that are listed on a foreign or domestic exchange or market are valued at the closing mid-price. Non-listed options are valued at the evaluated price provided by an independent pricing service or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.
Investments in registered open-end investment companies (other than those listed on a foreign or domestic exchange or market) are valued at net asset value.
Investments which are not valued using the methods discussed above are valued at their fair value, as determined in good faith by Allspring Funds Management, LLC (“Allspring Funds Management”), which was named the valuation designee by the Board of Trustees. As the valuation designee, Allspring Funds Management is responsible for day-to-day valuation activities for the Allspring Funds. In connection with these responsibilities, Allspring Funds Management has established a Valuation Committee and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities. On a quarterly basis, the Board of Trustees receives reports of valuation actions taken by the Valuation Committee. On at least an annual basis, the Board of Trustees receives an assessment of the adequacy and effectiveness of Allspring Funds Management’s process for determining the fair value of the portfolio of investments.
Options
The Fund may write covered call options or secured put options on individual securities and/or indexes. When the Fund writes an option, an amount equal to the premium received is recorded as a liability and is subsequently adjusted to the current market value of the written option. Premiums received from written options that expire unexercised are recognized as realized gains on the expiration date. For exercised options, the difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is treated as a realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in calculating the realized gain or loss on the sale. If a put option is exercised, the premium reduces the cost of the security purchased. The Fund, as a writer of an option, bears the market risk of an unfavorable change in the price of the security and/or index underlying the written option.
The Fund may also purchase call or put options. Premiums paid are included in the Statement of Assets and Liabilities as investments, the values of which are subsequently adjusted based on the current market values of the options. Premiums paid for purchased options that expire are recognized as realized losses on the expiration date. Premiums paid for purchased options that are exercised or closed are added to the amount paid or offset against the proceeds received for the underlying security to determine the realized gain or loss. The risk of loss associated with purchased options is limited to the premium paid.
Options traded on an exchange are regulated and terms of the options are standardized. The Fund is subject to equity price risk. Purchased options traded over-the-counter expose the Fund to counterparty risk in the event the counterparty does not perform. This risk can be mitigated by having a master netting arrangement between the Fund and the counterparty and by having the counterparty post collateral to cover the Fund’s exposure to the counterparty.
Security transactions and income recognition
Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.
Allspring Special Small Cap Value Fund | 29

Notes to financial statements
Dividend income is recognized on the ex-dividend date. Dividend income is recorded net of foreign taxes withheld where recovery of such taxes is not assured.
Interest earned on cash balances held at the custodian is recorded as interest income.
Income dividends and capital gain distributions from investment companies are recorded on the ex-dividend date. Capital gain distributions from investment companies are treated as realized gains.
Distributions received from REIT investments may be characterized as ordinary income, capital gains, or a return of capital to the Fund based on information provided by the REIT. The proper characterization of REIT distributions is generally not known until after the end of each calendar year. As such, estimates may be used in reporting the character of income and distributions for financial statement purposes.
Distributions to shareholders
Distributions to shareholders from net investment income and any net realized gains are recorded on the ex-dividend date and paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.
Federal and other taxes
The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable  income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.
The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s  tax positions taken on federal, state, and foreign tax returns, as applicable, for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.
As of March 31, 2024, the aggregate cost of all investments for federal income tax purposes was $4,567,192,102 and the unrealized gains (losses) consisted of:
Gross unrealized gains	$1,784,032,844
Gross unrealized losses	(425,460,162)
Net unrealized gains	$1,358,572,682
Class allocations
The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common fund-level expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.
3.
FAIR VALUATION MEASUREMENTS
Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:
•Level 1—quoted prices in active markets for identical securities
•Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.
30 | Allspring Special Small Cap Value Fund

Notes to financial statements
The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of March 31, 2024:
	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:
Common stocks
Communication services	$37,900,934	$0	$0	$37,900,934
Consumer discretionary	290,232,637	0	0	290,232,637
Consumer staples	528,059,860	0	0	528,059,860
Energy	398,884,875	0	0	398,884,875
Financials	1,050,398,833	85,479,041	0	1,135,877,874
Health care	254,976,055	0	0	254,976,055
Industrials	1,696,342,078	0	0	1,696,342,078
Information technology	272,658,189	0	0	272,658,189
Materials	943,993,742	0	0	943,993,742
Real estate	58,831,229	0	0	58,831,229
Utilities	53,611,540	0	0	53,611,540
Investment companies	39,702,500	0	0	39,702,500
Rights
Financials	0	0	0	0
Short-term investments
Investment companies	214,698,626	0	0	214,698,626
Total assets	$5,840,291,098	$85,479,041	$0	$5,925,770,139
Liabilities
Written options	$1,811,625	$1	$0	$1,811,626
Total liabilities	$1,811,625	$1	$0	$1,811,626
Additional sector, industry or geographic detail, if any, is included in the Portfolio of Investments.
At March 31, 2024, the Fund did not have any transfers into/out of Level 3.
4.
TRANSACTIONS WITH AFFILIATES
Management fee
Allspring Funds Management, a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P., is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Allspring Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser and providing fund-level administrative services in connection with the Fund’s operations. As compensation for its services under the investment management agreement, Allspring Funds Management is entitled to receive a management fee at the following annual rate based on the Fund’s average daily net assets:
Average daily net assets	Management fee
First $500 million	0.850%
Next $500 million	0.825
Next $1 billion	0.800
Next $1 billion	0.775
Next $1 billion	0.750
Next $1 billion	0.730
Next $5 billion	0.720
Over $10 billion	0.710
For the year ended March 31, 2024, the management fee was equivalent to an annual rate of 0.78% of the Fund’s average daily net assets.
Allspring Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Allspring Funds Management. Allspring Global Investments, LLC, an affiliate of Allspring Funds Management and a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, is the subadviser to the Fund and is entitled to receive a fee from Allspring Funds Management at an annual rate starting at 0.55% and declining to 0.40% as the average daily net assets of the Fund increase.
Allspring Special Small Cap Value Fund | 31

Notes to financial statements
Administration fees
Under a class-level administration agreement, Allspring Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Allspring Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:
Class-level administration fee
Class A	0.20%
Class C	0.20
Class R	0.21
Class R6	0.03
Administrator Class	0.13
Institutional Class	0.13
Prior to June 30, 2023, the class-level administration fee for Class A and Class C was 0.21% of its respective average daily net assets.
Waivers and/or expense reimbursements
Allspring Funds Management has contractually committed to waive and/or reimburse management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Allspring Funds Management will waive fees and/or reimburse expenses from fund-level expenses on a proportionate basis and then from class specific expenses. When only certain classes exceed their expense caps, waivers and/or reimbursements are applied against class specific expenses before fund-level expenses. Allspring Funds Management has contractually committed through July 31, 2024 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. As of March 31, 2024, the contractual caps are as follows:

EXPENSE RATIO CAPS
Class A	1.31%
Class C	2.06
Class R6	0.89
Administrator Class	1.20
Institutional Class	0.94
Distribution fees
The Trust has adopted a distribution plan for Class C and Class R shares pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to Class C and Class R shares and paid to Allspring Funds Distributor, LLC (“Allspring Funds Distributor”), the principal underwriter, an affiliate of Allspring Funds Management, at an annual rate up to 0.75% of the average daily net assets of Class C shares and up to 0.25% of the average daily net assets of Class R shares.
In addition, Allspring Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Allspring Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the year ended March 31, 2024, Allspring Funds Distributor received $2,532 from the sale of Class A shares. No contingent deferred sales charges were incurred by Class A and Class C shares for the year ended March 31, 2024.
Shareholder servicing fees
The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C, Class R, and Administrator Class are charged a fee at an annual rate up to 0.25% of the average daily net assets of each respective class. A portion of these total shareholder servicing fees were paid to affiliates of the Fund.
Interfund transactions
The Fund may purchase or sell portfolio investment securities to certain affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices. Pursuant to these procedures, the Fund did not have any interfund transactions during the year ended March 31, 2024.
5.
INVESTMENT PORTFOLIO TRANSACTIONS
Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended March 31, 2024 were $1,098,153,427 and $1,370,021,964, respectively.
32 | Allspring Special Small Cap Value Fund

Notes to financial statements
6.
DERIVATIVE TRANSACTIONS
During the year ended March 31, 2024, the Fund entered into written options for hedging purposes and had an average of 6,208 written option contracts.
The fair value, realized gains or losses and change in unrealized gains or losses, if any, on derivative instruments are reflected in the corresponding financial statement captions.
For options contracts, the Fund has the right to use the collateral to offset any losses incurred. As of March 31, 2024, the Fund had written options contracts with the following counterparty which are subject to offset:
Counterparty	Gross amounts of liabilities in the Statement of Assets and Liabilities	Amounts subject to netting agreements	Collateral pledged[1]	Net amount of liabilities
Bank of America Securities, Inc.	$1,811,626	$0	$(1,811,626)	$0

[1]	Collateral pledged within this table is limited to the collateral for the net transaction with the counterparty.
7.
BANK BORROWINGS
The Trust (excluding the money market funds), Allspring Master Trust and Allspring Variable Trust are parties to a $350,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate or the overnight bank funding rate in effect on that day plus a spread. In addition, an annual commitment fee based on the unused balance is allocated to each participating fund.
For the year ended March 31, 2024, there were no borrowings by the Fund under the agreement.
8.
DISTRIBUTIONS TO SHAREHOLDERS
The tax character of distributions paid during the years ended March 31, 2024 and March 31, 2023 were as follows:
	Year ended March 31
	2024	2023
Ordinary income	$69,614,745	$59,275,487
Long-term capital gain	60,152,040	246,800,875
As of March 31, 2024, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income	Undistributed long-term gain	Unrealized gains
$31,801,995	$161,530,253	$1,358,572,682
9.
CONCENTRATION  RISKS
As of the end of the period, the Fund concentrated its portfolio of investments in the industrials sector. A fund that invests a substantial portion of its assets in any sector may be more affected by changes in that sector than would be a fund whose investments are not heavily weighted in any sector.
10.INDEMNIFICATION
Under the Fund’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Fund. The Fund has entered into a separate agreement with each Trustee that converts indemnification rights currently existing under the Fund’s organizational documents into contractual rights that cannot be changed in the future without the consent of the Trustee. Additionally, in the normal course of business, the Fund may enter into contracts with service providers that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.
Allspring Special Small Cap Value Fund | 33

Report of independent registered public accounting firm
To the Shareholders of the Fund and Board of Trustees
Allspring Funds Trust:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Allspring Special Small Cap Value Fund (the Fund), one of the funds constituting Allspring Funds Trust, including the portfolio of investments, as of March 31, 2024, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of March 31, 2024, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of March 31, 2024, by correspondence with the custodian, transfer agent and brokers, or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have not been able to determine the specific year that we began serving as the auditor of one or more Allspring Funds investment companies; however, we are aware that we have served as the auditor of one or more Allspring Funds investment companies since at least 1955.
Boston, Massachusetts
May 23, 2024
34 | Allspring Special Small Cap Value Fund

Other information (unaudited)
Other information
Tax information
For corporate shareholders, pursuant to Section 854 of the Internal Revenue Code, 85% of ordinary income dividends qualify for the corporate dividends-received deduction for the fiscal year ended March 31, 2024.
Pursuant to Section 852 of the Internal Revenue Code, $60,152,040 was designated as a 20% rate gain distribution for the fiscal year ended
March 31, 2024.
Pursuant to Section 854 of the Internal Revenue Code, $61,124,404 of income dividends paid during the fiscal year ended March 31, 2024 has been designated as qualified dividend income (QDI).
For the fiscal year ended March 31, 2024, $4,374,841 has been designated as interest-related dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.
For the fiscal year ended March 31, 2024, $5,523,854 has been designated as short-term capital gain dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.
Proxy voting information
A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-866-259-3305, visiting our website at allspringglobal.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at allspringglobal.com or by visiting the SEC website at sec.gov.
Quarterly portfolio holdings information
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the SEC website at sec.gov.

Allspring Special Small Cap Value Fund | 35

Other information (unaudited)
Board of trustees and officers
Each of the Trustees and Officers listed in the table below acts in identical capacities for each fund in the Allspring family of funds, which consists of 100 mutual funds comprising the Allspring Funds Trust, Allspring Variable Trust, Allspring Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information*. The mailing address of each Trustee and Officer is 1415 Vantage Park Drive, 3rd Floor, Charlotte, NC 28203. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.
Independent Trustees
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015
Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong
Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of
Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International
Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life
Insurance Company. Serves on the Investment Company Institute’s Board of Governors since
2022 and Executive Committee since 2023 as well as the Vice Chairman of the Governing Council of the Independent Directors Council since 2023. Audit Committee Chair and Investment
Committee Chair of the Vincent Memorial Hospital Foundation (non-profit organization). Mr.
Ebsworth is a CFA charterholder.
N/A
Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since January 2018#
Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning
Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens &
Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead
Independent Director and chair of the Audit Committee. Board member of the Russell Exchange
Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is also an inactive Chartered Financial Analyst.
N/A
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009; Audit Committee Chair, since 2019
Retired. Member of the Advisory Board of CEF of East Central Florida. Chairman of the Board of
CIGNA Corporation from 2009 to 2021, and Director from 2005 to 2008. From 2003 to 2011,
Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and
Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to
2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the
Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory board of
Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Advisory Board Member, Fellowship of Christian Athletes. Mr. Harris is a certified public accountant (inactive status).
N/A
David F. Larcker (Born 1950)	Trustee, since 2009
Distinguished Visiting Fellow at the Hoover Institution since 2022. James Irvin Miller Professor of
Accounting at the Graduate School of Business (Emeritus), Stanford University, Director of the
Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate
Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of
Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The
Wharton School, University of Pennsylvania from 1985 to 2005.
N/A
Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chair, since 2018
International Foundation of Employee Benefit Plans Professor since 1993, Wharton School of the
University of Pennsylvania. Director of Wharton’s Pension Research Council and Boettner Center
on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic
Research. Previously taught at Cornell University from 1978 to 1993.
N/A
* Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.
#  Ms. Freeman will serve as Chair Liaison through June 2024, at which time Ms. Wheelock will assume the role.
*
The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at allspringglobal.com.

36 | Allspring Special Small Cap Value Fund

Other information (unaudited)
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Timothy J. Penny (Born 1951)	Trustee, since 1996; Chair, since 2018
President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Vice Chair of the Economic Club of Minnesota, since 2007. Co-Chair of the Committee for a Responsible Federal Budget, since 1995. Member of the Board of Trustees of
NorthStar Education Finance, Inc., a non-profit organization, from 2007-2022. Senior Fellow of the University of Minnesota Humphrey Institute from 1995 to 2017.
N/A
James G. Polisson (Born 1959)	Trustee, since 2018
Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to
2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell
Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays
Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays
Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-
profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of
Columbia Bar Associations.
N/A
Pamela Wheelock (Born 1959)	Trustee, since January 2020; previously Trustee from January 2018 to July 2019#
Retired. Executive and Senior Financial leadership positions in the public, private and nonprofit sectors. Interim President and CEO, McKnight Foundation, 2020. Interim Commissioner,
Minnesota Department of Human Services, 2019. Chief Operating Officer, Twin Cities Habitat for
Humanity, 2017-2019. Vice President for University Services, University of Minnesota, 2012-
2016. Interim President and CEO, Blue Cross and Blue Shield of Minnesota, 2011-2012. Executive
Vice-President and Chief Financial Officer, Minnesota Wild, 2002-2008. Commissioner,
Minnesota Department of Finance, 1999-2002. Chair of the Board of Directors of Destination
Medical Center Corporation. Board member of the Minnesota Wild Foundation.
N/A
* Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.
# Ms. Freeman will serve as Chair Liaison through June 2024, at which time Ms. Wheelock will assume the role.

Allspring Special Small Cap Value Fund | 37

Other information (unaudited)
Officers1
Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen (Born 1960)	President, since 2017
President and Chief Executive Officer of Allspring Funds Management, LLC since 2017 and Head of Global Fund
Governance of Allspring Global Investments since 2022. Prior thereto, co-president of Galliard Capital
Management, LLC, an affiliate of Allspring Funds Management, LLC, from 2019 to 2022 and Head of Affiliated
Managers, Allspring Global Investments, from 2014 to 2019 and Executive Vice President responsible for marketing, investments and product development for Allspring Funds Management, LLC, from 2009 to 2014.

Jeremy DePalma (Born 1974)	Treasurer, since 2012 (for certain funds in the Fund Complex); since 2021 (for the remaining funds in the Complex)
Senior Vice President of Allspring Funds Management, LLC since 2009. Senior Vice President of Evergreen
Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

Christopher Baker (Born 1976)	Chief Compliance Officer, since 2022
Global Chief Compliance Officer for Allspring Global Investments since 2022. Prior thereto, Chief Compliance
Officer for State Street Global Advisors from 2018 to 2021. Senior Compliance Officer for the State Street divisions of Alternative Investment Solutions, Sector Solutions, and Global Marketing from 2015 to 2018. From 2010 to 2015
Vice President, Global Head of Investment and Marketing Compliance for State Street Global Advisors.

Matthew Prasse (Born 1983)	Chief Legal Officer, since 2022; Secretary, since 2021
Senior Counsel of the Allspring Legal Department since 2021. Senior Counsel of the Wells Fargo Legal Department
from 2018 to 2021. Previously, Counsel for Barings LLC from 2015 to 2018. Prior to joining Barings, Associate at
Morgan, Lewis & Bockius LLP from 2008 to 2015.

1 For those Officers with tenures at Allspring Global Investments and/or Allspring Funds Management, LLC that began prior to 2021, such tenures include years of service during which these businesses/entities were known as Wells Fargo Asset Management and Wells Fargo Funds Management, LLC, respectively.

38 | Allspring Special Small Cap Value Fund

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For more information
More information about Allspring Funds is available free upon request. To obtain literature, please write, visit the Fund’s website, or call:
Allspring Funds
P.O. Box 219967
Kansas City, MO 64121-9967
Website: allspringglobal.com
Individual investors: 1-800-222-8222
Retail investment professionals: 1-888-877-9275
Institutional investment professionals: 1-800-260-5969

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at allspringglobal.com. Read the prospectus carefully before you invest or send money.
Allspring Global InvestmentsTM is the trade name for the asset management firms of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P. These firms include but are not limited to Allspring Global Investments, LLC, and Allspring Funds Management, LLC. Certain products managed by Allspring entities are distributed by Allspring Funds Distributor, LLC (a broker-dealer and Member FINRA/SIPC).
This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind - including a recommendation for any specific investment, strategy, or plan.
© 2024 Allspring Global Investments Holdings, LLC. All rights reserved.
ALL-04012024-jl1gwxep 05-24
AR0637 03-24

Allspring Utility and Telecommunications Fund
Annual Report
March 31, 2024

The views expressed and any forward-looking statements are as of March 31, 2024, unless otherwise noted, and are those of the Fund’s portfolio managers and/or Allspring Global Investments. Discussions of individual securities or the markets generally are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Allspring Global Investments disclaims any obligation to publicly update or revise any views expressed or forward-looking statements.
Allspring Utility and Telecommunications Fund | 1

Letter to shareholders (unaudited)

Andrew Owen
President
Allspring Funds
Dear Shareholder:
We are pleased to offer you this annual report for the Allspring Utility and Telecommunications Fund for the 12-month period that ended March 31, 2024. Globally, stocks and bonds experienced high levels of volatility but had broadly positive performance for the period. The market was focused on persistently high inflation and the impact of ongoing aggressive central bank rate hikes. Riskier assets rallied in 2023 as investors anticipated an end to the tight monetary policy.
For the period, U.S. stocks, based on the S&P 500 Index,1 gained 29.88%. International stocks, as measured by the MSCI ACWI ex USA Index (Net),2 returned 13.26%, while the MSCI EM Index (Net) (USD)3 advanced 8.15%. Among bond indexes, the Bloomberg U.S. Aggregate Bond Index4 returned 1.70%, the Bloomberg Global Aggregate ex-USD Index (unhedged)5 returned -0.71%, the Bloomberg Municipal Bond Index6 gained 3.13%, and the ICE BofA U.S. High Yield Index7 returned a more robust 11.04%.
Markets rallied in anticipation of central bank rate cuts.
The period began with stock market gains in April amid banking industry stress after the collapse of Silicon Valley Bank in March sent ripples of concern throughout the banking industry. However, economic data released in April pointed to global resilience, as Purchasing Managers Indexes8 in the U.S., U.K., and eurozone beat expectations and China reported first-quarter annualized economic growth of 4.5%. The U.S. labor market remained strong, with a 3.5% jobless rate and monthly payroll gains above 200,000. However, uncertainty and inflationary concerns weighed on investors in the U.S. and abroad.
May was marked by a divergence between expanding activity in services and an overall contraction in manufacturing activity in the U.S., U.K., and eurozone. Core inflation remained elevated in the U.S. and Europe, despite the ongoing efforts of the Federal Reserve (Fed) and the European Central Bank (ECB), which included rate hikes of 0.25% by both in May. Stubborn inflation and the resilient U.S. labor market led to expectations of further interest rate hikes, overall monthly declines across bond indexes, and mixed results for stocks in May. Investor worries over a U.S. debt ceiling impasse were modest, and market confidence was buoyed by a deal in late May to avert a potential U.S. debt default.
1
The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.
2
The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the U.S. Source:  MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.
3
The MSCI Emerging Markets (EM) Index (Net) (USD) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of emerging markets. You cannot invest directly in an index.
4
The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S.-dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.
5
The Bloomberg Global Aggregate ex-USD Index (unhedged) is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S.-dollar-denominated debt market. You cannot invest directly in an index.
6
The Bloomberg Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.
7
The ICE BofA U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high yield bonds. The index tracks the performance of high yield securities traded in the U.S. bond market. Returns shown are net of transaction costs beginning on July 1, 2022. You cannot invest directly in an index. Copyright 2024. ICE Data Indices, LLC. All rights reserved.
8
The Purchasing Managers Index (PMI) is an index of the prevailing direction of economic trends in the manufacturing and service sectors. You cannot invest directly in an index.
2 | Allspring Utility and Telecommunications Fund

Letter to shareholders (unaudited)
“ June featured the Fed’s first pause on interest rate hikes since March 2022, when it began its aggressive campaign to rein in inflation. ”
June featured the Fed’s first pause on interest rate hikes since March 2022, when it began its aggressive campaign to rein in inflation. However, the Core Consumer Price Index (CPI)1, while continuing to decline, remained stubbornly high in June at 4.8%, well above the Fed’s 2.0% target rate. With the U.S. unemployment rate still at 3.6%, near a historical low, and U.S. payrolls growing in June for the 30th consecutive month, expectations of more Fed rate hikes were reinforced. However, U.S. and global stocks had strong returns in June.
July was a good month for stocks. However, bonds had more muted but positive monthly returns overall. Riskier sectors and regions tended to do well, as investors grew more optimistic regarding economic prospects. With strong second-quarter gross domestic product (GDP) growth—initially estimated at 2.4%—and U.S. annual inflation easing steadily to 3.2% in July, hopes for a soft economic landing grew. The Fed, the ECB, and the Bank of England all raised their respective key interest rates by 0.25% in July. Speculation grew that the Fed could be very close to the end of its tightening cycle. Meanwhile, China’s economy showed signs of stagnation, renewing concerns of global fallout.
Stocks retreated in August while monthly bond returns were flat overall. Increased global market volatility reflected unease over the Chinese property market being stressed along with weak Chinese economic data. On a more positive note, speculation grew over a possible end to the Fed’s campaign of interest rate increases or at least a pause in September. U.S. economic data generally remained solid, with resilient job market data and inflation ticking up slightly in August. Although the annual CPI2 rose 3.7%, the three-month trend for Core CPI stood at a more encouraging annualized 2.4%
Stocks and bonds both had negative overall returns in September as investors were disappointed by the Fed’s reluctance to lower interest rates until it knows it has vanquished persistently high inflation. As of September, the two primary gauges of U.S. inflation—the annual Core Personal Consumption Expenditures Price Index3 and the CPI—both stood at roughly 4%, twice as high as the Fed’s oft-stated 2% target. The month ended with the prospect of yet another U.S. government shutdown averted at least temporarily but looming later in the year.
October was a tough month for stocks and bonds. Key global and domestic indexes were pushed down by rising geopolitical tensions—particularly the Israel-Hamas conflict—and concerns over the Fed’s “higher for longer” monetary policy. The U.S. 10-year Treasury yield rose above 5% for the first time since 2007. Commodity prices did well as oil prices rallied in response to the prospect of oil supply disruptions from the Middle East. U.S. annualized third quarter GDP was estimated at a healthier-than-anticipated 4.9%. China’s GDP indicated surprisingly strong industrial production and retail sales, offset by ongoing weakness in its real estate sector.
In November, the market mood turned positive as cooling inflation inspired confidence that central banks could hold off on further rate hikes. Overall annual inflation in the U.S. fell to 3.1% in November while 12-month inflation in the U.K. and eurozone eased to 4.6% and 2.4%, respectively—far below their peak levels of mid-2022. Third quarter annualized U.S. GDP growth was raised to an estimated 5.2% while U.S. job totals rose by close to 200,000 in November, indicating a slight cooling of the labor market. All of this fresh evidence added to confidence for a U.S. soft economic landing, leading to a more buoyant mood heading into winter.
1
The Core Consumer Price Index (CPI) is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services excluding energy and food prices. You cannot invest directly in an index.
2
The CPI is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services. You cannot invest directly in an index.
3
The Core Personal Consumption Expenditures Price Index (PCE) is a measure of prices that people living in the United States, or those buying on their behalf, pay for goods and services. It’s sometimes called the core PCE price index, because two categories that can have price swings – food and energy - are left out to make underlying inflation easier to see. You cannot invest directly in an index.
Allspring Utility and Telecommunications Fund | 3

Letter to shareholders (unaudited)
The broad year-end rally among stocks and bonds that began in November continued through December as investors became more confident that monetary policy would ease in 2024. Supporting the bubbly market mood were a series of reports confirming lower inflationary trends in the U.S. and Europe. During the period, it appeared more likely that the U.S. economy could achieve a soft landing, cooling enough to lower inflation without the pain of a recession. However, by year-end, an expectations gap developed. Capital markets priced in a total of 1.50 percentage points in federal funds rate cuts in 2024—twice as much as the three cuts of 0.25% hinted at by Fed officials.
Financial market performance was mixed in January 2024 as U.S. stocks had modest gains while non-U.S. equities, particularly those in emerging markets, and fixed income assets were held back by central bank pushback on market optimism over rate cuts. Overall, optimism was supported by indications of a soft landing for the U.S. economy. Key data included a surprisingly strong gain of 353,000 jobs in January, an unemployment rate of just 3.7% and a rise of just 3.1% in the CPI in January. However, that resilience helped tone down expectations of a rate cut in March to a more likely second quarter move.
In February, stocks were supported by positive economic data and strong corporate earnings. However, fixed income investments were under pressure as resilient inflation led to lowered expectations on the timing of interest rate cuts. The S&P 500 Index had solid monthly gains along with emerging market equities, which benefited from a rebound in China.
The first quarter of 2024 closed with ongoing stock market momentum and a more muted sense of confidence in fixed income markets as investors adjusted to the prospect of greater-than-expected economic strength. The flip side of that is that expectations on the timing of a long-anticipated initial Fed rate cut were pushed back from March to June and then beyond. Additionally, the number of quarter-point rate cuts forecast by the market fell from six as projected in December 2023 to two to three cuts by fiscal period-end.
Don’t let short-term uncertainty derail long-term investment goals.
Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Allspring Funds offers a wide variety of mutual funds spanning many asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.
Thank you for choosing to invest with Allspring Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.
Sincerely,

Andrew Owen
President
Allspring Funds
“ The first quarter of 2024 closed with ongoing stock market momentum and a more muted sense of confidence in fixed income markets as investors adjusted to the prospect of greater-than-expected economic strength. ”
For further information about your fund, contact your investment professional, visit our website at allspringglobal.com, or call us directly at 1-800-222-8222.
4 | Allspring Utility and Telecommunications Fund

Letter to shareholders (unaudited)

Notice to Shareholders
 Beginning in July 2024, the Fund will be required by the Securities and Exchange Commission to send shareholders a paper copy of a new tailored shareholder report in place of the full shareholder report that you are now receiving. The tailored shareholder report will contain concise information about the Fund, including certain expense and performance information and fund statistics. If you wish to receive this new tailored shareholder report electronically, please follow the instructions on the back cover of this report.

 Other information that is currently included in the shareholder report, such as the Fund’s financial statements, will be available online and upon request, free of charge, in paper or electronic format.

Allspring Utility and Telecommunications Fund | 5

Performance highlights (unaudited)
Performance highlights
Investment objective	The Fund seeks total return, consisting of current income and capital appreciation.
Manager	Allspring Funds Management, LLC
Subadviser	Allspring Global Investments, LLC
Portfolio managers	Kent Newcomb, CFA, Andy Smith, CFA†, Jack Spudich, CFA

Average annual total returns (%) as of March 31, 2024
		Including sales charge			Excluding sales charge			Expense ratios[1] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[2]
Class A (EVUAX)	1-4-1994	-4.08	3.96	6.04	1.77	5.19	6.67	1.14	1.04
Class C (EVUCX)	9-2-1994	-0.02	4.40	6.02	0.98	4.40	6.02	1.89	1.79
Administrator Class (EVUDX)	7-30-2010	–	–	–	1.87	5.33	6.83	1.07	0.92
Institutional Class (EVUYX)	2-28-1994	–	–	–	2.06	5.53	7.01	0.82	0.72
S&P 500 Utilities Index[3]	–	–	–	–	0.42	5.87	8.35	–	–
S&P 500 Index[4]	–	–	–	–	29.88	15.05	12.96	–	–
Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, allspringglobal.com.
While the S&P 500 Index is comprised of U.S. equity securities of companies diversified across ten sectors, the Fund’s holdings are concentrated primarily in utilities and telecommunication services stocks. Therefore, the performance of the S&P 500 Index is displayed only to show how the concentrated Fund performed compared with a diversified selection of U.S. equity securities.
Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.
For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Administrator Class and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

[1]
Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the Financial Highlights of this report.

[2]
The manager has contractually committed through July 31, 2024, to waive fees and/or reimburse expenses to the extent necessary to cap total annual fund operating expenses after fee waivers at 1.04% for Class A, 1.79% for Class C, 0.92% for Administrator Class and 0.72% for Institutional Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense caps. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. Without these caps, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers)
as stated in the prospectuses.

[3]	The S&P 500 Utilities Index is a market-value-weighted index that measures the performance of all stocks within the utilities sector of the S&P 500 Index. You cannot invest directly in an index.
[4]
The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

Investing involves risk, including the possible loss of principal. Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Funds that concentrate their investments in limited sectors, such as utilities and telecommunication services, are more vulnerable to adverse market, economic, regulatory, political, or other developments affecting those sectors. Non-diversified funds are more vulnerable to market or economic events impacting issuers of individual portfolio securities than a diversified fund. Consult the Fund’s prospectus for additional information on these and other risks.

†	Mr. Smith became a portfolio manager of the Fund on January 24, 2024.
CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

6 | Allspring Utility and Telecommunications Fund

Performance highlights (unaudited)

Growth of $10,000 investment as of March 31, 2024[1]

[1]
The chart compares the performance of Class A shares for the most recent ten years with the S&P 500 Utilities Index and S&P 500 Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

Allspring Utility and Telecommunications Fund | 7

Performance highlights (unaudited)
MANAGER’S DISCUSSION
Fund highlights
•The Fund outperformed its benchmark, the S&P 500 Utilities Index, for the 12-month period that ended March 31, 2024.
•Holdings outside of utilities outperformed the benchmark.
•The Fund’s utilities holdings slightly underperformed the benchmark.
Utilities notably underperformed the broader market.
Using the S&P 500 Index as a proxy, U.S. equity markets returned 29.88% for the 12-month period that ended March 31, 2024. Utilities significantly underperformed the broader market, rising just 0.42%. We believe that higher interest rates, better-than-expected U.S. economic growth, and investor appetite for riskier stocks were key factors. The sector’s earnings stability and predictability did not appeal to investors concerned about missing out as the market marched steadily higher. Utilities often underperform on a relative basis when dividend yields trail higher rates on alternative income-producing investments. Investor concerns over utilities’ ability to finance robust capital expenditure plans in a higher interest rate environment appeared to weigh on the group as well. Utilities have performed better year to date, but they still lag the market. Reasons behind the recent lift could include prospects for Federal Reserve interest rate cuts, broadening investor interest in stocks beyond a narrow group of large-capitalization technology stocks that had dominated returns earlier in the period, and a sense that the demand for electricity, fairly stagnant in recent years, would begin to experience better growth. Factors driving expected demand growth include the rapid expansion in power-hungry datacenters driven by artificial intelligence (AI), the ongoing transition to electric vehicles, and the trend toward U.S. reshoring of manufacturing.

Ten largest holdings (%) as of March 31, 2024[1]
NextEra Energy, Inc.	11.08
Southern Co.	5.39
Constellation Energy Corp.	5.20
Sempra	4.79
Duke Energy Corp.	4.74
American Electric Power Co., Inc.	4.49
DTE Energy Co.	3.82
CMS Energy Corp.	3.36
Exelon Corp.	3.35
Atmos Energy Corp.	3.32

[1]	Figures represent the percentage of the Fund’s net assets. Holdings are subject to change and may have changed since the date specified.
Portfolio changes were modest.
The Fund did not add any new positions but did sell one utility holding and one non-utility holding. The managers adjusted the sizes of several other positions. We divested utility Evergy, Inc. (EVRG), after regulatory setbacks in both Missouri and Kansas. We sold JPMorgan Chase & Co. (JPM) as well on concerns related to its ability to consistently grow dividends given challenges in the banking sector. We also reduced weightings for several holdings based on our evaluation of their risks relative to potential returns.
Non-utility stocks were the largest contributors to performance.
The Fund benefited from several holdings outside the utilities sector, including Comcast Corp.; Mastercard Inc.; and The Home Depot, Inc. All of the Fund’s non-utility holdings outperformed the benchmark in the period. Among utilities, the largest contributor to performance relative to the index was not owning benchmark name The AES Corp. (AES). AES is another company whose business mix favors unregulated operations. Other contributors to performance were overweight positions in a couple of high-quality regulated utilities that outperformed:  Atmos Energy Corp.
and DTE Energy Co.
Sector allocation as of March 31, 2024[1]

[1]	Figures represent the percentage of the Fund’s long-term investments. Allocations are subject to change and may have changed since the date specified.
Detractors from performance limited to utilities.
Our decision not to hold NRG Energy, Inc. (NRG), a component of the benchmark index, detracted from relative performance, as the stock outperformed the benchmark. NRG produces and markets electricity on an unregulated basis. Companies that produce unregulated power have been in favor recently due to the expectation that demand for electricity could be poised for growth. We do not believe NRG has an attractive business mix longer term given that it has diversified away from power generation in favor of services such as gas and electricity marketing, residential services including appliance rentals and repairs, and home security. Another detractor was the overweight position—relative to the benchmark—in Ameren Corp. (AEE), which we believe is a high-quality regulated utility.

8 | Allspring Utility and Telecommunications Fund

Performance highlights (unaudited)
AEE underperformed after receiving a surprisingly unfavorable rate case decision in Illinois.
Our outlook for utilities remains constructive.
Despite investor concerns regarding higher interest rates, the industry has, to date, not encountered meaningful difficulties financing growth, and we still see a clear path for moderate yet consistent growth in utility earnings and dividends. We think this, combined with attractive dividend yields, should provide solid total return potential and below-average volatility over time. As we have noted in prior reports, regulated utilities have abundant opportunities to invest in their core businesses at returns we view as attractive. The environment remains favorable for capital spending to modernize the electrical grid and replace coal generation with natural gas and renewables. The transition to cleaner generation facilities should also improve the sector’s environmental characteristics, potentially enhancing their attractiveness to ESG-oriented (environmental, social, governance) investors.
The Fund’s telecommunications holdings generally operate in mature, slow-growth markets, including television broadcasting and entertainment, internet access, wireless communications and infrastructure, and data networking. We do not expect the environment to change meaningfully in the near term, although longer-term, emerging-use cases in areas such as 5G wireless technology, cloud computing, and AI could improve long-term growth prospects.

Allspring Utility and Telecommunications Fund | 9

Fund expenses (unaudited)
Fund expenses
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from October 1, 2023 to March 31, 2024.
Actual expenses
The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000= 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.
Hypothetical example for comparison purposes
The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Beginning account value 10-1-2023	Ending account value 3-31-2024	Expenses paid during the period[1]	Annualized net expense ratio
Class A
Actual	$1,000.00	$1,126.40	$5.18	0.98%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.99	$4.92	0.98%
Class C
Actual	$1,000.00	$1,122.28	$9.45	1.79%
Hypothetical (5% return before expenses)	$1,000.00	$1,015.96	$8.97	1.79%
Administrator Class
Actual	$1,000.00	$1,127.24	$4.87	0.92%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.29	$4.62	0.92%
Institutional Class
Actual	$1,000.00	$1,127.67	$3.81	0.72%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.28	$3.62	0.72%

[1]
Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by 182 divided by 366 (to reflect the one-half-year period).

10 | Allspring Utility and Telecommunications Fund

Portfolio of investments—March 31, 2024
Portfolio of investments

	Shares	Value
Common stocks: 98.62%
Communication services: 5.30%
Diversified telecommunication services: 2.71%
Verizon Communications, Inc.	203,563	$8,541,503
Media: 2.59%
Comcast Corp. Class A	188,988	8,192,630
Consumer discretionary: 1.91%
Specialty retail: 1.91%
Home Depot, Inc.	15,715	6,028,274
Consumer staples: 1.24%
Consumer staples distribution & retail : 1.24%
Target Corp.	22,069	3,910,848
Financials: 3.78%
Financial services: 3.78%
Mastercard, Inc. Class A	12,533	6,035,517
Visa, Inc. Class A	21,235	5,926,264
		11,961,781
Health care: 3.54%
Biotechnology: 1.82%
Amgen, Inc.	20,226	5,750,656
Health care providers & services: 1.72%
UnitedHealth Group, Inc.	10,974	5,428,838
Information technology: 2.61%
Communications equipment: 2.61%
Cisco Systems, Inc.	165,199	8,245,082
Real estate: 2.83%
Specialized REITs : 2.83%
American Tower Corp.	45,216	8,934,230
Utilities: 77.41%
Electric utilities: 44.47%
Alliant Energy Corp.	124,985	6,299,244
American Electric Power Co., Inc.	164,853	14,193,843
Constellation Energy Corp.	88,850	16,423,923
Duke Energy Corp.	154,624	14,953,687
Entergy Corp.	73,946	7,814,613
Eversource Energy	69,109	4,130,645
Exelon Corp.	281,434	10,573,476
FirstEnergy Corp.	166,523	6,431,118
NextEra Energy, Inc.	547,753	35,006,894
Southern Co.	237,076	17,007,832
Xcel Energy, Inc.	141,622	7,612,183
		140,447,458
The accompanying notes are an integral part of these financial statements.
Allspring Utility and Telecommunications Fund | 11

Portfolio of investments—March 31, 2024

	Shares	Value
Gas utilities: 3.32%
Atmos Energy Corp.	88,150	$10,478,390
Multi-utilities: 27.23%
Ameren Corp.	141,152	10,439,602
CenterPoint Energy, Inc.	361,174	10,289,847
CMS Energy Corp.	175,649	10,598,661
Dominion Energy, Inc.	186,455	9,171,721
DTE Energy Co.	107,679	12,075,123
Public Service Enterprise Group, Inc.	138,290	9,235,006
Sempra	210,565	15,124,884
WEC Energy Group, Inc.	110,408	9,066,705
		86,001,549
Water utilities: 2.39%
American Water Works Co., Inc.	61,932	7,568,710
Total common stocks (Cost $201,213,600)		311,489,949

		Yield
Short-term investments: 1.32%
Investment companies: 1.32%
Allspring Government Money Market Fund Select Class♠∞		5.25%	4,173,904	4,173,904
Total short-term investments (Cost $4,173,904)				4,173,904
Total investments in securities (Cost $205,387,504)	99.94%			315,663,853
Other assets and liabilities, net	0.06			182,078
Total net assets	100.00%			$315,845,931

♠	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.
∞	The rate represents the 7-day annualized yield at period end.

Abbreviations:
REIT	Real estate investment trust
Investments in affiliates
An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were affiliates of the Fund at the end of the period were as follows:
	Value, beginning of period	Purchases	Sales proceeds	Net realized gains (losses)	Net change in unrealized gains (losses)	Value, end of period	Shares, end of period	Income from affiliated securities
Short-term investments
Allspring Government Money Market Fund Select Class	$3,987,005	$60,015,703	$(59,828,804)	$0	$0	$4,173,904	4,173,904	$234,495
The accompanying notes are an integral part of these financial statements.
12 | Allspring Utility and Telecommunications Fund

Statement of assets and liabilities—March 31, 2024
Financial statements
Statement of assets and liabilities
Assets
Investments in unaffiliated securities, at value (cost $201,213,600)	$311,489,949
Investments in affiliated securities, at value (cost $4,173,904)	4,173,904
Cash	239,979
Receivable for dividends	339,228
Receivable for Fund shares sold	38,193
Prepaid expenses and other assets	53,999
Total assets	316,335,252
Liabilities
Payable for Fund shares redeemed	181,153
Management fee payable	121,700
Shareholder servicing fee payable	59,090
Administration fees payable	50,376
Distribution fee payable	1,325
Accrued expenses and other liabilities	75,677
Total liabilities	489,321
Total net assets	$315,845,931
Net assets consist of
Paid-in capital	$202,491,132
Total distributable earnings	113,354,799
Total net assets	$315,845,931
Computation of net asset value and offering price per share
Net assets–Class A	$280,957,223
Shares outstanding–Class A1	16,448,380
Net asset value per share–Class A	$17.08
Maximum offering price per share – Class A2	$18.12
Net assets–Class C	$2,155,707
Shares outstanding–Class C1	125,332
Net asset value per share–Class C	$17.20
Net assets–Administrator Class	$2,676,122
Shares outstanding–Administrator Class[1]	156,350
Net asset value per share–Administrator Class	$17.12
Net assets–Institutional Class	$30,056,879
Shares outstanding–Institutional Class[1]	1,761,918
Net asset value per share–Institutional Class	$17.06
1 The Fund has an unlimited number of authorized shares.
2  Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.
The accompanying notes are an integral part of these financial statements.
Allspring Utility and Telecommunications Fund | 13

Statement of operations—year ended March 31, 2024
Statement of operations
Investment income
Dividends	$10,977,171
Income from affiliated securities	234,495
Interest	115
Total investment income	11,211,781
Expenses
Management fee	2,194,079
Administration fees
Class A	584,577
Class C	6,022
Administrator Class	6,783
Institutional Class	53,134
Shareholder servicing fees
Class A	720,790
Class C	7,392
Administrator Class	13,045
Distribution fee
Class C	21,959
Custody and accounting fees	10,005
Professional fees	82,288
Registration fees	66,794
Shareholder report expenses	46,846
Trustees’ fees and expenses	22,751
Other fees and expenses	10,372
Total expenses	3,846,837
Less: Fee waivers and/or expense reimbursements
Fund-level	(440,931)
Class A	(86,532)
Class C	(44)
Administrator Class	(2,537)
Net expenses	3,316,793
Net investment income	7,894,988
Realized and unrealized gains (losses) on investments
Net realized gains on investments	9,918,152
Net change in unrealized gains (losses) on investments	(14,545,679)
Net realized and unrealized gains (losses) on investments	(4,627,527)
Net increase in net assets resulting from operations	$3,267,461
The accompanying notes are an integral part of these financial statements.
14 | Allspring Utility and Telecommunications Fund

Statement of changes in net assets
Statement of changes in net assets
	Year ended March 31, 2024		Year ended March 31, 2023
Operations
Net investment income		$7,894,988		$7,633,239
Net realized gains on investments		9,918,152		5,466,729
Net change in unrealized gains (losses) on investments		(14,545,679)		(51,532,523)
Net increase (decrease) in net assets resulting from operations		3,267,461		(38,432,555)
Distributions to shareholders from
Net investment income and net realized gains
Class A		(16,146,446)		(34,647,628)
Class C		(131,226)		(452,433)
Administrator Class		(299,643)		(746,991)
Institutional Class		(2,265,777)		(7,988,969)
Total distributions to shareholders		(18,843,092)		(43,836,021)
Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	202,279	3,402,327	567,314	11,393,388
Class C	2,624	44,571	96,311	1,962,630
Administrator Class	21,345	371,583	110,693	2,290,942
Institutional Class	555,197	9,331,280	1,031,081	20,941,432
		13,149,761		36,588,392
Reinvestment of distributions
Class A	919,295	15,262,980	1,772,009	32,801,515
Class C	7,314	122,138	24,186	449,470
Administrator Class	17,956	298,875	40,151	745,417
Institutional Class	135,536	2,251,288	429,815	7,960,567
		17,935,281		41,956,969
Payment for shares redeemed
Class A	(2,765,733)	(46,583,380)	(1,902,224)	(36,626,328)
Class C	(118,550)	(2,020,306)	(97,108)	(1,868,400)
Administrator Class	(234,930)	(3,856,946)	(144,989)	(2,765,351)
Institutional Class	(2,642,953)	(45,114,653)	(1,436,434)	(27,459,910)
		(97,575,285)		(68,719,989)
Net increase (decrease) in net assets resulting from capital share transactions		(66,490,243)		9,825,372
Total decrease in net assets		(82,065,874)		(72,443,204)
Net assets
Beginning of period		397,911,805		470,355,009
End of period		$315,845,931		$397,911,805
The accompanying notes are an integral part of these financial statements.
Allspring Utility and Telecommunications Fund | 15

Financial highlights
Financial highlights

(For a share outstanding throughout each period)

	Year ended March 31
Class A	2024	2023	2022	2021	2020
Net asset value, beginning of period	$17.77	$21.48	$21.47	$20.19	$24.03
Net investment income	0.39 [1]	0.33	0.33	0.34	0.34
Net realized and unrealized gains (losses) on investments	(0.12)	(2.03)	2.40	3.82	0.02
Total from investment operations	0.27	(1.70)	2.73	4.16	0.36
Distributions to shareholders from
Net investment income	(0.39)	(0.33)	(0.32)	(0.35)	(0.34)
Net realized gains	(0.57)	(1.68)	(2.40)	(2.53)	(3.86)
Total distributions to shareholders	(0.96)	(2.01)	(2.72)	(2.88)	(4.20)
Net asset value, end of period	$17.08	$17.77	$21.48	$21.47	$20.19
Total return[2]	1.77%	(8.15)%	13.62%	21.23%	0.04%
Ratios to average net assets (annualized)
Gross expenses	1.17%	1.15%	1.16%	1.17%	1.17%
Net expenses	1.01%	1.04%	1.04%	1.04%	1.09%
Net investment income	2.31%	1.69%	1.52%	1.58%	1.42%
Supplemental data
Portfolio turnover rate	1%	4%	11%	20%	49%
Net assets, end of period (000s omitted)	$280,957	$321,507	$379,164	$363,540	$319,200

[1]	Calculated based upon average shares outstanding
[2]	Total return calculations do not include any sales charges.
The accompanying notes are an integral part of these financial statements.
16 | Allspring Utility and Telecommunications Fund

Financial highlights

(For a share outstanding throughout each period)

	Year ended March 31
Class C	2024	2023	2022	2021	2020
Net asset value, beginning of period	$17.88	$21.60	$21.57	$20.25	$24.06
Net investment income	0.26 [1]	0.19 [1]	0.17 [1]	0.17 [1]	0.16 [1]
Net realized and unrealized gains (losses) on investments	(0.12)	(2.05)	2.40	3.85	0.01
Total from investment operations	0.14	(1.86)	2.57	4.02	0.17
Distributions to shareholders from
Net investment income	(0.25)	(0.18)	(0.14)	(0.17)	(0.12)
Net realized gains	(0.57)	(1.68)	(2.40)	(2.53)	(3.86)
Total distributions to shareholders	(0.82)	(1.86)	(2.54)	(2.70)	(3.98)
Net asset value, end of period	$17.20	$17.88	$21.60	$21.57	$20.25
Total return[2]	0.98%	(8.83)%	12.75%	20.34%	(0.73)%
Ratios to average net assets (annualized)
Gross expenses	1.91%	1.89%	1.90%	1.91%	1.92%
Net expenses	1.79%	1.80%	1.80%	1.80%	1.86%
Net investment income	1.55%	0.94%	0.77%	0.80%	0.63%
Supplemental data
Portfolio turnover rate	1%	4%	11%	20%	49%
Net assets, end of period (000s omitted)	$2,156	$4,183	$4,548	$6,379	$10,274

[1]	Calculated based upon average shares outstanding
[2]	Total return calculations do not include any sales charges.
The accompanying notes are an integral part of these financial statements.
Allspring Utility and Telecommunications Fund | 17

Financial highlights

(For a share outstanding throughout each period)

	Year ended March 31
Administrator Class	2024	2023	2022	2021	2020
Net asset value, beginning of period	$17.81	$21.52	$21.51	$20.22	$24.05
Net investment income	0.41 [1]	0.35	0.37	0.37	0.36
Net realized and unrealized gains (losses) on investments	(0.12)	(2.03)	2.39	3.83	0.04
Total from investment operations	0.29	(1.68)	2.76	4.20	0.40
Distributions to shareholders from
Net investment income	(0.41)	(0.35)	(0.35)	(0.38)	(0.37)
Net realized gains	(0.57)	(1.68)	(2.40)	(2.53)	(3.86)
Total distributions to shareholders	(0.98)	(2.03)	(2.75)	(2.91)	(4.23)
Net asset value, end of period	$17.12	$17.81	$21.52	$21.51	$20.22
Total return	1.87%	(8.01)%	13.76%	21.39%	0.20%
Ratios to average net assets (annualized)
Gross expenses	1.10%	1.07%	1.08%	1.09%	1.09%
Net expenses	0.92%	0.92%	0.92%	0.92%	0.94%
Net investment income	2.45%	1.82%	1.63%	1.70%	1.49%
Supplemental data
Portfolio turnover rate	1%	4%	11%	20%	49%
Net assets, end of period (000s omitted)	$2,676	$6,267	$7,447	$3,054	$2,449

[1]	Calculated based upon average shares outstanding
The accompanying notes are an integral part of these financial statements.
18 | Allspring Utility and Telecommunications Fund

Financial highlights

(For a share outstanding throughout each period)

	Year ended March 31
Institutional Class	2024	2023	2022	2021	2020
Net asset value, beginning of period	$17.76	$21.46	$21.46	$20.18	$24.01
Net investment income	0.44 [1]	0.39 [1]	0.40	0.43	0.44
Net realized and unrealized gains (losses) on investments	(0.12)	(2.02)	2.39	3.80	0.01
Total from investment operations	0.32	(1.63)	2.79	4.23	0.45
Distributions to shareholders from
Net investment income	(0.45)	(0.39)	(0.39)	(0.42)	(0.42)
Net realized gains	(0.57)	(1.68)	(2.40)	(2.53)	(3.86)
Total distributions to shareholders	(1.02)	(2.07)	(2.79)	(2.95)	(4.28)
Net asset value, end of period	$17.06	$17.76	$21.46	$21.46	$20.18
Total return	2.06%	(7.80)%	13.94%	21.62%	0.42%
Ratios to average net assets (annualized)
Gross expenses	0.85%	0.82%	0.83%	0.84%	0.84%
Net expenses	0.72%	0.72%	0.72%	0.72%	0.75%
Net investment income	2.60%	2.02%	1.84%	1.92%	1.76%
Supplemental data
Portfolio turnover rate	1%	4%	11%	20%	49%
Net assets, end of period (000s omitted)	$30,057	$65,955	$79,196	$65,644	$45,888

[1]	Calculated based upon average shares outstanding
The accompanying notes are an integral part of these financial statements.
Allspring Utility and Telecommunications Fund | 19

Notes to financial statements
Notes to financial statements
1.
ORGANIZATION
Allspring Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Allspring Utility and Telecommunications Fund (the “Fund”) which is a non-diversified series of the Trust.
2.
SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
Securities valuation
All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.
Equity securities and exchange-traded funds that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price.
Investments in registered open-end investment companies (other than those listed on a foreign or domestic exchange or market) are valued at net asset value.
Investments which are not valued using the methods discussed above are valued at their fair value, as determined in good faith by Allspring Funds Management, LLC (“Allspring Funds Management”), which was named the valuation designee by the Board of Trustees. As the valuation designee, Allspring Funds Management is responsible for day-to-day valuation activities for the Allspring Funds. In connection with these responsibilities, Allspring Funds Management has established a Valuation Committee and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities. On a quarterly basis, the Board of Trustees receives reports of valuation actions taken by the Valuation Committee. On at least an annual basis, the Board of Trustees receives an assessment of the adequacy and effectiveness of Allspring Funds Management’s process for determining the fair value of the portfolio of investments.
Security transactions and income recognition
Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.
Dividend income is recognized on the ex-dividend date.
Interest earned on cash balances held at the custodian is recorded as interest income.
Distributions received from REIT investments may be characterized as ordinary income, capital gains, or a return of capital to the Fund based on information provided by the REIT. The proper characterization of REIT distributions is generally not known until after the end of each calendar year. As such, estimates may be used in reporting the character of income and distributions for financial statement purposes.
Distributions to shareholders
Distributions to shareholders are recorded on the ex-dividend date and paid from net investment income quarterly and any net realized gains are paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.
Federal and other taxes
The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable  income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.
The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s  tax positions taken on federal, state, and foreign tax returns, as applicable, for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.
20 | Allspring Utility and Telecommunications Fund

Notes to financial statements
As of March 31, 2024, the aggregate cost of all investments for federal income tax purposes was $205,410,238 and the unrealized gains (losses) consisted of:
Gross unrealized gains	$116,142,760
Gross unrealized losses	(5,889,145)
Net unrealized gains	$110,253,615
Class allocations
The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common fund-level expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.
3.
FAIR VALUATION MEASUREMENTS
Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:
•Level 1—quoted prices in active markets for identical securities
•Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.
The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of March 31, 2024:
	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:
Common stocks
Communication services	$16,734,133	$0	$0	$16,734,133
Consumer discretionary	6,028,274	0	0	6,028,274
Consumer staples	3,910,848	0	0	3,910,848
Financials	11,961,781	0	0	11,961,781
Health care	11,179,494	0	0	11,179,494
Information technology	8,245,082	0	0	8,245,082
Real estate	8,934,230	0	0	8,934,230
Utilities	244,496,107	0	0	244,496,107
Short-term investments
Investment companies	4,173,904	0	0	4,173,904
Total assets	$315,663,853	$0	$0	$315,663,853
Additional sector, industry or geographic detail, if any, is included in the Portfolio of Investments.
At March 31, 2024, the Fund did not have any transfers into/out of Level 3.
4.
TRANSACTIONS WITH AFFILIATES
Management fee
Allspring Funds Management, a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P., is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Allspring Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser and providing fund-level administrative
Allspring Utility and Telecommunications Fund | 21

Notes to financial statements
services in connection with the Fund’s operations. As compensation for its services under the investment management agreement, Allspring Funds Management is entitled to receive a management fee at the following annual rate based on the Fund’s average daily net assets:
Average daily net assets	Management fee
First $500 million	0.650%
Next $500 million	0.600
Next $1 billion	0.550
Next $2 billion	0.525
Next $1 billion	0.500
Next $5 billion	0.490
Over $10 billion	0.480
For the year ended March 31, 2024, the management fee was equivalent to an annual rate of 0.65% of the Fund’s average daily net assets.
Allspring Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Allspring Funds Management. Allspring Global Investments, LLC, an affiliate of Allspring Funds Management and a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, is the subadviser to the Fund and is entitled to receive a fee from Allspring Funds Management at an annual rate starting at 0.30% and declining to 0.20% as the average daily net assets of the Fund increase.
Administration fees
Under a class-level administration agreement, Allspring Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Allspring Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:
Class-level administration fee
Class A	0.20%
Class C	0.20
Administrator Class	0.13
Institutional Class	0.13
Prior to June 30, 2023, the class-level administration fee for Class A and Class C was 0.21% of its respective average daily net assets.
Waivers and/or expense reimbursements
Allspring Funds Management has contractually committed to waive and/or reimburse management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Allspring Funds Management will waive fees and/or reimburse expenses from fund-level expenses on a proportionate basis and then from class specific expenses. When only certain classes exceed their expense caps, waivers and/or reimbursements are applied against class specific expenses before fund-level expenses. Allspring Funds Management has contractually committed through July 31, 2024 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. As of March 31, 2024, the contractual caps are as follows:

EXPENSE RATIO CAPS
Class A	1.04%
Class C	1.79
Administrator Class	0.92
Institutional Class	0.72
Prior to June 30, 2023, the Fund’s expenses were capped at 1.05% for Class A shares and 1.80% for Class C shares.
Distribution fee
The Trust has adopted a distribution plan for Class C shares pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Class C shares and paid to Allspring Funds Distributor, LLC (“Allspring Funds Distributor”), the principal underwriter, an affiliate of Allspring Funds Management, at an annual rate up to 0.75% of the average daily net assets of Class C shares.
In addition, Allspring Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Allspring Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the year ended March 31, 2024, Allspring Funds Distributor received $2,655 from the sale of Class A shares. No contingent deferred sales charges were incurred by Class A and Class C shares for the year ended March 31, 2024.
22 | Allspring Utility and Telecommunications Fund

Notes to financial statements
Shareholder servicing fees
The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C and Administrator Class are charged a fee at an annual rate up to 0.25% of the average daily net assets of each respective class. A portion of these total shareholder servicing fees were paid to affiliates of the Fund.
Interfund transactions
The Fund may purchase or sell portfolio investment securities to certain affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices. Pursuant to these procedures, the Fund did not have any interfund transactions during the year ended March 31, 2024.
5.
INVESTMENT PORTFOLIO TRANSACTIONS
Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended March 31, 2024 were $3,167,271 and $79,281,411, respectively.
6.
BANK BORROWINGS
The Trust (excluding the money market funds), Allspring Master Trust and Allspring Variable Trust are parties to a $350,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate or the overnight bank funding rate in effect on that day plus a spread. In addition, an annual commitment fee based on the unused balance is allocated to each participating fund.
For the year ended March 31, 2024, there were no borrowings by the Fund under the agreement.
7.
DISTRIBUTIONS TO SHAREHOLDERS
The tax character of distributions paid during the years ended March 31, 2024 and March 31, 2023 were as follows:
	Year ended March 31
	2024	2023
Ordinary income	$7,840,742	$7,584,760
Long-term capital gain	11,002,350	36,251,261
As of March 31, 2024, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income	Undistributed long-term gain	Unrealized gains
$263,686	$2,842,228	$110,253,615
8.
CONCENTRATION  RISKS
The Fund concentrated its portfolio of investments in the utility sector. A fund that invests a substantial portion of its assets in any sector may be more affected by changes in that sector than would be a fund whose investments are not heavily weighted in any sector.
9.
INDEMNIFICATION
Under the Fund’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Fund. The Fund has entered into a separate agreement with each Trustee that converts indemnification rights currently existing under the Fund’s organizational documents into contractual rights that cannot be changed in the future without the consent of the Trustee. Additionally, in the normal course of business, the Fund may enter into contracts with service providers that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.
Allspring Utility and Telecommunications Fund | 23

Report of independent registered public accounting firm
To the Shareholders of the Fund and Board of Trustees
Allspring Funds Trust:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Allspring Utility and Telecommunications Fund (the Fund), one of the funds constituting Allspring Funds Trust, including the portfolio of investments, as of March 31, 2024, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of March 31, 2024, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of March 31, 2024, by correspondence with the custodian and transfer agent. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have not been able to determine the specific year that we began serving as the auditor of one or more Allspring Funds investment companies; however, we are aware that we have served as the auditor of one or more Allspring Funds investment companies since at least 1955.
Boston, Massachusetts
May 23, 2024
24 | Allspring Utility and Telecommunications Fund

Other information (unaudited)
Other information
Tax information
For corporate shareholders, pursuant to Section 854 of the Internal Revenue Code, 100% of ordinary income dividends qualify for the corporate dividends-received deduction for the fiscal year ended March 31, 2024.
Pursuant to Section 852 of the Internal Revenue Code, $11,002,350 was designated as a 20% rate gain distribution for the fiscal year ended
March 31, 2024.
Pursuant to Section 854 of the Internal Revenue Code, $7,840,742 of income dividends paid during the fiscal year ended March 31, 2024 has been designated as qualified dividend income (QDI).
For the fiscal year ended March 31, 2024, $161,254 has been designated as interest-related dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.
For the fiscal year ended March 31, 2024, $48,663 has been designated as short-term capital gain dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.
Proxy voting information
A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-866-259-3305, visiting our website at allspringglobal.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at allspringglobal.com or by visiting the SEC website at sec.gov.
Quarterly portfolio holdings information
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the SEC website at sec.gov.

Allspring Utility and Telecommunications Fund | 25

Other information (unaudited)
Board of trustees and officers
Each of the Trustees and Officers listed in the table below acts in identical capacities for each fund in the Allspring family of funds, which consists of 100 mutual funds comprising the Allspring Funds Trust, Allspring Variable Trust, Allspring Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information†. The mailing address of each Trustee and Officer is 1415 Vantage Park Drive, 3rd Floor, Charlotte, NC 28203. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.
Independent Trustees
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015
Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong
Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of
Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International
Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life
Insurance Company. Serves on the Investment Company Institute’s Board of Governors since
2022 and Executive Committee since 2023 as well as the Vice Chairman of the Governing Council of the Independent Directors Council since 2023. Audit Committee Chair and Investment
Committee Chair of the Vincent Memorial Hospital Foundation (non-profit organization). Mr.
Ebsworth is a CFA charterholder.
N/A
Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since January 2018#
Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning
Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens &
Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead
Independent Director and chair of the Audit Committee. Board member of the Russell Exchange
Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is also an inactive Chartered Financial Analyst.
N/A
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009; Audit Committee Chair, since 2019
Retired. Member of the Advisory Board of CEF of East Central Florida. Chairman of the Board of
CIGNA Corporation from 2009 to 2021, and Director from 2005 to 2008. From 2003 to 2011,
Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and
Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to
2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the
Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory board of
Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Advisory Board Member, Fellowship of Christian Athletes. Mr. Harris is a certified public accountant (inactive status).
N/A
David F. Larcker (Born 1950)	Trustee, since 2009
Distinguished Visiting Fellow at the Hoover Institution since 2022. James Irvin Miller Professor of
Accounting at the Graduate School of Business (Emeritus), Stanford University, Director of the
Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate
Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of
Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The
Wharton School, University of Pennsylvania from 1985 to 2005.
N/A
Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chair, since 2018
International Foundation of Employee Benefit Plans Professor since 1993, Wharton School of the
University of Pennsylvania. Director of Wharton’s Pension Research Council and Boettner Center
on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic
Research. Previously taught at Cornell University from 1978 to 1993.
N/A
* Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.
#  Ms. Freeman will serve as Chair Liaison through June 2024, at which time Ms. Wheelock will assume the role.
†
The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at allspringglobal.com.

26 | Allspring Utility and Telecommunications Fund

Other information (unaudited)
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Timothy J. Penny (Born 1951)	Trustee, since 1996; Chair, since 2018
President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Vice Chair of the Economic Club of Minnesota, since 2007. Co-Chair of the Committee for a Responsible Federal Budget, since 1995. Member of the Board of Trustees of
NorthStar Education Finance, Inc., a non-profit organization, from 2007-2022. Senior Fellow of the University of Minnesota Humphrey Institute from 1995 to 2017.
N/A
James G. Polisson (Born 1959)	Trustee, since 2018
Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to
2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell
Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays
Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays
Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-
profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of
Columbia Bar Associations.
N/A
Pamela Wheelock (Born 1959)	Trustee, since January 2020; previously Trustee from January 2018 to July 2019#
Retired. Executive and Senior Financial leadership positions in the public, private and nonprofit sectors. Interim President and CEO, McKnight Foundation, 2020. Interim Commissioner,
Minnesota Department of Human Services, 2019. Chief Operating Officer, Twin Cities Habitat for
Humanity, 2017-2019. Vice President for University Services, University of Minnesota, 2012-
2016. Interim President and CEO, Blue Cross and Blue Shield of Minnesota, 2011-2012. Executive
Vice-President and Chief Financial Officer, Minnesota Wild, 2002-2008. Commissioner,
Minnesota Department of Finance, 1999-2002. Chair of the Board of Directors of Destination
Medical Center Corporation. Board member of the Minnesota Wild Foundation.
N/A
* Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.
# Ms. Freeman will serve as Chair Liaison through June 2024, at which time Ms. Wheelock will assume the role.

Allspring Utility and Telecommunications Fund | 27

Other information (unaudited)
Officers1
Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen (Born 1960)	President, since 2017
President and Chief Executive Officer of Allspring Funds Management, LLC since 2017 and Head of Global Fund
Governance of Allspring Global Investments since 2022. Prior thereto, co-president of Galliard Capital
Management, LLC, an affiliate of Allspring Funds Management, LLC, from 2019 to 2022 and Head of Affiliated
Managers, Allspring Global Investments, from 2014 to 2019 and Executive Vice President responsible for marketing, investments and product development for Allspring Funds Management, LLC, from 2009 to 2014.

Jeremy DePalma (Born 1974)	Treasurer, since 2012 (for certain funds in the Fund Complex); since 2021 (for the remaining funds in the Complex)
Senior Vice President of Allspring Funds Management, LLC since 2009. Senior Vice President of Evergreen
Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

Christopher Baker (Born 1976)	Chief Compliance Officer, since 2022
Global Chief Compliance Officer for Allspring Global Investments since 2022. Prior thereto, Chief Compliance
Officer for State Street Global Advisors from 2018 to 2021. Senior Compliance Officer for the State Street divisions of Alternative Investment Solutions, Sector Solutions, and Global Marketing from 2015 to 2018. From 2010 to 2015
Vice President, Global Head of Investment and Marketing Compliance for State Street Global Advisors.

Matthew Prasse (Born 1983)	Chief Legal Officer, since 2022; Secretary, since 2021
Senior Counsel of the Allspring Legal Department since 2021. Senior Counsel of the Wells Fargo Legal Department
from 2018 to 2021. Previously, Counsel for Barings LLC from 2015 to 2018. Prior to joining Barings, Associate at
Morgan, Lewis & Bockius LLP from 2008 to 2015.

1 For those Officers with tenures at Allspring Global Investments and/or Allspring Funds Management, LLC that began prior to 2021, such tenures include years of service during which these businesses/entities were known as Wells Fargo Asset Management and Wells Fargo Funds Management, LLC, respectively.

28 | Allspring Utility and Telecommunications Fund

For more information
More information about Allspring Funds is available free upon request. To obtain literature, please write, visit the Fund’s website, or call:
Allspring Funds
P.O. Box 219967
Kansas City, MO 64121-9967
Website: allspringglobal.com
Individual investors: 1-800-222-8222
Retail investment professionals: 1-888-877-9275
Institutional investment professionals: 1-800-260-5969

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at allspringglobal.com. Read the prospectus carefully before you invest or send money.
Allspring Global InvestmentsTM is the trade name for the asset management firms of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P. These firms include but are not limited to Allspring Global Investments, LLC, and Allspring Funds Management, LLC. Certain products managed by Allspring entities are distributed by Allspring Funds Distributor, LLC (a broker-dealer and Member FINRA/SIPC).
This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind - including a recommendation for any specific investment, strategy, or plan.
© 2024 Allspring Global Investments Holdings, LLC. All rights reserved.
ALL-04012024-nvnnzkhz 05-24
AR134 03-24

ITEM 2. CODE OF ETHICS

(a) As of the end of the period covered by the report, Allspring Funds Trust has adopted a code of ethics that applies to its President and Treasurer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

(c) During the period covered by this report, there were no amendments to the provisions of the code of ethics adopted in Item 2(a) above.

(d) During the period covered by this report, there were no implicit or explicit waivers to the provisions of the code of ethics adopted in Item 2(a) above.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

The Board of Trustees of Allspring Funds Trust has determined that Isaiah Harris is an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Harris is independent for purposes of Item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

(a), (b), (c), (d) The following table presents aggregate fees billed in each of the last two fiscal years for services rendered to the registrant by the registrant’s principal accountant. These fees were billed to the registrant and were approved by the registrant’s audit committee.

	Fiscal year ended March 31, 2024	Fiscal year ended March 31, 2023
Audit fees	$324,040	$298,660
Audit-related fees	—	—
Tax fees (1)	$45,050	$37,390
All other fees	—	—
	$369,090	$336,050

(1)	Tax fees consist of fees for tax compliance, tax advice, tax planning and excise tax.

(e)(1) The Chair of the Audit Committees is authorized to pre-approve: (1) audit services for the mutual funds of Allspring Funds Trust; (2) non-audit tax or compliance consulting or training services provided to the Funds by the independent auditors (“Auditors”) if the fees for any particular engagement are not anticipated to exceed $50,000; and (3) non-audit tax or compliance consulting or training services provided by the Auditors to a Fund’s investment adviser and its controlling entities (where pre-approval is required because the engagement relates directly to the operations and financial reporting of the Fund) if the fee to the Auditors for any particular engagement is not anticipated to exceed $50,000. For any such pre-approval sought from the Chair, Management shall prepare a brief description of the proposed services.

If the Chair approves of such service, he or she shall sign the statement prepared by Management. Such written statement shall be presented to the full Committees at their next regularly scheduled meetings.

(e)(2) Not applicable.

(f) Not applicable.

(g) Not applicable.

(h) Not applicable.

(i) Not applicable.

(j) Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

ITEM 6. INVESTMENTS

A Portfolio of Investments for the series of Allspring Funds Trust is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees that have been implemented since the registrant’s last provided disclosure in response to the requirements of this Item.

ITEM 11. CONTROLS AND PROCEDURES

(a) The President and Treasurer have concluded that the Allspring Funds Trust disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) provide reasonable assurances that material information relating to the registrant is made known to them by the appropriate persons based on their evaluation of these controls and procedures as of a date within 90 days of the filing of this report.

(b) There were no significant changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the period covered by this report that materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. DISCLOSURES OF SECURITIES LENDING ACTIVITES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 13. EXHIBITS

(a)(1) Code of Ethics.

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

(a)(3) Not applicable.

(a)(4) Not applicable.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Allspring Funds Trust

By:	/s/ Andrew Owen
Andrew Owen
President

Date: May 23, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the date indicated.

Allspring Funds Trust

By:	/s/ Andrew Owen
Andrew Owen
President

Date: May 23, 2024

By:	/s/Jeremy DePalma
Jeremy DePalma
Treasurer

Date: May 23, 2024